UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02224

MML Series Investment Fund
(Exact name of registrant as specified in charter)

100 Bright Meadow Blvd., Enfield, CT 06082
(Address of principal executive offices)	(Zip code)
Brian Haendiges
100 Bright Meadow Blvd., Enfield, CT 06082
(Name and address of agent for service)

Registrant’s telephone number, including area code:      (860) 562-1000

Date of fiscal year end:    12/31/2016

Date of reporting period:    12/31/2016

Item 1. Reports to Stockholders.

MML Series Investment Fund
Annual Report

MML Conservative Allocation Fund

MML Balanced Allocation Fund

MML Moderate Allocation Fund

MML Growth Allocation Fund

MML Aggressive Allocation Fund

MML American Funds® Growth Fund

MML American Funds® International Fund

MML American Funds Core Allocation Fund

This annual report pertains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

December 31, 2016

MassMutual
FINANCIAL GROUP®

We'll help you get there.®

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MML Series Investment Fund – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Brian Haendiges

“MassMutual believes that changing market conditions are a way of life for retirement investors – but these same conditions have the potential to reward patient investors who maintain a long-term perspective, instead of reacting to short-term market movements.”

December 31, 2016

Continued strength in U.S. markets in a challenging market environment

I am pleased to present you with the MML Series Investment Fund Annual Report, covering the year ended December 31, 2016 (the “fiscal year”). Domestic stocks outperformed most international equities during the fiscal year, as a strong market environment in the U.S. accelerated. Much of the strength occurred late in the reporting period, due to the surprising Republican victory in the race for the White House – as investors were buoyed by President-elect Trump’s promises for tax abatements and infrastructure spending. Economic difficulties elsewhere in the world – such as the challenging interest rate environment in Japan, uncertainty in Europe and the United Kingdom’s surprising Brexit vote that ratified an eventual exit from the European Union – had virtually no impact on U.S. stock indexes. Nevertheless, during the reporting period, recurring market volatility served as a general reminder for investors that market conditions are cyclical and can change anytime.

In MassMutual’s view, the ongoing uncertainties in markets today highlight the importance of taking a long-term perspective and not reacting to current events or short-term market changes. We also believe retirement investors who follow certain investment guidelines, such as the ones below, may increase their chances of reaching their retirement income goals.

Suggestions for retirement investors under any market conditions

Contribute as much as you can

While it is impossible to control your investments’ performance, you can control how often and how much you save. Contributing to your retirement account on a regular basis and increasing your contribution level as often as you are able, may be one way to help you realize your long-term investment objectives.*

Continue to invest

Some of the most sophisticated investors believe that individuals who can withstand a market downturn have the potential to be rewarded by accumulating larger positions at more favorable prices (relative to those who do not continue investing during a down market). That’s why most financial professionals believe it’s important to stay in the market, regardless of short-term results.

Time may be on your side

For most people, investing for retirement occurs over many decades. While retirement investors often know that the financial markets will be volatile from time to time, seasoned investors tend to understand the wisdom of taking a long-term approach. They know that this can help them navigate the market’s downturns, leverage its upturns, and successfully grow their account balances.

Monitor your asset allocation and diversify

Stocks, bonds, and short-term/money market investments are investment types that typically behave differently depending upon the economic and market environment. Each of these categories contains

*	Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

1

MML Series Investment Fund – President’s Letter to Shareholders (Unaudited) (Continued)

an even greater array of sub-categories, such as small-cap stocks, international stocks, and high-yield bonds. Many financial professionals believe that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing investment types by maintaining a portfolio that includes a mix of investment types and sub-categories.

Make informed choices and seek professional guidance

Many financial advisors will suggest that retirement investors select an appropriate combination of investments that aligns with their retirement income goals. Doing so can help you weather the inevitable ups and downs of the markets.

For retirement investors who work with a financial professional

If you work with a financial professional, this may be an excellent time to contact him or her for assistance in assessing whether or not you:

•	are saving enough for retirement based on your long-term needs;

•	are invested properly, based on your goals and objectives and where you are in your retirement planning journey; and

•	feel you are taking the right steps to help reduce the risk you could outlive your retirement savings.

Protect who matters most

MassMutual believes that nothing matters more than the safety and well-being of your loved ones. That’s why we have always been committed to helping our customers put themselves on the path to a more secure financial future. And it’s why we have always encouraged retirement investors to maintain perspective over the long term. In our view, changing market conditions are a way of life for retirement investors, but these same conditions have the potential to reward patient investors who maintain a long-term perspective, instead of reacting to short-term market movements. Thank you for your continued trust in MassMutual.

Sincerely,

Brian Haendiges

President

The information provided is the opinion of MassMutual Funds Investment Management Group as of 1/1/17 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

2

MML Series Investment Fund – Economic and Market Overview (Unaudited)

December 31, 2016

Economic Overview and Market Commentary

We note three significant and unexpected events that were followed by meaningful market movements in 2016. The first followed Federal Reserve (Fed) Board Chair Janet Yellen’s testimony before the U.S. Senate Committee on Banking, Housing, and Urban Affairs on February 11, 2016, where she confirmed a “slower for longer” plan for interest rate hikes going forward. The second followed the United Kingdom’s surprising June 23 referendum to leave the European Union – commonly referred to as “Brexit” (an abbreviation for “British exit”). The third followed Donald J. Trump’s election as the 45th President of the United States on November 8.

Throughout 2016, the initially sluggish domestic economy started to return more positive reports as modest gross domestic product (GDP) estimates were revised upward. (GDP reflects the total value of goods and services produced in the United States.) Investors responded favorably and domestic equity markets delivered broad positive returns for the fiscal year. Equity returns in the foreign and emerging markets ended the year more mixed.

For the year, the Dow Jones Industrial AverageSM (Dow) grew 16.50% and the broader S&P 500® Index (S&P 500) of large-capitalization U.S. stocks gained 11.96%. The technology-focused NASDAQ Composite® Index managed an 8.87% return, as tech stocks lagged the other indexes following the U.S. election. Small-cap equities outperformed for the year, with the Russell 2000® Index of small-capitalization stocks adding 21.31%. In foreign markets, the MSCI EAFE® Index, a barometer for foreign stocks in developed markets, gained only 1.00%, though the MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, rose 11.19%.* While developed foreign markets struggled under the weight of Brexit and longer-term fiscal burdens, emerging markets derived more of their value from domestic interactions and benefited more from that alignment.

Bonds performed well for much of the year, but dropped sharply following the U.S. election, as investors tried to anticipate what political policy might mean for bond markets in 2017 and beyond. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, rose as much as 6% in July, but ended the year up only 2.65%. The performance of shorter-term debt investments continued to reflect the unrelenting low interest rate environment. Yields on the 2-year U.S. Treasury bond closed the year at 1.19%, while 10-year Treasury bonds yielded 2.44% at year end. These higher year-over-year yields reflect the turbulence in the fixed-income markets following the U.S. election. A “risk-on” environment developed as the year unfolded and high-yield bonds benefited. The Bloomberg Barclays U.S. Corporate High-Yield Index, which measures the performance of fixed-rate, below-investment-grade debt from corporate sectors, returned 17.13%.*

These returns were not without market volatility and surprises, however. Before rebounding, major indexes fell sharply through January and into February – until the Fed’s announcement triggered a more sustained period of growth. Markets stuttered briefly in May over concerns that Apple might not be able to sustain its growth in the smartphone market. Following a brief post-Brexit drop in late June, neither the surprising Brexit outcome nor global economic turbulence could disrupt the upward momentum in U.S. markets. Particularly noteworthy is the fact that domestic equity markets added nearly half of their annual returns in the final seven weeks of the year, as investors cheered President-elect Trump’s promises for tax abatements and infrastructure spending.

Q1 2016 – The inflection point

Headwinds affecting markets in late 2015 continued into January and early February of 2016. China’s slowing economy and falling crude oil prices, along with a weak January employment report, stoked fears that a U.S. recession could be on the near-term horizon. By February 11, the S&P 500 had dropped to 1,810. At this point, Fed Chair Janet Yellen signaled that the central bank would be patient in beginning to normalize policy interest rates and that it was unlikely that economic conditions would warrant an increase in the target range for the federal funds rate for at least the next few Open Market Committee meetings. (The federal funds rate is the interest rate that banks and financial institutions charge each other for borrowing funds overnight.)

Headwinds ultimately shifted to tailwinds. The S&P 500 gained nearly 250 points by the end of the first quarter, initiating a rally that would more or less be sustained throughout the second and third quarters of 2016. The employment picture improved, as

3

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

MML Series Investment Fund – Economic and Market Overview (Unaudited) (Continued)

February’s non-farm payrolls came in stronger than the previous two months, and December 2015 and January 2016 payroll numbers were revised upward. Once again, the quarter recovered what it had lost and ended essentially where it started the year. Despite this, the climate had changed.

Q2 2016 – Domestic markets override negative interest rates and Brexit

While Britain’s historic Brexit vote dominated news at the end of the second quarter, the unusual arrival of negative interest rates for Japan’s sovereign debt proved puzzling for many investors early in the quarter. Both seemed to feed a “flight to quality” reaction that resulted in a stronger U.S. dollar. Neither event, however, derailed the strengthening U.S. economy. By the end of the second quarter, concerns about China’s economy and falling oil prices moderated. U.S. GDP firmed up and the Fed softened its interest rate strategy, taking a more cautious approach. May’s disappointing jobs report created investor concerns that the Fed could seriously consider suspending any interest rate hikes for at least a year. Nevertheless, the quarter ended with broad-based gains across a variety of asset classes, improved consumer spending, low unemployment rates, and better-than-expected corporate earnings reports.

On June 23, global economic focus shifted to the United Kingdom. The Brexit vote pushed European stocks more deeply into negative territory on concerns that the immediate impact might slow growth in the U.K. and the larger European region. Investors also worried that the British vote might encourage other countries to follow suit. Interestingly, emerging market and Pacific country stocks delivered positive returns for the quarter and year-to-date.

Q3 2016 – Campaign rhetoric overshadows economic momentum

By the end of July, it seemed markets had shrugged off Brexit fears. The U.S. economy was gathering steam, as evidenced on several fronts. The U.S. labor market continued to show strength as job openings rose in June and hiring increased. U.S. consumer confidence hit a 12-month high in August, according to the Conference Board’s Consumer Confidence Index®, which reflected improved consumer assessment of economic conditions and the six-month economic outlook. Corporate earnings came in better than expected for the second consecutive quarter, even though it was the fifth consecutive declining quarter. In mid-September, the U.S. Census Bureau announced that real median household income had jumped 5%, the biggest annual increase since they first started gathering this data in 1968. The two major U.S. presidential candidates accepted their party’s nominations in July. As September came to a close, it became more evident that the upcoming election would be both hotly contested and divisive.

Q4 2016 – The Fed takes a back seat

Prior to the November elections, the Fed held the throttle on the markets. In October, speculation about the next rate hike (whether it would happen before the end of the year and how frequently subsequent rate hikes might occur) dominated investor thinking. At the same time, increasingly heated campaign rhetoric served as a drag while investors tried to figure out what the next four years might look like in either case. On the morning following the U.S. election, market futures pointed sharply downward, as the widely expected presidential winner, Hillary Clinton, conceded electoral vote defeat to Donald J. Trump. When markets opened on November 9, buyers surged, however, as investors anticipated the economic impacts of the President-elect delivering on his pro-business and pro-domestic campaign rhetoric. This buoyant investor sentiment launched a year-end rally that pushed the S&P 500 up 5.3% by year-end, with nearly half of the Index’s 11.96% return occurring in the last seven weeks of the year. In December, the Fed did, indeed, raise policy interest rates, but the market throttle now appeared to be in other hands.

Going into 2017, markets have yet to digest the upcoming Trump presidency in an environment where the Fed is forecasting multiple rate hikes. Turning to the global stage, by the end of March 2017, Britain’s Prime Minister, Theresa May, plans to trigger Article 50 of the Lisbon Treaty, which would initiate the two-year process of withdrawing the U.K. from the European Union. Terrorism and military posturing add further tensions to the global environment.

Domestic equity markets delivered solid returns for investors in 2016, but investors endured a steady stream of uncertainty, surprises and volatility throughout. Long-term investors with a view to saving for retirement income pay attention to such things, but maintain a thoughtful and disciplined response to them. Many retirement investors wisely subscribe to the value of a well-

4

MML Series Investment Fund – Economic and Market Overview (Unaudited) (Continued)

diversified portfolio, using an appropriate mix of available strategies to benefit from market expansions and mitigate the risks inherent in unexpected events.

The information provided is the opinion of MassMutual Funds Investment Management Group as of 12/31/16 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

5

MML Allocation Fund Series – Portfolio Manager Report (Unaudited)

What are the investment approaches of the Funds that constitute the MML Allocation Series (the “Series”), and who is the Series’ investment adviser?

The MML Allocation Series comprises five Funds – each of which has a “fund of funds” structure. The five Funds in the Series are MML Conservative Allocation Fund, MML Balanced Allocation Fund, MML Moderate Allocation Fund, MML Growth Allocation Fund, and MML Aggressive Allocation Fund.

Each Fund seeks to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital, and recognition of the Fund’s stated asset allocation. Each Fund invests in a combination of domestic and international mutual funds (“MML Underlying Funds”) using an asset allocation strategy. MML Underlying Funds can include series of the MML Series Investment Fund and MML Series Investment Fund II (which are advised by MML Investment Advisers, LLC (MML Advisers), Oppenheimer Funds (which are advised by OFI Global Asset Management, Inc. (OFI Global Asset Management), a majority owned, indirect subsidiary of MassMutual), and non-affiliated funds. The Series’ investment adviser is MML Advisers.

Through their investment in MML Underlying Funds, the Funds may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high-yield” bonds, including securities in default), inflation-protected securities, bank loans, commodities, real estate, and short-term investments of any kind.

Each Fund’s assets are allocated to its MML Underlying Funds according to an asset allocation strategy stated below. Each Fund may allocate a portion of its assets to “alternative” investments, such as commodities, precious metals, real estate, and foreign currencies.

•	MML Conservative Allocation Fund: Approximately 35% to 45% in equity and similar funds and 55% to 65% in fixed income and similar funds, including money market funds.

•	MML Balanced Allocation Fund: Approximately 45% to 55% in equity and similar funds and 45% to 55% in fixed income and similar funds, including money market funds.

•	MML Moderate Allocation Fund: Approximately 55% to 65% in equity and similar funds and 35% to 45% in fixed income and similar funds, including money market funds.

•	MML Growth Allocation Fund: Approximately 70% to 80% in equity and similar funds and 20% to 30% in fixed income and similar funds, including money market funds.

•	MML Aggressive Allocation Fund: Approximately 85% to 95% in equity and similar funds and 5% to 15% in fixed income and similar funds, including money market funds.

How did each Fund perform during the 12 months ended December 31, 2016?

	Fund’s Initial Class Return	Custom Index Return	Russell 3000 Index Return	MSCI ACWI ex USA Return	Bloomberg Barclays U.S. Aggregate Bond Index Return
MML Conservative Allocation Fund	5.78%	5.84%	12.74%	4.50%	2.65%*

MML Balanced Allocation Fund	6.15%	6.66%	12.74%*	4.50%	2.65%

MML Moderate Allocation Fund	6.89%	7.46%	12.74%*	4.50%	2.65%

MML Growth Allocation Fund	7.57%	8.66%	12.74%*	4.50%	2.65%

MML Aggressive Allocation Fund	8.54%	10.13%	12.74%*	4.50%	2.65%

* Benchmark return

6

MML Allocation Fund Series – Portfolio Manager Report (Unaudited) (Continued)

Each of the MML Allocation Series Funds underperformed its respective Custom Index and the Russell 3000 Index. All five Funds outperformed the MSCI ACWI ex USA Index and the Bloomberg Barclays U.S. Aggregate Bond Index for the full year.

MML Allocation Fund Series Custom Indexes

•	The Custom MML Conservative Allocation Index comprises the Bloomberg Barclays U.S. Aggregate Bond Index, the Russell 3000 Index, and the MSCI All Country World Index (ACWI) ex USA. The weightings of each index are 60%, 30%, and 10%, respectively.

•	The Custom MML Balanced Allocation Index comprises the Bloomberg Barclays U.S. Aggregate Bond Index, the Russell 3000 Index, and the MSCI All Country World Index (ACWI) ex USA. The weightings of each index are 50%, 37.5%, and 12.5%, respectively.

•	The Custom MML Moderate Allocation Index comprises the Bloomberg Barclays U.S. Aggregate Bond Index, the Russell 3000 Index, and the MSCI All Country World Index (ACWI) ex USA. The weightings of each index are 40%, 45%, and 15%, respectively.

•	The Custom MML Growth Allocation Index comprises the Bloomberg Barclays U.S. Aggregate Bond Index, the Russell 3000 Index, and the MSCI All Country World Index (ACWI) ex USA. The weightings of each index are 25%, 56.25%, and 18.75%, respectively.

•	The Custom MML Aggressive Allocation Index comprises the Bloomberg Barclays U.S. Aggregate Bond Index, the Russell 3000 Index, and the MSCI All Country World Index (ACWI) ex USA. The weightings of each index are 10%, 67.5%, and 22.5%, respectively.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2016, please see the Economic and Market Review, beginning on page 3.

Investment adviser discussion of factors that contributed to the Funds’ performance

For the year ended December 31, 2016, the Series Funds delivered positive returns consistent with their respective equity/fixed-income mix profiles across the Series, as U.S. equities (as represented by the S&P 500 Index) returned nearly 12% for the year – and U.S fixed-income investments, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, returned over 2.6%.

The year 2016 started off on a sour note for the equity markets – turning in the worst starting week to a year in the Dow Jones Industrial Average’s history. By mid-February, the broad market equity indexes were down about 10%, largely driven by a drop in oil prices to about $25 per barrel. A quick rebound rally by mid-April, coinciding with a recovery in oil prices, sent the markets on their way toward positive territory, despite global events such as “Brexit” and a November surprise in the U.S. elections. (Brexit – an abbreviation for “British exit” – was the United Kingdom’s surprising June 23, 2016 referendum to leave the European Union.)

In the fixed-income universe, the recovery in oil sent high-yield bonds to double-digit returns for the year, although the 10-year Treasury was more volatile – rising over 1% to 2.45% – after hitting a low over the summer of about 1.35%. The rise in yields through year end resulted in lower bond prices for the more interest rate-sensitive investment-grade fixed-income sector.

In the equity (stock) components of the Series, performance drivers included an underweight position, relative to the benchmark, in international stocks, which were hit by a rising U.S. dollar. Favorable strategy selection in international Underlying Funds, such as MML International Equity, MML Foreign, and MML Global, also benefited the Series. In the U.S., performance by mid- and small-cap value equity strategies held by the Series Funds provided modest offsets to the more significant detractors in the large-cap equity segment of the Series. In particular, Large Cap Growth was a detractor, as value stocks led their growth counterparts for the year and outperformed by 10%. In addition, selection in large-cap growth Underlying Funds was a meaningful detractor, as managers underweighted “safety and yield” in sectors like consumer staples and struggled on navigating the health care sector during the year. On the value side, large-cap value manager results were mixed, with positive Underlying Fund contributors being MML Focused Equity and MML Equity Income.

7

MML Allocation Fund Series – Portfolio Manager Report (Unaudited) (Continued)

In the fixed-income (bond) components of the Series, allocations to sectors that are not included in the Bloomberg Barclays U.S. Aggregate Bond Index were contributors – such as high-yield bonds, U.S Treasury inflation-protected securities (TIPS), and international bonds. The Series allocation to high-yield bonds declined throughout the year as the oil market recovered and risks in high-yield pricing and debt covenant protections increased. Fixed-income was exceptionally challenging for investors, as yields on many global sovereign bonds in various maturities were negative, something unprecedented in the fixed-income market. Throughout the year, bond investors sought direction from the Federal Reserve (the Fed) to long-awaited increases in interest rates.

Investment adviser outlook

The outcome of the U.S. elections has triggered shifts across the market, as a surprising presidential victory, combined with one political party taking control of both houses of Congress, may signal quite a bit of activity in markets in 2017. Investors appear to have made the transition from focusing on central bank activity as being the market driver to a focus that places far greater importance on policy changes from the incoming president. Since the election, we have observed a rise in consumer and business confidence – and investors have demonstrated expectations of fiscal stimulus through investment in infrastructure, cuts in personal and corporate taxes, deregulation, and changes in health care – all of which have the potential to change consumer costs and reshape the jobs landscape. Many presidents experience a honeymoon period – as we witnessed with the surge in markets through the end of 2016 – but markets will, in our view, need to adjust in 2017 to what we believe will be a bumpy ride through the legislative process.

Investor optimism over a new U.S. president is being challenged by already expensive markets and an economy nearing its second-longest recovery in the post-war era. With expectations building of rising inflation, interest rates, lower profit margins, and a Fed signaling rising rates in 2017, our belief is that good news may already be reflected in risk assets.

8

MML Allocation Fund Series – Portfolio Manager Report (Unaudited) (Continued)

MML Conservative Allocation Fund Asset Allocation (% of Net Assets) on 12/31/16

Fixed Income Funds	60.5%
Equity Funds	39.6%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MML Balanced Allocation Fund Asset Allocation (% of Net Assets) on 12/31/16

Fixed Income Funds	50.5%
Equity Funds	49.6%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MML Moderate Allocation Fund Asset Allocation (% of Net Assets) on 12/31/16

Equity Funds	59.6%
Fixed Income Funds	40.5%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MML Growth Allocation Fund Asset Allocation (% of Net Assets) on 12/31/16

Equity Funds	74.7%
Fixed Income Funds	25.4%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MML Aggressive Allocation Fund Asset Allocation (% of Net Assets) on 12/31/16

Equity Funds	89.9%
Fixed Income Funds	10.2%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

9

MML Conservative Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Conservative Allocation Fund Initial Class, the Bloomberg Barclays U.S. Aggregate Bond Index, the Russell 3000 Index, the MSCI ACWI ex USA, and the Custom MML Conservative Allocation Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Five Year Average Annual 1/1/12 - 12/31/16	Since Inception Average Annual 8/31/07 - 12/31/16
Initial Class	5.78%	6.56%	5.08%
Bloomberg Barclays U.S. Aggregate Bond Index*	2.65%	2.23%	4.30%
Russell 3000 Index	12.74%	14.67%	7.17%
MSCI ACWI ex USA	4.50%	5.00%	0.17%
Custom MML Conservative Allocation Index	5.84%	6.28%	5.23%

Hypothetical Investments in MML Conservative Allocation Fund Service Class, the Bloomberg Barclays U.S. Aggregate Bond Index, the Russell 3000 Index, the MSCI ACWI ex USA, and the Custom MML Conservative Allocation Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Five Year Average Annual 1/1/12 - 12/31/16	Since Inception Average Annual 8/15/08 - 12/31/16
Service Class	5.48%	6.28%	5.42%
Bloomberg Barclays U.S. Aggregate Bond Index*	2.65%	2.23%	4.22%
Russell 3000 Index	12.74%	14.67%	9.17%
MSCI ACWI ex USA	4.50%	5.00%	1.59%
Custom MML Conservative Allocation Index	5.84%	6.28%	5.94%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Bloomberg Barclays U.S. Aggregate Bond Index, the Russell 3000 Index, the MSCI ACWI ex USA, and the Custom MML Conservative Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

10

MML Balanced Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Balanced Allocation Fund Initial Class, the Russell 3000 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Balanced Allocation Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Five Year Average Annual 1/1/12 - 12/31/16	Since Inception Average Annual 8/31/07 - 12/31/16
Initial Class	6.15%	7.47%	4.98%
Russell 3000 Index*	12.74%	14.67%	7.17%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	4.30%
MSCI ACWI ex USA	4.50%	5.00%	0.17%
Custom MML Balanced Allocation Index	6.66%	7.29%	5.37%

Hypothetical Investments in MML Balanced Allocation Fund Service Class, the Russell 3000 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Balanced Allocation Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Five Year Average Annual 1/1/12 - 12/31/16	Since Inception Average Annual 8/15/08 - 12/31/16
Service Class	5.82%	7.19%	5.56%
Russell 3000 Index*	12.74%	14.67%	9.17%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	4.22%
MSCI ACWI ex USA	4.50%	5.00%	1.59%
Custom MML Balanced Allocation Index	6.66%	7.29%	6.28%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 3000 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Balanced Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

11

MML Moderate Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Moderate Allocation Fund Initial Class, the Russell 3000 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Moderate Allocation Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Five Year Average Annual 1/1/12 - 12/31/16	Since Inception Average Annual 8/31/07 - 12/31/16
Initial Class	6.89%	8.34%	5.15%
Russell 3000 Index*	12.74%	14.67%	7.17%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	4.30%
MSCI ACWI ex USA	4.50%	5.00%	0.17%
Custom MML Moderate Allocation Index	7.46%	8.29%	5.47%

Hypothetical Investments in MML Moderate Allocation Fund Service Class, the Russell 3000 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Moderate Allocation Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Five Year Average Annual 1/1/12 - 12/31/16	Since Inception Average Annual 8/15/08 - 12/31/16
Service Class	6.59%	8.07%	5.95%
Russell 3000 Index*	12.74%	14.67%	9.17%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	4.22%
MSCI ACWI ex USA	4.50%	5.00%	1.59%
Custom MML Moderate Allocation Index	7.46%	8.29%	6.57%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 3000 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Moderate Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

12

MML Growth Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Growth Allocation Fund Initial Class, the Russell 3000 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Growth Allocation Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Five Year Average Annual 1/1/12 - 12/31/16	Since Inception Average Annual 8/31/07 - 12/31/16
Initial Class	7.57%	9.67%	5.18%
Russell 3000 Index*	12.74%	14.67%	7.17%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	4.30%
MSCI ACWI ex USA	4.50%	5.00%	0.17%
Custom MML Growth Allocation Index	8.66%	9.78%	5.55%

Hypothetical Investments in MML Growth Allocation Fund Service Class, the Russell 3000 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Growth Allocation Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Five Year Average Annual 1/1/12 - 12/31/16	Since Inception Average Annual 8/15/08 - 12/31/16
Service Class	7.23%	9.38%	6.30%
Russell 3000 Index*	12.74%	14.67%	9.17%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	4.22%
MSCI ACWI ex USA	4.50%	5.00%	1.59%
Custom MML Growth Allocation Index	8.66%	9.78%	6.93%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 3000 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Growth Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

13

MML Aggressive Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Aggressive Allocation Fund Initial Class, the Russell 3000 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Aggressive Allocation Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Five Year Average Annual 1/1/12 - 12/31/16	Since Inception Average Annual 8/31/07 - 12/31/16
Initial Class	8.54%	10.93%	5.25%
Russell 3000 Index*	12.74%	14.67%	7.17%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	4.30%
MSCI ACWI ex USA	4.50%	5.00%	0.17%
Custom MML Aggressive Allocation Index	10.13%	11.49%	5.46%

Hypothetical Investments in MML Aggressive Allocation Fund Service Class, the Russell 3000 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Aggressive Allocation Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Five Year Average Annual 1/1/12 - 12/31/16	Since Inception Average Annual 8/15/08 - 12/31/16
Service Class	8.28%	10.66%	6.69%
Russell 3000 Index*	12.74%	14.67%	9.17%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	4.22%
MSCI ACWI ex USA	4.50%	5.00%	1.59%
Custom MML Aggressive Allocation Index	10.13%	11.49%	7.17%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 3000 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Aggressive Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

14

MML American Funds Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML American Funds® Growth Fund, and who is the Fund’s investment adviser?

The Fund seeks to provide investors with growth of capital through a “master feeder” relationship. (See page 52 of this report for information about the “master feeder” relationship.) The Fund invests all of its assets in Class 1 shares of the American Funds Insurance Series – Growth Fund (the “Master Growth Fund”), a series of the American Funds Insurance Series®, a registered open-end investment company, managed by Capital Research and Management Company (Capital Research), which has substantially the same investment objective as the Master Growth Fund. The Master Growth Fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The Master Growth Fund may invest up to 25% of its assets in common stocks and other securities of issuers domiciled outside the United States. The Master Growth Fund may hold a portion of its assets in cash or cash equivalents. The Fund’s investment adviser is MML Investment Advisers, LLC (MML Advisers).

How did the Fund perform during the 12 months ended December 31, 2016?

The Fund returned 9.00%, underperforming the 11.96% return of the S&P 500® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Fund outperformed the 7.08% return of the Russell 1000® Growth Index, an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and higher forecasted growth rates than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2016, please see the Economic and Market Overview, beginning on page 3.

Capital Research’s discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2016, the Fund’s health care holdings detracted from full-year performance on both an absolute and relative basis. Specifically, Centene (a leading multiline health care enterprise that provides services to government health care programs); Express Scripts (a pharmacy benefit management company); Vertex Pharmaceuticals; and Regeneron Pharmaceuticals, Inc. (a biotechnology company) were among the top detractors from the Fund’s relative returns.

Elsewhere, a rebound in commodities lifted the energy sector, while financial stocks rose, spurred by rising interest rates and the potential for a less restrictive regulatory environment. Strong stock selection in consumer discretionary and information technology also boosted the Fund’s full-year results. Most notably, Fund holdings Nintendo Co., Ltd. (a Japanese multinational consumer electronics and software company); Charter Communications (an American cable telecommunications company); and ASML (a Dutch company that is a supplier of photolithography systems for the semiconductor industry) were among the Fund’s top contributors to relative returns – with Nintendo’s stock price increasing 50%. An overweight position, relative to the benchmark, and good stock selection in the energy sector were also additive to results, given the turnaround in energy prices.

Overall, the Fund’s modest holdings outside of the United States added relative value. Canada, the Netherlands, and Taiwan were primary contributors, while the United Kingdom and Ireland were the main detractors from the Fund’s full-year performance.

Capital Research’s outlook

As we enter 2017, Fund management is keeping a close watch on the U.S. economy, looking past the rhetoric of the presidential election and evaluating the implications of policy changes on issues ranging from health care and trade to reform regulations and taxes on domestic companies. Our portfolio managers are optimistic that Capital Research’s global research capabilities have the potential to help identify attractive long-term investment opportunities for the Fund moving forward.

15

MML American Funds Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MML American Funds Growth Fund Asset Allocation (% of Net Assets) on 12/31/16

Equity Funds	100.1%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

16

MML American Funds Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML American Funds Growth Fund Service Class I, the S&P 500 Index, and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Five Year Average Annual 1/1/12 - 12/31/16	Since Inception Average Annual 8/15/08 - 12/31/16
Service Class I	9.00%	13.76%	7.92%
S&P 500 Index*	11.96%	14.66%	9.13%
Russell 1000 Growth Index	7.08%	14.50%	9.74%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index and the Russell 1000 Growth Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

17

MML American Funds International Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML American Funds® International Fund, and who is the Fund’s investment adviser?

The Fund seeks long-term capital growth of assets through a “master-feeder” relationship. (See page 52 of this report for information about the “master feeder” relationship.) The Fund invests all of its assets in Class 1 shares of the American Funds Insurance Series – International Fund (the “Master International Fund”), a series of the American Funds Insurance Series®, a registered open-end investment company managed by Capital Research and Management Company (Capital Research), which has substantially the same investment objective as the Master International Fund. The Master International Fund invests primarily in common stocks of companies domiciled outside the United States, including companies domiciled in developing countries, that Capital Research believes have the potential for growth. The Master International Fund may hold a portion of its assets in cash or cash equivalents. The Fund’s investment adviser is MML Investment Advisers, LLC (MML Advisers).

How did the Fund perform during the 12 months ended December 31, 2016?

The Fund returned 2.97%, underperforming the 4.50% return of MSCI All Country World Index (ACWI) ex USA (the “benchmark”), an unmanaged index representative of stocks domiciled in global developed and emerging markets, excluding the United States. The Fund outperformed the 1.00% return of the MSCI EAFE Index, a widely recognized, unmanaged index representative of equity securities in developed markets around the world, excluding the U.S. and Canada.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2016, please see the Economic and Market Review, beginning on page 3.

Capital Research’s discussion of factors that contributed to the Fund’s performance

The year 2016 was difficult one for non-U.S. stock markets – beginning with worries about China’s slowing growth and property bubble, and continuing with “Brexit” and the implications for companies in the eurozone. “Brexit” (an abbreviation for “British exit”), was the United Kingdom’s surprising June 23, 2016 referendum to leave the European Union. Europe continued its struggles to grow. In the Pacific Rim, Japan continued treading water, without making much progress.

In the United States, the economy strengthened, and so did the dollar, which tends to have a negative impact on emerging markets. One point of consolation for emerging markets was that oil prices rebounded, which helped to soothe fears of a further deflationary environment.

The Fund took advantage of the rally in commodities – as some materials stocks soared – during the year. The Fund’s positive performance was helped especially by miners First Quantum Minerals and Fortescue Metals. The shares of both of these Fund holdings doubled in price during the year. Energy stocks did well, but the Fund’s underweight exposure to the sector, relative to the benchmark, hurt results. Fund holdings in the information technology sector aided returns. There, standouts included Nintendo Co., Ltd. – a Japanese multinational consumer electronics and software company; and Tencent Holdings Limited, a Chinese company that provides media, entertainment, internet and mobile phone services in China. After strong returns in health care in recent years, many Fund holdings within that sector lagged – most notably, Novartis, a Swiss global health care company.

Capital Research’s outlook

In our view, some proposed U.S. policies may lead to inflation and trade barriers for non-U.S. companies, which could have a negative impact on growth and stock markets. Therefore, Fund management strives to have a balanced approach. We look for companies that will be least impacted by macroeconomic-driven events. Consequently, we take a diversified approach, making sure that the Fund invests in different geographies, industries, and companies that can control their own destiny through efficiencies or innovative products.

18

MML American Funds International Fund – Portfolio Manager Report (Unaudited) (Continued)

MML American Funds International Fund Asset Allocation (% of Net Assets) on 12/31/16

Equity Funds	100.1%

Total Long-Term Investments	100.1%
Other Assets and Liabilities	(0.1)%

Net Assets	100.0%

19

MML American Funds International Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML American Funds International Fund Service Class I, the MSCI ACWI ex USA, and the MSCI EAFE Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Five Year Average Annual 1/1/12 - 12/31/16	Since Inception Average Annual 8/15/08 - 12/31/16
Service Class I	2.97%	6.16%	2.38%
MSCI ACWI ex USA*	4.50%	5.00%	1.59%
MSCI EAFE Index	1.00%	6.53%	1.95%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI ACWI ex USA and the MSCI EAFE Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

20

MML American Funds Core Allocation Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML American Funds Core Allocation Fund, and who is the Fund’s investment adviser?

The Fund seeks to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital, and recognition of the Fund’s stated asset allocation. The Fund is a “fund of funds” and seeks to achieve its investment objective by principally investing in a combination of series of the American Funds Insurance Series® (the “American Underlying Funds”), managed by Capital Research and Management Company (“Capital Research”), using a flexible asset allocation approach. The Fund’s investment adviser invests the Fund’s assets in a combination of domestic and international American Underlying Funds. As of the date of this report, it is expected that the Underlying Funds will include Class I shares of the American Funds Insurance Series – Bond Fund, the American Funds Insurance Series – Blue Chip Income and Growth Fund, the American Funds Insurance Series – Growth-Income Fund, and the American Funds Insurance Series – International Fund. The Fund’s investment adviser allocates the Fund’s assets among a variety of different asset classes through investing in American Underlying Funds in response to changing market, economic, and investment conditions. The Fund’s investment adviser is MML Investment Advisers, LLC (MML Advisers).

How did the Fund perform during the 12 months ended December 31, 2016?

The Fund returned 8.97%, underperforming the 11.96% return of the S&P 500® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Fund outperformed the 4.50% return of the MSCI All Country World Index (ACWI) ex USA, an unmanaged index representative of stocks domiciled in global developed and emerging markets, excluding the United States. The Fund outperformed the 2.65% return of the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Bloomberg Barclays U.S. Treasury Bond Index, the Bloomberg Barclays U.S. Government-Related Bond Index, the Bloomberg Barclays U.S. Corporate Bond Index, and the Bloomberg Barclays U.S. Securitized Bond Index. Finally, the Fund’s 8.97% return outperformed the 7.95% return of the Custom MML Core Allocation Index, which comprises the benchmark (55%), the Bloomberg Barclays U.S. Aggregate Bond Index (35%), and the MSCI ACWI ex USA (10%).

For a discussion on the economic and market environment during the 12-month period ended December 31, 2016, please see the Economic and Market Review, beginning on page 3.

Capital Research’s discussion of factors that contributed to the Fund’s performance

Although the Fund’s U.S. equity exposure, which is primarily in the large-cap market segment, was a detractor overall relative to an all-cap U.S. equity portfolio, stock selection and a more value orientation in U.S large-cap equities was a benefit to the Fund. An underweight to international equites, relative to a global portfolio, and exposure to high-yield bonds relative to investment-grade bonds were also additive to the Fund’s performance. The Fund continued to maintain a lower risk (standard deviation) of 6.51% relative to its custom benchmark of 7.11% for the year.

The following paragraphs discuss the results of each of the Fund’s underlying portfolio components. Because the Fund invests in both stock- and bond-based portfolios, its overall performance may vary considerably from the broad market indexes listed above, which each measure the performance of a specific group of securities. These component-specific discussions focus on results and positioning versus each component’s main comparative index, not how the Fund as a whole performed or was positioned versus those indexes.

The American Funds Insurance Series – Bond Fund (the “Bond Fund”) outperformed the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) for the year. Yields moved higher in the latter half of 2016, with the most significant increase occurring in the wake of the U.S. presidential election. For the Bond Fund, corporate bond selection aided results, particularly in the energy sector. The Bond Fund’s underweight position in mortgages, relative to the benchmark, was helpful as rates began to increase. Stronger expectations for inflation boosted the Bond Fund’s Treasury inflation-protected securities (TIPS) holdings.

The American Funds Insurance Series – Blue Chip Income and Growth Fund (the “Income and Growth Fund”) substantially outperformed the benchmark in 2016. During the year, two Income and Growth Fund holdings – Canadian Natural Resources Limited (an oil and gas exploration, development, and production company) and Halliburton (one of the world’s largest oil field services companies) led the way for energy stocks, which were strong contributors as oil experienced a rebound. Two of the

21

MML American Funds Core Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Income and Growth Fund’s materials holdings – Freeport-McMoRan, Inc. (an Arizona-based mining company) and Brazilian metals and mining company Vale both doubled during the year. Health care stocks were notable detractors, as top holding Amgen Inc. (an American multinational biopharmaceutical company) lost ground.

The American Funds Insurance Series – Growth-Income Fund (the “Growth-Income Fund”) underperformed the benchmark for the year, as the Growth-Income Fund’s weakest sectors on a relative basis were health care, consumer staples, and financials. Health care was the biggest detractor from relative returns. Specifically, Amgen Inc. (an American multinational biopharmaceutical company); Gilead Sciences, Inc. (a biopharmaceutical company); and Illumina, Inc. (a company that develops, manufactures and markets integrated systems for the analysis of genetic variation and biological function) were the most significant laggards. On the positive side, stock selection in materials contributed the most to the Growth-Income Fund’s returns on a relative basis. As iron ore prices climbed, Brazilian metals and mining company Vale experienced a triple-digit return – making Vale among the top Growth-Income Fund holdings contributing to relative returns. American mining company Freeport McMoRan was another Growth-Income Fund holding that was additive to full-year performance, as its share price rose, after having plummeted 70% in 2015. An overweight position and good stock selection in the energy sector also added to results, given the turnaround in energy prices.

The American Funds Insurance Series – International Fund (the “International Fund”) underperformed the MSCI ACWI ex USA (the “Index”) for the year, as 2016 was a challenging year for non-U.S. stock markets – beginning with worries about China’s slowing growth and property bubble, and continuing with “Brexit” and the implications for companies in the eurozone. “Brexit” (an abbreviation for “British exit”), was the United Kingdom’s surprising June 23, 2016 referendum to leave the European Union. Europe continued its struggles to grow. In the Pacific Rim, Japan continued treading water, without making much progress. In the United States, the economy strengthened, and so did the dollar, which tends to have a negative impact on emerging markets. One point of consolation for emerging markets was that oil prices rebounded, which helped to soothe fears of a further deflationary environment. During the year, the International Fund took advantage of the rally in commodities, as some materials stocks soared. The International Fund’s positive performance was helped especially by miners First Quantum Minerals and Fortescue Metals. The shares of both of these International Fund holdings doubled in price. Energy stocks did well, but the International Fund’s underweight exposure to the sector hurt results. International Fund holdings in the information technology sector aided returns. There, standouts included Nintendo Co., Ltd. – a Japanese multinational consumer electronics and software company – and Tencent Holdings Limited, a Chinese company that provides media, entertainment, internet, and mobile phone services in China. After strong returns in health care in recent years, many International Fund holdings within that sector lagged in 2016 – most notably, Novartis, a Swiss global health care company.

Capital Research’s outlook

We believe that, on the whole, the U.S. economy is in good shape. While the recent stretch of fiscal exuberance has delighted investors and may have the potential to delay the next recession, we prefer markets that run on realism. The Trump administration has created considerable uncertainty with its rather broad statements on trade, tax reform, and spending. As such, we believe that periods of volatility could occur in the months ahead. If this becomes reality, with respect to the Bond Fund, we will search the bond market for promising investment opportunities in an effort to help the Bond Fund withstand the frequently changing market conditions.

With respect to domestic equities, Fund management exercises caution when considering the potential impact on the U.S. economy and markets that could result from the new administration’s approach to health care, infrastructure, fiscal policy, taxes, and trade. Should increased volatility occur, Fund management will search for investment options that they believe could have more favorable valuations in the long term.

Regarding the International Fund, we believe that some proposed U.S. policies may lead to inflation and trade barriers for non-U.S. companies, which could have a negative impact on growth and stock markets. Therefore, Fund management plans to have a balanced approach – which would involve seeking companies that have the potential to be minimally impacted by macroeconomic-driven events. This diversified approach means that the Fund may invest in different geographies, industries, and companies that Fund management believes can control their own destiny through efficiencies or innovative products.

22

MML American Funds Core Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

MML American Funds Core Allocation Fund Asset Allocation (% of Net Assets) on 12/31/16

Equity Funds	64.8%
Fixed Income Funds	35.3%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

23

MML American Funds Core Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML American Funds Core Allocation Fund Service Class I, the S&P 500 Index, the MSCI ACWI ex USA, the Bloomberg Barclays U.S. Aggregate Bond Index, and the Custom MML Core Allocation Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Five Year Average Annual 1/1/12 - 12/31/16	Since Inception Average Annual 8/15/08 - 12/31/16
Service Class I	8.97%	9.00%	5.91%
S&P 500 Index*	11.96%	14.66%	9.13%
MSCI ACWI ex USA	4.50%	5.00%	1.59%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	4.22%
Custom MML Core Allocation Index	7.95%	9.37%	7.11%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the MSCI ACWI ex USA, the Bloomberg Barclays U.S. Aggregate Bond Index, and the Custom MML Core Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

24

MML Conservative Allocation Fund – Portfolio of Investments

December 31, 2016

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 39.6%
MML Blue Chip Growth Fund, Initial Class (a)	948,536	$13,260,532
MML Equity Income Fund, Initial Class (a)	1,086,900	12,803,678
MML Equity Index Fund, Class III (a)	272,727	7,229,980
MML Focused Equity Fund, Class II (a)	580,032	7,656,425
MML Foreign Fund, Initial Class (a)	1,008,329	9,518,629
MML Fundamental Growth Fund, Class II (a)	871,922	9,957,354
MML Fundamental Value Fund, Class II (a)	934,193	13,770,003
MML Global Fund, Class I (a)	1,047,855	12,092,252
MML Income & Growth Fund, Initial Class (a)	1,144,851	13,577,928
MML International Equity Fund, Class II (a)	795,236	7,419,548
MML Large Cap Growth Fund, Initial Class (a)	364,199	3,871,431
MML Mid Cap Growth Fund, Initial Class (a)	556,347	7,983,581
MML Mid Cap Value Fund, Initial Class (a)	853,669	10,064,752
MML Small Cap Growth Equity Fund, Initial Class (a)	191,703	2,433,051
MML Small Company Value Fund, Class II (a)	289,700	4,991,538
MML Small/Mid Cap Value Fund, Initial Class (a)	184,477	2,440,628
Oppenheimer Discovery Mid Cap Growth Fund/VA, Non-Service Shares (a)	37,243	2,705,704
Oppenheimer Global Fund/VA, Non-Service Shares (a)	229,821	8,048,345
Oppenheimer Global Multi-Alternatives Fund/VA, Non-Service Shares (a)	3,249,945	32,109,453
Oppenheimer International Growth Fund/VA, Non-Service Shares (a)	3,309,102	6,882,933

		188,817,745

Fixed Income Funds — 60.5%
MML Dynamic Bond Fund, Class II (a)	6,557,621	64,854,876
MML High Yield Fund, Class II (a)	1,547,264	15,364,330
MML Inflation-Protected and Income Fund, Initial Class (a)	1,986,984	20,227,497
MML Managed Bond Fund, Initial Class (a)	8,380,314	102,593,023

	Number of Shares	Value
MML Short-Duration Bond Fund, Class II (a)	2,614,870	$25,494,982
MML Total Return Bond Fund, Class II (a)	5,876,460	60,351,247

		288,885,955

TOTAL MUTUAL FUNDS (Cost $493,155,235)		477,703,700

TOTAL LONG-TERM INVESTMENTS (Cost $493,155,235)		477,703,700

TOTAL INVESTMENTS — 100.1% (Cost $493,155,235) (b)		477,703,700

Other Assets/(Liabilities) — (0.1)%		(351,237)

NET ASSETS — 100.0%		$477,352,463

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

25

MML Balanced Allocation Fund – Portfolio of Investments

December 31, 2016

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 49.6%
MML Blue Chip Growth Fund, Initial Class (a)	1,525,592	$21,327,777
MML Equity Income Fund, Initial Class (a)	1,522,823	17,938,855
MML Equity Index Fund, Class III (a)	344,598	9,135,303
MML Focused Equity Fund, Class II (a)	826,731	10,912,847
MML Foreign Fund, Initial Class (a)	1,767,360	16,683,879
MML Fundamental Growth Fund, Class II (a)	1,335,158	15,247,502
MML Fundamental Value Fund, Class II (a)	1,216,219	17,927,067
MML Global Fund, Class I (a)	1,608,498	18,562,070
MML Income & Growth Fund, Initial Class (a)	1,708,600	20,264,000
MML International Equity Fund, Class II (a)	1,462,951	13,649,330
MML Large Cap Growth Fund, Initial Class (a)	587,861	6,248,966
MML Mid Cap Growth Fund, Initial Class (a)	975,060	13,992,109
MML Mid Cap Value Fund, Initial Class (a)	1,369,170	16,142,518
MML Small Cap Growth Equity Fund, Initial Class (a)	319,938	4,060,581
MML Small Company Value Fund, Class II (a)	409,118	7,049,106
MML Small/Mid Cap Value Fund, Initial Class (a)	353,523	4,677,114
Oppenheimer Discovery Mid Cap Growth Fund/VA, Non-Service Shares (a)	65,125	4,731,357
Oppenheimer Global Fund/VA, Non-Service Shares (a)	354,384	12,410,533
Oppenheimer Global Multi-Alternatives Fund/VA, Non-Service Shares (a)	4,189,370	41,390,980
Oppenheimer International Growth Fund/VA, Non-Service Shares (a)	5,771,175	12,004,043

		284,355,937

Fixed Income Funds — 50.5%
MML Dynamic Bond Fund, Class II (a)	6,400,654	63,302,467
MML High Yield Fund, Class II (a)	1,596,827	15,856,493
MML Inflation-Protected and Income Fund, Initial Class (a)	2,092,360	21,300,226
MML Managed Bond Fund, Initial Class (a)	8,228,878	100,739,121

	Number of Shares	Value
MML Short-Duration Bond Fund, Class II (a)	2,891,059	$28,187,825
MML Total Return Bond Fund, Class II (a)	5,879,263	60,380,036

		289,766,168

TOTAL MUTUAL FUNDS (Cost $591,672,024)		574,122,105

TOTAL LONG-TERM INVESTMENTS (Cost $591,672,024)		574,122,105

TOTAL INVESTMENTS — 100.1% (Cost $591,672,024) (b)		574,122,105

Other Assets/(Liabilities) — (0.1)%		(410,015)

NET ASSETS — 100.0%		$573,712,090

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

26

MML Moderate Allocation Fund – Portfolio of Investments

December 31, 2016

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 59.6%
MML Blue Chip Growth Fund, Initial Class (a)	7,994,376	$111,761,373
MML Equity Income Fund, Initial Class (a)	7,706,912	90,787,429
MML Equity Index Fund, Class III (a)	1,443,633	38,270,712
MML Focused Equity Fund, Class II (a)	3,911,670	51,634,038
MML Foreign Fund, Initial Class (a)	8,510,670	80,340,727
MML Fundamental Growth Fund, Class II (a)	6,504,519	74,281,602
MML Fundamental Value Fund, Class II (a)	7,132,757	105,136,831
MML Global Fund, Class I (a)	8,143,690	93,978,184
MML Income & Growth Fund, Initial Class (a)	7,277,471	86,310,801
MML International Equity Fund, Class II (a)	6,609,648	61,668,017
MML Large Cap Growth Fund, Initial Class (a)	3,078,167	32,720,915
MML Mid Cap Growth Fund, Initial Class (a)	5,348,661	76,753,279
MML Mid Cap Value Fund, Initial Class (a)	7,089,359	83,583,544
MML Small Cap Growth Equity Fund, Initial Class (a)	1,642,308	20,843,827
MML Small Company Value Fund, Class II (a)	2,290,115	39,458,682
MML Small/Mid Cap Value Fund, Initial Class (a)	1,748,910	23,138,079
MML Strategic Emerging Markets Fund, Class II (a)	4,604,786	39,785,354
Oppenheimer Discovery Mid Cap Growth Fund/VA, Non-Service Shares (a)	328,040	23,832,076
Oppenheimer Global Fund/VA, Non-Service Shares (a)	1,800,933	63,068,689
Oppenheimer Global Multi-Alternatives Fund/VA, Non-Service Shares (a)	18,221,504	180,028,457
Oppenheimer International Growth Fund/VA, Non-Service Shares (a)	19,897,140	41,386,052

		1,418,768,668

Fixed Income Funds — 40.5%
MML Dynamic Bond Fund, Class II (a)	21,214,046	209,806,917
MML High Yield Fund, Class II (a)	5,059,132	50,237,180

	Number of Shares	Value
MML Inflation-Protected and Income Fund, Initial Class (a)	7,471,136	$76,056,166
MML Managed Bond Fund, Initial Class (a)	27,172,837	332,653,833
MML Short-Duration Bond Fund, Class II (a)	10,292,741	100,354,227
MML Total Return Bond Fund, Class II (a)	18,940,084	194,514,661

		963,622,984

TOTAL MUTUAL FUNDS (Cost $2,445,967,785)		2,382,391,652

TOTAL LONG-TERM INVESTMENTS (Cost $2,445,967,785)		2,382,391,652

TOTAL INVESTMENTS — 100.1% (Cost $2,445,967,785) (b)		2,382,391,652

Other Assets/(Liabilities) — (0.1)%		(1,681,333)

NET ASSETS — 100.0%		$2,380,710,319

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

27

MML Growth Allocation Fund – Portfolio of Investments

December 31, 2016

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 74.7%
MML Blue Chip Growth Fund, Initial Class (a)	6,756,203	$94,451,718
MML Equity Income Fund, Initial Class (a)	5,761,598	67,871,628
MML Equity Index Fund, Class III (a)	1,324,158	35,103,439
MML Focused Equity Fund, Class II (a)	4,078,850	53,840,824
MML Foreign Fund, Initial Class (a)	7,210,379	68,065,982
MML Fundamental Growth Fund, Class II (a)	5,185,134	59,214,229
MML Fundamental Value Fund, Class II (a)	5,306,715	78,220,986
MML Global Fund, Class I (a)	6,952,467	80,231,464
MML Income & Growth Fund, Initial Class (a)	5,998,774	71,145,461
MML International Equity Fund, Class II (a)	6,624,099	61,802,842
MML Large Cap Growth Fund, Initial Class (a)	2,631,374	27,971,510
MML Mid Cap Growth Fund, Initial Class (a)	4,863,579	69,792,352
MML Mid Cap Value Fund, Initial Class (a)	6,049,974	71,329,196
MML Small Cap Growth Equity Fund, Initial Class (a)	1,363,846	17,309,649
MML Small Company Value Fund, Class II (a)	1,952,409	33,640,005
MML Small/Mid Cap Value Fund, Initial Class (a)	1,943,414	25,711,368
MML Strategic Emerging Markets Fund, Class II (a)	4,844,657	41,857,835
Oppenheimer Discovery Mid Cap Growth Fund/VA, Non-Service Shares (a)	308,373	22,403,281
Oppenheimer Global Fund/VA, Non-Service Shares (a)	1,541,426	53,980,750
Oppenheimer Global Multi-Alternatives Fund/VA, Non-Service Shares (a)	13,653,001	134,891,646
Oppenheimer International Growth Fund/VA, Non-Service Shares (a)	15,697,197	32,650,169

		1,201,486,334

Fixed Income Funds — 25.4%
MML Dynamic Bond Fund, Class II (a)	8,242,299	81,516,332
MML High Yield Fund, Class II (a)	1,378,040	13,683,936

	Number of Shares	Value
MML Inflation-Protected and Income Fund, Initial Class (a)	6,381,423	$64,962,883
MML Managed Bond Fund, Initial Class (a)	10,241,038	125,372,282
MML Short-Duration Bond Fund, Class II (a)	4,765,970	46,468,211
MML Total Return Bond Fund, Class II (a)	7,429,070	76,296,552

		408,300,196

TOTAL MUTUAL FUNDS (Cost $1,613,819,422)		1,609,786,530

TOTAL LONG-TERM INVESTMENTS (Cost $1,613,819,422)		1,609,786,530

TOTAL INVESTMENTS — 100.1% (Cost $1,613,819,422) (b)		1,609,786,530

Other Assets/(Liabilities) — (0.1)%		(979,877)

NET ASSETS — 100.0%		$1,608,806,653

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

28

MML Aggressive Allocation Fund – Portfolio of Investments

December 31, 2016

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 89.9%
MML Blue Chip Growth Fund, Initial Class (a)	607,538	$8,493,383
MML Equity Income Fund, Initial Class (a)	561,322	6,612,376
MML Equity Index Fund, Class III (a)	68,329	1,811,405
MML Focused Equity Fund, Class II (a)	372,991	4,923,483
MML Foreign Fund, Initial Class (a)	714,459	6,744,490
MML Fundamental Growth Fund, Class II (a)	564,841	6,450,487
MML Fundamental Value Fund, Class II (a)	592,968	8,740,349
MML Global Fund, Class I (a)	692,226	7,988,287
MML Income & Growth Fund, Initial Class (a)	592,137	7,022,740
MML International Equity Fund, Class II (a)	667,198	6,224,953
MML Large Cap Growth Fund, Initial Class (a)	263,752	2,803,682
MML Mid Cap Growth Fund, Initial Class (a)	516,877	7,417,192
MML Mid Cap Value Fund, Initial Class (a)	641,176	7,559,467
MML Small Cap Growth Equity Fund, Initial Class (a)	154,970	1,966,841
MML Small Company Value Fund, Class II (a)	208,840	3,598,307
MML Small/Mid Cap Value Fund, Initial Class (a)	204,807	2,709,603
MML Strategic Emerging Markets Fund, Class II (a)	532,589	4,601,568
Oppenheimer Discovery Mid Cap Growth Fund/VA, Non-Service Shares (a)	35,144	2,553,210
Oppenheimer Global Fund/VA, Non-Service Shares (a)	154,404	5,407,235
Oppenheimer Global Multi-Alternatives Fund/VA, Non-Service Shares (a)	1,191,553	11,772,547
Oppenheimer International Growth Fund/VA, Non-Service Shares (a)	1,583,033	3,292,708

		118,694,313

Fixed Income Funds — 10.2%
MML Dynamic Bond Fund, Class II (a)	199,325	1,971,322
MML Inflation-Protected and Income Fund, Initial Class (a)	350,048	3,563,490
MML Managed Bond Fund, Initial Class (a)	261,001	3,195,208

	Number of Shares	Value
MML Short-Duration Bond Fund, Class II (a)	289,095	$2,818,672
MML Total Return Bond Fund, Class II (a)	185,417	1,904,237

		13,452,929

TOTAL MUTUAL FUNDS (Cost $137,272,665)		132,147,242

TOTAL LONG-TERM INVESTMENTS (Cost $137,272,665)		132,147,242

TOTAL INVESTMENTS — 100.1% (Cost $137,272,665) (b)		132,147,242

Other Assets/(Liabilities) — (0.1)%		(92,313)

NET ASSETS — 100.0%		$132,054,929

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

29

MML American Funds Growth Fund – Portfolio of Investments

December 31, 2016

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 100.1%
American Funds Growth Fund, Class 1	2,080,567	$140,001,347

		140,001,347

TOTAL MUTUAL FUNDS (Cost $135,071,916)		140,001,347

TOTAL LONG-TERM INVESTMENTS (Cost $135,071,916)		140,001,347

TOTAL INVESTMENTS — 100.1% (Cost $135,071,916) (a)		140,001,347

Other Assets/(Liabilities) — (0.1)%		(160,618)

NET ASSETS — 100.0%		$139,840,729

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

30

MML American Funds International Fund – Portfolio of Investments

December 31, 2016

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 100.1%
American Funds International Fund, Class 1	3,213,176	$54,045,616

		54,045,616

TOTAL MUTUAL FUNDS (Cost $57,826,748)		54,045,616

TOTAL LONG-TERM INVESTMENTS (Cost $57,826,748)		54,045,616

TOTAL INVESTMENTS — 100.1% (Cost $57,826,748) (a)		54,045,616

Other Assets/(Liabilities) — (0.1)%		(73,751)

NET ASSETS — 100.0%		$53,971,865

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

31

MML American Funds Core Allocation Fund — Portfolio of Investments

December 31, 2016

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 64.8%
American Funds Blue Chip Income and Growth Fund, Class 1	17,319,736	$234,336,028
American Funds Growth-Income Fund, Class 1	6,324,262	280,860,469
American Funds International Fund, Class 1	5,627,397	94,652,819

		609,849,316

Fixed Income Funds — 35.3%
American Funds Bond Fund, Class 1	30,798,372	332,622,418

TOTAL MUTUAL FUNDS (Cost $908,936,811)		942,471,734

TOTAL LONG-TERM INVESTMENTS (Cost $908,936,811)		942,471,734

TOTAL INVESTMENTS — 100.1% (Cost $908,936,811) (a)		942,471,734

Other Assets/(Liabilities) — (0.1)%		(1,021,831)

NET ASSETS — 100.0%		$941,449,903

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

32

THIS PAGE INTENTIONALLY LEFT BLANK

33

MML Series Investment Fund – Financial Statements

Statements of Assets and Liabilities

December 31, 2016

	MML Conservative Allocation Fund	MML Balanced Allocation Fund
Assets:
Investments, at value — unaffiliated issuers (Note 2) (a)	$-	$-
Investments, at value — affiliated issuers (Note 2 & 7) (b)	477,703,700	574,122,105

Total investments	477,703,700	574,122,105

Receivables from:
Investments sold	8,472	564,558
Investment adviser (Note 3)	-	-
Fund shares sold	9,977	84,719

Total assets	477,722,149	574,771,382

Liabilities:
Payables for:
Investments purchased	-	-
Fund shares repurchased	15,541	645,873
Trustees’ fees and expenses (Note 3)	52,268	62,410
Affiliates (Note 3):
Investment advisory fees	40,836	48,687
Administration fees	-	-
Service fees	234,160	274,547
Accrued expense and other liabilities	26,881	27,775

Total liabilities	369,686	1,059,292

Net assets	$477,352,463	$573,712,090

Net assets consist of:
Paid-in capital	$473,796,954	$557,837,544
Undistributed (accumulated) net investment income (loss)	9,472,309	10,393,930
Accumulated net realized gain (loss) on investments and foreign currency transactions	9,534,735	23,030,535
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(15,451,535)	(17,549,919)

Net assets	$477,352,463	$573,712,090

(a) Cost of investments — unaffiliated issuers:	$-	$-
(b) Cost of investments — affiliated issuers:	$493,155,235	$591,672,024

The accompanying notes are an integral part of the financial statements.

34

MML Moderate Allocation Fund	MML Growth Allocation Fund	MML Aggressive Allocation Fund	MML American Funds Growth Fund	MML American Funds International Fund	MML American Funds Core Allocation Fund

$-	$-	$-	$140,001,347	$54,045,616	$942,471,734
2,382,391,652	1,609,786,530	132,147,242	-	-	-

2,382,391,652	1,609,786,530	132,147,242	140,001,347	54,045,616	942,471,734

6,943	2,591	-	-	-	448,014
-	-	-	-	1,367	-
241,037	622,648	271,481	15,690	10,601	599,676

2,382,639,632	1,610,411,769	132,418,723	140,017,037	54,057,584	943,519,424

148,797	573,429	245,013	12,057	7,499	-
85,091	42,345	25,705	2,829	2,773	1,042,301
218,666	192,521	12,387	11,802	6,278	79,208

201,706	136,417	11,157	17,776	6,868	154,200
-	-	-	29,626	11,446	197,601
1,231,820	623,050	45,053	85,451	34,634	572,584
43,233	37,354	24,479	16,767	16,221	23,627

1,929,313	1,605,116	363,794	176,308	85,719	2,069,521

$2,380,710,319	$1,608,806,653	$132,054,929	$139,840,729	$53,971,865	$941,449,903

$2,293,664,782	$1,479,176,145	$127,805,876	$120,222,330	$52,134,594	$822,378,776
39,255,594	22,426,679	1,502,566	460,508	501,528	14,532,415
111,366,076	111,236,721	7,871,910	14,228,460	5,116,875	71,003,789
(63,576,133)	(4,032,892)	(5,125,423)	4,929,431	(3,781,132)	33,534,923

$2,380,710,319	$1,608,806,653	$132,054,929	$139,840,729	$53,971,865	$941,449,903

$-	$-	$-	$135,071,916	$57,826,748	$908,936,811
$2,445,967,785	$1,613,819,422	$137,272,665	$-	$-	$-

35

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2016

	MML Conservative Allocation Fund	MML Balanced Allocation Fund
Initial Class shares:
Net assets	$112,988,890	$134,715,828

Shares outstanding (a)	11,736,269	13,883,328

Net asset value, offering price and redemption price per share	$9.63	$9.70

Service Class shares:
Net assets	$364,363,573	$438,996,262

Shares outstanding (a)	38,216,834	45,611,423

Net asset value, offering price and redemption price per share	$9.53	$9.62

Service Class I shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

36

MML Moderate Allocation Fund	MML Growth Allocation Fund	MML Aggressive Allocation Fund	MML American Funds Growth Fund	MML American Funds International Fund	MML American Funds Core Allocation Fund

$411,729,540	$607,088,471	$58,438,258	$-	$-	$-

39,665,433	66,272,262	6,040,942	-	-	-

$10.38	$9.16	$9.67	$-	$-	$-

$1,968,980,779	$1,001,718,182	$73,616,671	$-	$-	$-

191,591,487	110,154,091	7,703,239	-	-	-

$10.28	$9.09	$9.56	$-	$-	$-

$-	$-	$-	$139,840,729	$53,971,865	$941,449,903

-	-	-	11,303,467	5,914,848	78,848,445

$-	$-	$-	$12.37	$9.12	$11.94

37

MML Series Investment Fund – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2016

	MML Conservative Allocation Fund	MML Balanced Allocation Fund
Investment income (Note 2):
Dividends — unaffiliated issuers	$-	$-
Dividends — affiliated issuers (Note 7)	10,289,478	11,256,363

Total investment income	10,289,478	11,256,363

Expenses (Note 3):
Investment advisory fees	476,167	567,576
Custody fees	23,711	23,730
Audit fees	30,260	30,336
Legal fees	3,396	4,035
Proxy fees	985	985
Shareholder reporting fees	9,988	11,790
Trustees’ fees	28,242	33,557

	572,749	672,009
Administration fees:
Service Class I	-	-
Service fees:
Service Class	901,625	1,073,271
Service Class I	-	-

Total expenses	1,474,374	1,745,280
Expenses waived (Note 3):
Service Class I fees reimbursed by adviser	-	-

Net expenses	1,474,374	1,745,280

Net investment income (loss)	8,815,104	9,511,083

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions — unaffiliated issuers	-	-
Investment transactions — affiliated issuers (Note 7)	(3,339,902)	3,444,776
Realized gain distributions — unaffiliated issuers	-	-
Realized gain distributions — affiliated issuers (Note 7)	15,195,866	21,113,995

Net realized gain (loss)	11,855,964	24,558,771

Net change in unrealized appreciation (depreciation) on:
Investment transactions — unaffiliated issuers	-	-
Investment transactions — affiliated issuers	5,658,961	(1,121,085)

Net change in unrealized appreciation (depreciation)	5,658,961	(1,121,085)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	17,514,925	23,437,686

Net increase (decrease) in net assets resulting from operations	$26,330,029	$32,948,769

The accompanying notes are an integral part of the financial statements.

38

MML Moderate Allocation Fund	MML Growth Allocation Fund	MML Aggressive Allocation Fund	MML American Funds Growth Fund	MML American Funds International Fund	MML American Funds Core Allocation Fund

$-	$-	$-	$1,352,843	$888,819	$17,126,422
42,420,821	23,531,612	1,554,537	-	-	-

42,420,821	23,531,612	1,554,537	1,352,843	888,819	17,126,422

2,343,696	1,579,737	124,791	192,301	81,507	1,688,455
24,761	24,760	24,720	2,236	2,236	6,851
31,862	31,208	29,954	29,960	29,896	30,580
18,161	11,953	899	944	399	6,351
985	985	985	985	985	985
43,971	30,506	3,611	5,374	2,981	26,199
138,712	93,391	7,376	7,605	3,252	50,759

2,602,148	1,772,540	192,336	239,405	121,256	1,810,180

-	-	-	320,502	135,845	2,144,221

4,834,796	2,459,261	172,577	-	-	-
-	-	-	320,502	135,845	2,144,221

7,436,944	4,231,801	364,913	880,409	392,946	6,098,622

-	-	-	-	(12,579)	-

7,436,944	4,231,801	364,913	880,409	380,367	6,098,622

34,983,877	19,299,811	1,189,624	472,434	508,452	11,027,800

-	-	-	2,853,440	441,239	22,741,125
15,913,622	32,900,980	490,933	-	-	-
-	-	-	11,381,877	4,684,773	52,140,166
101,641,194	83,561,313	8,025,463	-	-	-

117,554,816	116,462,293	8,516,396	14,235,317	5,126,012	74,881,291

-	-	-	(3,419,681)	(4,007,082)	(12,582,717)
(494,607)	(23,017,750)	635,660	-	-	-

(494,607)	(23,017,750)	635,660	(3,419,681)	(4,007,082)	(12,582,717)

117,060,209	93,444,543	9,152,056	10,815,636	1,118,930	62,298,574

$152,044,086	$112,744,354	$10,341,680	$11,288,070	$1,627,382	$73,326,374

39

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Conservative Allocation Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$8,815,104	$8,532,224
Net realized gain (loss) on investment transactions	11,855,964	26,244,713
Net change in unrealized appreciation (depreciation) on investments	5,658,961	(37,319,169)

Net increase (decrease) in net assets resulting from operations	26,330,029	(2,542,232)

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(2,692,993)	(3,548,310)
Service Class	(7,810,262)	(9,257,469)

Total distributions from net investment income	(10,503,255)	(12,805,779)

From net realized gains:
Initial Class	(5,991,228)	(8,482,637)
Service Class	(19,296,742)	(24,137,599)

Total distributions from net realized gains	(25,287,970)	(32,620,236)

Net fund share transactions (Note 5):
Initial Class	(2,460,478)	(1,290,436)
Service Class	32,960,765	32,124,904

Increase (decrease) in net assets from fund share transactions	30,500,287	30,834,468

Total increase (decrease) in net assets	21,039,091	(17,133,779)
Net assets
Beginning of year	456,313,372	473,447,151

End of year	$477,352,463	$456,313,372

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$9,472,309	$10,438,968

The accompanying notes are an integral part of the financial statements.

40

MML Balanced Allocation Fund		MML Moderate Allocation Fund		MML Growth Allocation Fund
Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015

$9,511,083	$9,565,349	$34,983,877	$33,254,400	$19,299,811	$18,089,594
24,558,771	41,697,369	117,554,816	176,835,004	116,462,293	175,302,009
(1,121,085)	(54,370,281)	(494,607)	(232,107,546)	(23,017,750)	(206,408,711)

32,948,769	(3,107,563)	152,044,086	(22,018,142)	112,744,354	(13,017,108)

(3,170,342)	(4,229,838)	(8,560,018)	(10,521,815)	(11,364,240)	(15,422,196)
(9,076,660)	(11,062,307)	(36,427,389)	(41,343,113)	(16,338,690)	(22,654,401)

(12,247,002)	(15,292,145)	(44,987,407)	(51,864,928)	(27,702,930)	(38,076,597)

(9,368,018)	(11,110,139)	(28,611,812)	(30,264,718)	(62,519,828)	(68,635,702)
(30,031,130)	(31,751,368)	(137,512,376)	(130,628,347)	(104,164,195)	(112,068,753)

(39,399,148)	(42,861,507)	(166,124,188)	(160,893,065)	(166,684,023)	(180,704,455)

(5,081,384)	(7,845,258)	5,105,108	(6,251,096)	31,458,137	32,647,952
25,725,103	42,469,680	95,942,271	322,910,814	49,887,306	112,688,243

20,643,719	34,624,422	101,047,379	316,659,718	81,345,443	145,336,195

1,946,338	(26,636,793)	41,979,870	81,883,583	(297,156)	(86,461,965)

571,765,752	598,402,545	2,338,730,449	2,256,846,866	1,609,103,809	1,695,565,774

$573,712,090	$571,765,752	$2,380,710,319	$2,338,730,449	$1,608,806,653	$1,609,103,809

$10,393,930	$12,170,055	$39,255,594	$44,735,030	$22,426,679	$27,457,310

41

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Aggressive Allocation Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,189,624	$983,998
Net realized gain (loss) on investment transactions	8,516,396	14,093,956
Net change in unrealized appreciation (depreciation) on investments	635,660	(16,481,035)

Net increase (decrease) in net assets resulting from operations	10,341,680	(1,403,081)

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(870,484)	(1,172,374)
Service Class	(924,943)	(1,250,188)
Service Class I	-	-

Total distributions from net investment income	(1,795,427)	(2,422,562)

From net realized gains:
Initial Class	(5,951,535)	(6,716,268)
Service Class	(7,461,136)	(7,984,963)
Service Class I	-	-

Total distributions from net realized gains	(13,412,671)	(14,701,231)

Net fund share transactions (Note 5):
Initial Class	5,130,219	5,801,096
Service Class	8,398,579	15,411,238
Service Class I	-	-

Increase (decrease) in net assets from fund share transactions	13,528,798	21,212,334

Total increase (decrease) in net assets	8,662,380	2,685,460
Net assets
Beginning of year	123,392,549	120,707,089

End of year	$132,054,929	$123,392,549

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$1,502,566	$1,780,744

The accompanying notes are an integral part of the financial statements.

42

MML American Funds Growth Fund		MML American Funds International Fund		MML American Funds Core Allocation Fund
Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015

$472,434	$265,434	$508,452	$632,103	$11,027,800	$9,775,518
14,235,317	29,090,901	5,126,012	3,957,007	74,881,291	72,733,915
(3,419,681)	(21,936,851)	(4,007,082)	(7,549,023)	(12,582,717)	(92,597,078)

11,288,070	7,419,484	1,627,382	(2,959,913)	73,326,374	(10,087,645)

-	-	-	-	-	-
-	-	-	-	-	-
(267,323)	(845,292)	(632,920)	(507,014)	(16,088,756)	(10,454,332)

(267,323)	(845,292)	(632,920)	(507,014)	(16,088,756)	(10,454,332)

-	-	-	-	-	-
-	-	-	-	-	-
(29,068,974)	(7,362,462)	(3,955,087)	(1,269,671)	(66,430,452)	(19,404,002)

(29,068,974)	(7,362,462)	(3,955,087)	(1,269,671)	(66,430,452)	(19,404,002)

-	-	-	-	-	-
-	-	-	-	-	-
30,222,393	16,528,308	1,343,819	8,983,872	137,539,582	156,441,371

30,222,393	16,528,308	1,343,819	8,983,872	137,539,582	156,441,371

12,174,166	15,740,038	(1,616,806)	4,247,274	128,346,748	116,495,392

127,666,563	111,926,525	55,588,671	51,341,397	813,103,155	696,607,763

$139,840,729	$127,666,563	$53,971,865	$55,588,671	$941,449,903	$813,103,155

$460,508	$255,401	$501,528	$625,998	$14,532,415	$16,008,733

43

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Conservative Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Net investment income (loss) to average daily net assets
Initial Class
12/31/16	$9.83	$0.20	$0.37	$0.57	$(0.24)	$(0.53)	$(0.77)	$9.63	5.78%		$112,989	0.12%	2.01%
12/31/15	10.94	0.21	(0.25)	(0.04)	(0.32)	(0.75)	(1.07)	9.83	(0.38%	)	117,636	0.12%	1.96%
12/31/14	11.40	0.25	0.33	0.58	(0.29)	(0.75)	(1.04)	10.94	5.13%		131,214	0.13%	2.22%
12/31/13	10.81	0.25	0.93	1.18	(0.26)	(0.33)	(0.59)	11.40	11.32%		141,078	0.13%	2.19%
12/31/12	10.24	0.25	0.90	1.15	(0.21)	(0.37)	(0.58)	10.81	11.40%		140,899	0.13%	2.29%
Service Class
12/31/16	$9.74	$0.18	$0.35	$0.53	$(0.21)	$(0.53)	$(0.74)	$9.53	5.48%		$364,364	0.37%	1.80%
12/31/15	10.85	0.19	(0.26)	(0.07)	(0.29)	(0.75)	(1.04)	9.74	(0.63%	)	338,677	0.37%	1.76%
12/31/14	11.32	0.23	0.31	0.54	(0.26)	(0.75)	(1.01)	10.85	4.83%		342,234	0.38%	2.01%
12/31/13	10.74	0.22	0.93	1.15	(0.24)	(0.33)	(0.57)	11.32	11.07%		326,916	0.38%	1.96%
12/31/12	10.18	0.22	0.90	1.12	(0.19)	(0.37)	(0.56)	10.74	11.15%		295,560	0.38%	2.05%

	Year ended December 31
	2016	2015	2014	2013	2012
Portfolio turnover rate[x]	24%	29%	33%	33%	18%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

44

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Balanced Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Net investment income (loss) to average daily net assets
Initial Class
12/31/16	$10.05	$0.18	$0.43	$0.61	$(0.24)	$(0.72)	$(0.96)	$9.70	6.15%		$134,716	0.12%	1.84%
12/31/15	11.23	0.19	(0.23)	(0.04)	(0.31)	(0.83)	(1.14)	10.05	(0.36%	)	144,084	0.12%	1.77%
12/31/14	11.58	0.24	0.38	0.62	(0.25)	(0.72)	(0.97)	11.23	5.35%		167,530	0.12%	2.05%
12/31/13	10.85	0.23	1.29	1.52	(0.28)	(0.51)	(0.79)	11.58	14.49%		164,583	0.13%	1.99%
12/31/12	10.06	0.22	1.01	1.23	(0.19)	(0.25)	(0.44)	10.85	12.40%		148,872	0.13%	2.08%
Service Class
12/31/16	$9.98	$0.16	$0.42	$0.58	$(0.22)	$(0.72)	$(0.94)	$9.62	5.82%		$438,996	0.37%	1.62%
12/31/15	11.16	0.17	(0.23)	(0.06)	(0.29)	(0.83)	(1.12)	9.98	(0.61%	)	427,682	0.37%	1.56%
12/31/14	11.52	0.21	0.37	0.58	(0.22)	(0.72)	(0.94)	11.16	5.07%		430,872	0.37%	1.81%
12/31/13	10.80	0.20	1.28	1.48	(0.25)	(0.51)	(0.76)	11.52	14.23%		393,650	0.38%	1.75%
12/31/12	10.02	0.19	1.01	1.20	(0.17)	(0.25)	(0.42)	10.80	12.12%		312,268	0.38%	1.83%

	Year ended December 31
	2016	2015	2014	2013	2012
Portfolio turnover rate[x]	18%	26%	23%	22%	21%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

45

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Moderate Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Net investment income (loss) to average daily net assets
Initial Class
12/31/16	$10.66	$0.18	$0.54	$0.72	$(0.23)	$(0.77)	$(1.00)	$10.38	6.89%		$411,730	0.11%	1.69%
12/31/15	11.83	0.18	(0.26)	(0.08)	(0.28)	(0.81)	(1.09)	10.66	(0.64%	)	416,556	0.11%	1.59%
12/31/14	12.10	0.21	0.47	0.68	(0.21)	(0.74)	(0.95)	11.83	5.61%		465,943	0.11%	1.76%
12/31/13	10.96	0.20	1.66	1.86	(0.21)	(0.51)	(0.72)	12.10	17.57%		465,692	0.12%	1.74%
12/31/12	10.04	0.20	1.11	1.31	(0.16)	(0.23)	(0.39)	10.96	13.17%		410,035	0.12%	1.82%
Service Class
12/31/16	$10.57	$0.15	$0.53	$0.68	$(0.20)	$(0.77)	$(0.97)	$10.28	6.59%		$1,968,981	0.36%	1.45%
12/31/15	11.74	0.16	(0.26)	(0.10)	(0.26)	(0.81)	(1.07)	10.57	(0.86%	)	1,922,174	0.36%	1.38%
12/31/14	12.02	0.19	0.46	0.65	(0.19)	(0.74)	(0.93)	11.74	5.37%		1,790,903	0.36%	1.55%
12/31/13	10.89	0.18	1.65	1.83	(0.19)	(0.51)	(0.70)	12.02	17.37%		1,480,843	0.37%	1.51%
12/31/12	9.99	0.17	1.10	1.27	(0.14)	(0.23)	(0.37)	10.89	12.82%		1,060,743	0.37%	1.60%

	Year ended December 31
	2016	2015	2014	2013	2012
Portfolio turnover rate[x]	14%	19%	19%	19%	18%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

46

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Growth Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Net investment income (loss) to average daily net assets
Initial Class
12/31/16	$9.69	$0.13	$0.58	$0.71	$(0.19)	$(1.05)	$(1.24)	$9.16	7.57%		$607,088	0.11%	1.38%
12/31/15	11.28	0.13	(0.21)	(0.08)	(0.28)	(1.23)	(1.51)	9.69	(0.71%	)	605,993	0.11%	1.22%
12/31/14	11.80	0.16	0.52	0.68	(0.19)	(1.01)	(1.20)	11.28	5.77%		660,986	0.11%	1.39%
12/31/13	10.66	0.16	2.13	2.29	(0.21)	(0.94)	(1.15)	11.80	22.64%		659,823	0.12%	1.36%
12/31/12	9.53	0.15	1.22	1.37	(0.14)	(0.10)	(0.24)	10.66	14.49%		559,044	0.12%	1.43%
Service Class
12/31/16	$9.63	$0.11	$0.56	$0.67	$(0.16)	$(1.05)	$(1.21)	$9.09	7.23%		$1,001,718	0.36%	1.13%
12/31/15	11.22	0.11	(0.22)	(0.11)	(0.25)	(1.23)	(1.48)	9.63	(0.97%	)	1,003,111	0.36%	0.98%
12/31/14	11.74	0.13	0.52	0.65	(0.16)	(1.01)	(1.17)	11.22	5.56%		1,034,580	0.36%	1.14%
12/31/13	10.62	0.13	2.11	2.24	(0.18)	(0.94)	(1.12)	11.74	22.25%		995,436	0.37%	1.11%
12/31/12	9.49	0.12	1.23	1.35	(0.12)	(0.10)	(0.22)	10.62	14.28%		826,960	0.37%	1.18%

	Year ended December 31
	2016	2015	2014	2013	2012
Portfolio turnover rate[x]	17%	22%	25%	22%	27%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

47

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Aggressive Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[w,j]		Net investment income (loss) to average daily net assets
Initial Class
12/31/16	$10.10	$0.11	$0.72	$0.83	$(0.16)	$(1.10)	$(1.26)	$9.67	8.54%		$58,438	0.15%	N/A		1.09%
12/31/15	11.86	0.10	(0.20)	(0.10)	(0.25)	(1.41)	(1.66)	10.10	(0.84%	)	55,420	0.16%	N/A		0.92%
12/31/14	12.38	0.12	0.60	0.72	(0.14)	(1.10)	(1.24)	11.86	5.85%		57,996	0.17%	N/A		0.98%
12/31/13	10.47	0.11	2.65	2.76	(0.14)	(0.71)	(0.85)	12.38	27.39%		56,721	0.19%	0.19%	[l]	0.94%
12/31/12	9.12	0.10	1.33	1.43	(0.08)	-	(0.08)	10.47	15.73%		45,399	0.20%	0.20%	[k]	0.98%
Service Class
12/31/16	$10.00	$0.08	$0.72	$0.80	$(0.14)	$(1.10)	$(1.24)	$9.56	8.28%		$73,617	0.40%	N/A		0.84%
12/31/15	11.76	0.08	(0.21)	(0.13)	(0.22)	(1.41)	(1.63)	10.00	(1.07%	)	67,973	0.41%	N/A		0.69%
12/31/14	12.29	0.09	0.59	0.68	(0.11)	(1.10)	(1.21)	11.76	5.61%		62,711	0.42%	N/A		0.77%
12/31/13	10.40	0.08	2.64	2.72	(0.12)	(0.71)	(0.83)	12.29	27.15%		51,320	0.44%	0.44%	[l]	0.74%
12/31/12	9.07	0.07	1.32	1.39	(0.06)	-	(0.06)	10.40	15.35%		34,472	0.45%	0.45%	[k]	0.72%

	Year ended December 31
	2016	2015	2014	2013	2012
Portfolio turnover rate[x]	19%	22%	31%	27%	35%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Expenses incurred during the period fell under the expense cap.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

48

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML American Funds Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[u]	Ratio of expenses to average daily net assets after expense waivers[u,j]		Net investment income (loss) to average daily net assets
Service Class I
12/31/16	$14.53	$0.05	$1.16	$1.21	$(0.03)	$(3.34)	$(3.37)	$12.37	9.00%	$139,841	0.69%	0.69%	[l]	0.37%
12/31/15	14.67	0.03	0.84	0.87	(0.10)	(0.91)	(1.01)	14.53	6.41%	127,667	0.69%	0.69%[l]		0.22%
12/31/14	14.14	0.12	1.00	1.12	(0.06)	(0.53)	(0.59)	14.67	7.99%	111,927	0.70%	0.70%[l]		0.83%
12/31/13	11.16	0.07	3.19	3.26	(0.04)	(0.24)	(0.28)	14.14	29.56%	94,167	0.70%	0.70%[k]		0.55%
12/31/12	9.61	0.05	1.62	1.67	(0.02)	(0.10)	(0.12)	11.16	17.41%	66,069	0.74%	0.70%		0.44%

	Year ended December 31
	2016	2015	2014	2013	2012
Portfolio turnover rate[x]	8%	7%	4%	8%	6%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Expenses incurred during the period fell under the expense cap.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
u	Expenses of the Master Fund are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of the Master Fund.
x	Amount does not include the portfolio activity of the Master Fund.

The accompanying notes are an integral part of the financial statements.

49

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML American Funds International Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[u]	Ratio of expenses to average daily net assets after expense waivers[u,j]	Net investment income (loss) to average daily net assets
Service Class I
12/31/16	$9.63	$0.09	$0.21	$0.30	$(0.11)	$(0.70)	$(0.81)	$9.12	2.97%		$53,972	0.72%	0.70%	0.94%
12/31/15	10.48	0.12	(0.63)	(0.51)	(0.10)	(0.24)	(0.34)	9.63	(4.93%	)	55,589	0.72%	0.70%	1.14%
12/31/14	11.27	0.11	(0.43)	(0.32)	(0.10)	(0.37)	(0.47)	10.48	(3.09%	)	51,341	0.73%	0.70%	1.02%
12/31/13	9.62	0.10	1.88	1.98	(0.10)	(0.23)	(0.33)	11.27	21.09%		48,455	0.74%	0.70%	0.98%
12/31/12	8.44	0.10	1.34	1.44	(0.12)	(0.14)	(0.26)	9.62	17.38%		38,624	0.79%	0.70%	1.11%

	Year ended December 31
	2016	2015	2014	2013	2012
Portfolio turnover rate[x]	12%	4%	6%	8%	10%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
u	Expenses of the Master Fund are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of the Master Fund.
x	Amount does not include the portfolio activity of the Master Fund.

The accompanying notes are an integral part of the financial statements.

50

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML American Funds Core Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[w,j]		Net investment income (loss) to average daily net assets
Service Class I
12/31/16	$12.08	$0.16	$0.92	$1.08	$(0.24)	$(0.98)	$(1.22)	$11.94	8.97%		$941,450	0.71%	N/A		1.29%
12/31/15	12.72	0.16	(0.31)	(0.15)	(0.17)	(0.32)	(0.49)	12.08	(1.12%	)	813,103	0.71%	N/A		1.28%
12/31/14	12.28	0.21	0.78	0.99	(0.13)	(0.42)	(0.55)	12.72	8.05%		696,608	0.72%	N/A		1.71%
12/31/13	10.72	0.19	1.73	1.92	(0.15)	(0.21)	(0.36)	12.28	18.30%		550,517	0.72%	0.72%[l]		1.68%
12/31/12	10.00	0.17	0.99	1.16	(0.16)	(0.28)	(0.44)	10.72	11.70%		422,997	0.73%	0.73%	[l]	1.63%

	Year ended December 31
	2016	2015	2014	2013	2012
Portfolio turnover rate[x]	7%	3%	3%	8%	8%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Expenses incurred during the period fell under the expense cap.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

51

Notes to Financial Statements

1.	The Funds

MML Series Investment Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated December 19, 1984, as restated May 14, 1993, and further amended and restated as of December 15, 2011, as it may be further amended from time to time. The following are eight series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MML Conservative Allocation Fund (“Conservative Allocation Fund”)

MML Balanced Allocation Fund (“Balanced Allocation Fund”)

MML Moderate Allocation Fund (“Moderate Allocation Fund”)

MML Growth Allocation Fund (“Growth Allocation Fund”)

MML Aggressive Allocation Fund (“Aggressive Allocation Fund”)

MML American Funds® Growth Fund (“American Funds Growth Fund”)

MML American Funds® International Fund (“American Funds International Fund”)

MML American Funds Core Allocation Fund (“American Funds Core Allocation Fund”)

The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company are the record owners of all of the outstanding shares of the Funds.

The Conservative Allocation Fund, Balanced Allocation Fund, Moderate Allocation Fund, Growth Allocation Fund, and Aggressive Allocation Fund (the “Allocation Funds”) invest their investable assets in shares of series of the Trust and MML Series Investment Fund II (which are advised by MML Investment Advisers, LLC (“MML Advisers”), Oppenheimer Funds (which are advised by OFI Global Asset Management, Inc., a majority-owned, indirect subsidiary of MassMutual), and non-affiliated funds (together, the “Underlying Funds”). The financial statements included herein are those of the Funds. The financial statements of the applicable Underlying Funds are presented separately and can be obtained from the Securities and Exchange Commission’s (“SEC”) EDGAR database on its website at http://www.sec.gov or by calling MML Advisers at 1-888-309-3539. The assets of each of the five Allocation Funds listed above are diversified and a shareholder’s interest is limited to the Underlying Funds in which the shares are invested.

American Funds Growth Fund and American Funds International Fund (each a “Feeder Fund,” collectively the “Feeder Funds”) invest all of their assets in Class 1 shares of the Growth and International Funds, respectively, each a series of the American Funds Insurance Series (each a “Master Fund,” collectively the “Master Funds”). Each Master Fund is an open-end investment company and organized as a Massachusetts business trust. Each Feeder Fund has an investment objective that is consistent with its corresponding Master Fund. Each Master Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its taxable income and capital gains to shareholders, which includes the applicable Feeder Fund, to qualify as a regulated investment company. The performance of the Feeder Funds is directly affected by the performance of the Master Funds. The financial statements of the Master Funds, including the Summary Investment Portfolios, are provided separately and should be read in conjunction with the Feeder Funds’ financial statements. As of December 31, 2016, the American Funds Growth Fund and American Funds International Fund owned 0.65% and 0.72% of the Growth and International Master Funds, respectively. The American Funds Core Allocation Fund invests all of its investable assets in shares of various series of American Funds Insurance Series, which are managed by Capital Research and Management Company.

The SEC file number for the American Funds Insurance Series is 811-03857. Additional information related to the Master Funds’ financial reports can be located on the SEC’s EDGAR database on its website at http://www.sec.gov.

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

52

Notes to Financial Statements (Continued)

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

The net asset value of each Fund is based upon the net asset value(s) of its corresponding Master Fund or Underlying Funds. Shares of the Master Fund and Underlying Funds are valued at their closing net asset values as reported on each business day.

Certain Underlying Funds or Master Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day.

The Prospectuses and Statements of Additional Information (“SAIs”) for the Underlying Funds or Master Funds, as applicable, explain the valuation methods for the Underlying Funds or Master Funds including the circumstances under which the Underlying Funds or Master Funds, may use fair value pricing and the effects of doing so. Such Prospectuses and SAIs are available on the SEC’s EDGAR database on its website at http://www.sec.gov.

Various inputs may be used to determine the value of the Funds’ investments. The Funds categorize the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as summarized below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Each Fund characterized all investments at Level 1, as of December 31, 2016. For each Fund, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Fund(s) had no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year ended December 31, 2016. The Fund(s) recognize transfers between the Levels as of the beginning of the year.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and distributions including realized gain distributions are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a

53

Notes to Financial Statements (Continued)

dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds determine the classification of distributions received as return of capital distributions or capital gain distributions.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets.

In addition, each Fund will also incur certain fees and expenses indirectly as a shareholder in the Underlying Funds or Master Funds. Because the Underlying Funds have varied expense and fee levels, and the Allocation Funds may own different proportions of Underlying Funds at different times, the amount of fees and expenses indirectly incurred by each of the Allocation Funds will vary.

Foreign Securities

Certain Underlying Funds or Master Funds may invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended, applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

54

Notes to Financial Statements (Continued)

3.	Advisory Fees and Other Transactions

Investment Advisory Fees

MML Advisers, a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives advisory fees, based upon each Fund’s average daily net assets, at the following annual rates:

Fund	Investment Advisory Fee
Conservative Allocation Fund	0.10%
Balanced Allocation Fund	0.10%
Moderate Allocation Fund	0.10%
Growth Allocation Fund	0.10%
Aggressive Allocation Fund	0.10%
American Funds Growth Fund*	0.15% on the first $500 million; and
0.125% on any excess over $500 million
American Funds International Fund*	0.15% on the first $500 million; and
0.125% on any excess over $500 million
American Funds Core Allocation Fund*	0.20% on the first $750 million; and
0.175% on any excess over $750 million

*	Prior to January 1, 2016, the investment advisory fees were as follows:

Fund	Investment Advisory Fee
American Funds Growth Fund	0.15%
American Funds International Fund	0.15%
American Funds Core Allocation Fund	0.20%

Administration Fees

For the American Funds Growth Fund, American Funds International Fund, and American Funds Core Allocation Fund, under a separate Administrative and Shareholder Services Agreement between the Funds and MML Advisers, MML Advisers is obligated to provide all necessary administrative and shareholder services and bear some of the Fund specific administrative expenses. In return for these services, MML Advisers receives an administrative services fee based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

Service Class I
American Funds Growth Fund	0.25%
American Funds International Fund	0.25%
American Funds Core Allocation Fund	0.25%

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares and Service Class I shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares and Service Class I shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares or Service Class I shares, as applicable, of each Fund; and/or (ii) MassMutual for services provided and

55

Notes to Financial Statements (Continued)

expenses incurred by it for purposes of maintaining or providing personal services to Service Class and Service Class I shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

Expense Caps and Waivers

MML Advisers agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Master Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

Service Class I
American Funds Growth Fund*	0.70%
American Funds International Fund*	0.70%

#	Master Fund Fees and Expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through April 30, 2017.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds may also be employees of MassMutual. The compensation of a trustee who is not an employee of MassMutual is borne by the Funds.

4. Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investments in Underlying Funds or Master Funds (excluding short-term investments) for the year ended December 31, 2016, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Conservative Allocation Fund	$-	$132,626,344	$-	$113,905,140
Balanced Allocation Fund	-	100,645,738	-	101,040,382
Moderate Allocation Fund	-	364,393,926	-	337,863,539
Growth Allocation Fund	-	276,107,112	-	286,371,561
Aggressive Allocation Fund	-	31,805,459	-	24,271,534
American Funds Growth Fund	-	22,589,490	-	9,846,545
American Funds International Fund	-	8,650,279	-	6,706,786
American Funds Core Allocation Fund	-	179,046,428	-	60,762,194

56

Notes to Financial Statements (Continued)

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015

	Shares	Amount	Shares	Amount

Conservative Allocation Fund Initial Class
Sold	1,356,985	$13,299,244	1,756,649	$18,905,121
Issued as reinvestment of dividends	901,788	8,684,221	1,221,416	12,030,947
Redeemed	(2,493,168)	(24,443,943)	(3,000,297)	(32,226,504)

Net increase (decrease)	(234,395)	$(2,460,478)	(22,232)	$(1,290,436)

Conservative Allocation Fund Service Class
Sold	7,357,528	$71,400,199	4,182,198	$44,590,385
Issued as reinvestment of dividends	2,841,405	27,107,004	3,418,124	33,395,068
Redeemed	(6,752,196)	(65,546,438)	(4,360,810)	(45,860,549)

Net increase (decrease)	3,446,737	$32,960,765	3,239,512	$32,124,904

Balanced Allocation Fund Initial Class
Sold	758,080	$7,515,695	670,590	$7,374,874
Issued as reinvestment of dividends	1,299,312	12,538,360	1,524,849	15,339,977
Redeemed	(2,510,382)	(25,135,439)	(2,773,827)	(30,560,109)

Net increase (decrease)	(452,990)	$(5,081,384)	(578,388)	$(7,845,258)

Balanced Allocation Fund Service Class
Sold	3,242,682	$31,965,320	3,556,395	$38,690,272
Issued as reinvestment of dividends	4,082,233	39,107,790	4,281,368	42,813,675
Redeemed	(4,585,592)	(45,348,007)	(3,583,988)	(39,034,267)

Net increase (decrease)	2,739,323	$25,725,103	4,253,775	$42,469,680

Moderate Allocation Fund Initial Class
Sold	1,909,387	$20,138,659	1,881,741	$21,996,513
Issued as reinvestment of dividends	3,619,457	37,171,830	3,826,129	40,786,533
Redeemed	(4,934,301)	(52,205,381)	(6,009,084)	(69,034,142)

Net increase (decrease)	594,543	$5,105,108	(301,214)	$(6,251,096)

Moderate Allocation Fund Service Class
Sold	8,936,099	$92,912,593	17,299,728	$198,445,800
Issued as reinvestment of dividends	17,086,421	173,939,765	16,269,769	171,971,460
Redeemed	(16,363,697)	(170,910,087)	(4,174,971)	(47,506,446)

Net increase (decrease)	9,658,823	$95,942,271	29,394,526	$322,910,814

Growth Allocation Fund Initial Class
Sold	1,578,677	$14,808,352	1,743,894	$19,150,556
Issued as reinvestment of dividends	8,209,341	73,884,068	8,692,647	84,057,898
Redeemed	(6,047,828)	(57,234,283)	(6,497,306)	(70,560,502)

Net increase (decrease)	3,740,190	$31,458,137	3,939,235	$32,647,952

Growth Allocation Fund Service Class
Sold	2,613,115	$24,405,528	3,281,727	$34,772,801
Issued as reinvestment of dividends	13,479,070	120,502,885	14,019,059	134,723,154
Redeemed	(10,131,162)	(95,021,107)	(5,344,473)	(56,807,712)

Net increase (decrease)	5,961,023	$49,887,306	11,956,313	$112,688,243

57

Notes to Financial Statements (Continued)

	Year Ended December 31, 2016		Year Ended December 31, 2015

	Shares	Amount	Shares	Amount

Aggressive Allocation Fund Initial Class
Sold	597,830	$5,824,037	515,681	$5,777,095
Issued as reinvestment of dividends	723,438	6,822,019	784,159	7,888,642
Redeemed	(766,148)	(7,515,837)	(702,596)	(7,864,641)

Net increase (decrease)	555,120	$5,130,219	597,244	$5,801,096

Aggressive Allocation Fund Service Class
Sold	791,226	$7,727,853	984,077	$11,205,683
Issued as reinvestment of dividends	899,794	8,386,079	927,224	9,235,151
Redeemed	(787,999)	(7,715,353)	(444,298)	(5,029,596)

Net increase (decrease)	903,021	$8,398,579	1,467,003	$15,411,238

American Funds Growth Fund Service Class I
Sold	1,129,900	$14,971,405	1,352,994	$20,149,461
Issued as reinvestment of dividends	2,440,624	29,336,297	599,106	8,207,754
Redeemed	(1,053,380)	(14,085,309)	(793,612)	(11,828,907)

Net increase (decrease)	2,517,144	$30,222,393	1,158,488	$16,528,308

American Funds International Fund Service Class I
Sold	471,718	$4,419,158	1,042,589	$10,938,123
Issued as reinvestment of dividends	490,696	4,588,007	182,224	1,776,685
Redeemed	(822,096)	(7,663,346)	(351,204)	(3,730,936)

Net increase (decrease)	140,318	$1,343,819	873,609	$8,983,872

American Funds Core Allocation Fund Service Class I
Sold	9,222,514	$111,618,224	12,267,580	$154,946,189
Issued as reinvestment of dividends	6,975,419	82,519,208	2,526,086	29,858,334
Redeemed	(4,649,056)	(56,597,850)	(2,241,931)	(28,363,152)

Net increase (decrease)	11,548,877	$137,539,582	12,551,735	$156,441,371

6.	Federal Income Tax Information

At December 31, 2016, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Conservative Allocation Fund	$497,745,172	$1,030,090	$(21,071,562)	$(20,041,472)
Balanced Allocation Fund	593,597,984	3,339,780	(22,815,659)	(19,475,879)
Moderate Allocation Fund	2,450,927,743	22,822,675	(91,358,766)	(68,536,091)
Growth Allocation Fund	1,617,681,467	41,537,073	(49,432,010)	(7,894,937)
Aggressive Allocation Fund	138,250,918	1,015,097	(7,118,773)	(6,103,676)
American Funds Growth Fund	135,078,770	4,922,577	-	4,922,577
American Funds International Fund	57,870,170	-	(3,824,554)	(3,824,554)
American Funds Core Allocation Fund	908,986,963	44,812,696	(11,327,925)	33,484,771

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward

58

Notes to Financial Statements (Continued)

rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2016, for federal income tax purposes, there were no unused capital losses.

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2016, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Conservative Allocation Fund	$10,503,255	$25,287,970	$-
Balanced Allocation Fund	12,247,002	39,399,148	-
Moderate Allocation Fund	44,987,407	166,124,188	-
Growth Allocation Fund	27,702,930	166,684,023	-
Aggressive Allocation Fund	1,795,427	13,412,671	-
American Funds Growth Fund	267,323	29,068,974	-
American Funds International Fund	632,920	3,955,087	-
American Funds Core Allocation Fund	16,088,756	66,430,452	-

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2015, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Conservative Allocation Fund	$13,013,682	$32,412,333	$-
Balanced Allocation Fund	15,528,133	42,625,519	-
Moderate Allocation Fund	52,556,082	160,201,911	-
Growth Allocation Fund	38,564,652	180,216,400	-
Aggressive Allocation Fund	2,510,513	14,613,280	-
American Funds Growth Fund	845,292	7,362,462	-
American Funds International Fund	507,014	1,269,671	-
American Funds Core Allocation Fund	10,454,332	19,404,002	-

The following Fund(s) have elected to pass through the foreign tax credit for the year ended December 31, 2016:

Amount
Conservative Allocation Fund	$33,466
Balanced Allocation Fund	52,952
Moderate Allocation Fund	313,244
Growth Allocation Fund	289,177
Aggressive Allocation Fund	29,017
American Funds International Fund	100,969
American Funds Core Allocation Fund	273,497

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2016, temporary book and tax accounting differences were primarily attributable to the deferral of wash sale losses, and deferred Trustee compensation.

59

Notes to Financial Statements (Continued)

At December 31, 2016, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Conservative Allocation Fund	$9,521,709	$14,124,671	$(49,399)	$(20,041,472)
Balanced Allocation Fund	10,452,978	24,956,494	(59,047)	(19,475,879)
Moderate Allocation Fund	39,460,334	116,326,034	(204,740)	(68,536,091)
Growth Allocation Fund	22,609,852	115,098,767	(183,174)	(7,894,937)
Aggressive Allocation Fund	1,514,205	8,850,164	(11,640)	(6,103,676)
American Funds Growth Fund	471,529	14,235,313	(11,020)	4,922,577
American Funds International Fund	507,479	5,160,298	(5,952)	(3,824,554)
American Funds Core Allocation Fund	14,606,398	71,053,940	(73,982)	33,484,771

During the year ended December 31, 2016, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Conservative Allocation Fund	$20	$(721,512)	$721,492
Balanced Allocation Fund	24	(959,818)	959,794
Moderate Allocation Fund	84	(4,524,178)	4,524,094
Growth Allocation Fund	71	(3,372,559)	3,372,488
Aggressive Allocation Fund	5	(327,630)	327,625
American Funds Growth Fund	4	-	(4)
American Funds International Fund	2	-	(2)
American Funds Core Allocation Fund	25	(3,584,663)	3,584,638

The Funds did not have any unrecognized tax benefits at December 31, 2016, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2016, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

60

Notes to Financial Statements (Continued)

7.	Investment in Affiliated Issuers

A summary of the Funds’ transactions in the securities of affiliated issuers during the year ended December 31, 2016, was as follows:

	Number of Shares Held as of 12/31/15	Purchases	Sales	Number of Shares Held as of 12/31/16	Value as of 12/31/16	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)

Conservative Allocation Fund
MML Blue Chip Growth Fund, Initial Class	1,167,140	351,019	569,623	948,536	$13,260,532	$-	$2,273,126	$(99,743)
MML Dynamic Bond Fund, Class II	5,963,265	594,356	-	6,557,621	64,854,876	1,857,357	-	-
MML Equity Income Fund, Initial Class	1,311,877	406,242	631,219	1,086,900	12,803,678	299,564	1,516,707	267,015
MML Equity Index Fund, Class III	-	272,727	-	272,727	7,229,980	-	-	-
MML Focused Equity Fund, Class II	494,591	176,061	90,620	580,032	7,656,425	108,541	466,485	115,597
MML Foreign Fund, Initial Class	940,166	187,048	118,885	1,008,329	9,518,629	177,787	-	(45,018)
MML Fundamental Growth Fund, Class II	940,992	304,006	373,076	871,922	9,957,354	81,408	1,428,670	125,219
MML Fundamental Value Fund, Class II	1,124,438	276,437	466,682	934,193	13,770,003	232,589	1,202,882	732,256
MML Global Fund, Class I	918,807	376,801	247,753	1,047,855	12,092,252	131,066	901,410	587,145
MML High Yield Fund, Class II	1,936,560	217,161	606,457	1,547,264	15,364,330	1,213,904	-	(571,046)
MML Income & Growth Fund, Initial Class	961,082	453,493	269,724	1,144,851	13,577,928	250,130	1,229,107	451,895
MML Inflation-Protected and Income Fund, Initial Class	1,831,486	395,799	240,301	1,986,984	20,227,497	480,387	-	(184,804)
MML International Equity Fund, Class II	1,005,672	150,439	360,875	795,236	7,419,548	179,747	20,097	(365,133)
MML Large Cap Growth Fund, Initial Class	987,465	282,708	905,974	364,199	3,871,431	14,602	1,014,372	(1,667,439)
MML Managed Bond Fund, Initial Class	8,526,226	2,177,792	2,323,704	8,380,314	102,593,023	3,131,363	493,049	(1,435,366)
MML Mid Cap Growth Fund, Initial Class	565,678	151,116	160,447	556,347	7,983,581	-	1,222,322	238,924
MML Mid Cap Value Fund, Initial Class	1,012,760	240,429	399,520	853,669	10,064,752	197,509	1,190,141	(179,819)
MML Short-Duration Bond Fund, Class II	1,705,983	1,552,642	643,755	2,614,870	25,494,982	440,093	-	(185,456)
MML Small Cap Growth Equity Fund, Initial Class	161,880	73,738	43,915	191,703	2,433,051	-	405,876	(335,652)
MML Small Company Value Fund, Class II	340,419	94,462	145,181	289,700	4,991,538	34,782	727,702	(507,323)
MML Small/Mid Cap Value Fund, Initial Class	195,748	52,064	63,335	184,477	2,440,628	13,841	160,360	(37,006)
MML Total Return Bond Fund, Class II	4,513,410	2,092,090	729,040	5,876,460	60,351,247	838,947	-	(238,005)
Oppenheimer Discovery Mid Cap Growth Fund/VA, Non-Service Shares*	40,579	8,031	11,367	37,243	2,705,704	-	241,978	26,489
Oppenheimer Global Fund/VA, Non-Service Shares*	217,899	69,565	57,643	229,821	8,048,345	84,845	537,798	33,093
Oppenheimer Global Multi-Alternatives Fund/VA, Non-Service Shares*	3,090,684	159,261	-	3,249,945	32,109,453	444,023	-	-
Oppenheimer International Growth Fund/VA, Non-Service Shares*	3,148,664	929,454	769,016	3,309,102	6,882,933	76,993	163,784	(65,725)

					$477,703,700	$10,289,478	$15,195,866	$(3,339,902)

Balanced Allocation Fund
MML Blue Chip Growth Fund, Initial Class	1,712,363	297,182	483,953	1,525,592	$21,327,777	$-	$3,119,105	$1,316,912
MML Dynamic Bond Fund, Class II	6,262,802	390,112	252,260	6,400,654	63,302,467	1,873,230	-	65,588
MML Equity Income Fund, Initial Class	1,744,461	283,731	505,369	1,522,823	17,938,855	370,448	1,875,595	1,159,244
MML Equity Index Fund, Class III	-	344,598	-	344,598	9,135,303	-	-	-
MML Focused Equity Fund, Class II	863,712	111,864	148,845	826,731	10,912,847	157,248	675,819	143,875
MML Foreign Fund, Initial Class	1,578,092	361,007	171,739	1,767,360	16,683,879	281,491	-	98,541
MML Fundamental Growth Fund, Class II	1,356,886	237,355	259,083	1,335,158	15,247,502	107,505	1,886,689	73,980
MML Fundamental Value Fund, Class II	1,548,381	188,746	520,908	1,216,219	17,927,067	292,055	1,510,425	2,110,011
MML Global Fund, Class I	1,357,142	390,941	139,585	1,608,498	18,562,070	181,519	1,248,397	499,517
MML High Yield Fund, Class II	2,113,483	142,979	659,635	1,596,827	15,856,493	1,371,393	-	(451,593)
MML Income & Growth Fund, Initial Class	1,581,322	389,860	262,582	1,708,600	20,264,000	348,786	1,713,887	614,271
MML Inflation-Protected and Income Fund, Initial Class	2,006,442	257,689	171,771	2,092,360	21,300,226	496,675	-	(180,626)
MML International Equity Fund, Class II	1,688,153	103,779	328,981	1,462,951	13,649,330	284,232	31,779	(339,239)
MML Large Cap Growth Fund, Initial Class	1,417,002	187,920	1,017,061	587,861	6,248,966	18,911	1,313,637	(1,327,017)
MML Managed Bond Fund, Initial Class	8,462,758	1,090,830	1,324,710	8,228,878	100,739,121	2,917,099	461,527	(652,226)
MML Mid Cap Growth Fund, Initial Class	1,018,445	175,184	218,569	975,060	13,992,109	-	2,056,691	567,751

61

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/15	Purchases	Sales	Number of Shares Held as of 12/31/16	Value as of 12/31/16	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)

Balanced Allocation Fund (Continued)
MML Mid Cap Value Fund, Initial Class	1,589,173	240,587	460,590	1,369,170	$16,142,518	$292,909	$1,765,005	$197,350
MML Short-Duration Bond Fund, Class II	2,144,780	1,256,046	509,767	2,891,059	28,187,825	515,012	-	(159,916)
MML Small Cap Growth Equity Fund, Initial Class	295,911	71,800	47,773	319,938	4,060,581	-	655,552	(305,430)
MML Small Company Value Fund, Class II	486,852	82,713	160,447	409,118	7,049,106	46,409	970,970	(250,413)
MML Small/Mid Cap Value Fund, Initial Class	385,482	59,726	91,685	353,523	4,677,114	25,920	300,309	(75,429)
MML Total Return Bond Fund, Class II	4,817,762	1,554,352	492,851	5,879,263	60,380,036	829,956	-	146,055
Oppenheimer Discovery Mid Cap Growth Fund/VA, Non-Service Shares*	73,033	8,018	15,926	65,125	4,731,357	-	407,069	23,996
Oppenheimer Global Fund/VA, Non-Service Shares*	346,047	59,643	51,306	354,384	12,410,533	128,828	816,594	293,363
Oppenheimer Global Multi-Alternatives Fund/VA, Non-Service Shares*	4,230,578	57,918	99,126	4,189,370	41,390,980	573,388	-	(77,129)
Oppenheimer International Growth Fund/VA, Non-Service Shares*	6,092,835	473,251	794,911	5,771,175	12,004,043	143,349	304,945	(46,660)

					$574,122,105	$11,256,363	$21,113,995	$3,444,776

Moderate Allocation Fund
MML Blue Chip Growth Fund, Initial Class	8,184,941	1,159,406	1,349,971	7,994,376	$111,761,373	$-	$14,451,682	$5,562,839
MML Dynamic Bond Fund, Class II	19,891,309	1,451,680	128,943	21,214,046	209,806,917	6,065,453	-	33,525
MML Equity Income Fund, Initial Class	7,849,388	1,087,494	1,229,970	7,706,912	90,787,429	1,774,232	8,983,038	3,150,380
MML Equity Index Fund, Class III	-	1,443,633	-	1,443,633	38,270,712	-	-	-
MML Focused Equity Fund, Class II	5,314,303	497,148	1,899,781	3,911,670	51,634,038	968,158	4,160,945	2,262,940
MML Foreign Fund, Initial Class	7,686,617	1,279,632	455,579	8,510,670	80,340,727	1,398,979	-	311,107
MML Fundamental Growth Fund, Class II	6,304,428	935,899	735,808	6,504,519	74,281,602	511,199	8,971,386	357,392
MML Fundamental Value Fund, Class II	6,892,236	1,230,890	990,369	7,132,757	105,136,831	1,422,763	7,358,126	3,491,839
MML Global Fund, Class I	8,079,675	1,709,041	1,645,026	8,143,690	93,978,184	1,055,422	7,258,675	6,014,421
MML High Yield Fund, Class II	6,660,545	670,753	2,272,166	5,059,132	50,237,180	4,466,397	-	(1,350,981)
MML Income & Growth Fund, Initial Class	6,906,198	1,019,888	648,615	7,277,471	86,310,801	1,451,754	7,133,725	1,652,811
MML Inflation-Protected and Income Fund, Initial Class	7,044,413	837,746	411,023	7,471,136	76,056,166	1,773,292	-	(316,967)
MML International Equity Fund, Class II	8,224,169	649,640	2,264,161	6,609,648	61,668,017	1,413,714	158,061	(2,249,840)
MML Large Cap Growth Fund, Initial Class	6,659,363	684,064	4,265,260	3,078,167	32,720,915	88,614	6,155,670	(4,715,521)
MML Managed Bond Fund, Initial Class	27,926,248	1,747,037	2,500,448	27,172,837	332,653,833	9,783,987	1,533,191	(1,016,761)
MML Mid Cap Growth Fund, Initial Class	5,220,967	819,204	691,510	5,348,661	76,753,279	-	10,081,881	2,879,969
MML Mid Cap Value Fund, Initial Class	8,084,466	1,038,041	2,033,148	7,089,359	83,583,544	1,492,477	8,993,310	2,724,692
MML Short-Duration Bond Fund, Class II	7,835,240	4,056,426	1,598,925	10,292,741	100,354,227	1,822,818	-	(564,148)
MML Small Cap Growth Equity Fund, Initial Class	1,495,898	314,591	168,181	1,642,308	20,843,827	-	3,423,457	(1,128,300)
MML Small Company Value Fund, Class II	2,639,451	398,600	747,936	2,290,115	39,458,682	256,290	5,362,129	(1,054,496)
MML Small/Mid Cap Value Fund, Initial Class	1,746,669	379,636	377,395	1,748,910	23,138,079	130,219	1,508,707	(221,405)
MML Strategic Emerging Markets Fund, Class II	4,949,839	367,214	712,267	4,604,786	39,785,354	193,727	-	(1,050,319)
MML Total Return Bond Fund, Class II	15,791,998	4,222,961	1,074,875	18,940,084	194,514,661	2,946,324	-	434,037
Oppenheimer Discovery Mid Cap Growth Fund/VA, Non-Service Shares*	371,954	32,711	76,625	328,040	23,832,076	-	1,979,908	89,919
Oppenheimer Global Fund/VA, Non-Service Shares*	1,369,488	536,066	104,621	1,800,933	63,068,689	519,332	3,291,839	677,325
Oppenheimer Global Multi-Alternatives Fund/VA, Non-Service Shares*	18,158,610	251,812	188,918	18,221,504	180,028,457	2,492,933	-	24,151
Oppenheimer International Growth Fund/VA, Non-Service Shares*	16,540,251	4,793,006	1,436,117	19,897,140	41,386,052	392,737	835,464	(84,987)

					$2,382,391,652	$42,420,821	$101,641,194	$15,913,622

62

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/15	Purchases	Sales	Number of Shares Held as of 12/31/16	Value as of 12/31/16	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)

Growth Allocation Fund
MML Blue Chip Growth Fund, Initial Class	7,224,353	992,179	1,460,329	6,756,203	$94,451,718	$-	$12,741,127	$7,260,092
MML Dynamic Bond Fund, Class II	8,864,352	756,135	1,378,188	8,242,299	81,516,332	2,524,201	-	343,741
MML Equity Income Fund, Initial Class	5,960,113	830,186	1,028,701	5,761,598	67,871,628	1,320,000	6,683,239	2,340,890
MML Equity Index Fund, Class III	-	1,324,158	-	1,324,158	35,103,439	-	-	-
MML Focused Equity Fund, Class II	5,009,056	449,492	1,379,698	4,078,850	53,840,824	906,457	3,895,767	1,823,011
MML Foreign Fund, Initial Class	6,575,048	1,398,275	762,944	7,210,379	68,065,982	1,300,812	-	434,911
MML Fundamental Growth Fund, Class II	5,526,176	819,277	1,160,319	5,185,134	59,214,229	423,738	7,436,480	584,345
MML Fundamental Value Fund, Class II	5,259,437	908,885	861,607	5,306,715	78,220,986	1,104,596	5,712,656	3,830,922
MML Global Fund, Class I	7,587,562	983,385	1,618,480	6,952,467	80,231,464	1,011,967	6,959,815	6,873,673
MML High Yield Fund, Class II	1,709,366	119,377	450,703	1,378,040	13,683,936	1,145,989	-	(293,778)
MML Income & Growth Fund, Initial Class	4,641,511	2,080,008	722,745	5,998,774	71,145,461	1,121,328	5,510,057	1,734,716
MML Inflation-Protected and Income Fund, Initial Class	6,207,439	580,113	406,129	6,381,423	64,962,883	1,520,054	-	(247,700)
MML International Equity Fund, Class II	7,033,804	892,357	1,302,062	6,624,099	61,802,842	1,274,176	142,460	(1,538,629)
MML Large Cap Growth Fund, Initial Class	5,852,306	482,591	3,703,523	2,631,374	27,971,510	63,998	4,445,684	1,255,784
MML Managed Bond Fund, Initial Class	9,735,409	1,513,793	1,008,164	10,241,038	125,372,282	3,461,243	524,825	(596,145)
MML Mid Cap Growth Fund, Initial Class	4,928,272	727,325	792,018	4,863,579	69,792,352	-	9,136,006	5,591,000
MML Mid Cap Value Fund, Initial Class	6,623,031	1,011,480	1,584,537	6,049,974	71,329,196	1,126,317	6,786,916	5,535,203
MML Short-Duration Bond Fund, Class II	4,041,195	1,508,407	783,632	4,765,970	46,468,211	901,383	-	(274,480)
MML Small Cap Growth Equity Fund, Initial Class	1,310,125	257,617	203,896	1,363,846	17,309,649	-	2,863,061	(928,703)
MML Small Company Value Fund, Class II	2,231,233	302,564	581,388	1,952,409	33,640,005	197,662	4,135,499	(264,912)
MML Small/Mid Cap Value Fund, Initial Class	1,958,155	421,481	436,222	1,943,414	25,711,368	144,380	1,672,763	(247,921)
MML Strategic Emerging Markets Fund, Class II	4,892,264	587,283	634,890	4,844,657	41,857,835	187,097	-	(1,290,858)
MML Total Return Bond Fund, Class II	6,991,579	1,099,225	661,734	7,429,070	76,296,552	1,228,455	-	392,783
Oppenheimer Discovery Mid Cap Growth Fund/VA, Non-Service Shares*	353,340	28,957	73,924	308,373	22,403,281	-	1,801,541	36,910
Oppenheimer Global Fund/VA, Non-Service Shares*	1,041,496	587,271	87,341	1,541,426	53,980,750	387,435	2,455,796	565,690
Oppenheimer Global Multi-Alternatives Fund/VA, Non-Service Shares*	14,402,875	189,010	938,884	13,653,001	134,891,646	1,871,188	-	64,442
Oppenheimer International Growth Fund/VA, Non-Service Shares*	13,406,401	3,909,337	1,618,541	15,697,197	32,650,169	309,136	657,621	(84,007)

					$1,609,786,530	$23,531,612	$83,561,313	$32,900,980

Aggressive Allocation Fund
MML Blue Chip Growth Fund, Initial Class	634,872	137,538	164,872	607,538	$8,493,383	$-	$1,093,500	$301,389
MML Dynamic Bond Fund, Class II	237,604	13,937	52,216	199,325	1,971,322	64,715	-	14,488
MML Equity Income Fund, Initial Class	534,057	117,650	90,385	561,322	6,612,376	124,679	631,257	158,176
MML Equity Index Fund, Class III	-	68,329	-	68,329	1,811,405	-	-	-
MML Focused Equity Fund, Class II	456,845	84,385	168,239	372,991	4,923,483	88,574	380,671	152,449
MML Foreign Fund, Initial Class	629,255	191,117	105,913	714,459	6,744,490	129,509	-	64,535
MML Fundamental Growth Fund, Class II	489,197	141,263	65,619	564,841	6,450,487	40,620	712,866	34,053
MML Fundamental Value Fund, Class II	466,188	236,271	109,491	592,968	8,740,349	125,114	647,052	361,776
MML Global Fund, Class I	667,387	149,075	124,236	692,226	7,988,287	93,084	640,186	347,300
MML Income & Growth Fund, Initial Class	413,791	231,778	53,432	592,137	7,022,740	104,674	514,354	108,823
MML Inflation-Protected and Income Fund, Initial Class	314,711	62,485	27,148	350,048	3,563,490	80,666	-	(4,139)
MML International Equity Fund, Class II	673,188	124,044	130,034	667,198	6,224,953	124,215	13,888	(135,712)
MML Large Cap Growth Fund, Initial Class	522,418	84,724	343,390	263,752	2,803,682	4,942	343,304	(661,212)
MML Managed Bond Fund, Initial Class	216,089	76,297	31,385	261,001	3,195,208	82,949	12,082	1,100
MML Mid Cap Growth Fund, Initial Class	483,289	109,166	75,578	516,877	7,417,192	-	944,976	187,077
MML Mid Cap Value Fund, Initial Class	660,236	156,044	175,104	641,176	7,559,467	116,000	698,993	72,647

63

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/15	Purchases	Sales	Number of Shares Held as of 12/31/16	Value as of 12/31/16	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)

Aggressive Allocation Fund (Continued)
MML Short-Duration Bond Fund, Class II	278,729	33,422	23,056	289,095	2,818,672	62,033	-	(4,728)
MML Small Cap Growth Equity Fund, Initial Class	132,887	44,980	22,897	154,970	1,966,841	-	315,205	(213,494)
MML Small Company Value Fund, Class II	221,501	46,142	58,803	208,840	3,598,307	20,519	429,302	(122,025)
MML Small/Mid Cap Value Fund, Initial Class	193,691	55,028	43,912	204,807	2,709,603	14,831	171,821	(31,698)
MML Strategic Emerging Markets Fund, Class II	503,233	103,849	74,493	532,589	4,601,568	20,492	-	(127,933)
MML Total Return Bond Fund, Class II	166,200	35,258	16,041	185,417	1,904,237	29,923	-	(6,085)
Oppenheimer Discovery Mid Cap Growth Fund/VA, Non-Service Shares*	35,731	6,369	6,956	35,144	2,553,210	-	189,870	12,494
Oppenheimer Global Fund/VA, Non-Service Shares*	91,900	71,093	8,589	154,404	5,407,235	35,593	225,613	(14,488)
Oppenheimer Global Multi-Alternatives Fund/VA, Non-Service Shares*	1,171,285	35,594	15,326	1,191,553	11,772,547	162,954	-	2,452
Oppenheimer International Growth Fund/VA, Non-Service Shares*	1,172,242	557,027	146,236	1,583,033	3,292,708	28,451	60,523	(6,312)

					$132,147,242	$1,554,537	$8,025,463	$490,933

*	Fund advised by OFI Global Asset Management, Inc.

8.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

9.	Subsequent Events

In preparation of these financial statements, management has evaluated the events and transactions subsequent to December 31, 2016, through the date when the financial statements were issued, and determined that there are no subsequent events or transactions that would require adjustments to or disclosures in the Funds’ financial statements other than those disclosed below.

Elaine A. Sarsynski resigned as a Trustee of the Trust effective as of February 1, 2017.

64

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund and Shareholders of MML Conservative Allocation Fund, MML Balanced Allocation Fund, MML Moderate Allocation Fund, MML Growth Allocation Fund, MML Aggressive Allocation Fund, MML American Funds Growth Fund, MML American Funds International Fund, and MML American Funds Core Allocation Fund (collectively, the “Funds”):

We have audited the accompanying statements of assets and liabilities of the Funds, including the portfolios of investments, as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and transfer agents; when replies were not received from transfer agents, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2017

65

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statements of Additional Information include additional information about the Trust’s Trustees and are available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, Attention: MassMutual U.S. Product and Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Age: 68	Trustee	Since 2003	Retired; President and Chief Executive Officer (1996-2014), Economic Development Council of Western Massachusetts (non-profit development company); President and Chief Executive Officer (1984-2014), Westover Metropolitan Development Corporation (quasi-public development company).	94	Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Age: 58	Trustee	Since 2012	Founder and sole member of PR Academy of Executive Education, LLC (since 2016); Chairman (2011-2016), Academy of Executive Education, LLC (predecessor to PR Academy of Executive Education, LLC).	94	Director (2011-2015), Argo Group International Holdings, Ltd. (underwriter of specialty insurance and reinsurance products); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 62	Trustee	Since 2012	Retired.	94	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

R. Alan Hunter, Jr. Age: 70	Chairperson Trustee	Since 2016 Since 2003	Retired.	94	Director (since 2007), Actuant Corporation (diversified industrial company); Chairperson (since 2016), Trustee (since 2003), MassMutual Select Funds (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

66

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Age: 65	Trustee	Since 2012	Retired; President and Chief Executive Officer (2012-2014), PathoGenetix (genomics company).	94	Director (since 2015), Juniper Pharmaceuticals Inc. (specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Age: 64	Trustee	Since 2009	Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company).	96^	Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Trustee (since 2009), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

67

Trustees and Officers (Unaudited) (Continued)

Interested Trustee

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^^ Age: 71	Trustee	Since 2003	Retired.	96^	Director (since 2013), Leucadia National Corporation (holding company); Director (since 2012), Ormat Technologies, Inc. (provider of alternative and renewable energy technology); Director (2006-2014), Jefferies Group LLC (investment bank); Trustee (since 2003), Barings Corporate Investors (closed-end investment company); Trustee (since 2003), Barings Participation Investors (closed-end investment company); Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michael C. Eldredge Age: 52	Vice President	Since 2009	Head of Asset Allocation Funds (since 2016), portfolio manager (2014-2016), Head of Investments (2014-2016), MML Advisers; Vice President (since 2008), MassMutual; Vice President (since 2009), MassMutual Select Funds (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company); Vice President (since 2009), MassMutual Premier Funds (open-end investment company).	94

Andrew M. Goldberg Age: 50	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 (2001- 2008)	Assistant Vice President and Counsel (since 2004), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	94

Brian K. Haendiges Age: 56	President Vice President	Since 2016 (2014- 2016)	Vice President (since 2014), MML Advisers; Senior Vice President (since 2014), Vice President (2010-2014), MassMutual; Vice President (since 2014), MassMutual Select Funds (open-end investment company); President (since 2016), Vice President (2014-2016), MML Series Investment Fund II (open-end investment company); Vice President (since 2014), MassMutual Premier Funds (open-end investment company).	94

Renee Hitchcock Age: 46	Chief Financial Officer and Treasurer Assistant Treasurer	Since 2016 2007- 2016	Assistant Vice President (since 2015), Director (2007-2015), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company).	94

68

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Douglas Steele Age: 41	Vice President	Since 2016	Head of Investment Due Diligence (since 2016), MML Advisers; Assistant Vice President (since 2013), Investment Director (2005-2013), MassMutual; Vice President (since 2016), MassMutual Select Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company).	94

Philip S. Wellman Age: 52	Vice President and Chief Compliance Officer	Since 2007	Vice President and Chief Compliance Officer (since 2013), MML Advisers; Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (since 2014), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company).	94

Eric H. Wietsma Age: 50	Vice President	Since 2006	Director and President (since 2013), MML Advisers; Senior Vice President (since 2010), MassMutual; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company); President (since 2008) Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	94

Tina Wilson Age: 46	Vice President	Since 2016	Vice President and Head of Investments (since 2016), MML Advisers; Senior Vice President (since 2014), Vice President (2009-2014), MassMutual; Vice President (since 2016), MassMutual Select Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company).	94

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, CT 06082-1981.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified. The Chairperson shall hold office at the pleasure of the Trustees.

^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC (formerly known as Babson Capital Management LLC), an affiliate of MML Advisers.

^^	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Leucadia National Corporation, which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

#	The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

69

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended December 31, 2016, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Conservative Allocation Fund	15.46%
Balanced Allocation Fund	19.23%
Moderate Allocation Fund	24.24%
Growth Allocation Fund	33.02%
Aggressive Allocation Fund	97.03%
American Funds Core Allocation Fund	46.59%

For the year ended December 31, 2016, the following Fund(s) earned the following foreign sources of income:

Amount
Conservative Allocation Fund	$268,416
Balanced Allocation Fund	424,685
Moderate Allocation Fund	2,277,636
Growth Allocation Fund	2,090,491
Aggressive Allocation Fund	207,548
American Funds International Fund	5,173,408
American Funds Core Allocation Fund	27,311,377

70

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser uses to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s EDGAR database on its website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

71

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2016

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2016:

As a shareholder of the Funds, you incur ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2016.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Conservative Allocation Fund
Initial Class	$1,000	0.12%	$1,025.50	$0.61	$1,024.50	$0.61
Service Class	1,000	0.37%	1,023.30	1.88	1,023.30	1.88
Balanced Allocation Fund
Initial Class	1,000	0.12%	1,033.70	0.61	1,024.50	0.61
Service Class	1,000	0.37%	1,032.30	1.89	1,023.30	1.88
Moderate Allocation Fund
Initial Class	1,000	0.11%	1,043.40	0.57	1,024.60	0.56
Service Class	1,000	0.36%	1,043.20	1.85	1,023.30	1.83
Growth Allocation Fund
Initial Class	1,000	0.11%	1,057.20	0.57	1,024.60	0.56
Service Class	1,000	0.36%	1,054.70	1.86	1,023.30	1.83
Aggressive Allocation Fund
Initial Class	1,000	0.15%	1,071.60	0.78	1,024.40	0.76
Service Class	1,000	0.40%	1,071.00	2.08	1,023.10	2.03

72

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
American Funds Growth Fund
Service Class I**	$1,000	1.04%	$1,081.90	$5.44	$1,019.90	$5.28
American Funds International Fund
Service Class I**	1,000	1.24%	1,044.90	6.37	1,018.90	6.29
American Funds Core Allocation Fund
Service Class I	1,000	0.71%	1,038.10	3.64	1,021.60	3.61

*	Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2016, multiplied by the average account value over the period, multiplied by 184 days in the period, divided by 366 days in the year, unless stated otherwise. The annualized expense ratio does not reflect expenses deducted under the variable life insurance or variable annuity contract through which the Funds are invested in. Inclusion of these expenses would increase the annualized expense ratios shown.
**	The annualized expense ratio reflects the expenses of both the Feeder Fund and the Master Fund in which it invests.

73

Underwriter: MML Distributors, LLC 100 Bright Meadow Blvd. Enfield, CT 06082-1981

©2017 Massachusetts Mutual Life Insurance Company, Springfield, MA 01111-0001. All rights reserved. www.massmutual.com. MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliated companies and sales representatives. Investment Adviser: MML Investment Advisers, LLC	RS-41635-00

MML Series Investment Fund

Annual Report

This annual report pertains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

December 31, 2016

MassMutual FINANCIAL GROUP®

We'll help you get there.®

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MML Series Investment Fund – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Brian Haendiges

“MassMutual believes that changing market conditions are a way of life for retirement investors – but these same conditions have the potential to reward patient investors who maintain a long-term perspective, instead of reacting to short-term market movements.”

December 31, 2016

Continued strength in U.S. markets in a challenging market environment

I am pleased to present you with the MML Series Investment Fund Annual Report, covering the year ended December 31, 2016 (the “fiscal year”). Domestic stocks outperformed most international equities during the fiscal year, as a strong market environment in the U.S. accelerated. Much of the strength occurred late in the reporting period, due to the surprising Republican victory in the race for the White House – as investors were buoyed by President-elect Trump’s promises for tax abatements and infrastructure spending. Economic difficulties elsewhere in the world – such as the challenging interest rate environment in Japan, uncertainty in Europe and the United Kingdom’s surprising Brexit vote that ratified an eventual exit from the European Union – had virtually no impact on U.S. stock indexes. Nevertheless, during the reporting period, recurring market volatility served as a general reminder for investors that market conditions are cyclical and can change anytime.

In MassMutual’s view, the ongoing uncertainties in markets today highlight the importance of taking a long-term perspective and not reacting to current events or short-term market changes. We also believe retirement investors who follow certain investment guidelines, such as the ones below, may increase their chances of reaching their retirement income goals.

Suggestions for retirement investors under any market conditions

Contribute as much as you can

While it is impossible to control your investments’ performance, you can control how often and how much you save. Contributing to your retirement account on a regular basis and increasing your contribution level as often as you are able, may be one way to help you realize your long-term investment objectives.*

Continue to invest

Some of the most sophisticated investors believe that individuals who can withstand a market downturn have the potential to be rewarded by accumulating larger positions at more favorable prices (relative to those who do not continue investing during a down market). That’s why most financial professionals believe it’s important to stay in the market, regardless of short-term results.

Time may be on your side

For most people, investing for retirement occurs over many decades. While retirement investors often know that the financial markets will be volatile from time to time, seasoned investors tend to understand the wisdom of taking a long-term approach. They know that this can help them navigate the market’s downturns, leverage its upturns, and successfully grow their account balances.

Monitor your asset allocation and diversify

Stocks, bonds, and short-term/money market investments are investment types that typically behave differently depending upon the economic and market environment. Each of these categories contains

*	Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

MML Series Investment Fund – President’s Letter to Shareholders (Unaudited) (Continued)

an even greater array of sub-categories, such as small-cap stocks, international stocks, and high-yield bonds. Many financial professionals believe that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing investment types by maintaining a portfolio that includes a mix of investment types and sub-categories.

Make informed choices and seek professional guidance

Many financial advisors will suggest that retirement investors select an appropriate combination of investments that aligns with their retirement income goals. Doing so can help you weather the inevitable ups and downs of the markets.

For retirement investors who work with a financial professional

If you work with a financial professional, this may be an excellent time to contact him or her for assistance in assessing whether or not you:

•	are saving enough for retirement based on your long-term needs;

•	are invested properly, based on your goals and objectives and where you are in your retirement planning journey; and

•	feel you are taking the right steps to help reduce the risk you could outlive your retirement savings.

Protect who matters most

MassMutual believes that nothing matters more than the safety and well-being of your loved ones. That’s why we have always been committed to helping our customers put themselves on the path to a more secure financial future. And it’s why we have always encouraged retirement investors to maintain perspective over the long term. In our view, changing market conditions are a way of life for retirement investors, but these same conditions have the potential to reward patient investors who maintain a long-term perspective, instead of reacting to short-term market movements. Thank you for your continued trust in MassMutual.

Sincerely,

Brian Haendiges

President

The information provided is the opinion of MassMutual Funds Investment Management Group as of 1/1/17 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MML Series Investment Fund – Economic and Market Overview (Unaudited)

December 31, 2016

Economic Overview and Market Commentary

We note three significant and unexpected events that were followed by meaningful market movements in 2016. The first followed Federal Reserve (Fed) Board Chair Janet Yellen’s testimony before the U.S. Senate Committee on Banking, Housing, and Urban Affairs on February 11, 2016, where she confirmed a “slower for longer” plan for interest rate hikes going forward. The second followed the United Kingdom’s surprising June 23 referendum to leave the European Union – commonly referred to as “Brexit” (an abbreviation for “British exit”). The third followed Donald J. Trump’s election as the 45th President of the United States on November 8.

Throughout 2016, the initially sluggish domestic economy started to return more positive reports as modest gross domestic product (GDP) estimates were revised upward. (GDP reflects the total value of goods and services produced in the United States.) Investors responded favorably and domestic equity markets delivered broad positive returns for the fiscal year. Equity returns in the foreign and emerging markets ended the year more mixed.

For the year, the Dow Jones Industrial AverageSM (Dow) grew 16.50% and the broader S&P 500® Index (S&P 500) of large-capitalization U.S. stocks gained 11.96%. The technology-focused NASDAQ Composite® Index managed an 8.87% return, as tech stocks lagged the other indexes following the U.S. election. Small-cap equities outperformed for the year, with the Russell 2000® Index of small-capitalization stocks adding 21.31%. In foreign markets, the MSCI EAFE® Index, a barometer for foreign stocks in developed markets, gained only 1.00%, though the MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, rose 11.19%.* While developed foreign markets struggled under the weight of Brexit and longer-term fiscal burdens, emerging markets derived more of their value from domestic interactions and benefited more from that alignment.

Bonds performed well for much of the year, but dropped sharply following the U.S. election, as investors tried to anticipate what political policy might mean for bond markets in 2017 and beyond. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, rose as much as 6% in July, but ended the year up only 2.65%. The performance of shorter-term debt investments continued to reflect the unrelenting low interest rate environment. Yields on the 2-year U.S. Treasury bond closed the year at 1.19%, while 10-year Treasury bonds yielded 2.44% at year end. These higher year-over-year yields reflect the turbulence in the fixed-income markets following the U.S. election. A “risk-on” environment developed as the year unfolded and high-yield bonds benefited. The Bloomberg Barclays U.S. Corporate High-Yield Index, which measures the performance of fixed-rate, below-investment-grade debt from corporate sectors, returned 17.13%.*

These returns were not without market volatility and surprises, however. Before rebounding, major indexes fell sharply through January and into February – until the Fed’s announcement triggered a more sustained period of growth. Markets stuttered briefly in May over concerns that Apple might not be able to sustain its growth in the smartphone market. Following a brief post-Brexit drop in late June, neither the surprising Brexit outcome nor global economic turbulence could disrupt the upward momentum in U.S. markets. Particularly noteworthy is the fact that domestic equity markets added nearly half of their annual returns in the final seven weeks of the year, as investors cheered President-elect Trump’s promises for tax abatements and infrastructure spending.

Q1 2016 – The inflection point

Headwinds affecting markets in late 2015 continued into January and early February of 2016. China’s slowing economy and falling crude oil prices, along with a weak January employment report, stoked fears that a U.S. recession could be on the near-term horizon. By February 11, the S&P 500 had dropped to 1,810. At this point, Fed Chair Janet Yellen signaled that the central bank would be patient in beginning to normalize policy interest rates and that it was unlikely that economic conditions would warrant an increase in the target range for the federal funds rate for at least the next few Open Market Committee meetings. (The federal funds rate is the interest rate that banks and financial institutions charge each other for borrowing funds overnight.)

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

MML Series Investment Fund – Economic and Market Overview (Unaudited) (Continued)

Headwinds ultimately shifted to tailwinds. The S&P 500 gained nearly 250 points by the end of the first quarter, initiating a rally that would more or less be sustained throughout the second and third quarters of 2016. The employment picture improved, as February’s non-farm payrolls came in stronger than the previous two months, and December 2015 and January 2016 payroll numbers were revised upward. Once again, the quarter recovered what it had lost and ended essentially where it started the year. Despite this, the climate had changed.

Q2 2016 – Domestic markets override negative interest rates and Brexit

While Britain’s historic Brexit vote dominated news at the end of the second quarter, the unusual arrival of negative interest rates for Japan’s sovereign debt proved puzzling for many investors early in the quarter. Both seemed to feed a “flight to quality” reaction that resulted in a stronger U.S. dollar. Neither event, however, derailed the strengthening U.S. economy. By the end of the second quarter, concerns about China’s economy and falling oil prices moderated. U.S. GDP firmed up and the Fed softened its interest rate strategy, taking a more cautious approach. May’s disappointing jobs report created investor concerns that the Fed could seriously consider suspending any interest rate hikes for at least a year. Nevertheless, the quarter ended with broad-based gains across a variety of asset classes, improved consumer spending, low unemployment rates, and better-than-expected corporate earnings reports.

On June 23, global economic focus shifted to the United Kingdom. The Brexit vote pushed European stocks more deeply into negative territory on concerns that the immediate impact might slow growth in the U.K. and the larger European region. Investors also worried that the British vote might encourage other countries to follow suit. Interestingly, emerging market and Pacific country stocks delivered positive returns for the quarter and year-to-date.

Q3 2016 – Campaign rhetoric overshadows economic momentum

By the end of July, it seemed markets had shrugged off Brexit fears. The U.S. economy was gathering steam, as evidenced on several fronts. The U.S. labor market continued to show strength as job openings rose in June and hiring increased. U.S. consumer confidence hit a 12-month high in August, according to the Conference Board’s Consumer Confidence Index®, which reflected improved consumer assessment of economic conditions and the six-month economic outlook. Corporate earnings came in better than expected for the second consecutive quarter, even though it was the fifth consecutive declining quarter. In mid-September, the U.S. Census Bureau announced that real median household income had jumped 5%, the biggest annual increase since they first started gathering this data in 1968. The two major U.S. presidential candidates accepted their party’s nominations in July. As September came to a close, it became more evident that the upcoming election would be both hotly contested and divisive.

Q4 2016 – The Fed takes a back seat

Prior to the November elections, the Fed held the throttle on the markets. In October, speculation about the next rate hike (whether it would happen before the end of the year and how frequently subsequent rate hikes might occur) dominated investor thinking. At the same time, increasingly heated campaign rhetoric served as a drag while investors tried to figure out what the next four years might look like in either case. On the morning following the U.S. election, market futures pointed sharply downward, as the widely expected presidential winner, Hillary Clinton, conceded electoral vote defeat to Donald J. Trump. When markets opened on November 9, buyers surged, however, as investors anticipated the economic impacts of the President-elect delivering on his pro-business and pro-domestic campaign rhetoric. This buoyant investor sentiment launched a year-end rally that pushed the S&P 500 up 5.3% by year-end, with nearly half of the Index’s 11.96% return occurring in the last seven weeks of the year. In December, the Fed did, indeed, raise policy interest rates, but the market throttle now appeared to be in other hands.

Going into 2017, markets have yet to digest the upcoming Trump presidency in an environment where the Fed is forecasting multiple rate hikes. Turning to the global stage, by the end of March 2017, Britain’s Prime Minister, Theresa May, plans to trigger Article 50 of the Lisbon Treaty, which would initiate the two-year process of withdrawing the U.K. from the European Union. Terrorism and military posturing add further tensions to the global environment.

Domestic equity markets delivered solid returns for investors in 2016, but investors endured a steady stream of uncertainty, surprises and volatility throughout. Long-term investors with a view to saving for retirement income pay attention to such things,

MML Series Investment Fund – Economic and Market Overview (Unaudited) (Continued)

but maintain a thoughtful and disciplined response to them. Many retirement investors wisely subscribe to the value of a well-diversified portfolio, using an appropriate mix of available strategies to benefit from market expansions and mitigate the risks inherent in unexpected events.

The information provided is the opinion of MassMutual Funds Investment Management Group as of 12/31/16 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MML Blue Chip Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Blue Chip Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth. Income is a secondary objective. Under normal circumstances, the Fund invests at least 80% of net assets (plus the amount of any borrowings for investment purposes) in the common stocks of large- and medium-sized blue chip growth companies. The Fund’s subadviser currently defines blue chip growth companies to mean firms that, in its view, are well-established in their industries and have the potential for above-average earnings growth. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended December 31, 2016?

The Fund’s Initial Class shares returned 0.91%, underperforming, by a wide margin, the 7.08% return of the Russell 1000® Growth Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and higher forecasted growth rates than securities in the value universe. In addition, the Fund substantially underperformed the 11.96% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Overall, stock selection was the primary reason for the Fund’s underperformance, relative to the benchmark, for the year ended December 31, 2016. From a sector perspective, health care, information technology, and consumer discretionary were the largest relative detractors, whereas financials and real estate were the leading outperformers.

Health care was the largest relative detractor, mainly due to stock selection, but an underweight allocation to the sector, relative to the benchmark, also hurt performance. Early in the year, shares of Fund holding Alexion Pharmaceuticals sold off along with other larger biotechnology stocks. The company issued disappointing guidance that fell below consensus analyst estimates, and shares declined sharply in the second quarter after the announcement of disappointing results of a phase III clinical trial. Shares of another Fund holding, Allergan, declined earlier in the year when its proposed merger with Pfizer was called off after the U.S. Treasury Department issued a notice aimed at curbing the benefits of tax inversions. (Tax inversion is the practice of relocating a corporation’s legal domicile to a nation that imposes lower taxes, or to a tax haven, usually while keeping its primary operations in its country of origin.) The Fund subsequently trimmed its position in Allergan.

Information technology underperformed on stock selection. The Fund’s overweight exposure to Fund holding salesforce.com, a cloud software firm, detracted from relative returns in the latter half of 2016, largely in response to a lack of clarity surrounding the company’s acquisition strategy. Sentiment weighed on the stock based on its failed efforts to acquire LinkedIn and on rumors of the CEO’s interest in acquiring Twitter. While shares of internet software and services provider Alphabet (the parent company of Google) lagged for the year and weighed on the Fund’s relative performance, this stock remains a top Fund holding.

Consumer discretionary underperformed largely on stock selection. The Fund’s exposure to travel companies Norwegian Cruise Line Holdings and Royal Caribbean Cruises weighed on relative returns due to heightened uncertainty about global travel trends. Challenges facing the industry included terrorist activity around the globe, concerns about the Zika virus, the United Kingdom’s vote to leave the European Union (also known as “Brexit”), and foreign exchange volatility.

Financials outperformed mainly on stock selection, but the Fund’s overweight position in the sector was also beneficial. Fund holding Morgan Stanley, a global investment bank, rose sharply in the second half of the year, along with the broader financials sector. The outcome of the U.S. presidential election caused investors to view the outlook for financials in a positive light amid expectations for reduced regulations, lower corporate taxes, and rising interest rates and inflation, all of which could be materially beneficial to the sector.

MML Blue Chip Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Our view is that large-cap growth stock valuations appear relatively attractive versus their value counterparts and compared with small- and mid-cap stocks, which recently recorded strong fourth-quarter and 12-month gains. We are not concerned that interest rates are rising, because moderately rising rates are a sign that the economy is growing. If President-elect Trump’s agenda is pursued successfully, we believe that multinational companies could benefit from improving global growth. Our belief is that large-cap growth stocks have the potential to benefit from a rollback in corporate tax rates and an increase in infrastructure spending in 2017.

MML Blue Chip Growth Fund Largest Holdings (% of Net Assets) on 12/31/16

Amazon.com, Inc.	8.3%
Facebook, Inc. Class A	4.6%
Alphabet, Inc. Class C	4.4%
The Priceline Group, Inc.	4.2%
Microsoft Corp.	3.5%
Visa, Inc. Class A	2.8%
MasterCard, Inc. Class A	2.7%
Alphabet, Inc. Class A	2.5%
Danaher Corp.	2.4%
UnitedHealth Group, Inc.	2.2%

37.6%

MML Blue Chip Growth Fund Sector Table (% of Net Assets) on 12/31/16

Communications	30.5%
Consumer, Non-cyclical	21.3%
Consumer, Cyclical	14.0%
Financial	13.8%
Technology	11.4%
Industrial	8.0%
Utilities	0.3%
Basic Materials	0.1%
Mutual Funds	0.0%

Total Long-Term Investments	99.4%
Short-Term Investments and Other Assets and Liabilities	0.6%

Net Assets	100.0%

MML Blue Chip Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Blue Chip Growth Fund Initial Class, the Russell 1000 Growth Index, and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Five Year Average Annual 1/1/12 - 12/31/16	Ten Year Average Annual 1/1/07 - 12/31/16
Initial Class	0.91%	15.39%	8.32%
Russell 1000 Growth Index*	7.08%	14.50%	8.33%
S&P 500 Index	11.96%	14.66%	6.95%

Hypothetical Investments in MML Blue Chip Growth Fund Service Class, the Russell 1000 Growth Index, and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Five Year Average Annual 1/1/12 - 12/31/16	Since Inception Average Annual 8/15/08 - 12/31/16
Service Class	0.65%	15.09%	9.52%
Russell 1000 Growth Index*	7.08%	14.50%	9.74%
S&P 500 Index	11.96%	14.66%	9.13%
GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Equity Income Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Equity Income Fund, and who is the Fund’s subadviser?

The Fund seeks dividend income and long-term capital growth by investing primarily in the common stocks of established companies. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The Fund’s subadviser currently considers well-established companies to mean companies that it considers to be seasoned companies with relatively long operating histories. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended December 31, 2016?

The Fund’s Initial Class shares returned 18.68%, outperforming, by a wide margin, the 11.96% return of the S&P 500® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. In addition, the Fund outperformed the 17.34% return of the Russell 1000® Value Index, an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2016, sector weightings contributed to the Fund’s performance, relative to the benchmark, as did stock selection. Leading contributors to relative results were the information technology and consumer staples sectors. The telecommunication services, consumer discretionary, and financials sectors detracted from performance.

The information technology sector contributed to relative performance largely due to stock selection. Sector Fund holding, Applied Materials, the leading supplier of equipment services and software used to manufacture semiconductors, benefited from a surge in spending on the latest memory chip technology for mobile devices and displays, as well as from stronger demand in China. An underweight allocation and stock selection in the consumer staples sector also boosted the Fund’s relative results. Agricultural processor Archer-Daniels-Midland, one Fund holding within the sector, performed well, driven by a robust U.S. harvest, higher U.S. exports, and higher ethanol margins.

Stock selection in the telecommunication services sector detracted from relative performance for the year. United Kingdom-based Vodafone was one Fund holding within the sector that declined, driven by negative currency effects and concerns that the Brexit vote, which authorized the U.K.’s departure from the European Union, could lead to higher regulatory hurdles for a potentially synergistic deal with Liberty Global. Significant exposure to the consumer discretionary sector also hindered relative results, as did stock selection in the financials sector. In financials, Fund holding U.K.-based Royal Bank of Scotland suffered from additional provisions for litigation claims, persistently low U.K. interest rates, and higher macroeconomic uncertainty following the Brexit vote.

During the year, the Fund used a kind of derivative called a “right.” (Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both.) Rights give stockholders the ability to buy stock at a predetermined price (normally at a discount) in proportion to the number of shares already owned. Rights are issued only for a limited time, after which they expire. The Fund held rights at various points throughout the year. These derivatives had a negligible effect on the Fund’s performance.

Subadviser outlook

Despite facing several geopolitical events during the year, the market performed surprisingly well. Issues such as Russia’s activity in Syria, tensions in the Middle East, and provocative actions from North Korea introduced uncertainties that have the potential to escalate into crises. Additionally, electorates in many countries have exhibited levels of responsiveness to populist messages not seen in decades. In the U.S., the market repositioned itself for the expected policy initiatives of the incoming Trump

MML Equity Income Fund – Portfolio Manager Report (Unaudited) (Continued)

administration, but significant uncertainty remains as to whether actual policy will match expectations. The U.S. dollar remained strong, and in addition to a December rate hike, the U.S. Federal Reserve Board communicated expectations for additional rate increases, as increasing wage pressure and fiscal stimulus could result in higher inflation.

In this environment, we expect increased volatility and modest equity returns in the coming months, as future U.S. policy starts to materialize, allowing market participants to assess the longer-term impact to the global economy. Following recent strength, valuations appear more stretched to us, although they have fallen in traditionally defensive sectors in anticipation of rising U.S. interest rates. Given the environment, we are finding more opportunities to sell than buy; however, the cross-currents in the market continue to provide the Fund with select opportunities to purchase quality companies trading at relatively attractive valuations.

MML Equity Income Fund Largest Holdings (% of Net Assets) on 12/31/16

JP Morgan Chase & Co.	3.5%
Exxon Mobil Corp.	2.7%
Microsoft Corp.	2.1%
Morgan Stanley	2.1%
Pfizer, Inc.	2.0%
The Boeing Co.	2.0%
General Electric Co.	1.9%
Total SA	1.8%
Wells Fargo & Co.	1.7%
Johnson & Johnson	1.7%

21.5%

MML Equity Income Fund Sector Table (% of Net Assets) on 12/31/16

Financial	26.7%
Consumer, Non-cyclical	13.5%
Industrial	12.7%
Energy	11.0%
Utilities	7.8%
Communications	7.7%
Technology	7.6%
Consumer, Cyclical	6.0%
Basic Materials	4.9%
Mutual Funds	0.0%

Total Long-Term Investments	97.9%
Short-Term Investments and Other Assets and Liabilities	2.1%

Net Assets	100.0%

MML Equity Income Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Equity Income Fund Initial Class, the S&P 500 Index, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Five Year Average Annual 1/1/12 - 12/31/16	Ten Year Average Annual 1/1/07 - 12/31/16
Initial Class	18.68%	12.62%	5.53%
S&P 500 Index*	11.96%	14.66%	6.95%
Russell 1000 Value Index	17.34%	14.80%	5.72%

Hypothetical Investments in MML Equity Income Fund Service Class, the S&P 500 Index, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Five Year Average Annual 1/1/12 - 12/31/16	Since Inception Average Annual 8/15/08 - 12/31/16
Service Class	18.46%	12.34%	7.45%
S&P 500 Index*	11.96%	14.66%	9.13%
Russell 1000 Value Index	17.34%	14.80%	8.60%

GROWTH OF $10,000 FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index and the Russell 1000 Value Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Equity Index Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Equity Index Fund, and who is the Fund’s subadviser?

The Fund’s investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500® Index* (the “Index”). Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies included within the Index. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

How did the Fund perform during the 12 months ended December 31, 2016?

The Fund’s Class I shares returned 11.48%, slightly underperforming the 11.96% return of the Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s underperformance versus the Index is mainly attributable to the impact of fees and expenses necessary for the management and operation of the Fund. The Index is not subject to fees or expenses, and it is not possible to invest directly in the Index.

For the year ended December 31, 2016, energy and telecommunication services were the strongest-performing sectors within the Index, whereas the health care and real estate sectors returned the worst performances.

The first two weeks of 2016 began with U.S. markets spiraling downward over 8%, as problems with the Chinese economy preoccupied investors and crashing oil prices weighed on investor sentiment. Markets rebounded as global central banks expanded monetary operations yet again in response to signs of slow growth.

The June 23 “Brexit” referendum in Britain brought a surprise victory for the “leave” campaign. Brexit – an abbreviation for “British exit” – was the referendum that authorized the U.K.’s withdrawal from the European Union. The vote resulted in significantly increased volatility across asset classes and caused an immediate drop in global equity markets. U.S. equities rallied in subsequent days, wiping away losses. While many investors had expected two interest rate hikes over the course of the year, weak economic data helped push the U.S. Federal Reserve (the Fed) into delaying a rate increase until December. Federal Open Market Committee projections issued at that time implied the potential for three hikes in 2017.

In November, OPEC approved its first production cut in eight years, pushing oil prices above the $50/barrel mark. U.S. equities finished the year strong after heightened volatility in the run-up to the November presidential election. The majority of the rally was driven by the promise of Republican pro-growth initiatives – including tax reform and regulatory rollbacks – in addition to potential increases in infrastructure spending proposed by the Trump administration.

Jobless claims reached multi-year lows as the year concluded, with a 4.7% national unemployment rate. The yield curve shifted higher and steeper during the fourth quarter as the 10-year Treasury rose above 2.4%. (The yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates.) Although inflation remained stubbornly low throughout 2016, investors pushed interest rates upward in anticipation of higher growth and inflation in 2017. These expectations resulted in post-election U.S. dollar strength against foreign currencies.

*	The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by MML Advisers. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MML Advisers. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

MML Equity Index Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Although it is impossible to predict the direction that the equity markets will take as we move into 2017 – after its positive performance, overall, in the past year – numerous forces will influence the direction that the market takes moving forward. These include the legislative and policy changes implemented by the Trump administration and the Republican House and Senate, Fed policy, unemployment, and developments on the world stage – such as the continuing impact of the strong dollar, the direction of oil prices, and any additional fallout from the Brexit vote. We believe, however, that the Fund continues to be well positioned to pursue returns that are consistent with those of the Index.

MML Equity Index Fund Largest Holdings (% of Net Assets) on 12/31/16

Apple, Inc.	3.1%
Microsoft Corp.	2.4%
Exxon Mobil Corp.	1.9%
Johnson & Johnson	1.6%
Berkshire Hathaway, Inc. Class B	1.5%
JP Morgan Chase & Co.	1.5%
Amazon.com, Inc.	1.5%
General Electric Co.	1.4%
Facebook, Inc. Class A	1.3%
AT&T, Inc.	1.3%

17.5%

MML Equity Index Fund Sector Table (% of Net Assets) on 12/31/16

Consumer, Non-cyclical	22.0%
Financial	17.2%
Communications	13.1%
Technology	12.6%
Industrial	9.8%
Consumer, Cyclical	8.8%
Energy	7.3%
Utilities	3.1%
Basic Materials	2.5%
Diversified	0.0%

Total Long-Term Investments	96.4%
Short-Term Investments and Other Assets and Liabilities	3.6%

Net Assets	100.0%

MML Equity Index Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Equity Index Fund Class I, Class II, Class III, and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Five Year Average Annual 1/1/12 - 12/31/16	Ten Year Average Annual 1/1/07 - 12/31/16
Class I	11.48%	14.17%	6.52%
Class II	11.62%	14.35%	6.68%
Class III	11.69%	14.50%	6.83%
S&P 500 Index	11.96%	14.66%	6.95%

Hypothetical Investments in MML Equity Index Fund Service Class I and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Five Year Average Annual 1/1/12 - 12/31/16	Since Inception Average Annual 8/15/08 - 12/31/16
Service Class I	11.19%	13.88%	8.41%
S&P 500 Index	11.96%	14.66%	9.13%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Focused Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Focused Equity Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities of U.S. companies that the Fund’s subadviser believes are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund’s subadviser is Harris Associates L.P. (Harris).

How did the Fund perform during the 12 months ended December 31, 2016?

The Fund’s Class II shares returned 17.96%, outperforming, by a wide margin, the 12.05% return of the Russell 1000® Index (the “benchmark”), a widely recognized, unmanaged index representing the performance of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2016, Fund holdings in the industrials sector produced the largest return for the Fund. There, top Fund holdings included Cummins and Caterpillar, both industrial construction machinery manufacturers. The industrials sector also delivered the best results relative to the benchmark.

The best-performing individual Fund holding was industrials sector holding Cummins, whose quarterly results benefited from ongoing restructuring and cost-reduction initiatives, and earnings per share beat market forecasts for the first and second quarters of 2016. Management repurchased 7 million shares through its third quarter and authorized another $1 billion share repurchase plan to be enacted upon the completion of the first plan. The next-best results came from financial company Goldman Sachs and industrials firm Caterpillar, which both added substantially to the Fund’s performance for the year.

Turning to the downside, the real estate sector supplied the largest negative collective absolute return, owing to the Fund’s single holding within that market segment, real estate management and development company CBRE Group. Energy was the only other sector that declined for the period, as the Fund’s lone underlying energy holding, oil and gas exploration/production firm Anadarko (eliminated in the second quarter), lost value during the holding period.

On a stock-specific basis, real estate holding CBRE Group also diminished the Fund’s full-year performance the most, as its share price declined exclusively in the first half of the year due to various market factors and investors’ anxiety about the business impact from Brexit. (“Brexit” – an abbreviation for “British exit” – was the United Kingdom’s surprising June 2016 referendum to leave the European Union.) CBRE’s second-quarter earnings results reflected weak property sales. This was particularly the case in the U.K., where Brexit caused market-wide property sales to fall 40%, negatively affecting CBRE’s earnings guidance. Fund holdings technology company Intel and energy capital goods firm NOW were the next-greatest detractors from the Fund’s overall return in 2016.

Subadviser outlook

The results of November’s U.S. presidential election prompted upward market movements in the fourth quarter, capping a year in which markets finished stronger than they started. As value investors, we feel that our key task is to see through the haze generated by market pundits who are overly influenced by geopolitical events such as referendums and elections. Instead, we focus on the fundamental drivers of long-term cash flows. We seek to make investment decisions based on a company’s ability to generate and sustain a growing cash flow stream. While the market chased stable stocks in the face of uncertainty, our belief is that the attractive valuations in financials and cyclically exposed areas of the market provide more safety.

MML Focused Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Focused Equity Fund Largest Holdings (% of Net Assets) on 12/31/16

Wells Fargo & Co.	7.2%
General Motors Co.	6.7%
Alphabet, Inc. Class C	6.0%
JP Morgan Chase & Co.	5.9%
Charter Communications, Inc. Class A	5.7%
American International Group, Inc.	5.6%
HCA Holdings, Inc.	5.3%
CarMax, Inc.	5.0%
Baxter International, Inc.	4.8%
BlackRock, Inc.	4.6%

56.8%

MML Focused Equity Fund Sector Table (% of Net Assets) on 12/31/16

Financial	34.5%
Communications	24.5%
Consumer, Cyclical	15.9%
Consumer, Non-cyclical	14.0%
Industrial	8.9%

Total Long-Term Investments	97.8%
Short-Term Investments and Other Assets and Liabilities	2.2%

Net Assets	100.0%

MML Focused Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Focused Equity Fund Class II and the Russell 1000 Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Five Year Average Annual 1/1/12 - 12/31/16	Since Inception Average Annual 12/8/11 - 12/31/16
Class II	17.96%	14.96%	14.85%
Russell 1000 Index	12.05%	14.69%	14.42%

Hypothetical Investments in MML Focused Equity Fund Service Class I and the Russell 1000 Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Since Inception Average Annual 5/1/12 - 12/31/16
Service Class I	17.74%	12.39%
Russell 1000 Index	12.05%	12.97%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Foreign Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Foreign Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investments of issuers located outside of the U.S., including those in emerging markets. Under normal market conditions, the Fund invests predominantly in equity securities, consisting primarily to predominantly of common stocks, and, while there are no set percentage targets, the Fund invests predominantly in large- to medium-capitalization companies with market capitalization values greater than $2 billion and may invest a portion in smaller companies. The Fund’s subadviser is Templeton Investment Counsel, LLC (Templeton).

How did the Fund perform during the 12 months ended December 31, 2016?

The Fund’s Initial Class shares returned 1.44%, outperforming the 1.00% return of the MSCI EAFE Index (the “benchmark”), a widely recognized, unmanaged index representative of equity securities in developed markets around the world, excluding the U.S. and Canada.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2016, the Fund’s stock selection in Europe, particularly in France and Germany, benefited its performance, relative to the benchmark. Security selection in Asia was also a performance driver. Within that region, off-benchmark exposure to South Korea contributed significantly to relative returns.

From a sector perspective, stock selection in the information technology sector benefited the Fund’s relative performance. Within the sector, South Korea-based consumer electronics manufacturer Samsung Electronics, a Fund holding that is not a benchmark constituent, was a significant contributor. Security selection in the consumer staples sector also boosted the Fund’s relative performance; specifically, Fund holding Tesco, a U.K.-based grocery retailer, fueled returns. An overweight allocation, relative to the benchmark, in the materials sector also boosted the Fund’s relative performance, and within the sector, a Fund holding that contributed significantly was specialty materials and chemicals manufacturer LANXESS (Germany). Other Fund holdings that helped to drive full-year returns included Subsea 7 (U.K.), an out-of-benchmark offshore energy services provider; and independent oil and gas company Royal Dutch Shell (the Netherlands) – both in the energy sector.

In contrast, the Fund’s sole holding in Israel detracted significantly from relative performance for the year. In Europe, positioning in Sweden, Switzerland, and Italy hampered returns, while off-benchmark exposure to China weighed on results in Asia.

Stock selection and an overweight position in the financials sector detracted from the Fund’s relative performance, as did an overweight stake and security selection in the health care sector. Stock selection in the industrials sector also weighed on relative results. Within financials, Switzerland-based financial services firm Credit Suisse Group and Italy-based commercial bank UniCredit were two Fund holdings that were leading detractors. In the health care sector, one Fund holding that significantly hindered results was generic drug manufacturer Teva Pharmaceutical Industries (Israel). Other Fund holdings that detracted notably included U.K. retailer Marks & Spencer Group in the consumer discretionary sector, U.K. telecommunications firm Vodafone Group in the telecommunication services sector, and Sweden-based health care products and services provider Getinge in the health care sector.

During the period, the U.S. dollar appreciated against most foreign currencies, which also hurt the Fund’s performance because investments in securities with non-U.S. currency exposure lost value as the dollar rose.

Subadviser outlook

A critical lesson we have learned through decades of investing in global equity markets is that returns seem to accrue to value intermittently. Our style of investing has historically produced positive performance over a long-term investment horizon. However, it has rarely been a steady appreciation. While we believe that near-term consolidation is possible should the value rally

MML Foreign Fund – Portfolio Manager Report (Unaudited) (Continued)

get ahead of itself, we believe the fundamental underpinnings for value’s recovery remain intact, and expect the next leg to be driven by improving earnings. Rate cycles are long and difficult to call, though our view is that signs of a turning point may be emerging. We believe that being properly positioned for these turns is essential to capturing the long-term benefits of the value investment discipline. We expect further financial repression and low real rates (though nominal rates may rise) as indebted governments continue deficit spending. We believe that 2017 looks like a challenging environment for investors in bonds and equity-market bond proxies. Real assets like equities are better positioned, in our view, although investors must be discriminating. While this environment has been, and may remain, painful for some time, we believe the eventual normalization of these extremes represents the most compelling opportunity in equity markets today, and we have positioned the Fund accordingly.

MML Foreign Fund Largest Holdings (% of Net Assets) on 12/31/16

Samsung Electronics Co., Ltd.	3.0%
BP PLC	2.9%
Royal Dutch Shell PLC Class B	2.8%
BNP Paribas	2.0%
Roche Holding AG	2.0%
HSBC Holdings PLC	1.7%
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	1.7%
Sanofi	1.7%
Eni SpA	1.7%
Bayer AG	1.6%

21.1%

MML Foreign Fund Sector Table (% of Net Assets) on 12/31/16

Financial	22.6%
Consumer, Non-cyclical	17.1%
Energy	13.7%
Industrial	12.8%
Communications	11.4%
Consumer, Cyclical	7.6%
Technology	6.3%
Basic Materials	5.8%
Mutual Funds	0.6%

Total Long-Term Investments	97.9%
Short-Term Investments and Other Assets and Liabilities	2.1%

Net Assets	100.0%

MML Foreign Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Foreign Fund Initial Class and the MSCI EAFE Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Five Year Average Annual 1/1/12 - 12/31/16	Ten Year Average Annual 1/1/07 - 12/31/16
Initial Class	1.44%	5.40%	0.59%
MSCI EAFE Index	1.00%	6.53%	0.75%

Hypothetical Investments in MML Foreign Fund Service Class and the MSCI EAFE Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Five Year Average Annual 1/1/12 - 12/31/16	Since Inception Average Annual 8/15/08 - 12/31/16
Service Class	1.18%	5.13%	1.20%
MSCI EAFE Index	1.00%	6.53%	1.95%

GROWTH OF $10,000 FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Fundamental Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Fundamental Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term growth of capital by investing primarily in domestic equity securities that the Fund’s subadviser believes offer the potential for long-term growth. The Fund’s subadviser is Wellington Management Company LLP (Wellington Management).

How did the Fund perform during the 12 months ended December 31, 2016?

The Fund’s Class II shares returned 3.73%, underperforming the 7.08% return of the Russell 1000® Growth Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and higher forecasted growth rates than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Security selection within the information technology sector was the greatest driver of the Fund’s underperformance versus its benchmark during the year ended December 31, 2016. Stock selection within the industrials and consumer staples sectors also detracted from relative performance, as did the Fund’s underweight exposure, relative to the benchmark, to the industrials sector. Positive stock selection within the energy and materials sectors helped to partially offset these negative results. The Fund also benefited from its overweight exposure to the information technology sector.

On a stock-specific basis, top detractors from relative performance included Fund holdings First Solar (information technology) and Microsoft (information technology). First Solar is a solar energy solutions company. Though the company was profitable and revenues nearly doubled during the first quarter of 2016, management announced revenues that were below consensus expectations. In addition, the announcement of a leadership transition and ongoing concerns about the impact of the expiration of solar Investment Tax Credit incentives weighed on the stock. The Fund sold its stake in First Solar on these concerns. An underweight position in Microsoft, a developer of software products and services, early in the period weighed on the Fund’s results relative to the benchmark. Not owning benchmark constituents UnitedHealth Group (a managed health care company) and NVIDIA (a company that designs graphics processing units for the gaming market), which both performed well during the period, also hampered the Fund’s relative performance.

Top contributors to benchmark-relative returns included Fund holdings Linear Technology (information technology) and Baker Hughes (energy). Linear Technology designs, manufactures, and markets integrated circuits. Shares rose when semiconductor company Analog Devices announced an offer to acquire the company during the third quarter of 2016. Baker Hughes, an oilfield services company, performed well during the second quarter, following news that the company would merge with General Electric to form a $30 billion oil and gas group.

Subadviser outlook

We anticipate volatility from the fallout of a change in interest rate policy over the coming year. This has been an unprecedented period of time, and we believe there will be challenges for the U.S. Federal Reserve in managing its $4 trillion balance sheet to a level that is more in line with historical levels. We see uncertainty in how this will transpire, but we expect it could be disruptive to global financial markets – potentially affecting asset prices, inflation, and profitability. We also believe these management challenges could impact areas that we and the market cannot foresee.

On a more positive note, we have had many encouraging meetings recently with CEOs who are optimistic about the prospects for their businesses. Based on the information gathered during these meetings, our view is that the potential for deregulation, lower taxes, and a more company-friendly environment has a greater likelihood going forward. The Fund is well positioned for this change.

MML Fundamental Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

At year end, the Fund held its largest overweight allocations to information technology, with energy being the Fund’s second-largest overweight position. The Fund’s greatest underweight stakes were in the consumer discretionary and consumer staples sectors.

MML Fundamental Growth Fund Largest Holdings (% of Net Assets) on 12/31/16

Apple, Inc.	6.3%
Microsoft Corp.	5.4%
Alphabet, Inc. Class C	5.4%
Facebook, Inc. Class A	3.1%
Amazon.com, Inc.	2.4%
PepsiCo, Inc.	2.3%
Oracle Corp.	2.3%
Comcast Corp. Class A	2.2%
Visa, Inc. Class A	2.0%
Amgen, Inc.	2.0%

33.4%

MML Fundamental Growth Fund Sector Table (% of Net Assets) on 12/31/16

Technology	24.8%
Consumer, Non-cyclical	24.6%
Communications	22.4%
Financial	7.8%
Industrial	7.6%
Energy	5.3%
Consumer, Cyclical	5.0%
Basic Materials	2.4%

Total Long-Term Investments	99.9%
Short-Term Investments and Other Assets and Liabilities	0.1%

Net Assets	100.0%

MML Fundamental Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Fundamental Growth Fund Class II and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Five Year Average Annual 1/1/12 - 12/31/16	Since Inception Average Annual 12/8/11 - 12/31/16
Class II	3.73%	12.87%	12.58%
Russell 1000 Growth Index	7.08%	14.50%	14.09%

Hypothetical Investments in MML Fundamental Growth Fund Service Class I and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Since Inception Average Annual 5/1/12 - 12/31/16
Service Class I	3.54%	10.09%
Russell 1000 Growth Index	7.08%	12.29%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Fundamental Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Fundamental Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return by investing primarily in equity securities of issuers that the Fund’s subadviser believes are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities, with a focus on companies with large market capitalizations (which the subadviser believes are generally above $2 billion). The Fund’s subadviser is Wellington Management Company LLP (Wellington Management).

How did the Fund perform during the 12 months ended December 31, 2016?

The Fund’s Class II shares returned 13.25%, underperforming the 17.34% return of the Russell 1000® Value Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Security selection within the financials, industrials, health care, and information technology sectors detracted from the Fund’s relative performance for the year ended December 31, 2016. The Fund’s overweight allocation, relative to the benchmark, to the consumer discretionary sector, which lagged the broader index, also weighed on returns. Negative relative results were partially offset by stronger security selection within the energy sector as well as an underweight exposure to the real estate and financials sectors.

Turning to Fund holdings, top detractors from benchmark-relative performance included Norwegian Cruise Line (in the consumer discretionary sector), Bristol-Myers Squibb (health care), and Invesco (financials). Norwegian Cruise Line, a cruise ship operator, was primarily impacted by investor concerns over demand in Europe and China. However, Fund management believes that the prospects for revenue growth in the cruise industry are good, driven by a favorable supply/demand balance. Bristol-Myers Squibb is a global biopharmaceutical company whose trial for immuno-oncology drug Opdivo failed during the third quarter, driving the stock lower. Fund management maintains a favorable view on the long-term potential of immuno-oncology and the company’s strong position in the space. Invesco’s stock price was negatively impacted during the second quarter of the year, driven largely by their exposure to non-U.S. markets and foreign currencies. Brexit, in particular, weighed on the stock, as about 20% of the company’s earnings per share come from the U.K. business. (“Brexit” – an abbreviation for “British exit” – was the United Kingdom’s surprising June 23, 2016 referendum to leave the European Union.)

Top contributors to benchmark-relative results included Fund holdings Halliburton (energy) and JPMorgan Chase (financials). Shares of Halliburton, an oil field services company, rose with energy prices which, along with recent capital allocation actions, improved the balance sheets and long-term prospects for the company. JPMorgan Chase is a multinational banking and financial services company. Shares of financial stocks broadly, and JPMorgan specifically, benefited from the anticipation that the Trump administration will roll back some post-financial crisis regulations.

Subadviser outlook

We believe that there is the potential for solid growth in the U.S. economy in 2017, supported by continued growth in consumer spending and an increase in investment levels. Inventories, which have hampered growth over the last five quarters, appear to be in better balance heading into 2017, and in our view, should no longer pose a meaningful drag on the economy. We believe that decreased regulation, lower tax rates, and the potential for increased infrastructure spending could also support the economy in the coming year. On the negative side, in our opinion, the strong U.S. dollar and uncertainty surrounding foreign policy and global trade have the potential to weigh on growth in 2017.

At the end of the year, the Fund’s largest overweight allocations were in the consumer discretionary and information technology sectors, and its largest underweight stake was in real estate.

MML Fundamental Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Fundamental Value Fund Largest Holdings (% of Net Assets) on 12/31/16

JP Morgan Chase & Co.	4.9%
Wells Fargo & Co.	3.9%
Cisco Systems, Inc.	2.9%
Citigroup, Inc.	2.7%
The PNC Financial Services Group, Inc.	2.7%
Chevron Corp.	2.6%
Merck & Co., Inc.	2.6%
Intel Corp.	2.2%
General Electric Co.	2.0%
Chubb Ltd.	1.7%

28.2%

MML Fundamental Value Fund Sector Table (% of Net Assets) on 12/31/16

Financial	28.3%
Consumer, Non-cyclical	15.9%
Energy	12.3%
Industrial	11.3%
Communications	10.8%
Technology	8.7%
Consumer, Cyclical	6.3%
Utilities	3.4%
Basic Materials	2.7%

Total Long-Term Investments	99.7%
Short-Term Investments and Other Assets and Liabilities	0.3%

Net Assets	100.0%

MML Fundamental Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Fundamental Value Fund Class II and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Five Year Average Annual 1/1/12 - 12/31/16	Since Inception Average Annual 8/10/10 - 12/31/16
Class II	13.25%	13.24%	11.82%
Russell 1000 Value Index	17.34%	14.80%	13.37%

Hypothetical Investments in MML Fundamental Value Fund Service Class I and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Since Inception Average Annual 5/1/12 - 12/31/16
Service Class I	13.05%	11.28%
Russell 1000 Value Index	17.34%	13.58%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Global Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Global Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in the equity securities of U.S. and foreign companies, including companies in developed and emerging markets. The Fund may invest a large percentage of its assets in issuers in a single country, a small number of countries, or a particular geographic region. The Fund’s subadviser is Massachusetts Financial Services Company (MFS).

How did the Fund perform during the 12 months ended December 31, 2016?

The Fund’s Class I shares returned 7.55%, modestly outperforming the 7.51% return of the MSCI World Index (the “benchmark”), an unmanaged index of issuers listed on the stock exchanges of 22 foreign countries and the U.S.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Strong security selection in the health care, retail, and transportation sectors benefited the Fund’s relative performance for the year ended December 31, 2016. Within the health care sector, the Fund’s overweight positions, relative to the benchmark in two Fund holdings – cardiovascular medical device maker St. Jude Medical and medical equipment manufacturer Stryker – lifted relative returns. Within the retail sector, the Fund’s overweight stake in luxury goods company LVMH (France) aided relative results. Lastly, within the transportation sector, the Fund’s overweight allocation to strong-performing railroad company Canadian National Railway (Canada) and delivery service company United Parcel Service buoyed relative performance, as both Fund holdings outpaced the benchmark over the reporting period. Fund holdings in other sectors that supported relative full-year returns included media firm Time Warner, financial services firm Goldman Sachs, custody bank State Street, semiconductor manufacturer Microchip Technology, and South Korean microchip and electronics manufacturer Samsung Electronics, which is not a benchmark constituent. The Fund was overweight in all of these holdings.

Detracting from the Fund’s 2016 relative performance were stock selection and an overweight position in the consumer staples sector. Within this sector, overweight positions in beauty product manufacturer Coty and household products manufacturer Reckitt Benckiser Group (United Kingdom) held back relative results, as both Fund holdings lagged the benchmark during the reporting period. In addition, an underweight position in the strong-performing energy sector and security selection in the basic materials sector also weighed on the Fund’s relative returns. Elsewhere, holding back relative performance were overweight positions in several underperforming Fund holdings, including health care products maker Bayer (Germany), satellite television broadcaster Sky (United Kingdom), investment management and banking firm UBS (Switzerland), medical device maker Medtronic, pharmaceutical and diagnostic company Roche Holding (Switzerland), life sciences supply company Thermo Fisher Scientific, and hotel and restaurant operator Whitbread (United Kingdom). Not holding shares of strong-performing global financial services firm JPMorgan Chase also hampered the Fund’s full-year relative performance. During the reporting period, the Fund’s relative currency exposure, resulting primarily from differences between the Fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, detracted from relative performance.

Subadviser outlook

Whether the outcome of the 2016 U.S. presidential election should be considered a positive or negative for investors remains to be seen. But what is clear, both in Europe and in the U.S., is that anti-globalization has become and could remain a potent force. Upcoming national elections in France and Germany, for example, could be impacted to varying degrees by the backlash against globalization. It’s important to keep all of this in perspective, however. One thing investors learned from “Brexit” (an abbreviation for “British exit”), the United Kingdom’s surprising June 2016 referendum to leave the European Union (EU), is that even unexpected outcomes don’t always lead to expected results. Although observers expected equity markets to react poorly to the vote to leave the EU, in the wake of the referendum and after a few days of volatility, U.K. stock markets performed quite well, so investors who reacted rashly to the negative headlines missed the rebound. Our view continues to be that by focusing on company fundamentals rather than headlines, investors can take advantage of investment opportunities that may become available as a result of volatility.

MML Global Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Global Fund Largest Holdings (% of Net Assets) on 12/31/16

Thermo Fisher Scientific, Inc.	2.7%
Bayer AG	2.6%
Nestle SA	2.6%
Honeywell International, Inc.	2.5%
Time Warner, Inc.	2.4%
Accenture PLC Class A	2.3%
The Walt Disney Co.	2.3%
Reckitt Benckiser Group PLC	2.1%
Visa, Inc. Class A	2.1%
Stryker Corp.	2.0%

23.6%

MML Global Fund Sector Table (% of Net Assets) on 12/31/16

Consumer, Non-cyclical	37.2%
Industrial	15.2%
Financial	11.5%
Communications	10.3%
Consumer, Cyclical	7.9%
Basic Materials	7.1%
Technology	7.0%
Diversified	1.8%
Energy	1.4%
Mutual Funds	1.3%

Total Long-Term Investments	100.7%
Short-Term Investments and Other Assets and Liabilities	(0.7)%

Net Assets	100.0%

MML Global Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Global Fund Class I, Class II, and the MSCI World Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Five Year Average Annual 1/1/12 - 12/31/16	Ten Year Average Annual 1/1/07 - 12/31/16
Class I	7.55%	11.82%	3.80%
Class II	7.54%	11.88%	3.94%
MSCI World Index	7.51%	10.41%	3.83%

Hypothetical Investments in MML Global Fund Service Class I and the MSCI World Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Five Year Average Annual 1/1/12 - 12/31/16	Since Inception Average Annual 8/15/08 - 12/31/16
Service Class I	7.34%	11.53%	6.00%
MSCI World Index	7.51%	10.41%	5.37%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI World Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Growth & Income Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Growth & Income Fund, and who is the Fund’s subadviser?

The Fund seeks capital appreciation and income by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities and equity-related securities, including convertible securities, preferred stocks, options, and warrants, of U.S. companies with market capitalizations at the time of purchase greater than $1 billion. The Fund’s subadviser is Massachusetts Financial Services Company (MFS).

How did the Fund perform during the 12 months ended December 31, 2016?

The Fund’s Initial Class shares returned 8.77%, underperforming the 11.96% return of the S&P 500® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2016, stock selection in the health care sector detracted from the Fund’s performance relative to the benchmark. Most notably, specialty pharmaceutical company Valeant Pharmaceuticals International (Canada), which is not a benchmark constituent, was one Fund holding that detracted from relative performance. Similarly, the Fund’s overweight positions, relative to the benchmark, in drug maker Endo Pharmaceuticals (also not represented in the S&P 500 Index), eye care and skin care products company Allergan, health services and information technology company McKesson, life sciences supply company Thermo Fisher Scientific, and pharmaceutical company Eli Lilly dampened relative performance, as all five of these Fund holdings underperformed during the reporting period. We eliminated the Fund’s positions in Valeant Pharmaceuticals and Endo Pharmaceuticals before year end. Elsewhere, the Fund’s overweight positions in information technology company Cognizant Technology and global payments technology company Visa hurt relative results, as did not owning shares of integrated energy company Chevron.

The Fund’s cash and cash equivalents position during the period also detracted from relative performance, since the benchmark holds no cash position. While the Fund strives to be fully invested, it generally also holds a cash position to buy new holdings and to provide liquidity. In the period when markets rose sharply following the U.S. presidential election, holding this cash position further detracted from relative performance.

Contributing to the Fund’s relative performance for the year was its overweight position and stock selection in the financial services sector. With respect to specific Fund holdings, overweight positions in financial services firms Bank of America, JPMorgan Chase, Goldman Sachs, and Morgan Stanley all proved beneficial. In other sectors, the Fund’s overweight positions in media firm Time Warner, energy exploration and production company EOG Resources, global provider of banking and payment technologies Fidelity National Information Services, broadband communications and networking services provider Broadcom, and medical equipment manufacturer Stryker all aided relative performance. Not owning shares of biotechnology firm Gilead Sciences also bolstered the Fund’s relative full-year results.

Subadviser outlook

Whether the outcome of the 2016 U.S. presidential election should be considered a positive or negative for investors remains to be seen. But what is clear, both in Europe and in the U.S., is that anti-globalization has become and could remain a potent force. Upcoming national elections in France and Germany, for example, could be impacted to varying degrees by the backlash against globalization. It’s important to keep all of this in perspective, however. One thing investors learned from “Brexit” (an abbreviation for “British exit”), the United Kingdom’s surprising June 2016 referendum to leave the European Union (EU), is that even unexpected outcomes don’t always lead to expected results. Although observers expected equity markets to react poorly to the vote to leave the EU, in the wake of the referendum and after a few days of volatility, U.K. stock markets performed quite well, so investors who reacted rashly to the negative headlines missed the rebound. Our view continues to be that by focusing on company fundamentals rather than headlines, investors can take advantage of investment opportunities that may become available as a result of volatility.

MML Growth & Income Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Growth & Income Fund Largest Holdings (% of Net Assets) on 12/31/16

JP Morgan Chase & Co.	4.3%
Bank of America Corp.	3.6%
Visa, Inc. Class A	2.9%
Alphabet, Inc. Class A	2.6%
The Goldman Sachs Group, Inc.	2.5%
Thermo Fisher Scientific, Inc.	2.4%
American Tower Corp.	2.4%
Schlumberger Ltd.	2.3%
Broadcom Ltd.	2.3%
Danaher Corp.	2.1%

27.4%

MML Growth & Income Fund Sector Table (% of Net Assets) on 12/31/16

Consumer, Non-cyclical	26.3%
Financial	23.3%
Technology	11.7%
Communications	10.7%
Industrial	9.4%
Consumer, Cyclical	7.4%
Energy	4.9%
Basic Materials	3.6%
Diversified	1.5%
Utilities	0.5%

Total Long-Term Investments	99.3%
Short-Term Investments and Other Assets and Liabilities	0.7%

Net Assets	100.0%

MML Growth & Income Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Growth & Income Fund Initial Class and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Five Year Average Annual 1/1/12 - 12/31/16	Ten Year Average Annual 1/1/07 - 12/31/16
Initial Class	8.77%	13.99%	4.85%
S&P 500 Index	11.96%	14.66%	6.95%

Hypothetical Investments in MML Growth & Income Fund Service Class and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Five Year Average Annual 1/1/12 - 12/31/16	Since Inception Average Annual 8/15/08 - 12/31/16
Service Class	8.50%	13.72%	7.26%
S&P 500 Index	11.96%	14.66%	9.13%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Income & Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Income & Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return and current income by investing primarily in equity securities of dividend paying companies that the Fund’s subadviser believes will both increase in value over the long term and provide current income. The Fund will focus on issuers that have good prospects for capital appreciation. The Fund’s subadviser is BlackRock Investment Management, LLC (BlackRock).

How did the Fund perform during the 12 months ended December 31, 2016?

The Fund’s Initial Class shares returned 16.40%, outperforming the 11.96% return of the S&P 500® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Fund underperformed the 17.34% return of the Russell 1000® Value Index, an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Entering 2016, Fund management positioned the Fund to benefit from the maturing U.S. business cycle and the slow-growth environment we anticipated could unfold over time. The Fund’s largest sector allocations were in the financials, health care, and industrials sectors.

The largest contributor to relative performance for the year ended December 31, 2016 was stock selection in the health care sector. Notably contributing to the Fund’s performance in that sector were overweight positions, relative to the benchmark, in Fund holdings UnitedHealth Group Inc., a health plan provider; and Quest Diagnostics Inc., a low-cost provider of lab services. UnitedHealth outperformed due to above-consensus growth in its Optum business and robust membership gains within its Medicare, Medicaid, and commercial segments. Shares of Quest Diagnostics advanced due to solid pricing growth amid the continued shift to more complex specialized testing. Within financials, the Fund’s large overweight position in banks also proved beneficial. Bank earnings in the second half of 2016 were generally positive and relative outperformance accelerated following the U.S. presidential election. Valuation multiples expanded during the period, reflecting investor expectations for an acceleration in U.S. nominal gross domestic product (GDP) growth and potentially rising interest rates. (GDP reflects the total value of goods and services produced in the United States.) Momentum in the banking industry also accelerated based on investor expectations for the incoming administration to enact pro-business policies, which could include a reduction in regulatory burdens. Lastly, an underweight position in real estate added to the Fund’s relative performance for the year.

The largest detractor from relative performance in 2016 was a combination of stock selection and allocation decisions in the industrials sector. Notably, underweight stakes in the machinery and airlines industries dampened relative returns. Stock selection in the consumer staples sector also hurt the Fund’s relative full-year performance. There, non-benchmark Fund holding Kroger Co., a grocery store operator, lagged after lowering 2016 projections and reporting lower-than-expected earnings, due in part to food deflation and increasing competition. Lastly, an underweight allocation to the energy sector and the metals & mining industry also detracted from the Fund’s relative returns for the year.

Subadviser outlook

One could characterize our investment outlook for 2017 as cautiously optimistic. Donald Trump’s U.S. presidential election victory has fueled investor expectations for large tax cuts, increased infrastructure spending, and reduced government regulation – and amplified U.S. growth expectations. To the extent that these assumptions can translate to stronger economic growth, our view is that stocks have the potential to reap further gains in this business cycle.

MML Income & Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Income & Growth Fund Largest Holdings (% of Net Assets) on 12/31/16

Bank of America Corp.	4.2%
JP Morgan Chase & Co.	3.8%
Pfizer, Inc.	3.4%
Wells Fargo & Co.	2.9%
Citigroup, Inc.	2.8%
General Electric Co.	2.6%
Microsoft Corp.	2.2%
Oracle Corp.	2.0%
Merck & Co., Inc.	2.0%
Occidental Petroleum Corp.	1.8%

27.7%

MML Income & Growth Fund Sector Table (% of Net Assets) on 12/31/16

Financial	27.7%
Consumer, Non-cyclical	21.5%
Energy	12.0%
Industrial	9.1%
Technology	8.5%
Communications	5.7%
Utilities	4.8%
Basic Materials	3.4%
Consumer, Cyclical	3.1%

Total Long-Term Investments	95.8%
Short-Term Investments and Other Assets and Liabilities	4.2%

Net Assets	100.0%

MML Income & Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Income & Growth Fund Initial Class, the S&P 500 Index, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Five Year Average Annual 1/1/12 - 12/31/16	Ten Year Average Annual 1/1/07 - 12/31/16
Initial Class	16.40%	12.12%	4.80%
S&P 500 Index*	11.96%	14.66%	6.95%
Russell 1000 Value Index	17.34%	14.80%	5.72%

Hypothetical Investments in MML Income & Growth Fund Service Class, the S&P 500 Index, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Five Year Average Annual 1/1/12 - 12/31/16	Since Inception Average Annual 8/15/08 - 12/31/16
Service Class	16.10%	11.84%	7.10%
S&P 500 Index*	11.96%	14.66%	9.13%
Russell 1000 Value Index	17.34%	14.80%	8.60%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index and the Russell 1000 Value Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML International Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML International Equity Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of non-U.S. companies located in non-U.S. markets throughout the world, including emerging markets. The Fund may invest a substantial portion of its assets in just one region or country and may, but does not currently intend to, invest in U.S. companies. Ordinarily, the Fund’s portfolio typically holds thirty to sixty stocks and the Fund invests in the securities of at least five countries outside the U.S. The Fund’s subadviser is Harris Associates L.P. (Harris).

How did the Fund perform during the 12 months ended December 31, 2016?

The Fund’s Class II shares returned 8.27%, outperforming, by a wide margin, the 2.75% return of the MSCI World Index ex USA (the “benchmark”), an unmanaged index representative of stocks domiciled in 22 global developed markets, excluding the United States.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2016, with respect to both country and sector performance relative to the benchmark, stock selection contributed to the Fund’s results; sector weightings were also beneficial. Country weightings detracted for the reporting period.

From a geographic perspective, Fund holdings in Switzerland, the United Kingdom, and France contributed most to relative performance for the year. Half of the 30 underlying holdings in these countries produced positive absolute returns. Supplying the largest positive returns were three Fund holdings: Switzerland’s materials (metals & mining) company Glencore, U.K.-based financial firm Royal Bank of Scotland, and France’s luxury goods company Kering.

From a sector perspective, the best relative performance came from Fund holdings in the materials sector. Materials also produced the largest positive collective absolute return, mainly driven by underlying metals & mining company Glencore. The industrials sector was the next-greatest positive relative performer – and also generated the next-highest absolute return.

A lack of exposure to Canada detracted most from the Fund’s relative performance. Germany was the next-weakest relative performer, as all four of the Fund’s holdings there lost value. Mexico supplied the third-worst relative results, owing to the Fund’s single underlying holding, media and broadcasting company Grupo Televisa, which declined sharply.

From a sector perspective, Fund holdings in the financials sector produced the worst relative results, as nine of 14 holdings within that market segment declined for the period. A lack of exposure to energy and consumer discretionary holdings made these sectors the next-weakest relative performers.

With respect to currency exposures, the Fund held hedges on the Australian dollar and Swiss franc. (Currency hedges are financial contracts that are put in place to help protect against changes in currency exchange rates.) During the year, approximately 10% of the underlying Australian dollar and 23% of the underlying franc were hedged. We believe these currencies appreciated above the range of their intrinsic values, as measured by purchasing power parity and other economic fundamentals. Overall, currency hedges contributed to the Fund’s cumulative performance for the year.

Subadviser outlook

Major global market movements in the fourth quarter were largely influenced by the result of November’s U.S. presidential election, capping a year in which markets finished stronger than they started. As value investors, we feel that our key task is to see through the haze generated by market pundits who are overly influenced by geopolitical events such as referendums and elections. Instead, we focus on the fundamental drivers of long-term cash flows. We seek to make investment decisions based on a company’s ability to generate and sustain a growing cash flow stream. While the market chased stable stocks in the face of uncertainty, we felt the attractive valuations in financials and cyclically exposed areas of the market provided more safety.

MML International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MML International Equity Fund Largest Holdings (% of Net Assets) on 12/31/16

Glencore PLC	4.2%
Lloyds Banking Group PLC	3.9%
BNP Paribas	3.6%
Intesa Sanpaolo SpA	3.5%
Daimler AG	3.5%
Allianz SE	3.5%
Credit Suisse Group	3.5%
CNH Industrial NV	3.4%
Honda Motor Co. Ltd.	2.5%
Toyota Motor Corp.	2.2%

33.8%

MML International Equity Fund Sector Table (% of Net Assets) on 12/31/16

Financial	30.7%
Consumer, Cyclical	23.7%
Industrial	16.2%
Consumer, Non-cyclical	12.0%
Basic Materials	6.7%
Communications	3.9%
Technology	2.7%
Diversified	1.7%
Mutual Funds	0.1%

Total Long-Term Investments	97.7%
Short-Term Investments and Other Assets and Liabilities	2.3%

Net Assets	100.0%

MML International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML International Equity Fund Class II and the MSCI World Index ex USA.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Since Inception Average Annual 1/7/14 - 12/31/16
Class II	8.27%	-0.58%
MSCI World Index ex USA	2.75%	-1.20%

Hypothetical Investments in MML International Equity Fund Service Class I and the MSCI World Index ex USA.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Since Inception Average Annual 5/1/14 - 12/31/16
Service Class I	7.97%	-1.96%
MSCI World Index ex USA	2.75%	-2.62%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI World Index ex USA is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Large Cap Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Large Cap Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in large-capitalization companies that the Fund’s subadviser believes offer the potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the common stocks of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 1000® Growth Index. Effective December 7, 2016, Loomis, Sayles & Company, L.P. (Loomis Sayles) replaced Rainier Investment Management, LLC (Rainier) as subadviser to the Fund.

How did the Fund perform during the 12 months ended December 31, 2016?

The Fund’s Initial Class shares returned -0.38%, significantly underperforming the 7.08% return of the Russell 1000 Growth Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and higher forecasted growth rates than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the time Rainier served as subadviser (January 1, 2016 through December 6, 2016), the Fund underperformed the benchmark primarily due to the growth-oriented technology sector and weakness in health care. The weakest results, relative to the benchmark, came from the technology sector, where underperformance in two Fund holdings – Palo Alto Networks, a provider of enterprise network security; and customer relationship management software company Salesforce.com – weighed on results. An ill-timed exit from another Fund holding, technology giant Apple, also negatively impacted performance. Health care shares also detracted from performance, as several of the Fund’s holdings experienced headwinds from pricing concerns in the biotechnology and pharmaceutical industries.

Contributing to the Fund’s results for the reporting period was Fund holding Applied Materials, which supplies equipment, services, and software to enable the manufacturing of semiconductor chips for electronics, computer display screens, smartphones, televisions, and solar products. It was up 72% for the period. Energy stocks were the top contributor to the Fund’s relative performance: WTI crude oil prices bottomed at $26 per barrel in February of 2016 and rallied to $53 per barrel by year end. Improving economic growth and favorable OPEC commentary regarding production restraints drove the increase. In this environment, several Fund holdings benefited – including Cimarex Energy, Continental Resources, and Concho Resources – all oil exploration and production companies. The Fund’s underweight position, relative to the benchmark, in the real estate sector was also advantageous to relative results. In the cyclical sectors of industrials and materials, the best performers were Delta Air Lines, which traded up on the prospect of positive passenger revenue growth in 2017; defense company Raytheon, which benefited from a strong defense spending landscape; and construction aggregate producer Vulcan Materials, a beneficiary of the Trump administration’s infrastructure spending plans.

For the time Loomis Sayles served as subadviser to the Fund (December 7, through December 31, 2016), stock selection in the information technology, health care, and consumer staples sectors detracted, whereas stock selection in the energy and financials sectors, as well as the Fund’s allocation to the consumer discretionary sector, contributed to relative returns.

Subadviser outlook

The Loomis Sayles investment process is characterized by bottom-up, fundamental research and a long-term investment time horizon. The nature of the process leads to lower portfolio turnover rates, and sector positioning is the result of stock selection. At year end, the Fund held an overweight allocation to the information technology, consumer staples, financials, and energy sectors – and underweight stakes in the consumer discretionary, industrials, and health care sectors. The Fund held no positions in the materials, real estate, telecommunications services, or utilities sectors as of December 31, 2016.

MML Large Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Large Cap Growth Fund Largest Holdings (% of Net Assets) on 12/31/16

Amazon.com, Inc.	7.0%
Facebook, Inc. Class A	6.2%
Cisco Systems, Inc.	5.1%
Visa, Inc. Class A	4.9%
Alibaba Group Holding Ltd. Sponsored ADR (Cayman Islands)	4.5%
QUALCOMM, Inc.	4.3%
Oracle Corp.	4.1%
Monster Beverage Corp.	3.8%
The Procter & Gamble Co.	3.3%
The Coca-Cola Co.	3.2%

46.4%

MML Large Cap Growth Fund Sector Table (% of Net Assets) on 12/31/16

Consumer, Non-cyclical	36.0%
Communications	30.5%
Technology	16.8%
Industrial	8.6%
Consumer, Cyclical	2.9%
Energy	2.6%
Financial	1.5%

Total Long-Term Investments	98.9%
Short-Term Investments and Other Assets and Liabilities	1.1%

Net Assets	100.0%

MML Large Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Large Cap Growth Fund Initial Class and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Five Year Average Annual 1/1/12 - 12/31/16	Ten Year Average Annual 1/1/07 - 12/31/16
Initial Class	-0.38%	12.14%	6.04%
Russell 1000 Growth Index	7.08%	14.50%	8.33%

Hypothetical Investments in MML Large Cap Growth Fund Service Class and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Five Year Average Annual 1/1/12 - 12/31/16	Since Inception Average Annual 8/15/08 - 12/31/16
Service Class	-0.52%	11.86%	7.14%
Russell 1000 Growth Index	7.08%	14.50%	9.74%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Managed Volatility Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Managed Volatility Fund and who is the Fund’s subadviser?

The Fund seeks to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments. Under normal circumstances, the Fund invests in a broadly diversified portfolio of common stocks, while also selling index call options and purchasing index put options. The Fund’s stock portfolio will have approximately 500 stocks, and seeks to duplicate the investment composition and return of the S&P 500® Index* by holding each stock included in the Index in approximately the same proportion as each stock’s relative weighting in the Index. The Fund’s subadviser is Gateway Investment Advisers, LLC (Gateway).

How did the Fund perform during the 12 months ended December 31, 2016?

The Fund’s Initial Class shares returned 3.69%, underperforming the 11.96% return of the S&P 500 Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Fund outperformed the 2.65% return of the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Bloomberg Barclays U.S. Treasury Bond Index, the Bloomberg Barclays U.S. Government-Related Bond Index, the Bloomberg Barclays U.S. Corporate Bond Index, and the Bloomberg Barclays U.S. Securitized Bond Index.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The strong equity performance of the Fund’s stock portfolio, which mirrors the S&P 500 Index, drove the Fund’s performance in 2016. As is typically the case in a strongly advancing equity market, the Fund’s return on its equity portfolio was moderated by two factors: its hedging strategy of selling S&P 500 Index call options against 95% or more of the value of its S&P 500 Index equity portfolio; and purchasing out-of-the money S&P 500 Index put options on the equity portfolio to mitigate a sudden severe market decline. (A call option is an agreement that gives the owner the ability – if desired – to buy a specified amount of an underlying security at a specified price within a specified period of time. A put option is an agreement that gives the owner the ability – if desired – to sell a specified amount of an underlying security at a specified price within a specified period of time.) It is the net premium-to-earnings from selling index call options, less the price of protective put options, that is a significant factor affecting the Fund’s performance.

More specifically, the Fund’s relatively modest annual return was attributable to the moderate stock market volatility environment throughout 2016, which limited the net index option premiums received during much of the reporting period. Market volatility, as measured by The Chicago Board Options Exchange Volatility Index (the “VIX”), averaged 15.83 for 2016. It hit a high of 28.14 in early February and a low of 11.27 in mid-December. Except for January and February, the VIX spent much of 2016 in a range between 12 and 16. The VIX briefly spiked over 20 in June, and again in early November. The 20 level is approximately the historical long-term average for the VIX. Unlike 2015, volatility quickly contracted in 2016 after each spike, as the market experienced only brief and shallow selloffs, outside of the January and February declines. The selling of index call options hampered Fund performance, and protective puts also detracted from performance for the year.

Subadviser outlook

As a hedged equity manager, Gateway is more focused on market volatility and its effects on portfolio risk, rather than the equity markets in isolation. Our view is that there are many fundamental factors that could affect the underlying environment for the equity market and cause spikes in volatility – including uncertainty surrounding the pace and timing of further interest rate hikes

*	The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by MML Advisers. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MML Advisers. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

MML Managed Volatility Fund – Portfolio Manager Report (Unaudited) (Continued)

by the Federal Reserve Board, uncertainty surrounding fiscal policy of the new Trump Administration, concerns over the European banking sector, and weakening economic and credit conditions in China. Geopolitical risks continue to fester, such as events surrounding Russia and the Middle East, as well as in Southeast Asia. Upcoming elections in France and Germany could also have an effect on volatility similar to what occurred in the wake of the Brexit vote. (“Brexit” – an abbreviation for “British exit” – was the United Kingdom’s surprising June 23, 2016 referendum to leave the European Union.)

While Gateway’s investment management team does not try to forecast these types of events, we remain vigilant to their possibility and will continue to manage the Fund’s index option positions in line with the objectives of the Fund – which is to maintain a risk profile that allows for potentially upside participation in the equity market, but with lower volatility.

MML Managed Volatility Fund Largest Holdings (% of Net Assets) on 12/31/16

Apple, Inc.	3.2%
Microsoft Corp.	2.5%
Exxon Mobil Corp.	1.9%
Johnson & Johnson	1.6%
JP Morgan Chase & Co.	1.6%
Berkshire Hathaway, Inc. Class B	1.6%
Amazon.com, Inc.	1.5%
General Electric Co.	1.4%
Facebook, Inc. Class A	1.4%
AT&T, Inc.	1.3%

18.0%

MML Managed Volatility Fund Sector Table (% of Net Assets) on 12/31/16

Consumer, Non-cyclical	22.5%
Financial	18.1%
Communications	13.4%
Technology	12.9%
Industrial	10.1%
Consumer, Cyclical	9.1%
Energy	7.4%
Utilities	3.1%
Basic Materials	2.5%
Diversified	0.0%

Total Long-Term Investments	99.1%
Short-Term Investments and Other Assets and Liabilities	0.9%

Net Assets	100.0%

MML Managed Volatility Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Managed Volatility Fund Initial Class, the S&P 500 Index, and the Bloomberg Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Five Year Average Annual 1/1/12 - 12/31/16	Ten Year Average Annual 1/1/07 - 12/31/16
Initial Class	3.69%	8.26%	2.87%
S&P 500 Index*	11.96%	14.66%	6.95%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	4.34%

Hypothetical Investments in MML Managed Volatility Fund Service Class, the S&P 500 Index, and the Bloomberg Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Five Year Average Annual 1/1/12 - 12/31/16	Since Inception Average Annual 8/15/08 - 12/31/16
Service Class	3.42%	7.99%	4.31%
S&P 500 Index*	11.96%	14.66%	9.13%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	4.22%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Mid Cap Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Mid Cap Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of mid-capitalization companies that the Fund’s subadviser believes offer the potential for above-average earnings growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the subadviser expects to grow at a faster rate than the average company. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended December 31, 2016?

The Fund’s Initial Class shares returned 6.29%, underperforming the 7.33% return of the Russell Midcap® Growth Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with higher price-to-book ratios and higher forecasted growth rates than securities in the value universe. The Fund’s 6.29% return underperformed, by a wide margin, the 20.74% return of the S&P MidCap 400® Index, a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2016, Fund holdings in the financials sector detracted the most from the Fund’s performance – including LPL Financial Holdings, Jones Lang LaSalle, and U.K.-based Willis Towers Watson. Shares of LPL Financial Holdings, the largest independent broker-dealer in the U.S., fell due to an ill-timed, debt-funded share buyback driven by activist investor pressure, as well as a dip in commissions from real estate investment trusts (REITs). The Fund subsequently sold its stake in LPL Financial Holdings. Real estate investment manager Jones Lang LaSalle missed two earnings estimates over the course of the year and faced investor skepticism of its shift toward the lower-margin annuity market as well as its potential exposure to Brexit. (“Brexit” – an abbreviation for “British exit” – was the United Kingdom’s surprising June 2016 referendum to leave the European Union.) Insurance broker and advisory company Willis Towers Watson also struggled, partly due to its exposure to Brexit.

Stock selection and a detrimental underweight, relative to the benchmark, made information technology another area of relative weakness for the Fund during the year. Fund holdings that were underperformers in that market segment included Red Hat and VeriSign. Open-source software leader Red Hat experienced a share price drop due to a sell-off of software names early in the period, a CFO transition, and lower-than-expected billings. VeriSign, which serves as monopoly operator of the dot-com and dot-net domain name registries and also offers security services, struggled in the wake of a prominent U.S. senator’s public call to review pricing terms before renewing VeriSign’s dot-com registry agreement.

Turning to the positive, in telecommunication services, the Fund’s holdings outperformed their benchmark peers – most notably wireless network operator T-Mobile U.S, whose shares rose amid speculation about potential merger and acquisition activity as well as the successful launch of a new unlimited data product. The Fund’s overweight position in industrials and business services also proved beneficial. Stock positioning within the materials sector helped as well, particularly the Fund’s exposure to Martin Marietta Materials, a leading supplier of construction aggregates and heavy building materials. This Fund holding benefited from a cyclical recovery in the aggregates (i.e., road building materials) industry due to increases in highway spending and residential construction.

Subadviser outlook

In the wake of Trump’s inauguration, we would not be surprised to see further market turbulence as the more controversial elements of his agenda work their way through the political process. Many of his stated policy goals could introduce considerable uncertainty into the prospects for some of our holdings. In that case, we hope to take advantage of any short-term volatility to build up positions in firms that we believe may offer superior long-term prospects.

MML Mid Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Mid Cap Growth Fund Largest Holdings (% of Net Assets) on 12/31/16

Textron, Inc.	2.2%
Fiserv, Inc.	2.2%
Willis Towers Watson PLC	1.9%
Teleflex, Inc.	1.8%
Microchip Technology, Inc.	1.7%
Hologic, Inc.	1.6%
AutoZone, Inc.	1.6%
Norwegian Cruise Line Holdings Ltd.	1.5%
IDEX Corp.	1.5%
Dollar General Corp.	1.5%

17.5%

MML Mid Cap Growth Fund Sector Table (% of Net Assets) on 12/31/16

Consumer, Non-cyclical	29.1%
Industrial	19.9%
Consumer, Cyclical	16.0%
Technology	11.7%
Financial	9.9%
Communications	4.6%
Basic Materials	3.5%
Mutual Funds	2.9%
Energy	1.7%

Total Long-Term Investments	99.3%
Short-Term Investments and Other Assets and Liabilities	0.7%

Net Assets	100.0%

MML Mid Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Mid Cap Growth Fund Initial Class, the Russell Midcap Growth Index, and the S&P MidCap 400 Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Five Year Average Annual 1/1/12 - 12/31/16	Ten Year Average Annual 1/1/07 - 12/31/16
Initial Class	6.29%	14.86%	9.90%
Russell Midcap Growth Index*	7.33%	13.51%	7.83%
S&P MidCap 400 Index	20.74%	15.33%	9.16%

Hypothetical Investments in MML Mid Cap Growth Fund Service Class, the Russell Midcap Growth Index, and the S&P MidCap 400 Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Five Year Average Annual 1/1/12 - 12/31/16	Since Inception Average Annual 8/15/08 - 12/31/16
Service Class	6.02%	14.58%	10.46%
Russell Midcap Growth Index*	7.33%	13.51%	9.17%
S&P MidCap 400 Index	20.74%	15.33%	10.46%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell Midcap Growth Index and the S&P MidCap 400 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Mid Cap Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Mid Cap Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth. Income is a secondary objective. The Fund invests primarily in equity securities of mid-capitalization companies that the Fund’s subadviser believes offer prospects for long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of medium-size companies. The Fund’s subadviser is American Century Investment Management, Inc. (American Century).

How did the Fund perform during the 12 months ended December 31, 2016?

The Fund’s Initial Class shares returned 23.23%, outperforming the 20.00% return of Russell Midcap® Value Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

During the year ended December 31, 2016, the Fund’s performance benefited, on an absolute basis, from an environment that included improving economic growth, pro-business implications from the outcome of the U.S. presidential election, a high level of merger and acquisition (M&A) activity, and a boost in oil prices driven by an OPEC production agreement. The Fund’s top performers, from a sector perspective, were its holdings in the materials, telecommunication services, and industrials sectors.

On a relative basis, stock selection and an overweight allocation, relative to the benchmark, in the financials sector also helped to drive the Fund’s performance, as stock selection in the insurance industry and an overweight allocation to banks proved particularly beneficial. The momentum in economic growth and the election of Donald Trump boosted the outlook for higher interest rates in the year ahead, which benefited banks. Security selection and an overweight to the industrials sector also helped returns, driven by several stocks in the building products and commercial services and supplies industries. One top contributor was Fund holding Tyco, an Ireland-based security systems company, which merged with Johnson Controls International, a U.S.-based automotive and HVAC parts maker, in September. Semiconductor equipment maker Applied Materials was another top-performing Fund holding; it rose on sales strength. Finally, Fund holding Sysco, a marketer and distributor of food products, boosted the Fund’s full-year results due to its strong earnings.

In terms of detractors, an underweight allocation to the materials sector hampered the Fund’s performance. Materials outperformed on rising commodity prices and increased expectations for infrastructure spending following the U.S. presidential election. Energy stocks were generally strong, due to rising oil prices, but the Fund’s security selection there detracted from relative performance – although the Fund’s overweight stake in energy largely offset its underperforming holdings within the sector. With respect to individual Fund holdings, LifePoint Health was a detractor, as shares of this hospital company lagged on investor concerns over the potential end of the Affordable Care Act, and because the company missed its third-quarter earnings targets.

Though the use of derivatives is not a principal investment strategy, the Fund can use index futures to equitize cash in the portfolio and foreign currency exchange contracts to hedge any foreign currency exposure. (Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both.) Such derivatives did not have a material impact on Fund performance for the year.

Subadviser outlook

The Fund’s sector weightings experienced some changes during the year due to the large return differential in certain sectors and stocks. The drop in interest rates early in 2016 enabled Fund management to purchase holdings in attractively valued, more

MML Mid Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

cyclical shares. Conversely, a rally in yield-oriented, lower-volatility securities provided Fund management with the opportunity to reduce the Fund’s stake in certain holdings at a profit. The post-election stock rally and rise in interest rates were catalysts for outperformance in many cyclical names – and for the underperformance of more defensive, yield-oriented securities. As such, Fund management reduced the Fund’s allocations to the energy and financials sectors – and increased its stakes in health care, consumer staples, and utilities holdings in the fourth quarter.

MML Mid Cap Value Fund Largest Holdings (% of Net Assets) on 12/31/16

Northern Trust Corp.	3.1%
iShares Russell Mid-Cap Value ETF	2.8%
Johnson Controls International PLC	2.7%
Zimmer Biomet Holdings, Inc.	1.8%
Imperial Oil Ltd.	1.8%
EQT Corp.	1.6%
Applied Materials, Inc.	1.6%
Baker Hughes, Inc.	1.6%
Noble Energy, Inc.	1.6%
Weyerhaeuser Co.	1.5%

20.1%

MML Mid Cap Value Fund Sector Table (% of Net Assets) on 12/31/16

Financial	27.7%
Industrial	18.5%
Consumer, Non-cyclical	15.0%
Energy	13.1%
Utilities	7.9%
Consumer, Cyclical	7.2%
Technology	5.4%
Mutual Funds	2.7%
Communications	0.7%
Basic Materials	0.2%

Total Long-Term Investments	98.4%
Short-Term Investments and Other Assets and Liabilities	1.6%

Net Assets	100.0%

MML Mid Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Mid Cap Value Fund Initial Class and the Russell Midcap Value Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Five Year Average Annual 1/1/12 - 12/31/16	Ten Year Average Annual 1/1/07 - 12/31/16
Initial Class	23.23%	16.61%	9.48%
Russell Midcap Value Index	20.00%	15.70%	7.59%

Hypothetical Investments in MML Mid Cap Value Fund Service Class and the Russell Midcap Value Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Five Year Average Annual 1/1/12 - 12/31/16	Since Inception Average Annual 8/15/08 - 12/31/16
Service Class	22.86%	16.32%	11.62%
Russell Midcap Value Index	20.00%	15.70%	10.22%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell Midcap Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Small Cap Growth Equity Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of smaller companies that the Fund’s subadviser believes offer potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadviser is Wellington Management Company LLP (Wellington Management). Waddell & Reed Investment Management Company (Waddell & Reed) acted as a co-subadviser to the Fund until April 24, 2016.

How did the Fund perform during the 12 months ended December 31, 2016?

The Fund’s Initial Class shares returned 12.74%, outperforming the 11.32% return of the Russell 2000 Growth Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and higher forecasted growth rates than securities in the value universe. The Fund’s 12.74% return underperformed, by a wide margin, the 21.31% return of the Russell 2000 Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the time Waddell & Reed served as co-subadviser (January 1, 2016 through April 24, 2016), the primary source of this Fund component’s performance strength, relative to the benchmark, was its holdings in the health care, consumer discretionary, and industrials sectors. During this time frame, small-cap stocks were down over double digits into February, but ultimately recovered for the most part as recession concerns faded. The underperformance of Fund component holdings in the information technology (IT) sector provided a modest headwind against the strength seen from other sectors. For example, Fund component holdings SPS Commerce (a provider of cloud-based supply chain management software to retailers, suppliers, third-party logistics providers and partners) and Virtusa Corp. (IT outsourcing company) were the top detractors from performance within the IT sector. On the positive side, in health care, Fund component holdings ExamWorks Group (a provider of independent medical examinations, peer and bill reviews, and Medicare compliance) and LDR Holding Corp. (a global medical device company) both contributed to performance. Within consumer discretionary, three Fund component holdings posted results that exceeded expectations: specifically, Kate Spade & Co. (a luxury brand company); Carter’s, Inc. (a leading children’s clothing company); and Five Below (a discount retailer). Finally, Fund component holding Toro Co. (a designer, manufacturer of professional turf maintenance equipment and services) proved to be a material contributor to performance within the industrials sector.

For the Wellington Management component of the Fund, during the year ended December 31, 2016, several of the relatively top-performing Fund component holdings were the subject of acquisitions. These included Cepheid (in the health care sector) and DreamWorks Animation (consumer discretionary). Shares of DreamWorks Animation jumped after management announced its acquisition by Comcast. The Fund sold its DreamWorks position on strength. Late in the third quarter of 2016, Danaher announced its acquisition of Cepheid, a leading global molecular diagnostics company. The Fund sold Cepheid as a result. In the health care sector, Fund component holding Tesaro, a biotechnology company focused on developing treatments for ovarian cancer, drove significant upside performance after announcing positive phase III testing results. Wellington Management trimmed the Fund’s allocation somewhat, but continued to retain its stake in Tesaro as of the end of the year. On the downside, Fund component holdings that were top relative detractors included SunPower (energy), Allscripts Healthcare (health care), and KapStone Paper (materials). SunPower, a leading U.S. solar manufacturer and project developer, was primarily impacted by concerns about residential demand for solar equipment. Allscripts Healthcare, which provides electronic health record technology to health care providers, declined in November following the release of third-quarter 2016 earnings that missed expectations. Finally, shares of KapStone Paper, a large North American containerboard producer, declined early in the period as results disappointed.

MML Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Despite U.S. small-cap stocks being at record highs as we entered 2017, in Wellington Management’s view, there remains much uncertainty surrounding the Trump administration. Though we are optimistic, we see more risk than opportunity in seeking to be early in anticipating potential areas impacted by pending regulatory and legislative changes, when so much remains unclear. We will continue to assess the businesses we hold, and our broader opportunity set as events progress over the coming months.

MML Small Cap Growth Equity Fund Largest Holdings (% of Net Assets) on 12/31/16

Insulet Corp.	1.7%
Sterling Bancorp	1.5%
Swift Transportation Co.	1.4%
MB Financial, Inc.	1.3%
Clean Harbors, Inc.	1.2%
Masonite International Corp.	1.2%
Western Alliance Bancorp	1.2%
Kennedy-Wilson Holdings, Inc.	1.2%
Kate Spade & Co.	1.1%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1.1%

12.9%

MML Small Cap Growth Equity Fund Sector Table (% of Net Assets) on 12/31/16

Financial	21.2%
Consumer, Non-cyclical	17.3%
Industrial	16.8%
Consumer, Cyclical	14.0%
Technology	13.7%
Mutual Funds	8.5%
Communications	6.3%
Energy	4.5%
Basic Materials	3.0%
Utilities	0.9%
Diversified	0.6%

Total Long-Term Investments	106.8%
Short-Term Investments and Other Assets and Liabilities	(6.8)%

Net Assets	100.0%

MML Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Cap Growth Equity Fund Initial Class, the Russell 2000 Growth Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Five Year Average Annual 1/1/12 - 12/31/16	Ten Year Average Annual 1/1/07 - 12/31/16
Initial Class	12.74%	13.80%	7.51%
Russell 2000 Growth Index*	11.32%	13.74%	7.76%
Russell 2000 Index	21.31%	14.46%	7.07%

Hypothetical Investments in MML Small Cap Growth Equity Fund Service Class, the Russell 2000 Growth Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Five Year Average Annual 1/1/12 - 12/31/16	Since Inception Average Annual 8/15/08 - 12/31/16
Service Class	12.46%	13.51%	8.53%
Russell 2000 Growth Index*	11.32%	13.74%	8.75%
Russell 2000 Index	21.31%	14.46%	8.79%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Growth Index and the Russell 2000 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Small Company Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Small Company Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in equity securities that the Fund’s subadviser believes are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended December 31, 2016?

The Fund’s Class II shares returned 32.46%, outperforming the 31.74% return of the Russell 2000 Value Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe. The Fund significantly outperformed the 21.31% return of the Russell 2000 Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Broadly speaking, stock selection accounted for the Fund’s outperformance, relative to the benchmark, for the year ended December 31, 2016, while sector allocation negated some of those gains. Consumer discretionary, information technology, and health care all helped relative results, primarily due to stock selection. Materials, utilities, and consumer staples all hampered performance, also primarily due to stock choices.

The consumer discretionary group added the most value to relative performance, driven by stock choices that more than made up for a detrimental overweight (relative to the benchmark) to the group. LCI Industries, a supplier of components for recreational vehicles and manufactured housing, was one Fund holding that saw a turn in financial status, since dealers have become more comfortable maintaining inventory and the manufactured housing market has seen marked improvement. Information technology was also a source of relative strength for the Fund, due primarily to stock selection.

Stock selection made health care another source of relative strength, offsetting the negative effect of an overweight allocation to the sector. Fund holding WellCare Health Plans, a large Medicaid managed care company, benefited from health care policy continuing to move in a direction that seeks to expand patient access to care, while reducing costs and improving quality.

Materials was the largest source of relative weakness, due to stock selection, partially offset by an overweighting to the group. Myers Industries, a manufacturing polymer manufacturer, was a Fund holding that suffered amid slow industrial activity, low agricultural commodity pricing, and weak tire shipments. Stock selection in the utilities and consumer staples sectors also detracted from relative results. In consumer staples, Fund holding PriceSmart, which operates a chain of international membership warehouse clubs, had a challenging currency environment and aggressive pricing policies that hindered recent gross margins and earning results.

Subadviser outlook

We are still assessing the effects the new Trump administration will have on U.S. stocks. On the policy side, we are carefully watching actions by Congress and cabinet appointments to help us ascertain the policies and priorities of the new administration. The possibility of a sharp rise in interest rates is another concern for stock investors. Higher coupon returns from bonds could draw assets away from equities, and higher rates would mean increased borrowing costs and lower profits for corporations. However, we believe that a moderate increase does not necessarily pose a threat to equity valuations. Stock prices have historically been able to rise alongside interest rates, particularly when yields have remained under 5%. (The yield on the 10-year Treasury note ended the year at 2.45%.)

MML Small Company Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Small Company Value Fund Largest Holdings (% of Net Assets) on 12/31/16

Home Bancshares, Inc.	2.3%
East West Bancorp, Inc.	1.6%
Landstar System, Inc.	1.6%
Littelfuse, Inc.	1.4%
SVB Financial Group	1.4%
Belden, Inc.	1.4%
BankUnited, Inc.	1.3%
West Pharmaceutical Services, Inc.	1.2%
LCI Industries	1.2%
Columbia Banking System, Inc.	1.2%

14.6%

MML Small Company Value Fund Sector Table (% of Net Assets) on 12/31/16

Financial	34.9%
Industrial	16.8%
Consumer, Non-cyclical	14.3%
Consumer, Cyclical	9.2%
Utilities	6.0%
Technology	4.3%
Basic Materials	4.3%
Energy	4.2%
Mutual Funds	3.2%
Communications	2.9%
Diversified	1.0%

Total Long-Term Investments	101.1%
Short-Term Investments and Other Assets and Liabilities	(1.1)%

Net Assets	100.0%

MML Small Company Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Company Value Fund Class II, Service Class I, the Russell 2000 Value Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Five Year Average Annual 1/1/12 - 12/31/16	Since Inception Average Annual 2/27/09 - 12/31/16
Class II	32.46%	13.83%	18.06%
Service Class I	32.16%	13.55%	17.76%
Russell 2000 Value Index*	31.74%	15.07%	18.72%
Russell 2000 Index	21.31%	14.46%	18.76%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Value Index and the Russell 2000 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Small/Mid Cap Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Small/Mid Cap Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return by investing primarily in securities that the Fund’s subadviser believes to be undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of small- and mid-cap companies. The Fund’s subadviser is AllianceBernstein L.P. (AllianceBernstein).

How did the Fund perform during the 12 months ended December 31, 2016?

The Fund’s Initial Class Shares returned 25.10%, significantly outperforming the 17.59% return of the Russell 2500TM Index (the “benchmark”), an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which measures the performance of the 3,000 largest U.S. companies based on market capitalization. The Fund modestly underperformed the 25.20% return of the Russell 2500 Value Index, an unmanaged index representative of common stocks of small- and mid-capitalization U.S. companies with lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2016, smaller-cap stocks outperformed their larger-cap counterparts, as investors perceived smaller shares, in the wake of the U.S. presidential election, to be bigger beneficiaries of future U.S. economic policies.

Overall, stock selection contributed for the period, primarily owing to Fund holdings in the industrials, technology, and consumer discretionary sectors. Underweight positions, relative to the benchmark, in real estate and consumer staples, and an overweight stake in energy also contributed. The Fund’s materials, financials, and energy holdings, an overweight position in the consumer discretionary sector, and an underweight position in financials detracted.

Fund holdings that were leading contributors for the period included Finisar, a manufacturer of optical communications components. The company delivered stronger-than-expected sales and earnings growth driven by robust end-market demand for its high-end telecom and data communication products. Advanced Micro Devices, a maker of microprocessor chips, also contributed to Fund performance during the year, as this Fund holding benefited from new management that refreshed its intellectual property and executed several transactions that improved its balance sheet.

Among the detractors for the year was LifePoint Health, a regional health care provider. Shares of this Fund holding fell on market concerns regarding changes in health care policy under the new administration. Specifically, concerns focused on the possible reduction in or removal of the Affordable Care Act – which could increase the number of uninsured patients the hospital system treats. Similarly, shares of Molina Healthcare, a Medicaid health care provider, fell, due to general weakness in the sector as well as investor concerns that prospective changes in the Medicaid program could adversely impact the company’s profitability.

Subadviser outlook

In our view, as we enter 2017, the equity landscape remains uncertain. While little is sure, prevailing investor sentiment is that there is a strong likelihood that corporate tax rates will decline under the new administration – and the regulatory burden faced by American companies will lessen. Repatriation of corporate cash trapped overseas also seems to be a possibility. While it’s tempting to consider these shifts as inevitable, the reality is they and their impacts are more uncertain, and we don’t share the market’s confident forecast.

Our view is that the best approach remains staying true to our deeper value with a catalyst discipline, and reacting to policy changes as they become more certain. We continue to seek companies that combine attractive value, strong free cash flow, and compelling company- or industry-level catalysts. However, if these trends occur, we believe that many of the Fund’s holdings could benefit from lower tax bills, less regulation, and offshore cash repatriation, if it transpires.

MML Small/Mid Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Small/Mid Cap Value Fund Largest Holdings (% of Net Assets) on 12/31/16

Huntington Bancshares, Inc.	1.8%
Synergy Resources Corp.	1.8%
Zions Bancorp	1.7%
Comerica, Inc.	1.6%
Helmerich & Payne, Inc.	1.6%
Anixter International, Inc.	1.6%
Reinsurance Group of America, Inc.	1.5%
American Financial Group, Inc.	1.5%
CDW Corp.	1.5%
Oil States International, Inc.	1.4%

16.0%

MML Small/Mid Cap Value Fund Sector Table (% of Net Assets) on 12/31/16

Financial	22.7%
Consumer, Cyclical	16.9%
Industrial	16.7%
Consumer, Non-cyclical	11.7%
Energy	11.7%
Technology	8.3%
Communications	6.3%
Utilities	2.8%
Basic Materials	1.4%

Total Long-Term Investments	98.5%
Short-Term Investments and Other Assets and Liabilities	1.5%

Net Assets	100.0%

MML Small/Mid Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small/Mid Cap Value Fund Initial Class, the Russell 2500 Index, and the Russell 2500 Value Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Five Year Average Annual 1/1/12 - 12/31/16	Ten Year Average Annual 1/1/07 - 12/31/16
Initial Class	25.10%	16.30%	6.02%
Russell 2500 Index*	17.59%	14.54%	7.69%
Russell 2500 Value Index	25.20%	15.04%	6.94%

Hypothetical Investments in MML Small/Mid Cap Value Fund Service Class, the Russell 2500 Index, and the Russell 2500 Value Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Five Year Average Annual 1/1/12 - 12/31/16	Since Inception Average Annual 8/15/08 - 12/31/16
Service Class	24.83%	16.02%	10.12%
Russell 2500 Index*	17.59%	14.54%	9.56%
Russell 2500 Value Index	25.20%	15.04%	9.64%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2500 Index and the Russell 2500 Value Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Total Return Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Total Return Bond Fund, and who is the Fund’s subadviser?

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s, BBB- or higher by Fitch, or A-2 by S&P, P-2 by Moody’s, or F-2 by Fitch for short-term debt obligations, or, if unrated, determined by the Fund’s subadviser to be of comparable quality). The Fund’s subadviser is Metropolitan West Asset Management, LLC (MetWest).

How did the Fund perform during the 12 months ended December 31, 2016?

The Fund’s Class II shares returned 2.52%, underperforming the 2.65% return of the Bloomberg Barclays U.S. Aggregate Bond Index (the “benchmark”), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Bloomberg Barclays U.S. Treasury Bond Index, the Bloomberg Barclays U.S. Government-Related Bond Index, the Bloomberg Barclays U.S. Corporate Bond Index, and the Bloomberg Barclays U.S. Securitized Bond Index.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2016, the defensive duration position of the Fund weighed on returns over the first half of the year, but the drag was reversed, even as duration was extended, as rates rose rapidly into year end. (Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.)

The Fund’s conservative positioning in the bond sector was rewarded early in 2016 when volatility spiked, but in aggregate, weighed on relative performance over the course of the full year. In particular, the Fund’s underweight allocation (relative to the benchmark) to the industrials sector – such as holdings in metals & mining – detracted amid stabilization in commodity-related sectors. The Fund did benefit from an out-of-benchmark allocation to non-agency mortgage-backed securities (MBS). (“Agency” refers to government-sponsored entities that issue bonds backed by mortgage loans, including Ginnie Mae, Fannie Mae, Freddie Mac, and the Federal Home Loan Banks.) Improving fundamentals, such as ongoing home price appreciation that has helped drive down mortgage loan-to-value ratios, contributed, as did technical support stemming from a dearth of new supply.

The Fund’s emphasis within asset-backed securities (ABS) on government-guaranteed student loans also benefited performance for the year, as uncertainty about downgrades subsided as the rating review process neared conclusion. (Bond issuers create securitized bonds by pooling various types of contractual debt – such as mortgages, auto loans, or credit card debt.) The Fund’s commercial MBS (CMBS) positioning continued to represent an overweight allocation, which further contributed to returns as the sector was notably tighter year-over-year. Non-agency CMBS benefited from lower issuance than what was initially expected, a response to significant volatility in February and subsequently tighter lending standards. In contrast, agency CMBS was held back by heavy issuance, but spreads still tightened on solid demand for high-quality assets from banks and dealers. (Spreads represent the difference in yields between comparable Treasury and corporate bonds. Tightening spreads often reflect rising corporate bond prices; widening spreads often reflect falling corporate bond prices.)

The Fund used derivatives to manage the Fund’s duration and the yield curve, which had no material impact on performance for the reporting period. (Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both.)

Subadviser outlook

Looking ahead, we believe that the Fund’s dampened risk profile will allow Fund management to take advantage of episodic volatility at better price levels than those available at year end, particularly as a post-election run-up in relative valuations has further richened the market to an unwarranted degree. We predicate our perspective on the late-cycle conditions evidenced in

MML Total Return Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

rising leverage, as well as increased merger and acquisition and shareholder-friendly activity that tends to elevate creditor risks, ultimately resulting in higher levels of yield disparity in compensation. If those market adjustments materialize, we may increase the Fund’s allocations to credit and enhance the Fund’s yield profile vis-a-vis the benchmark. Our view is that these developments could be favorable for prospective returns, while undercurrents within the broad sector could allow for industry and security selection opportunities that also offer potentially good value.

MML Total Return Bond Fund Portfolio Characteristics (% of Net Assets) on 12/31/16

U.S. Treasury Obligations	34.9%
U.S. Government Agency Obligations and Instrumentalities	27.2%
Corporate Debt	23.1%
Non-U.S. Government Agency Obligations	14.1%
Municipal Obligations	1.1%
Bank Loans	0.2%

Total Long-Term Investments	100.6%
Short-Term Investments and Other Assets and Liabilities	(0.6)%

Net Assets	100.0%

MML Total Return Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Total Return Bond Fund Class II and the Bloomberg Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Five Year Average Annual 1/1/12 - 12/31/16	Since Inception Average Annual 8/10/10 - 12/31/16
Class II	2.52%	2.90%	2.67%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	2.92%

Hypothetical Investments in MML Total Return Bond Fund Service Class I and the Bloomberg Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 1/1/16 - 12/31/16	Since Inception Average Annual 5/1/12 - 12/31/16
Service Class I	2.30%	2.06%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.08%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Bloomberg Barclays U.S. Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Blue Chip Growth Fund – Portfolio of Investments

December 31, 2016

	Number of Shares	Value
EQUITIES — 99.4%

COMMON STOCK — 99.4%
Basic Materials — 0.1%
Chemicals — 0.1%
E.I. du Pont de Nemours & Co.	600	$44,040
Ecolab, Inc.	2,700	316,494
The Sherwin-Williams Co.	700	188,118

		548,652

Communications — 30.5%
Internet — 29.5%
Alibaba Group Holding Ltd. Sponsored ADR (Cayman Islands) (a)	80,846	7,099,087
Alphabet, Inc. Class A (a)	12,000	9,509,400
Alphabet, Inc. Class C (a)	21,456	16,560,170
Amazon.com, Inc. (a)	41,900	31,419,553
Baidu, Inc. Sponsored ADR (Cayman Islands) (a)	6,200	1,019,342
Ctrip.com International Ltd. ADR (Cayman Islands) (a)	40,240	1,609,600
Equinix, Inc.	2,100	750,561
Facebook, Inc. Class A (a)	152,176	17,507,849
Netflix, Inc. (a)	36,500	4,518,700
The Priceline Group, Inc. (a)	10,970	16,082,678
Tencent Holdings Ltd.	242,100	5,875,810

		111,952,750

Media — 1.0%
Charter Communications, Inc. Class A (a)	7,132	2,053,445
Comcast Corp. Class A	15,100	1,042,655
Time Warner, Inc.	6,700	646,751
The Walt Disney Co.	1,600	166,752

		3,909,603

		115,862,353

Consumer, Cyclical — 14.0%
Airlines — 2.9%
Alaska Air Group, Inc.	37,400	3,318,502
American Airlines Group, Inc.	145,800	6,807,402
Delta Air Lines, Inc.	15,600	767,364

		10,893,268

Apparel — 0.2%
Hanesbrands, Inc.	25,400	547,878

Auto Manufacturers — 0.9%
Ferrari NV	13,500	784,890
Tesla Motors, Inc. (a)	12,397	2,649,115

		3,434,005

Automotive & Parts — 0.3%
Delphi Automotive PLC	17,400	1,171,890

	Number of Shares	Value
Leisure Time — 0.4%
Norwegian Cruise Line Holdings Ltd. (a)	3,100	$131,843
Royal Caribbean Cruises Ltd.	18,400	1,509,536

		1,641,379

Lodging — 2.3%
Hilton Worldwide Holdings, Inc.	98,928	2,690,842
Las Vegas Sands Corp.	26,200	1,399,342
Marriott International, Inc. Class A	27,887	2,305,697
MGM Resorts International (a)	80,400	2,317,932

		8,713,813

Retail — 7.0%
AutoZone, Inc. (a)	2,200	1,737,538
Coach, Inc.	12,800	448,256
Costco Wholesale Corp.	5,100	816,561
Dollar General Corp.	11,000	814,770
Domino’s Pizza, Inc.	2,100	334,404
The Home Depot, Inc.	31,500	4,223,520
L Brands, Inc.	2,600	171,184
Lowe’s Cos., Inc.	50,800	3,612,896
O’Reilly Automotive, Inc. (a)	13,600	3,786,376
Ross Stores, Inc.	42,100	2,761,760
Starbucks Corp.	20,500	1,138,160
Tractor Supply Co.	11,600	879,396
Walgreens Boots Alliance, Inc.	53,300	4,411,108
Yum! Brands, Inc.	25,700	1,627,581

		26,763,510

		53,165,743

Consumer, Non-cyclical — 21.3%
Agriculture — 0.4%
Philip Morris International, Inc.	17,700	1,619,373

Beverages — 0.7%
Constellation Brands, Inc. Class A	7,600	1,165,156
Dr. Pepper Snapple Group, Inc.	900	81,603
Molson Coors Brewing Co. Class B	9,200	895,252
Monster Beverage Corp. (a)	10,000	443,400

		2,585,411

Biotechnology — 4.1%
Alexion Pharmaceuticals, Inc. (a)	33,182	4,059,818
Biogen, Inc. (a)	13,400	3,799,972
Celgene Corp. (a)	47,300	5,474,975
Illumina, Inc. (a)	175	22,407
Regeneron Pharmaceuticals, Inc. (a)	400	146,836
Vertex Pharmaceuticals, Inc. (a)	25,300	1,863,851

		15,367,859

Commercial Services — 4.0%
Equifax, Inc.	952	112,555
FleetCor Technologies, Inc. (a)	3,700	523,624
Global Payments, Inc.	2,200	152,702

The accompanying notes are an integral part of the financial statements.

MML Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
IHS Markit Ltd. (a)	17,248	$610,752
PayPal Holdings, Inc. (a)	65,300	2,577,391
S&P Global, Inc.	4,700	505,438
Visa, Inc. Class A	138,520	10,807,330

		15,289,792

Foods — 0.5%
The Kraft Heinz Co.	1,200	104,784
Mondelez International, Inc. Class A	38,700	1,715,571

		1,820,355

Health Care – Products — 3.0%
Becton, Dickinson & Co.	17,200	2,847,460
C.R. Bard, Inc.	1,200	269,592
Henry Schein, Inc. (a)	1,300	197,223
Intuitive Surgical, Inc. (a)	5,700	3,614,769
Stryker Corp.	36,630	4,388,640

		11,317,684

Health Care – Services — 5.7%
Aetna, Inc.	36,139	4,481,598
Anthem, Inc.	500	71,885
Centene Corp. (a)	6,087	343,976
Cigna Corp.	10,000	1,333,900
DENTSPLY SIRONA, Inc.	3,900	225,147
Humana, Inc.	11,900	2,427,957
Thermo Fisher Scientific, Inc.	31,271	4,412,338
UnitedHealth Group, Inc.	52,800	8,450,112

		21,746,913

Pharmaceuticals — 2.9%
Allergan PLC (a)	22,154	4,652,562
Bristol-Myers Squibb Co.	26,700	1,560,348
Cardinal Health, Inc.	300	21,591
Eli Lilly & Co.	9,700	713,435
McKesson Corp.	300	42,135
Merck & Co., Inc.	14,300	841,841
Shire PLC Sponsored ADR (Ireland)	10,719	1,826,303
Zoetis, Inc.	27,600	1,477,428

		11,135,643

		80,883,030

Financial — 13.8%
Banks — 2.1%
The Bank of New York Mellon Corp.	48,500	2,297,930
Citigroup, Inc.	19,600	1,164,828
Citizens Financial Group, Inc.	9,600	342,048
First Republic Bank	2,324	214,133
The Goldman Sachs Group, Inc.	1,300	311,285
Northern Trust Corp.	3,800	338,390
State Street Corp.	41,200	3,202,064
U.S. Bancorp	2,300	118,151

		7,988,829

	Number of Shares	Value
Diversified Financial — 9.2%
Ameriprise Financial, Inc.	2,400	$266,256
BlackRock, Inc.	2,100	799,134
The Charles Schwab Corp.	45,900	1,811,673
CME Group, Inc.	6,600	761,310
Intercontinental Exchange, Inc.	92,300	5,207,566
JP Morgan Chase & Co.	29,800	2,571,442
MasterCard, Inc. Class A	99,100	10,232,075
Morgan Stanley	195,700	8,268,325
TD Ameritrade Holding Corp.	117,100	5,105,560

		35,023,341

Insurance — 0.8%
Aon PLC	1,000	111,530
Chubb Ltd.	2,100	277,452
Marsh & McLennan Cos., Inc.	22,800	1,541,052
Willis Towers Watson PLC	7,700	941,556

		2,871,590

Real Estate Investment Trusts (REITS) — 1.7%
American Tower Corp.	62,870	6,644,102

		52,527,862

Industrial — 8.0%
Aerospace & Defense — 1.7%
The Boeing Co.	32,400	5,044,032
General Dynamics Corp.	400	69,064
Northrop Grumman Corp.	4,700	1,093,126
Raytheon Co.	1,400	198,800
Rockwell Collins, Inc.	2,500	231,900

		6,636,922

Airlines — 0.6%
United Continental Holdings, Inc. (a)	33,300	2,426,904

Electronics — 1.1%
Agilent Technologies, Inc.	1,700	77,452
Fortive Corp.	61,980	3,323,987
Johnson Controls International PLC	17,800	733,182

		4,134,621

Machinery – Diversified — 0.3%
Roper Technologies, Inc.	5,800	1,061,864
Wabtec Corp.	700	58,114

		1,119,978

Manufacturing — 2.7%
Danaher Corp.	117,560	9,150,871
Pentair PLC	800	44,856
Textron, Inc.	18,400	893,504

		10,089,231

Packaging & Containers — 0.3%
Ball Corp.	13,500	1,013,445

Transportation — 1.3%
Canadian Pacific Railway Ltd.	10,000	1,427,700
FedEx Corp.	13,800	2,569,560

The accompanying notes are an integral part of the financial statements.

MML Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
J.B. Hunt Transport Services, Inc.	7,400	$718,318
Kansas City Southern	300	25,455
Norfolk Southern Corp.	1,500	162,105
Union Pacific Corp.	400	41,472

		4,944,610

		30,365,711

Technology — 11.4%
Computers — 0.8%
Apple, Inc.	26,167	3,030,662

Semiconductors — 1.9%
Broadcom Ltd.	14,700	2,598,519
Microchip Technology, Inc.	2,700	173,205
NXP Semiconductor NV (a)	45,657	4,474,842

		7,246,566

Software — 8.7%
Activision Blizzard, Inc.	3,400	122,774
Electronic Arts, Inc. (a)	22,500	1,772,100
Fidelity National Information Services, Inc.	17,550	1,327,482
Fiserv, Inc. (a)	38,940	4,138,543
Intuit, Inc.	8,200	939,802
Microsoft Corp.	215,700	13,403,598
Red Hat, Inc. (a)	24,248	1,690,086
Salesforce.com, Inc. (a)	83,200	5,695,872
ServiceNow, Inc. (a)	44,850	3,334,149
Workday, Inc. Class A (a)	12,200	806,298

		33,230,704

		43,507,932

Utilities — 0.3%
Electric — 0.3%
NextEra Energy, Inc.	9,900	1,182,654

TOTAL COMMON STOCK (Cost $261,762,981)		378,043,937

TOTAL EQUITIES (Cost $261,762,981)		378,043,937

MUTUAL FUNDS — 0.0%
Diversified Financial — 0.0%
T. Rowe Price Reserve Investment Fund	1,005	1,005

TOTAL MUTUAL FUNDS (Cost $1,005)		1,005

TOTAL LONG-TERM INVESTMENTS (Cost $261,763,986)		378,044,942

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.0%
Repurchase Agreement — 1.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/16, 0.010%, due 1/03/17 (b)	$3,657,524	$3,657,524

TOTAL SHORT-TERM INVESTMENTS (Cost $3,657,524)		3,657,524

TOTAL INVESTMENTS — 100.4% (Cost $265,421,510) (c)		381,702,466

Other Assets/(Liabilities) — (0.4)%		(1,603,635)

NET ASSETS — 100.0%		$380,098,831

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $3,657,528. Collateralized by U.S. Government Agency obligations with a rate of 3.125%, maturity date of 5/15/19, and an aggregate market value, including accrued interest, of $3,734,113.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund – Portfolio of Investments

December 31, 2016

	Number of Shares	Value
EQUITIES — 97.7%

COMMON STOCK — 96.6%
Basic Materials — 4.9%
Chemicals — 2.3%
CF Industries Holdings, Inc.	118,800	$3,739,824
E.I. du Pont de Nemours & Co.	100,200	7,354,680

		11,094,504

Forest Products & Paper — 1.1%
International Paper Co.	105,200	5,581,912

Iron & Steel — 0.7%
Nucor Corp.	54,900	3,267,648

Mining — 0.8%
Vulcan Materials Co.	32,300	4,042,345

		23,986,409

Communications — 7.7%
Media — 3.8%
Comcast Corp. Class A	84,400	5,827,820
News Corp. Class A	284,000	3,254,640
Time Warner, Inc.	6,433	620,978
Twenty-First Century Fox, Inc. Class B	225,700	6,150,325
The Walt Disney Co.	26,400	2,751,408

		18,605,171

Telecommunications — 3.9%
CenturyLink, Inc.	83,005	1,973,859
Cisco Systems, Inc.	198,200	5,989,604
Telefonica SA	165,655	1,536,121
Verizon Communications, Inc.	155,335	8,291,782
Vodafone Group PLC	543,492	1,336,705

		19,128,071

		37,733,242

Consumer, Cyclical — 6.0%
Airlines — 0.4%
Southwest Airlines Co.	36,500	1,819,160

Auto Manufacturers — 0.4%
Ford Motor Co.	103,700	1,257,881
General Motors Co.	21,949	764,703

		2,022,584

Auto Parts & Equipment — 0.6%
Adient PLC (a)	49,681	2,911,307

Leisure Time — 0.7%
Carnival Corp.	64,900	3,378,694

Lodging — 0.9%
Las Vegas Sands Corp.	86,300	4,609,283

Retail — 2.2%
Kohl’s Corp.	75,100	3,708,438
Macy’s, Inc.	70,500	2,524,605
Staples, Inc.	23,800	215,390

	Number of Shares	Value
Wal-Mart Stores, Inc.	59,900	$4,140,288

		10,588,721

Toys, Games & Hobbies — 0.8%
Mattel, Inc.	148,100	4,080,155

		29,409,904

Consumer, Non-cyclical — 13.5%
Agriculture — 1.6%
Archer-Daniels-Midland Co.	127,800	5,834,070
Philip Morris International, Inc.	21,400	1,957,886

		7,791,956

Beverages — 1.7%
Diageo PLC	105,392	2,726,606
PepsiCo, Inc.	51,700	5,409,371

		8,135,977

Biotechnology — 0.4%
Gilead Sciences, Inc.	30,500	2,184,105

Cosmetics & Personal Care — 0.6%
Avon Products, Inc.	169,400	853,776
Coty, Inc. Class A	120,173	2,200,368

		3,054,144

Foods — 0.6%
The Hershey Co.	6,700	692,981
Kellogg Co.	32,900	2,425,059

		3,118,040

Health Care – Products — 3.0%
Becton, Dickinson & Co.	21,300	3,526,215
Johnson & Johnson	73,000	8,410,330
Medtronic PLC	39,200	2,792,216

		14,728,761

Health Care – Services — 1.4%
Anthem, Inc.	46,300	6,656,551

Pharmaceuticals — 4.2%
Bristol-Myers Squibb Co.	67,600	3,950,544
GlaxoSmithKline PLC	132,703	2,534,250
Merck & Co., Inc.	73,200	4,309,284
Pfizer, Inc.	300,254	9,752,250

		20,546,328

		66,215,862

Energy — 11.0%
Oil & Gas — 10.9%
Apache Corp.	76,586	4,860,913
Canadian Natural Resources Ltd.	68,600	2,186,968
Chevron Corp.	47,600	5,602,520
EQT Corp.	21,480	1,404,792
Exxon Mobil Corp.	146,800	13,250,168
Hess Corp.	95,000	5,917,550
Occidental Petroleum Corp.	64,600	4,601,458

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Royal Dutch Shell PLC A Shares Sponsored ADR (United Kingdom)	131,400	$7,145,532
Total SA	169,301	8,642,432

		53,612,333

Oil & Gas Services — 0.1%
Targa Resources Corp.	8,400	470,988

		54,083,321

Financial — 26.7%
Banks — 11.2%
Bank of America Corp.	210,177	4,644,911
The Bank of New York Mellon Corp.	89,400	4,235,772
Citigroup, Inc.	120,500	7,161,315
Fifth Third Bancorp	161,900	4,366,443
KeyCorp	207,700	3,794,679
Northern Trust Corp.	68,600	6,108,830
The PNC Financial Services Group, Inc.	37,900	4,432,784
Royal Bank of Scotland Group PLC (a)	737,931	2,038,111
State Street Corp.	92,400	7,181,328
U.S. Bancorp	47,500	2,440,075
Wells Fargo & Co.	155,700	8,580,627

		54,984,875

Diversified Financial — 8.1%
American Express Co.	81,800	6,059,744
Ameriprise Financial, Inc.	56,400	6,257,016
JP Morgan Chase & Co.	197,700	17,059,533
Morgan Stanley	238,700	10,085,075
Och-Ziff Capital Management Group LLC Class A	144,200	477,302

		39,938,670

Insurance — 5.4%
Chubb Ltd.	6,908	912,685
Loews Corp.	171,700	8,040,711
Marsh & McLennan Cos., Inc.	85,500	5,778,945
MetLife, Inc.	153,100	8,250,559
Willis Towers Watson PLC	18,811	2,300,209
XL Group Ltd.	36,900	1,374,894

		26,658,003

Real Estate Investment Trusts (REITS) — 2.0%
Equity Residential	46,000	2,960,560
Rayonier, Inc.	110,900	2,949,940
Weyerhaeuser Co.	123,342	3,711,361

		9,621,861

		131,203,409

	Number of Shares	Value
Industrial — 12.7%
Aerospace & Defense — 3.6%
The Boeing Co.	62,200	$9,683,296
Harris Corp.	67,535	6,920,311
United Technologies Corp.	10,900	1,194,858

		17,798,465

Electrical Components & Equipment — 1.0%
Emerson Electric Co.	86,000	4,794,500

Electronics — 1.9%
Johnson Controls International PLC	191,415	7,884,384
TE Connectivity Ltd.	22,800	1,579,584

		9,463,968

Machinery – Diversified — 1.1%
Cummins, Inc.	20,900	2,856,403
Flowserve Corp.	52,592	2,527,046

		5,383,449

Manufacturing — 3.5%
General Electric Co.	300,500	9,495,800
Illinois Tool Works, Inc.	39,800	4,873,908
Pentair PLC	50,500	2,831,535

		17,201,243

Transportation — 1.6%
Union Pacific Corp.	31,100	3,224,448
United Parcel Service, Inc. Class B	39,200	4,493,888

		7,718,336

		62,359,961

Technology — 7.4%
Computers — 1.0%
Apple, Inc.	15,500	1,795,210
Western Digital Corp.	45,500	3,091,725

		4,886,935

Semiconductors — 4.1%
Analog Devices, Inc.	61,200	4,444,344
Applied Materials, Inc.	156,400	5,047,028
QUALCOMM, Inc.	95,400	6,220,080
Texas Instruments, Inc.	63,500	4,633,595

		20,345,047

Software — 2.3%
CA, Inc.	25,300	803,781
Microsoft Corp.	168,300	10,458,162

		11,261,943

		36,493,925

Utilities — 6.7%
Electric — 5.6%
The AES Corp.	379,300	4,407,466
Edison International	60,600	4,362,594
Eversource Energy	4,263	235,445
Exelon Corp.	128,200	4,549,818

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
FirstEnergy Corp.	95,579	$2,960,082
Great Plains Energy, Inc.	5,256	143,752
PG&E Corp.	99,800	6,064,846
The Southern Co.	26,500	1,303,535
Xcel Energy, Inc.	90,300	3,675,210

		27,702,748

Gas — 1.1%
NiSource, Inc.	231,600	5,127,624

		32,830,372

TOTAL COMMON STOCK (Cost $369,287,858)		474,316,405

PREFERRED STOCK — 1.1%
Utilities — 1.1%
Electric — 1.1%
DTE Energy Co. 6.500%	15,505	821,765
Great Plains Energy, Inc. 7.000%	25,333	1,281,850
NextEra Energy, Inc. 6.123%	64,753	3,171,602

		5,275,217

TOTAL PREFERRED STOCK (Cost $5,207,012)		5,275,217

TOTAL EQUITIES (Cost $374,494,870)		479,591,622

	Principal Amount
BONDS & NOTES — 0.2%

CORPORATE DEBT — 0.2%
Computers — 0.2%
Western Digital Corp. (b) 10.500% 4/01/24	$695,000	821,838

Pharmaceuticals — 0.0%
Valeant Pharmaceuticals International (b) 6.375% 10/15/20	54,000	46,389

TOTAL CORPORATE DEBT (Cost $731,147)		868,227

TOTAL BONDS & NOTES (Cost $731,147)		868,227

	Number of Shares	Value
MUTUAL FUNDS — 0.0%
Diversified Financial — 0.0%
T. Rowe Price Reserve Investment Fund	1,006	$1,006

TOTAL MUTUAL FUNDS (Cost $1,006)		1,006

TOTAL LONG-TERM INVESTMENTS (Cost $375,227,023)		480,460,855

	Principal Amount
SHORT-TERM INVESTMENTS — 2.0%
Repurchase Agreement — 2.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/16, 0.010%, due 1/03/17 (c)	$9,915,158	9,915,158

Time Deposit — 0.0%
Euro Time Deposit 0.010% 1/03/17	43,397	43,397

TOTAL SHORT-TERM INVESTMENTS (Cost $9,958,555)		9,958,555

TOTAL INVESTMENTS — 99.9% (Cost $385,185,578) (d)		490,419,410

Other Assets/(Liabilities) — 0.1%		531,171

NET ASSETS — 100.0%		$490,950,581

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, these securities amounted to a value of $868,227 or 0.18% of net assets.
(c)	Maturity value of $9,915,169. Collateralized by U.S. Government Agency obligations with rates ranging from 1.625% – 3.125%, maturity dates ranging from 4/30/19 – 5/15/19, and an aggregate market value, including accrued interest, of $10,118,393.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments

December 31, 2016

	Number of Shares	Value
EQUITIES — 96.4%

COMMON STOCK — 96.4%
Basic Materials — 2.5%
Chemicals — 2.0%
Air Products & Chemicals, Inc.	6,130	$881,617
Albemarle Corp.	3,199	275,370
CF Industries Holdings, Inc.	6,472	203,739
The Dow Chemical Co.	31,648	1,810,899
E.I. du Pont de Nemours & Co.	24,536	1,800,942
Eastman Chemical Co.	4,101	308,436
Ecolab, Inc.	7,403	867,780
FMC Corp.	3,837	217,021
International Flavors & Fragrances, Inc.	2,268	267,238
LyondellBasell Industries NV Class A	9,435	809,334
Monsanto Co.	12,362	1,300,606
The Mosaic Co.	9,964	292,244
PPG Industries, Inc.	7,465	707,383
Praxair, Inc.	8,053	943,731
The Sherwin-Williams Co.	2,290	615,415

		11,301,755

Forest Products & Paper — 0.1%
International Paper Co.	11,604	615,708

Iron & Steel — 0.1%
Nucor Corp.	8,969	533,835

Mining — 0.3%
Freeport-McMoRan, Inc. (a)	35,574	469,221
Newmont Mining Corp.	14,975	510,198
Vulcan Materials Co.	3,747	468,937

		1,448,356

		13,899,654

Communications — 13.1%
Advertising — 0.2%
The Interpublic Group of Companies, Inc.	11,132	260,600
Nielsen Holdings PLC	9,491	398,147
Omnicom Group, Inc.	6,671	567,769

		1,226,516

Internet — 6.5%
Akamai Technologies, Inc. (a)	4,850	323,398
Alphabet, Inc. Class A (a)	8,360	6,624,882
Alphabet, Inc. Class C (a)	8,379	6,467,080
Amazon.com, Inc. (a)	11,136	8,350,552
eBay, Inc. (a)	29,384	872,411
Equinix, Inc.	2,021	722,326
Expedia, Inc.	3,416	386,964
F5 Networks, Inc. (a)	1,838	265,995
Facebook, Inc. Class A (a)	66,092	7,603,885

	Number of Shares	Value
Netflix, Inc. (a)	12,117	$1,500,085
The Priceline Group, Inc. (a)	1,394	2,043,688
Symantec Corp.	17,490	417,836
TripAdvisor, Inc. (a)	3,171	147,039
VeriSign, Inc. (a)	2,579	196,184
Yahoo!, Inc. (a)	24,793	958,745

		36,881,070

Media — 2.8%
CBS Corp. Class B	11,074	704,528
Charter Communications, Inc. Class A (a)	6,114	1,760,343
Comcast Corp. Class A	67,302	4,647,203
Discovery Communications, Inc. Series A (a)	4,194	114,958
Discovery Communications, Inc. Series C (a)	6,230	166,839
News Corp. Class A	10,576	121,201
News Corp. Class B	3,523	41,571
Scripps Networks Interactive Class A	2,644	188,702
TEGNA, Inc.	5,954	127,356
Time Warner, Inc.	21,774	2,101,844
Twenty-First Century Fox, Inc. Class A	29,914	838,789
Twenty-First Century Fox, Inc. Class B	13,782	375,560
Viacom, Inc. Class B	9,840	345,384
The Walt Disney Co.	41,349	4,309,393

		15,843,671

Telecommunications — 3.6%
AT&T, Inc.	173,383	7,373,979
CenturyLink, Inc.	15,451	367,425
Cisco Systems, Inc.	141,748	4,283,624
Corning, Inc.	26,886	652,523
Frontier Communications Corp.	32,563	110,063
Juniper Networks, Inc.	10,631	300,432
Level 3 Communications, Inc. (a)	8,235	464,125
Motorola Solutions, Inc.	4,713	390,661
Verizon Communications, Inc.	115,095	6,143,771

		20,086,603

		74,037,860

Consumer, Cyclical — 8.8%
Airlines — 0.5%
Alaska Air Group, Inc.	3,493	309,934
American Airlines Group, Inc.	14,625	682,841
Delta Air Lines, Inc.	20,785	1,022,414
Southwest Airlines Co.	17,376	866,020

		2,881,209

Apparel — 0.6%
Hanesbrands, Inc.	10,801	232,978
Michael Kors Holdings Ltd. (a)	4,690	201,576

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Nike, Inc. Class B	37,752	$1,918,934
Ralph Lauren Corp.	1,565	141,351
Under Armour, Inc. Class A (a)	5,090	147,864
Under Armour, Inc. Class C (a)	5,116	128,770
VF Corp.	9,375	500,156

		3,271,629

Auto Manufacturers — 0.6%
Ford Motor Co.	110,308	1,338,036
General Motors Co.	39,195	1,365,554
PACCAR, Inc.	9,895	632,291

		3,335,881

Automotive & Parts — 0.2%
BorgWarner, Inc.	5,593	220,588
Delphi Automotive PLC	7,673	516,776
The Goodyear Tire & Rubber Co.	7,286	224,919

		962,283

Distribution & Wholesale — 0.3%
Fastenal Co.	8,170	383,826
Genuine Parts Co.	4,208	402,032
LKQ Corp. (a)	8,744	268,004
W.W. Grainger, Inc.	1,543	358,362

		1,412,224

Home Builders — 0.1%
D.R. Horton, Inc.	9,648	263,680
Lennar Corp. Class A	5,542	237,918
PulteGroup, Inc.	8,579	157,682

		659,280

Home Furnishing — 0.1%
Harman International Industries, Inc.	1,937	215,317
Whirlpool Corp.	2,133	387,715

		603,032

Housewares — 0.1%
Newell Brands, Inc.	13,629	608,535

Leisure Time — 0.2%
Carnival Corp.	11,844	616,598
Harley-Davidson, Inc.	4,964	289,600
Royal Caribbean Cruises Ltd.	4,743	389,116

		1,295,314

Lodging — 0.2%
Marriott International, Inc. Class A	9,041	747,510
Wyndham Worldwide Corp.	3,051	233,005
Wynn Resorts Ltd.	2,204	190,668

		1,171,183

Retail — 5.7%
Advance Auto Parts, Inc.	2,084	352,446
AutoNation, Inc. (a)	1,842	89,613
AutoZone, Inc. (a)	812	641,310
Bed Bath & Beyond, Inc.	4,286	174,183
Best Buy Co., Inc.	7,662	326,938

	Number of Shares	Value
CarMax, Inc. (a)	5,421	$349,058
Chipotle Mexican Grill, Inc. (a)	826	311,666
Coach, Inc.	7,959	278,724
Costco Wholesale Corp.	12,342	1,976,078
CVS Health Corp.	30,111	2,376,059
Darden Restaurants, Inc.	3,477	252,847
Dollar General Corp.	7,189	532,489
Dollar Tree, Inc. (a)	6,678	515,408
Foot Locker, Inc.	3,849	272,856
The Gap, Inc.	6,083	136,503
The Home Depot, Inc.	34,403	4,612,754
Kohl’s Corp.	4,985	246,159
L Brands, Inc.	6,798	447,580
Lowe’s Cos., Inc.	24,575	1,747,774
Macy’s, Inc.	8,562	306,605
McDonald’s Corp.	23,446	2,853,847
Nordstrom, Inc.	3,225	154,574
O’Reilly Automotive, Inc. (a)	2,670	743,355
PVH Corp.	2,227	200,965
Ross Stores, Inc.	11,214	735,638
Signet Jewelers Ltd.	1,932	182,110
Staples, Inc.	18,060	163,443
Starbucks Corp.	41,091	2,281,372
Target Corp.	15,886	1,147,446
Tiffany & Co.	2,982	230,896
The TJX Cos., Inc.	18,428	1,384,496
Tractor Supply Co.	3,711	281,331
Ulta Salon Cosmetics & Fragrance, Inc. (a)	1,657	422,436
Urban Outfitters, Inc. (a)	2,471	70,374
Wal-Mart Stores, Inc.	42,508	2,938,153
Walgreens Boots Alliance, Inc.	24,162	1,999,647
Yum! Brands, Inc.	9,841	623,231

		32,360,364

Textiles — 0.1%
Cintas Corp.	2,432	281,042
Mohawk Industries, Inc. (a)	1,784	356,229

		637,271

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	3,133	243,716
Mattel, Inc.	9,701	267,263

		510,979

		49,709,184

Consumer, Non-cyclical — 22.0%
Agriculture — 1.7%
Altria Group, Inc.	55,022	3,720,587
Archer-Daniels-Midland Co.	16,301	744,141
Philip Morris International, Inc.	43,771	4,004,609
Reynolds American, Inc.	23,345	1,308,254

		9,777,591

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Beverages — 2.0%
Brown-Forman Corp. Class B	5,217	$234,348
The Coca-Cola Co.	109,548	4,541,860
Constellation Brands, Inc. Class A	5,027	770,689
Dr. Pepper Snapple Group, Inc.	5,225	473,751
Molson Coors Brewing Co. Class B	5,202	506,207
Monster Beverage Corp. (a)	11,443	507,382
PepsiCo, Inc.	40,464	4,233,748

		11,267,985

Biotechnology — 2.2%
Alexion Pharmaceuticals, Inc. (a)	6,332	774,720
Amgen, Inc.	21,005	3,071,141
Biogen, Inc. (a)	6,143	1,742,032
Celgene Corp. (a)	21,887	2,533,420
Gilead Sciences, Inc.	37,199	2,663,821
Illumina, Inc. (a)	4,147	530,982
Regeneron Pharmaceuticals, Inc. (a)	2,135	783,737
Vertex Pharmaceuticals, Inc. (a)	7,009	516,353

		12,616,206

Commercial Services — 1.9%
Automatic Data Processing, Inc.	12,739	1,309,315
Equifax, Inc.	3,384	400,090
Global Payments, Inc.	4,363	302,836
H&R Block, Inc.	6,083	139,848
Moody’s Corp.	4,727	445,614
Paychex, Inc.	9,092	553,521
PayPal Holdings, Inc. (a)	31,688	1,250,725
Quanta Services, Inc. (a)	4,192	146,091
Robert Half International, Inc.	3,614	176,291
S&P Global, Inc.	7,314	786,548
Total System Services, Inc.	4,731	231,961
United Rentals, Inc. (a)	2,392	252,547
Verisk Analytics, Inc. (a)	4,365	354,307
Visa, Inc. Class A	52,733	4,114,229
The Western Union Co.	13,538	294,045

		10,757,968

Cosmetics & Personal Care — 1.6%
Colgate-Palmolive Co.	25,068	1,640,450
Coty, Inc. Class A	13,094	239,751
The Estee Lauder Cos., Inc. Class A	6,295	481,505
The Procter & Gamble Co.	75,539	6,351,319

		8,713,025

Foods — 1.7%
Campbell Soup Co.	5,514	333,432
Conagra Brands, Inc.	11,753	464,831
General Mills, Inc.	16,665	1,029,397
The Hershey Co.	3,964	409,997
Hormel Foods Corp.	7,700	268,037
The J.M. Smucker Co.	3,287	420,933
Kellogg Co.	7,110	524,078
The Kraft Heinz Co.	16,819	1,468,635

	Number of Shares	Value
The Kroger Co.	26,665	$920,209
McCormick & Co., Inc.	3,269	305,096
Mondelez International, Inc. Class A	43,592	1,932,433
Sysco Corp.	14,204	786,475
Tyson Foods, Inc. Class A	8,210	506,393
Whole Foods Market, Inc.	9,064	278,809

		9,648,755

Health Care – Products — 3.7%
Abbott Laboratories	41,569	1,596,665
Baxter International, Inc.	13,809	612,291
Becton, Dickinson & Co.	5,992	991,976
Boston Scientific Corp. (a)	38,411	830,830
C.R. Bard, Inc.	2,074	465,945
The Cooper Cos., Inc.	1,393	243,677
Edwards Lifesciences Corp. (a)	6,036	565,573
Henry Schein, Inc. (a)	2,270	344,382
Hologic, Inc. (a)	7,877	316,025
Intuitive Surgical, Inc. (a)	1,096	695,050
Johnson & Johnson	76,805	8,848,704
Medtronic PLC	38,764	2,761,160
St. Jude Medical, Inc.	8,062	646,492
Stryker Corp.	8,770	1,050,734
Varian Medical Systems, Inc. (a)	2,670	239,713
Zimmer Biomet Holdings, Inc.	5,656	583,699

		20,792,916

Health Care – Services — 2.3%
Aetna, Inc.	9,904	1,228,195
Anthem, Inc.	7,436	1,069,074
Centene Corp. (a)	4,859	274,582
Cigna Corp.	7,248	966,811
DaVita, Inc. (a)	4,404	282,737
DENTSPLY SIRONA, Inc.	6,469	373,455
Envision Healthcare Corp. (a)	3,364	212,908
HCA Holdings, Inc. (a)	8,293	613,848
Humana, Inc.	4,209	858,762
Laboratory Corporation of America Holdings (a)	2,905	372,944
Quest Diagnostics, Inc.	3,935	361,626
Thermo Fisher Scientific, Inc.	11,149	1,573,124
UnitedHealth Group, Inc.	26,867	4,299,795
Universal Health Services, Inc. Class B	2,501	266,056

		12,753,917

Household Products — 0.4%
Avery Dennison Corp.	2,466	173,163
Church & Dwight Co., Inc.	7,308	322,940
The Clorox Co.	3,651	438,193
Kimberly-Clark Corp.	10,110	1,153,753

		2,088,049

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Pharmaceuticals — 4.5%
AbbVie, Inc.	45,882	$2,873,131
Allergan PLC (a)	10,592	2,224,426
AmerisourceBergen Corp.	4,732	369,995
Bristol-Myers Squibb Co.	47,187	2,757,608
Cardinal Health, Inc.	9,075	653,128
Eli Lilly & Co.	27,431	2,017,550
Endo International PLC (a)	5,503	90,634
Express Scripts Holding Co. (a)	17,408	1,197,496
Mallinckrodt PLC (a)	2,990	148,962
McKesson Corp.	6,383	896,492
Mead Johnson Nutrition Co.	5,223	369,580
Merck & Co., Inc.	77,844	4,582,676
Mylan NV (a)	13,001	495,988
Patterson Cos., Inc.	2,331	95,641
Perrigo Co. PLC	4,060	337,914
Pfizer, Inc.	171,335	5,564,961
Zoetis, Inc.	13,943	746,369

		25,422,551

		123,838,963

Diversified — 0.0%
Holding Company – Diversified — 0.0%
Leucadia National Corp.	9,032	209,994

Energy — 7.3%
Energy – Alternate Sources — 0.0%
First Solar, Inc. (a)	2,224	71,368

Oil & Gas — 5.7%
Anadarko Petroleum Corp.	15,780	1,100,339
Apache Corp.	10,713	679,954
Cabot Oil & Gas Corp.	13,224	308,913
Chesapeake Energy Corp. (a)	20,690	145,244
Chevron Corp.	53,297	6,273,057
Cimarex Energy Co.	2,689	365,435
Concho Resources, Inc. (a)	4,148	550,025
ConocoPhillips	34,986	1,754,198
Devon Energy Corp.	14,784	675,185
EOG Resources, Inc.	16,274	1,645,301
EQT Corp.	4,899	320,395
Exxon Mobil Corp.	117,076	10,567,280
Helmerich & Payne, Inc.	3,088	239,011
Hess Corp.	7,582	472,283
Marathon Oil Corp.	23,929	414,211
Marathon Petroleum Corp.	14,905	750,467
Murphy Oil Corp.	4,493	139,867
Newfield Exploration Co. (a)	5,513	223,277
Noble Energy, Inc.	12,106	460,754
Occidental Petroleum Corp.	21,578	1,537,001
Phillips 66	12,501	1,080,211
Pioneer Natural Resources Co.	4,791	862,715
Range Resources Corp.	5,218	179,291
Southwestern Energy Co. (a)	13,698	148,212
Tesoro Corp.	3,297	288,323

	Number of Shares	Value
Valero Energy Corp.	12,782	$873,266

		32,054,215

Oil & Gas Services — 1.1%
Baker Hughes, Inc.	11,934	775,352
FMC Technologies, Inc. (a)	6,462	229,595
Halliburton Co.	24,379	1,318,660
National Oilwell Varco, Inc.	10,664	399,260
Schlumberger Ltd.	39,273	3,296,969
Transocean Ltd. (a)	10,769	158,735

		6,178,571

Pipelines — 0.5%
Kinder Morgan, Inc.	54,208	1,122,648
ONEOK, Inc.	5,962	342,278
Spectra Energy Corp.	19,804	813,746
The Williams Cos., Inc.	19,293	600,784

		2,879,456

		41,183,610

Financial — 17.2%
Banks — 6.1%
Bank of America Corp.	285,332	6,305,837
The Bank of New York Mellon Corp.	29,859	1,414,719
BB&T Corp.	22,927	1,078,028
Capital One Financial Corp.	13,622	1,188,383
Citigroup, Inc.	80,494	4,783,758
Citizens Financial Group, Inc.	14,425	513,963
Comerica, Inc.	4,832	329,108
Fifth Third Bancorp	21,354	575,917
The Goldman Sachs Group, Inc.	10,443	2,500,576
Huntington Bancshares, Inc.	30,689	405,709
KeyCorp	30,532	557,820
M&T Bank Corp.	4,399	688,136
Northern Trust Corp.	5,912	526,464
The PNC Financial Services Group, Inc.	13,742	1,607,264
Regions Financial Corp.	34,784	499,498
State Street Corp.	10,240	795,853
SunTrust Banks, Inc.	13,871	760,824
U.S. Bancorp	45,113	2,317,455
Wells Fargo & Co.	127,627	7,033,524
Zions Bancorp	5,699	245,285

		34,128,121

Diversified Financial — 4.3%
Affiliated Managers Group, Inc. (a)	1,562	226,959
Alliance Data Systems Corp.	1,625	371,313
American Express Co.	21,706	1,607,980
Ameriprise Financial, Inc.	4,465	495,347
BlackRock, Inc.	3,432	1,306,013
The Charles Schwab Corp.	34,063	1,344,467
CME Group, Inc.	9,580	1,105,053
Discover Financial Services	11,132	802,506

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
E*TRADE Financial Corp. (a)	7,826	$271,171
Franklin Resources, Inc.	9,780	387,092
Intercontinental Exchange, Inc.	16,819	948,928
Invesco Ltd.	11,639	353,127
JP Morgan Chase & Co.	101,031	8,717,965
MasterCard, Inc. Class A	26,874	2,774,740
Morgan Stanley	40,725	1,720,631
Nasdaq, Inc.	3,189	214,046
Navient Corp.	8,609	141,446
Synchrony Financial	22,181	804,505
T. Rowe Price Group, Inc.	6,877	517,563

		24,110,852

Insurance — 4.2%
Aflac, Inc.	11,525	802,140
The Allstate Corp.	10,409	771,515
American International Group, Inc.	27,558	1,799,813
Aon PLC	7,435	829,226
Arthur J. Gallagher & Co.	5,055	262,658
Assurant, Inc.	1,584	147,090
Berkshire Hathaway, Inc. Class B (a)	53,610	8,737,358
Chubb Ltd.	13,137	1,735,660
Cincinnati Financial Corp.	4,254	322,241
The Hartford Financial Services Group, Inc.	10,673	508,568
Lincoln National Corp.	6,456	427,839
Loews Corp.	7,826	366,492
Marsh & McLennan Cos., Inc.	14,549	983,367
MetLife, Inc.	31,036	1,672,530
Principal Financial Group, Inc.	7,555	437,132
The Progressive Corp.	16,389	581,809
Prudential Financial, Inc.	12,142	1,263,497
Torchmark Corp.	3,098	228,508
The Travelers Cos., Inc.	8,022	982,053
Unum Group	6,516	286,248
Willis Towers Watson PLC	3,603	440,575
XL Group Ltd.	7,635	284,480

		23,870,799

Real Estate — 0.0%
CBRE Group, Inc. Class A (a)	8,517	268,200

Real Estate Investment Trusts (REITS) — 2.6%
American Tower Corp.	12,001	1,268,266
Apartment Investment & Management Co. Class A	4,506	204,798
AvalonBay Communities, Inc.	3,859	683,622
Boston Properties, Inc.	4,324	543,873
Crown Castle International Corp.	10,203	885,314
Digital Realty Trust, Inc.	4,484	440,598
Equity Residential	10,283	661,814
Essex Property Trust, Inc.	1,849	429,892
Extra Space Storage, Inc.	3,586	276,983
Federal Realty Investment Trust	2,019	286,920
General Growth Properties, Inc.	16,489	411,895

	Number of Shares	Value
HCP, Inc.	13,216	$392,780
Host Hotels & Resorts, Inc.	20,977	395,207
Iron Mountain, Inc.	7,014	227,815
Kimco Realty Corp.	12,039	302,901
The Macerich Co.	3,451	244,469
Mid-America Apartment Communities, Inc.	3,225	315,792
Prologis, Inc.	14,951	789,263
Public Storage	4,218	942,723
Realty Income Corp.	7,301	419,661
Simon Property Group, Inc.	8,853	1,572,913
SL Green Realty Corp.	2,850	306,518
UDR, Inc.	7,613	277,722
Ventas, Inc.	10,024	626,700
Vornado Realty Trust	4,839	505,046
Welltower, Inc.	10,224	684,292
Weyerhaeuser Co.	21,077	634,207

		14,731,984

Savings & Loans — 0.0%
People’s United Financial, Inc.	8,654	167,542

		97,277,498

Industrial — 9.8%
Aerospace & Defense — 2.1%
Arconic, Inc.	12,520	232,121
The Boeing Co.	16,201	2,522,172
General Dynamics Corp.	8,075	1,394,230
Harris Corp.	3,518	360,489
L3 Technologies, Inc.	2,189	332,969
Lockheed Martin Corp.	7,112	1,777,573
Northrop Grumman Corp.	4,972	1,156,388
Raytheon Co.	8,287	1,176,754
Rockwell Collins, Inc.	3,682	341,542
TransDigm Group, Inc.	1,418	353,025
United Technologies Corp.	21,612	2,369,107

		12,016,370

Airlines — 0.1%
United Continental Holdings, Inc. (a)	8,150	593,972

Building Materials — 0.2%
Fortune Brands Home & Security, Inc.	4,399	235,171
Martin Marietta Materials, Inc.	1,791	396,760
Masco Corp.	9,167	289,860

		921,791

Electrical Components & Equipment — 0.3%
Acuity Brands, Inc.	1,248	288,113
AMETEK, Inc.	6,596	320,566
Emerson Electric Co.	18,135	1,011,026

		1,619,705

Electronics — 0.8%
Agilent Technologies, Inc.	9,192	418,787

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Allegion PLC	2,662	$170,368
Amphenol Corp. Class A	8,718	585,850
FLIR Systems, Inc.	3,812	137,956
Fortive Corp.	8,493	455,480
Garmin Ltd.	3,198	155,071
Johnson Controls International PLC	26,457	1,089,764
Mettler-Toledo International, Inc. (a)	736	308,060
PerkinElmer, Inc.	3,040	158,536
TE Connectivity Ltd.	10,050	696,264
Waters Corp. (a)	2,289	307,619

		4,483,755

Engineering & Construction — 0.1%
Fluor Corp.	3,994	209,765
Jacobs Engineering Group, Inc. (a)	3,370	192,090

		401,855

Environmental Controls — 0.2%
Republic Services, Inc.	6,469	369,057
Stericycle, Inc. (a)	2,360	181,814
Waste Management, Inc.	11,496	815,181

		1,366,052

Hand & Machine Tools — 0.1%
Snap-on, Inc.	1,653	283,109
Stanley Black & Decker, Inc.	4,256	488,121

		771,230

Machinery – Construction & Mining — 0.4%
Caterpillar, Inc.	16,517	1,531,786
Ingersoll-Rand PLC	7,291	547,117

		2,078,903

Machinery – Diversified — 0.5%
Cummins, Inc.	4,358	595,608
Deere & Co.	8,168	841,631
Flowserve Corp.	3,620	173,941
Rockwell Automation, Inc.	3,645	489,888
Roper Technologies, Inc.	2,867	524,890
Xylem, Inc.	5,113	253,196

		2,879,154

Manufacturing — 3.2%
3M Co.	16,977	3,031,583
Danaher Corp.	17,180	1,337,291
Dover Corp.	4,401	329,767
Eaton Corp. PLC	12,742	854,861
General Electric Co.	249,771	7,892,764
Honeywell International, Inc.	21,517	2,492,744
Illinois Tool Works, Inc.	8,908	1,090,874
Leggett & Platt, Inc.	3,710	181,345
Parker Hannifin Corp.	3,767	527,380
Pentair PLC	4,748	266,220
Textron, Inc.	7,630	370,513

		18,375,342

	Number of Shares	Value
Packaging & Containers — 0.2%
Ball Corp.	4,938	$370,696
Sealed Air Corp.	5,459	247,511
WestRock Co.	7,116	361,279

		979,486

Transportation — 1.6%
C.H. Robinson Worldwide, Inc.	3,963	290,329
CSX Corp.	26,458	950,636
Expeditors International of Washington, Inc.	5,027	266,230
FedEx Corp.	6,910	1,286,642
J.B. Hunt Transport Services, Inc.	2,441	236,948
Kansas City Southern	3,079	261,253
Norfolk Southern Corp.	8,252	891,794
Ryder System, Inc.	1,485	110,543
Union Pacific Corp.	23,272	2,412,841
United Parcel Service, Inc. Class B	19,480	2,233,187

		8,940,403

		55,428,018

Technology — 12.6%
Computers — 4.9%
Accenture PLC Class A	17,514	2,051,415
Apple, Inc.	150,557	17,437,512
Cognizant Technology Solutions Corp. Class A (a)	17,132	959,906
CSRA, Inc.	4,043	128,729
Hewlett Packard Enterprise Co.	47,061	1,088,991
HP, Inc.	48,331	717,232
International Business Machines Corp.	24,428	4,054,804
NetApp, Inc.	7,736	272,849
Seagate Technology PLC	8,289	316,391
Teradata Corp. (a)	3,620	98,355
Western Digital Corp.	8,064	547,949

		27,674,133

Office Equipment/Supplies — 0.1%
Pitney Bowes, Inc.	5,212	79,170
Xerox Corp.	24,397	212,986

		292,156

Semiconductors — 3.2%
Analog Devices, Inc.	8,669	629,543
Applied Materials, Inc.	30,523	984,977
Broadcom Ltd.	11,221	1,983,536
Intel Corp.	133,820	4,853,651
KLA-Tencor Corp.	4,419	347,687
Lam Research Corp.	4,628	489,319
Linear Technology Corp.	6,793	423,544
Microchip Technology, Inc.	6,110	391,957
Micron Technology, Inc. (a)	29,422	644,930
NVIDIA Corp.	15,218	1,624,369
Qorvo, Inc. (a)	3,550	187,192

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
QUALCOMM, Inc.	41,702	$2,718,970
Skyworks Solutions, Inc.	5,203	388,456
Texas Instruments, Inc.	28,227	2,059,724
Xilinx, Inc.	7,149	431,585

		18,159,440

Software — 4.4%
Activision Blizzard, Inc.	19,393	700,281
Adobe Systems, Inc. (a)	14,039	1,445,315
Autodesk, Inc. (a)	5,532	409,423
CA, Inc.	8,941	284,056
Cerner Corp. (a)	8,535	404,303
Citrix Systems, Inc. (a)	4,405	393,411
The Dun & Bradstreet Corp.	1,068	129,570
Electronic Arts, Inc. (a)	8,561	674,264
Fidelity National Information Services, Inc.	9,272	701,334
Fiserv, Inc. (a)	6,133	651,815
Intuit, Inc.	6,882	788,746
Microsoft Corp.	219,522	13,641,097
Oracle Corp.	84,616	3,253,485
Red Hat, Inc. (a)	5,028	350,452
Salesforce.com, Inc. (a)	18,026	1,234,060

		25,061,612

		71,187,341

Utilities — 3.1%
Electric — 2.8%
The AES Corp.	18,859	219,142
Alliant Energy Corp.	6,496	246,133
Ameren Corp.	6,872	360,505
American Electric Power Co., Inc.	13,865	872,940
CenterPoint Energy, Inc.	12,243	301,668
CMS Energy Corp.	7,916	329,464
Consolidated Edison, Inc.	8,579	632,101
Dominion Resources, Inc.	17,668	1,353,192
DTE Energy Co.	5,055	497,968
Duke Energy Corp.	19,433	1,508,390
Edison International	9,175	660,508
Entergy Corp.	5,066	372,199
Eversource Energy	8,952	494,419
Exelon Corp.	26,098	926,218
FirstEnergy Corp.	12,035	372,724
NextEra Energy, Inc.	13,185	1,575,080
NRG Energy, Inc.	8,745	107,214
PG&E Corp.	14,256	866,337
Pinnacle West Capital Corp.	3,179	248,057
PPL Corp.	19,115	650,866
Public Service Enterprise Group, Inc.	14,266	625,992
SCANA Corp.	4,065	297,883
The Southern Co.	27,643	1,359,759
WEC Energy Group, Inc.	8,886	521,164
Xcel Energy, Inc.	14,296	581,847

		15,981,770

	Number of Shares	Value
Gas — 0.2%
NiSource, Inc.	9,255	$204,906
Sempra Energy	7,030	707,499

		912,405

Water — 0.1%
American Water Works Co., Inc.	5,031	364,043

		17,258,218

TOTAL COMMON STOCK (Cost $334,711,231)		544,030,340

TOTAL EQUITIES (Cost $334,711,231)		544,030,340

TOTAL LONG-TERM INVESTMENTS (Cost $334,711,231)		544,030,340

	Principal Amount
SHORT-TERM INVESTMENTS — 3.5%
Repurchase Agreement — 3.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/16, 0.010%, due 1/03/17 (b)	$18,414,468	18,414,468

Time Deposit — 0.0%
Euro Time Deposit 0.010% 1/03/17	7,777	7,777

U.S. Treasury Bill — 0.2%
U.S. Treasury Bill (c) 0.000% 3/02/17	1,205,000	1,204,060

TOTAL SHORT-TERM INVESTMENTS (Cost $19,626,319)		19,626,305

TOTAL INVESTMENTS — 99.9% (Cost $354,337,550) (d)		563,656,645

Other Assets/(Liabilities) — 0.1%		317,910

NET ASSETS — 100.0%		$563,974,555

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Maturity value of $18,414,488. Collateralized by U.S. Government Agency obligations with a rate of 3.125%, maturity date of 5/15/21, and an aggregate market value, including accrued interest, of $18,784,606.
(c)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Focused Equity Fund – Portfolio of Investments

December 31, 2016

	Number of Shares	Value
EQUITIES — 97.8%

COMMON STOCK — 97.8%
Communications — 24.5%
Internet — 10.5%
Alphabet, Inc. Class C (a)	10,500	$8,104,110
CDW Corp.	118,000	6,146,620

		14,250,730

Media — 9.8%
Charter Communications, Inc. Class A (a)	26,700	7,687,464
Tribune Media Co. Class A	161,500	5,649,270

		13,336,734

Telecommunications — 4.2%
CommScope Holding Co., Inc. (a)	151,000	5,617,200

		33,204,664

Consumer, Cyclical — 15.9%
Auto Manufacturers — 6.7%
General Motors Co.	264,000	9,197,760

Retail — 9.2%
CarMax, Inc. (a)	105,700	6,806,023
Tiffany & Co.	73,000	5,652,390

		12,458,413

		21,656,173

Consumer, Non-cyclical — 14.0%
Health Care – Products — 4.8%
Baxter International, Inc.	146,500	6,495,810

Health Care – Services — 5.3%
HCA Holdings, Inc. (a)	97,500	7,216,950

Pharmaceuticals — 3.9%
Quintiles IMS Holdings, Inc. (a)	70,000	5,323,500

		19,036,260

Financial — 34.5%
Banks — 10.3%
The Goldman Sachs Group, Inc.	17,500	4,190,375
Wells Fargo & Co.	177,500	9,782,025

		13,972,400

Diversified Financial — 10.5%
BlackRock, Inc.	16,300	6,202,802
JP Morgan Chase & Co.	93,500	8,068,115

		14,270,917

Insurance — 10.1%
American International Group, Inc.	117,000	7,641,270
Aon PLC	55,000	6,134,150

		13,775,420

	Number of Shares	Value
Real Estate — 3.6%
CBRE Group, Inc. Class A (a)	154,000	$4,849,460

		46,868,197

Industrial — 8.9%
Machinery – Construction & Mining — 4.5%
Caterpillar, Inc.	66,000	6,120,840

Machinery – Diversified — 4.4%
Cummins, Inc.	43,200	5,904,144

		12,024,984

TOTAL COMMON STOCK (Cost $106,580,396)		132,790,278

TOTAL EQUITIES (Cost $106,580,396)		132,790,278

TOTAL LONG-TERM INVESTMENTS (Cost $106,580,396)		132,790,278

	Principal Amount
SHORT-TERM INVESTMENTS — 2.3%
Repurchase Agreement — 2.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/16, 0.010%, due 1/03/17 (b)	$3,141,952	3,141,952

TOTAL SHORT-TERM INVESTMENTS (Cost $3,141,952)		3,141,952

TOTAL INVESTMENTS — 100.1% (Cost $109,722,348) (c)		135,932,230

Other Assets/(Liabilities) — (0.1)%		(114,098)

NET ASSETS — 100.0%		$135,818,132

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Maturity value of $3,141,955. Collateralized by U.S. Government Agency obligations with a rate of 1.625%, maturity date of 4/30/19, and an aggregate market value, including accrued interest, of $3,205,401.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Foreign Fund – Portfolio of Investments

December 31, 2016

	Number of Shares	Value
EQUITIES — 97.3%

COMMON STOCK — 97.3%
Bermuda — 0.4%
Kunlun Energy Co. Ltd	1,700,000	$1,269,101

Brazil — 0.5%
Embraer SA Sponsored ADR (Brazil)	84,639	1,629,301

Canada — 0.5%
Silver Wheaton Corp.	95,700	1,848,924

Cayman Islands — 2.4%
Baidu, Inc. Sponsored ADR (Cayman Islands) (a)	20,070	3,299,709
Cheung Kong Property Holdings Ltd.	367,254	2,227,089
CK Hutchison Holdings Ltd.	288,754	3,259,774

		8,786,572

China — 3.5%
China Life Insurance Co. Ltd.	1,251,000	3,236,332
China Telecom Corp. Ltd. Class H	11,037,643	5,083,250
CRRC Corp. Ltd.	1,616,100	1,445,489
Sinopharm Group Co. Ltd. Class H	568,800	2,333,650
Weichai Power Co. Ltd. Class H	273,100	418,823

		12,517,544

France — 10.1%
AXA SA	216,747	5,469,374
BNP Paribas	114,450	7,290,625
Cie Generale des Etablissements Michelin Class B	33,060	3,677,223
Compagnie de Saint-Gobain	96,920	4,513,212
Credit Agricole SA	208,930	2,590,231
Sanofi	76,358	6,175,520
Total SA	95,472	4,873,629
Zodiac Aerospace	73,100	1,678,120

		36,267,934

Germany — 13.1%
Bayer AG	55,810	5,822,432
Deutsche Boerse AG (a)	31,620	2,576,023
Deutsche Lufthansa AG	128,000	1,653,933
Deutsche Post AG	66,911	2,197,239
HeidelbergCement AG	48,930	4,564,902
Infineon Technologies AG	273,297	4,736,742
Innogy SE (a) (b)	88,140	3,064,535
Lanxess AG	75,100	4,920,719
Merck KGaA	50,900	5,311,964
Metro AG	83,660	2,776,382
MorphoSys AG (a) (c)	20,350	1,042,262
SAP AG Sponsored ADR (Germany)	40,788	3,525,307
Siemens AG	37,896	4,658,249

		46,850,689

Hong Kong — 1.9%
AIA Group Ltd.	485,200	2,715,308

	Number of Shares	Value
China Mobile Ltd.	382,500	$4,010,807

		6,726,115

Ireland — 1.5%
CRH PLC	160,802	5,557,675

Israel — 1.7%
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	171,799	6,227,714

Italy — 1.9%
Eni SpA	371,293	6,019,797
UniCredit SpA (c)	331,247	952,264

		6,972,061

Japan — 11.7%
IHI Corp. (a)	607,000	1,573,805
Inpex Corp.	304,100	3,036,035
Konica Minolta Holding, Inc.	446,100	4,419,131
Nissan Motor Co. Ltd.	517,770	5,194,532
Omron Corp.	120,100	4,596,429
Panasonic Corp.	330,300	3,352,215
SoftBank Group Corp.	83,700	5,525,652
Sumitomo Metal Mining Co. Ltd.	226,000	2,906,826
Sumitomo Rubber Industries Ltd.	121,700	1,925,148
Suntory Beverage & Food Ltd.	129,100	5,340,690
Toshiba Corp. (a)	1,046,000	2,527,186
Toyota Motor Corp. Sponsored ADR (Japan)	14,919	1,748,507

		42,146,156

Luxembourg — 0.6%
Subsea 7 SA (a)	168,800	2,133,713

Netherlands — 4.9%
Akzo Nobel NV	75,670	4,725,701
ING Groep NV	378,890	5,332,090
NN Group NV	63,590	2,153,331
QIAGEN NV (a)	84,700	2,376,289
SBM Offshore NV	191,128	2,992,046

		17,579,457

Norway — 1.8%
Telenor ASA	316,016	4,711,672
Yara International ASA	44,800	1,764,143

		6,475,815

Portugal — 1.0%
Galp Energia SGPS SA	242,320	3,602,107

Republic of Korea — 5.9%
Hana Financial Group, Inc.	79,353	2,048,480
Hyundai Mobis	18,195	3,968,332
Hyundai Motor Co.	14,936	1,794,455
KB Financial Group, Inc. Sponsored ADR (Republic of Korea) (a)	80,916	2,855,526

The accompanying notes are an integral part of the financial statements.

MML Foreign Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Samsung Electronics Co., Ltd.	7,180	$10,608,866

		21,275,659

Singapore — 3.3%
DBS Group Holdings, Ltd.	385,379	4,597,858
Singapore Telecommunications Ltd.	340,700	853,466
Singapore Telecommunications Ltd.	1,468,000	3,684,117
United Overseas Bank Ltd.	201,500	2,827,814

		11,963,255

Spain — 1.1%
Telefonica SA Sponsored ADR (Spain) (c)	432,139	3,975,679

Sweden — 0.6%
Getinge AB Class B	128,140	2,052,481

Switzerland — 5.9%
ABB Ltd.	99,000	2,084,086
Novartis AG	54,480	3,962,802
Roche Holding AG	31,790	7,243,453
Swiss Re AG	40,730	3,858,799
UBS Group AG	257,960	4,038,346

		21,187,486

Taiwan — 1.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	641,275	3,591,164

Thailand — 1.0%
Bangkok Bank PCL	792,100	3,559,625

United Kingdom — 21.0%
Aviva PLC	657,655	3,924,297
BAE Systems PLC	633,010	4,597,031
Barclays PLC	1,857,820	5,103,376
BP PLC	1,648,784	10,244,707
GlaxoSmithKline PLC	251,884	4,810,269
Glencore PLC (a)	721,150	2,423,853
HSBC Holdings PLC	781,600	6,278,950
Johnson Matthey PLC	61,620	2,407,748
Kingfisher PLC	789,544	3,400,070
LivaNova PLC (a)	50,930	2,290,322
Petrofac Ltd.	190,850	2,039,585
Royal Dutch Shell PLC Class A	2,397	66,049
Royal Dutch Shell PLC Class B	351,154	10,020,465
Sky PLC	398,860	4,852,589
Standard Chartered PLC (a)	553,782	4,535,682
Tesco PLC (a)	1,373,370	3,495,891
Vodafone Group PLC Sponsored ADR (United Kingdom)	195,308	4,771,374

		75,262,258

TOTAL COMMON STOCK (Cost $346,917,243)		349,458,485

TOTAL EQUITIES (Cost $346,917,243)		349,458,485

	Number of Shares	Value
MUTUAL FUNDS — 0.6%
United States — 0.6%
State Street Navigator Securities Lending Prime Portfolio (d)	2,095,368	$2,095,368

TOTAL MUTUAL FUNDS (Cost $2,095,368)		2,095,368

TOTAL LONG-TERM INVESTMENTS (Cost $349,012,611)		351,553,853

	Principal Amount

SHORT-TERM INVESTMENTS — 2.6%
Repurchase Agreement — 2.6%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/16, 0.010%, due 1/03/17 (e)	$9,225,651	9,225,651

TOTAL SHORT-TERM INVESTMENTS (Cost $9,225,651)		9,225,651

TOTAL INVESTMENTS — 100.5% (Cost $358,238,262) (f)		360,779,504

Other Assets/(Liabilities) — (0.5)%		(1,711,971)

NET ASSETS — 100.0%		$359,067,533

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, these securities amounted to a value of $3,064,535 or 0.85% of net assets.
(c)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2016, was $1,993,224 or 0.56% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(d)	Represents investment of security lending collateral. (Note 2).
(e)	Maturity value of $9,225,661. Collateralized by U.S. Government Agency obligations with rates ranging from 1.500% – 3.125%, maturity dates ranging from 5/15/19 – 11/30/19, and an aggregate market value, including accrued interest, of $9,411,933.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Fundamental Growth Fund – Portfolio of Investments

December 31, 2016

	Number of Shares	Value
EQUITIES — 99.9%

COMMON STOCK — 99.9%
Basic Materials — 2.4%
Chemicals — 0.4%
The Sherwin-Williams Co.	2,304	$619,177

Iron & Steel — 0.8%
Nucor Corp.	23,992	1,428,004

Mining — 1.2%
Rio Tinto PLC Sponsored ADR (United Kingdom)	50,946	1,959,383

		4,006,564

Communications — 22.4%
Advertising — 0.8%
Omnicom Group, Inc.	15,708	1,336,908

Internet — 16.7%
Alibaba Group Holding Ltd. Sponsored ADR (Cayman Islands) (a)	11,684	1,025,972
Alphabet, Inc. Class C (a)	11,772	9,085,865
Amazon.com, Inc. (a)	5,523	4,141,532
Baidu, Inc. Sponsored ADR (Cayman Islands) (a)	3,619	595,000
eBay, Inc. (a)	64,714	1,921,359
F5 Networks, Inc. (a)	11,927	1,726,075
Facebook, Inc. Class A (a)	45,261	5,207,278
GoDaddy, Inc. Class A (a)	5,343	186,738
Netflix, Inc. (a)	7,060	874,028
The Priceline Group, Inc. (a)	1,668	2,445,388
Yandex NV Class A (a)	57,128	1,149,987

		28,359,222

Media — 4.1%
Comcast Corp. Class A	53,189	3,672,700
Discovery Communications, Inc. Series A (a)	31,238	856,234
FactSet Research Systems, Inc.	3,510	573,639
Scripps Networks Interactive Class A	19,848	1,416,552
Viacom, Inc. Class B	14,748	517,655

		7,036,780

Telecommunications — 0.8%
Cisco Systems, Inc.	42,252	1,276,855

		38,009,765

Consumer, Cyclical — 5.0%
Lodging — 1.1%
Las Vegas Sands Corp.	24,858	1,327,666
Wyndham Worldwide Corp.	6,498	496,252

		1,823,918

Retail — 3.9%
Dollar General Corp.	9,828	727,960
The Home Depot, Inc.	25,118	3,367,821

	Number of Shares	Value
O’Reilly Automotive, Inc. (a)	2,218	$617,513
Ross Stores, Inc.	9,433	618,805
The TJX Cos., Inc.	12,819	963,092
Wal-Mart Stores, Inc.	4,714	325,832

		6,621,023

		8,444,941

Consumer, Non-cyclical — 24.6%
Beverages — 2.3%
PepsiCo, Inc.	36,998	3,871,101

Biotechnology — 3.5%
Amgen, Inc.	23,052	3,370,433
Celgene Corp. (a)	2,863	331,392
Gilead Sciences, Inc.	30,692	2,197,854

		5,899,679

Commercial Services — 7.7%
Experian PLC	42,642	825,387
Gartner, Inc. (a)	8,994	909,023
Global Payments, Inc.	12,916	896,499
IHS Markit Ltd. (a)	47,388	1,678,009
Paychex, Inc.	23,098	1,406,206
PayPal Holdings, Inc. (a)	47,146	1,860,853
Vantiv, Inc. Class A (a)	25,335	1,510,473
Verisk Analytics, Inc. (a)	6,529	529,959
Visa, Inc. Class A	44,480	3,470,330

		13,086,739

Cosmetics & Personal Care — 0.5%
Colgate-Palmolive Co.	13,754	900,062

Foods — 1.1%
BRF SA Sponsored ADR (Brazil)	24,991	368,867
The Hershey Co.	9,479	980,413
Mondelez International, Inc. Class A	12,543	556,031

		1,905,311

Health Care – Products — 3.2%
Becton, Dickinson & Co.	6,344	1,050,249
C.R. Bard, Inc.	3,441	773,055
Johnson & Johnson	16,774	1,932,533
Medtronic PLC	13,138	935,820
Varian Medical Systems, Inc. (a)	7,421	666,257

		5,357,914

Health Care – Services — 2.5%
Aetna, Inc.	16,220	2,011,442
Anthem, Inc.	4,517	649,409
HCA Holdings, Inc. (a)	12,102	895,790
ICON PLC (a)	10,368	779,674

		4,336,315

Pharmaceuticals — 3.8%
Allergan PLC (a)	6,171	1,295,972
Bristol-Myers Squibb Co.	46,609	2,723,830

The accompanying notes are an integral part of the financial statements.

MML Fundamental Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Cardinal Health, Inc.	15,150	$1,090,345
Merck & Co., Inc.	21,486	1,264,881

		6,375,028

		41,732,149

Energy — 5.3%
Oil & Gas — 3.1%
BP PLC Sponsored ADR (United Kingdom)	47,186	1,763,813
Chevron Corp.	15,299	1,800,692
Pioneer Natural Resources Co.	9,325	1,679,153

		5,243,658

Oil & Gas Services — 2.2%
Baker Hughes, Inc.	28,486	1,850,735
Schlumberger Ltd.	22,723	1,907,596

		3,758,331

		9,001,989

Financial — 7.8%
Banks — 1.7%
Bank of America Corp.	86,105	1,902,920
Citigroup, Inc.	18,107	1,076,099

		2,979,019

Diversified Financial — 4.2%
Alliance Data Systems Corp.	4,232	967,012
Intercontinental Exchange, Inc.	31,090	1,754,098
JP Morgan Chase & Co.	18,801	1,622,338
MasterCard, Inc. Class A	27,186	2,806,955

		7,150,403

Insurance — 1.1%
American International Group, Inc.	28,181	1,840,501

Real Estate Investment Trusts (REITS) — 0.8%
Public Storage	5,988	1,338,318

		13,308,241

Industrial — 7.6%
Electrical Components & Equipment — 0.5%
Emerson Electric Co.	15,113	842,550

Electronics — 0.5%
Fortive Corp.	14,434	774,095

Machinery – Construction & Mining — 0.8%
Caterpillar, Inc.	15,330	1,421,704

Machinery – Diversified — 1.6%
Cummins, Inc.	11,055	1,510,887
Rockwell Automation, Inc.	9,044	1,215,514

		2,726,401

Manufacturing — 3.4%
Danaher Corp.	11,339	882,628
Dover Corp.	12,600	944,118
Honeywell International, Inc.	18,853	2,184,120

	Number of Shares	Value
Parker Hannifin Corp.	12,794	$1,791,160

		5,802,026

Transportation — 0.8%
C.H. Robinson Worldwide, Inc.	17,793	1,303,515

		12,870,291

Technology — 24.8%
Computers — 7.7%
Amdocs Ltd.	16,065	935,786
Apple, Inc.	92,194	10,677,909
Jack Henry & Associates, Inc.	15,677	1,391,804

		13,005,499

Internet — 1.4%
Check Point Software Technologies Ltd. (a)	27,705	2,339,964

Semiconductors — 6.3%
Cirrus Logic, Inc. (a)	11,578	654,620
Linear Technology Corp.	37,987	2,368,489
Maxim Integrated Products, Inc.	48,608	1,874,811
QUALCOMM, Inc.	33,016	2,152,643
Texas Instruments, Inc.	35,649	2,601,308
Xilinx, Inc.	17,589	1,061,848

		10,713,719

Software — 9.4%
Electronic Arts, Inc. (a)	13,895	1,094,370
Fiserv, Inc. (a)	8,828	938,240
Intuit, Inc.	6,577	753,790
Microsoft Corp.	146,805	9,122,463
Oracle Corp.	99,353	3,820,123
SS&C Technologies Holdings, Inc	6,854	196,024

		15,925,010

		41,984,192

TOTAL COMMON STOCK (Cost $146,764,755)		169,358,132

TOTAL EQUITIES (Cost $146,764,755)		169,358,132

TOTAL LONG-TERM INVESTMENTS (Cost $146,764,755)		169,358,132

The accompanying notes are an integral part of the financial statements.

MML Fundamental Growth Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.1%
Repurchase Agreement — 0.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/16, 0.010%, due 1/03/17 (b)	$129,588	$129,588

TOTAL SHORT-TERM INVESTMENTS (Cost $129,588)		129,588

TOTAL INVESTMENTS — 100.0% (Cost $146,894,343) (c)		169,487,720

Other Assets/(Liabilities) — (0.0)%		(41,443)

NET ASSETS — 100.0%		$169,446,277

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $129,588. Collateralized by U.S. Government Agency obligations with a rate of 1.625%, maturity date of 4/30/19, and an aggregate market value, including accrued interest, of $136,293.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Fundamental Value Fund – Portfolio of Investments

December 31, 2016

	Number of Shares	Value
EQUITIES — 99.7%

COMMON STOCK — 99.7%
Basic Materials — 2.7%
Chemicals — 2.0%
Agrium, Inc.	15,980	$1,606,789
The Dow Chemical Co.	55,480	3,174,566

		4,781,355

Forest Products & Paper — 0.7%
International Paper Co.	30,190	1,601,881

		6,383,236

Communications — 10.8%
Advertising — 0.8%
Nielsen Holdings PLC	46,980	1,970,811

Internet — 1.3%
eBay, Inc. (a)	39,820	1,182,256
Liberty Interactive Corp. QVC Group Class A (a)	87,480	1,747,850

		2,930,106

Media — 3.5%
CBS Corp. Class B	50,480	3,211,538
Comcast Corp. Class A	39,030	2,695,021
Thomson Reuters Corp.	54,010	2,364,558

		8,271,117

Telecommunications — 5.2%
Cisco Systems, Inc.	219,980	6,647,796
Nokia OYJ Sponsored ADR (Finland)	352,690	1,696,439
Verizon Communications, Inc.	70,590	3,768,094

		12,112,329

		25,284,363

Consumer, Cyclical — 6.3%
Home Builders — 1.0%
PulteGroup, Inc.	124,680	2,291,618

Leisure Time — 0.9%
Norwegian Cruise Line Holdings Ltd. (a)	50,260	2,137,558

Lodging — 1.7%
Hilton Worldwide Holdings, Inc.	143,900	3,914,080

Retail — 2.7%
CVS Health Corp.	10,430	823,031
The Home Depot, Inc.	15,130	2,028,631
Lowe’s Cos., Inc.	25,720	1,829,207
Signet Jewelers Ltd.	17,590	1,658,033

		6,338,902

		14,682,158

	Number of Shares	Value
Consumer, Non-cyclical — 15.9%
Agriculture — 2.7%
British American Tobacco PLC	50,559	$2,870,685
Philip Morris International, Inc.	37,280	3,410,747

		6,281,432

Biotechnology — 0.9%
Amgen, Inc.	14,740	2,155,135

Foods — 1.9%
The Kraft Heinz Co.	22,506	1,965,224
Mondelez International, Inc. Class A	56,480	2,503,758

		4,468,982

Health Care – Products — 1.4%
Medtronic PLC	46,889	3,339,904

Health Care – Services — 1.5%
UnitedHealth Group, Inc.	21,130	3,381,645

Pharmaceuticals — 7.5%
Allergan PLC (a)	12,360	2,595,724
AstraZeneca PLC Sponsored ADR (United Kingdom)	80,100	2,188,332
Bristol-Myers Squibb Co.	49,440	2,889,274
Merck & Co., Inc.	102,040	6,007,095
Pfizer, Inc.	35,899	1,165,999
Roche Holding AG	11,251	2,563,576

		17,410,000

		37,037,098

Energy — 12.3%
Oil & Gas — 10.7%
Anadarko Petroleum Corp.	21,510	1,499,892
Canadian Natural Resources Ltd.	55,350	1,764,558
Chevron Corp.	51,050	6,008,585
EOG Resources, Inc.	37,200	3,760,920
Exxon Mobil Corp.	40,840	3,686,218
Marathon Oil Corp.	167,704	2,902,956
Occidental Petroleum Corp.	22,150	1,577,745
Pioneer Natural Resources Co.	14,400	2,593,008
Southwestern Energy Co. (a)	101,550	1,098,771

		24,892,653

Oil & Gas Services — 1.6%
Halliburton Co.	69,040	3,734,374

		28,627,027

Financial — 28.3%
Banks — 13.2%
Bank of America Corp.	120,800	2,669,680
Citigroup, Inc.	105,280	6,256,790
The Goldman Sachs Group, Inc.	13,410	3,211,025
M&T Bank Corp.	21,390	3,346,038
The PNC Financial Services Group, Inc.	52,940	6,191,862

The accompanying notes are an integral part of the financial statements.

MML Fundamental Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Wells Fargo & Co.	163,450	$9,007,729

		30,683,124

Diversified Financial — 8.5%
BlackRock, Inc.	8,780	3,341,141
Intercontinental Exchange, Inc.	41,060	2,316,605
Invesco Ltd.	92,340	2,801,596
JP Morgan Chase & Co.	132,550	11,437,740

		19,897,082

Insurance — 6.6%
American International Group, Inc.	39,320	2,567,989
Chubb Ltd.	30,585	4,040,890
Marsh & McLennan Cos., Inc.	41,830	2,827,290
MetLife, Inc.	55,150	2,972,033
Principal Financial Group, Inc.	33,960	1,964,926
Unum Group	24,960	1,096,493

		15,469,621

		66,049,827

Industrial — 11.3%
Aerospace & Defense — 2.0%
Triumph Group, Inc.	45,770	1,212,905
United Technologies Corp.	31,460	3,448,645

		4,661,550

Building Materials — 1.0%
Fortune Brands Home & Security, Inc.	43,610	2,331,391

Machinery – Construction & Mining — 2.3%
Caterpillar, Inc.	22,720	2,107,053
Ingersoll-Rand PLC	44,550	3,343,032

		5,450,085

Manufacturing — 4.7%
3M Co.	15,300	2,732,121
Eaton Corp. PLC	55,080	3,695,317
General Electric Co.	144,320	4,560,512

		10,987,950

Transportation — 1.3%
Union Pacific Corp.	29,000	3,006,720

		26,437,696

Technology — 8.7%
Computers — 1.9%
Apple, Inc.	13,910	1,611,056
Cognizant Technology Solutions Corp. Class A (a)	47,340	2,652,460

		4,263,516

Semiconductors — 5.7%
Analog Devices, Inc.	19,300	1,401,566
Intel Corp.	138,220	5,013,239
Maxim Integrated Products, Inc.	78,580	3,030,831

	Number of Shares	Value
QUALCOMM, Inc.	59,730	$3,894,396

		13,340,032

Software — 1.1%
Microsoft Corp.	41,450	2,575,703

		20,179,251

Utilities — 3.4%
Electric — 3.4%
Dominion Resources, Inc.	16,550	1,267,565
Edison International	30,600	2,202,894
Eversource Energy	52,080	2,876,378
NextEra Energy, Inc.	12,350	1,475,331

		7,822,168

TOTAL COMMON STOCK (Cost $180,864,972)		232,502,824

TOTAL EQUITIES (Cost $180,864,972)		232,502,824

TOTAL LONG-TERM INVESTMENTS (Cost $180,864,972)		232,502,824

	Principal Amount
SHORT-TERM INVESTMENTS — 0.5%
Repurchase Agreement — 0.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/16, 0.010%, due 1/03/17 (b)	$1,151,582	1,151,582

Time Deposit — 0.0%
Euro Time Deposit 0.010% 1/03/17	18,060	18,060

TOTAL SHORT-TERM INVESTMENTS (Cost $1,169,642)		1,169,642

TOTAL INVESTMENTS — 100.2% (Cost $182,034,614) (c)		233,672,466

Other Assets/(Liabilities) — (0.2)%		(551,844)

NET ASSETS — 100.0%		$233,120,622

The accompanying notes are an integral part of the financial statements.

MML Fundamental Value Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $1,151,583. Collateralized by U.S. Government Agency obligations with a rate of 1.625%, maturity date of 4/30/19, and an aggregate market value, including accrued interest, of $1,176,155.
(c)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	82.3%
Ireland	5.6%
United Kingdom	3.0%
Switzerland	2.8%
Bermuda	2.8%
Canada	2.5%
Finland	0.7%

Total Long-Term Investments	99.7%
Short-Term Investments and Other Assets and Liabilities	0.3%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Global Fund – Portfolio of Investments

December 31, 2016

	Number of Shares	Value
EQUITIES — 99.4%

COMMON STOCK — 99.4%
Austria — 0.4%
Erste Group Bank AG	35,419	$1,037,021

Brazil — 0.5%
AMBEV SA	260,431	1,284,753

Canada — 1.7%
Canadian National Railway Co.	63,350	4,269,790

Cayman Islands — 0.2%
Sands China Ltd.	122,000	524,695

Czech Republic — 0.1%
Komercni Banka AS	9,190	316,486

Denmark — 0.8%
Carlsberg A/S Class B	23,137	1,996,744

France — 7.8%
Air Liquide	12,395	1,376,006
Danone SA	59,043	3,737,147
Hermes International	1,140	467,519
Legrand SA	35,020	1,983,264
LVMH Moet Hennessy Louis Vuitton SE	23,520	4,484,731
Pernod-Ricard SA	39,374	4,265,468
Schneider Electric SE	41,310	2,870,535

		19,184,670

Germany — 6.5%
Bayer AG	60,782	6,341,141
Brenntag AG	15,968	884,850
Deutsche Boerse AG (a)	16,768	1,366,058
Linde AG	19,525	3,201,595
Merck KGaA	20,694	2,159,642
MTU Aero Engines AG	17,009	1,962,336

		15,915,622

Ireland — 4.3%
Accenture PLC Class A	48,604	5,692,987
Medtronic PLC	68,737	4,896,136

		10,589,123

Israel — 1.0%
Check Point Software Technologies Ltd. (a)	27,287	2,304,660

Japan — 1.2%
Hoya Corp.	35,300	1,479,486
Kubota Corp.	103,100	1,467,704

		2,947,190

Mexico — 0.3%
Grupo Financiero Banorte SAB de CV Class O	158,353	779,938

	Number of Shares	Value
Netherlands — 2.9%
Akzo Nobel NV	42,876	$2,677,668
Heineken NV	29,090	2,178,936
Schlumberger Ltd.	27,379	2,298,467

		7,155,071

Republic of Korea — 0.8%
Samsung Electronics Co., Ltd.	1,283	1,895,707

Spain — 0.6%
Aena SA (b)	10,337	1,410,302

Sweden — 1.8%
Svenska Cellulosa AB Class B	159,281	4,491,288

Switzerland — 8.7%
Adecco Group AG	30,399	1,984,734
Cie Financiere Richemont SA	35,090	2,323,373
Julius Baer Group Ltd.	21,017	933,104
Nestle SA	88,330	6,335,566
Roche Holding AG	18,624	4,243,538
Sonova Holding AG	10,364	1,253,948
Swiss Re AG	8,186	775,549
UBS Group AG	232,720	3,643,216

		21,493,028

Thailand — 0.2%
Kasikornbank PCL	108,100	534,017

United Kingdom — 9.7%
Burberry Group PLC	75,168	1,385,548
Compass Group PLC	156,243	2,879,921
Delphi Automotive PLC	20,535	1,383,032
Diageo PLC	187,683	4,855,565
Reckitt Benckiser Group PLC	62,186	5,256,849
Sky PLC	158,789	1,931,850
Standard Chartered PLC (a)	86,861	711,424
Whitbread PLC	32,645	1,517,482
WPP PLC	181,842	4,065,204

		23,986,875

United States — 49.9%
3M Co.	23,896	4,267,109
American Express Co.	46,933	3,476,797
Amphenol Corp. Class A	24,157	1,623,350
AutoZone, Inc. (a)	2,467	1,948,412
The Bank of New York Mellon Corp.	93,251	4,418,232
Charter Communications, Inc. Class A (a)	5,828	1,677,998
Cisco Systems, Inc.	59,602	1,801,172
Cognizant Technology Solutions Corp. Class A (a)	31,040	1,739,171
Colgate-Palmolive Co.	46,316	3,030,919
The Cooper Cos., Inc.	14,765	2,582,841
Coty, Inc. Class A	172,560	3,159,574
DENTSPLY SIRONA, Inc.	19,863	1,146,691

The accompanying notes are an integral part of the financial statements.

MML Global Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
eBay, Inc. (a)	64,903	$1,926,970
Franklin Resources, Inc.	59,812	2,367,359
The Goldman Sachs Group, Inc.	12,726	3,047,241
Harley-Davidson, Inc.	24,109	1,406,519
Honeywell International, Inc.	52,256	6,053,858
International Flavors & Fragrances, Inc.	6,141	723,594
Johnson & Johnson	9,190	1,058,780
Kellogg Co.	46,021	3,392,208
Marriott International, Inc. Class A	10,902	901,377
Microchip Technology, Inc. (c)	23,638	1,516,378
Monsanto Co.	23,007	2,420,566
National Oilwell Varco, Inc.	23,007	861,382
NOW, Inc. (a)	13,449	275,301
Omnicom Group, Inc.	26,526	2,257,628
Oracle Corp.	106,615	4,099,347
PayPal Holdings, Inc. (a)	31,843	1,256,843
Praxair, Inc.	15,032	1,761,600
Sally Beauty Holdings, Inc. (a)	59,005	1,558,912
St. Jude Medical, Inc.	49,878	3,999,717
State Street Corp.	63,523	4,937,008
Stryker Corp.	41,867	5,016,085
Thermo Fisher Scientific, Inc.	46,373	6,543,230
Time Warner, Inc.	62,287	6,012,564
Union Pacific Corp.	11,817	1,225,187
United Parcel Service, Inc. Class B	34,514	3,956,685
United Technologies Corp.	25,676	2,814,603
Urban Outfitters, Inc. (a)	41,076	1,169,844
Visa, Inc. Class A	65,477	5,108,516
W.W. Grainger, Inc. (c)	7,223	1,677,542
The Walt Disney Co.	54,496	5,679,573
Waters Corp. (a)	15,127	2,032,917
Wynn Resorts Ltd.	4,919	425,543
Zimmer Biomet Holdings, Inc.	44,825	4,625,940

		122,983,083

TOTAL COMMON STOCK (Cost $213,125,706)		245,100,063

TOTAL EQUITIES (Cost $213,125,706)		245,100,063

MUTUAL FUNDS — 1.3%
United States — 1.3%
State Street Navigator Securities Lending Prime Portfolio (d)	3,209,958	3,209,958

TOTAL MUTUAL FUNDS (Cost $3,209,958)		3,209,958

TOTAL LONG-TERM INVESTMENTS (Cost $216,335,664)		248,310,021

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.5%
Repurchase Agreement — 0.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/16, 0.010%, due 1/03/17 (e)	$1,217,925	$1,217,925

Time Deposit — 0.0%
Euro Time Deposit 0.010% 1/03/17	18,129	18,129

TOTAL SHORT-TERM INVESTMENTS (Cost $1,236,054)		1,236,054

TOTAL INVESTMENTS — 101.2% (Cost $217,571,718) (f)		249,546,075

Other Assets/(Liabilities) — (1.2)%		(2,962,504)

NET ASSETS — 100.0%		$246,583,571

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, these securities amounted to a value of $1,410,302 or 0.57% of net assets.
(c)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2016, was $3,144,762 or 1.28% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(d)	Represents investment of security lending collateral. (Note 2).
(e)	Maturity value of $1,217,926. Collateralized by U.S. Government Agency obligations with a rate of 1.625%, maturity date of 4/30/19, and an aggregate market value, including accrued interest, of $1,246,825.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Growth & Income Fund – Portfolio of Investments

December 31, 2016

	Number of Shares	Value
EQUITIES — 99.3%

COMMON STOCK — 99.3%
Basic Materials — 3.6%
Chemicals — 3.6%
Monsanto Co.	20,328	$2,138,709
PPG Industries, Inc.	11,345	1,075,052
The Sherwin-Williams Co.	4,773	1,282,696

		4,496,457

Communications — 10.7%
Advertising — 0.7%
The Interpublic Group of Companies, Inc.	34,570	809,284

Internet — 4.6%
Alphabet, Inc. Class A (a)	4,140	3,280,743
Alphabet, Inc. Class C (a)	3,323	2,564,758

		5,845,501

Media — 5.4%
Comcast Corp. Class A	39,163	2,704,205
Time Warner, Inc.	18,315	1,767,947
Twenty-First Century Fox, Inc. Class A	44,528	1,248,565
The Walt Disney Co.	10,313	1,074,821

		6,795,538

		13,450,323

Consumer, Cyclical — 7.4%
Apparel — 1.3%
Nike, Inc. Class B	13,939	708,519
VF Corp.	17,836	951,551

		1,660,070

Distribution & Wholesale — 0.8%
W.W. Grainger, Inc.	4,414	1,025,151

Housewares — 1.7%
Newell Brands, Inc.	48,779	2,177,982

Retail — 3.6%
AutoZone, Inc. (a)	1,388	1,096,228
Costco Wholesale Corp.	6,961	1,114,526
Ross Stores, Inc.	21,568	1,414,861
Starbucks Corp.	15,930	884,434

		4,510,049

		9,373,252

Consumer, Non-cyclical — 26.3%
Beverages — 2.0%
Diageo PLC	38,975	1,008,326
Pernod-Ricard SA	14,069	1,524,124

		2,532,450

Commercial Services — 4.3%
Aramark	23,045	823,167

	Number of Shares	Value
Gartner, Inc. (a)	9,719	$982,299
Visa, Inc. Class A	47,079	3,673,104

		5,478,570

Cosmetics & Personal Care — 2.5%
Colgate-Palmolive Co.	19,525	1,277,716
Coty, Inc. Class A	24,232	443,688
The Estee Lauder Cos., Inc. Class A	9,223	705,467
The Procter & Gamble Co.	8,415	707,533

		3,134,404

Foods — 3.1%
Danone SA	23,829	1,508,265
Mondelez International, Inc. Class A	53,660	2,378,748

		3,887,013

Health Care – Products — 5.9%
Abbott Laboratories	19,663	755,256
Johnson & Johnson	19,338	2,227,931
Medtronic PLC	23,522	1,675,472
St. Jude Medical, Inc.	13,458	1,079,197
Stryker Corp.	14,630	1,752,820

		7,490,676

Health Care – Services — 2.5%
Thermo Fisher Scientific, Inc.	21,863	3,084,869

Household Products — 0.5%
Kimberly-Clark Corp.	5,671	647,175

Pharmaceuticals — 5.5%
Allergan PLC (a)	8,395	1,763,034
Eli Lilly & Co.	24,065	1,769,981
McKesson Corp.	8,287	1,163,909
Mead Johnson Nutrition Co.	12,928	914,785
Zoetis, Inc.	23,933	1,281,134

		6,892,843

		33,148,000

Diversified — 1.5%
Holding Company – Diversified — 1.5%
LVMH Moet Hennessy Louis Vuitton SE	9,513	1,813,914

Energy — 4.9%
Oil & Gas — 1.7%
EOG Resources, Inc.	21,947	2,218,842

Oil & Gas Services — 2.3%
Schlumberger Ltd.	34,112	2,863,702

Pipelines — 0.9%
Enterprise Products Partners LP	41,136	1,112,318

		6,194,862

The accompanying notes are an integral part of the financial statements.

MML Growth & Income Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Financial — 23.3%
Banks — 8.8%
Bank of America Corp.	203,319	$4,493,350
The Goldman Sachs Group, Inc.	13,292	3,182,770
State Street Corp.	10,481	814,583
U.S. Bancorp	30,601	1,571,973
Wells Fargo & Co.	18,302	1,008,623

		11,071,299

Diversified Financial — 10.9%
BlackRock, Inc.	5,086	1,935,427
The Blackstone Group LP	35,947	971,647
JP Morgan Chase & Co.	62,242	5,370,862
MasterCard, Inc. Class A	23,318	2,407,584
Morgan Stanley	38,237	1,615,513
Nasdaq, Inc.	20,864	1,400,392

		13,701,425

Insurance — 1.2%
Chubb Ltd.	11,676	1,542,633

Real Estate Investment Trusts (REITS) — 2.4%
American Tower Corp.	29,174	3,083,108

		29,398,465

Industrial — 9.4%
Aerospace & Defense — 0.8%
United Technologies Corp.	9,363	1,026,372

Electrical Components & Equipment — 0.7%
AMETEK, Inc.	17,697	860,074

Engineering & Construction — 0.7%
Fluor Corp.	15,787	829,133

Manufacturing — 3.9%
Danaher Corp.	34,761	2,705,796
Honeywell International, Inc.	18,912	2,190,955

		4,896,751

Packaging & Containers — 1.4%
Crown Holdings, Inc. (a)	34,164	1,796,002

Transportation — 1.9%
Canadian National Railway Co.	35,044	2,361,966

		11,770,298

Technology — 11.7%
Computers — 6.0%
Accenture PLC Class A	22,107	2,589,393
Apple, Inc.	9,947	1,152,062
Cognizant Technology Solutions Corp. Class A (a)	44,174	2,475,069
Hewlett Packard Enterprise Co.	55,817	1,291,605

		7,508,129

Semiconductors — 3.2%
Broadcom Ltd.	16,198	2,863,320
Texas Instruments, Inc.	16,378	1,195,103

		4,058,423

	Number of Shares	Value
Software — 2.5%
Adobe Systems, Inc. (a)	8,910	$917,285
Fidelity National Information Services, Inc.	30,313	2,292,875

		3,210,160

		14,776,712

Utilities — 0.5%
Electric — 0.5%
American Electric Power Co., Inc.	10,739	676,127

TOTAL COMMON STOCK (Cost $89,743,386)		125,098,410

TOTAL EQUITIES (Cost $89,743,386)		125,098,410

TOTAL LONG-TERM INVESTMENTS (Cost $89,743,386)		125,098,410

	Principal Amount
SHORT-TERM INVESTMENTS — 0.7%
Repurchase Agreement — 0.7%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/16, 0.010%, due 1/03/17 (b)	$905,307	905,307

Time Deposit — 0.0%
Euro Time Deposit 0.010% 1/03/17	8,174	8,174

TOTAL SHORT-TERM INVESTMENTS (Cost $913,481)		913,481

TOTAL INVESTMENTS —100.0% (Cost $90,656,867) (c)		126,011,891

Other Assets/(Liabilities) — 0.0%		42,442

NET ASSETS — 100.0%		$126,054,333

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Maturity value of $905,308. Collateralized by U.S. Government Agency obligations with a rate of 1.625%, maturity date of 12/31/19, and an aggregate market value, including accrued interest, of $926,415.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund – Portfolio of Investments

December 31, 2016

	Number of Shares	Value
EQUITIES — 95.8%

COMMON STOCK — 95.8%
Basic Materials — 3.4%
Chemicals — 2.9%
The Dow Chemical Co.	86,290	$4,937,514
E.I. du Pont de Nemours & Co.	30,730	2,255,582
Praxair, Inc.	6,480	759,391

		7,952,487

Forest Products & Paper — 0.5%
International Paper Co.	27,470	1,457,558

		9,410,045

Communications — 5.7%
Advertising — 1.0%
Nielsen Holdings PLC	33,590	1,409,100
Publicis Groupe SA	19,080	1,316,245

		2,725,345

Media — 1.7%
Comcast Corp. Class A	70,760	4,885,978

Telecommunications — 3.0%
BCE, Inc.	16,030	693,137
Motorola Solutions, Inc.	28,150	2,333,354
SK Telecom Co. Ltd. Sponsored ADR (South Korea)	63,820	1,333,838
Verizon Communications, Inc.	73,790	3,938,910

		8,299,239

		15,910,562

Consumer, Cyclical — 3.1%
Lodging — 0.5%
Hilton Worldwide Holdings, Inc.	55,338	1,505,193

Retail — 2.6%
Dollar General Corp.	37,490	2,776,884
The Gap, Inc.	72,520	1,627,349
The Home Depot, Inc.	21,060	2,823,725

		7,227,958

		8,733,151

Consumer, Non-cyclical — 21.5%
Agriculture — 1.1%
Altria Group, Inc.	16,210	1,096,120
Philip Morris International, Inc.	10,710	979,858
Reynolds American, Inc.	16,558	927,910

		3,003,888

Beverages — 1.8%
The Coca-Cola Co.	70,200	2,910,492
Diageo PLC	87,010	2,251,044

		5,161,536

Commercial Services — 0.5%
Experian PLC	76,924	1,488,956

	Number of Shares	Value
Cosmetics & Personal Care — 1.0%
The Procter & Gamble Co.	32,360	$2,720,829

Foods — 2.7%
The Kroger Co.	108,760	3,753,308
Mondelez International, Inc. Class A	31,150	1,380,879
Unilever NV NY Shares	55,910	2,295,665

		7,429,852

Health Care – Products — 1.4%
Becton, Dickinson & Co.	10,320	1,708,476
Johnson & Johnson	18,830	2,169,404

		3,877,880

Health Care – Services — 5.8%
Aetna, Inc.	39,992	4,959,408
Anthem, Inc.	32,740	4,707,030
Quest Diagnostics, Inc.	34,850	3,202,715
UnitedHealth Group, Inc.	21,643	3,463,745

		16,332,898

Pharmaceuticals — 7.2%
AstraZeneca PLC	74,031	4,014,944
Mead Johnson Nutrition Co.	13,580	960,921
Merck & Co., Inc.	93,570	5,508,466
Pfizer, Inc.	292,350	9,495,528

		19,979,859

		59,995,698

Energy — 12.0%
Oil & Gas — 11.1%
Anadarko Petroleum Corp.	12,590	877,901
Chevron Corp.	37,188	4,377,028
ConocoPhillips	28,330	1,420,466
Exxon Mobil Corp.	46,880	4,231,389
Hess Corp.	49,112	3,059,186
Marathon Oil Corp.	52,250	904,447
Marathon Petroleum Corp.	43,210	2,175,623
Occidental Petroleum Corp.	69,964	4,983,536
Pioneer Natural Resources Co.	3,830	689,668
Suncor Energy, Inc.	121,690	3,978,046
Total SA Sponsored ADR (France)	81,473	4,152,679

		30,849,969

Oil & Gas Services — 0.4%
Schlumberger Ltd.	14,440	1,212,238

Pipelines — 0.5%
Spectra Energy Corp.	29,830	1,225,715

		33,287,922

Financial — 27.7%
Banks — 14.4%
Bank of America Corp.	534,020	11,801,842
Citigroup, Inc.	131,020	7,786,518
The Goldman Sachs Group, Inc.	13,420	3,213,419

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
KeyCorp	74,260	$1,356,730
SunTrust Banks, Inc.	69,722	3,824,252
U.S. Bancorp	79,430	4,080,319
Wells Fargo & Co.	144,270	7,950,720

		40,013,800

Diversified Financial — 6.9%
CME Group, Inc.	18,200	2,099,370
Invesco Ltd.	54,464	1,652,438
JP Morgan Chase & Co.	124,080	10,706,863
Morgan Stanley	116,890	4,938,602

		19,397,273

Insurance — 6.0%
The Allstate Corp.	18,100	1,341,572
American International Group, Inc.	70,710	4,618,070
Marsh & McLennan Cos., Inc.	19,520	1,319,357
MetLife, Inc.	60,860	3,279,746
Prudential Financial, Inc.	37,300	3,881,438
The Travelers Cos., Inc.	18,720	2,291,702

		16,731,885

Real Estate Investment Trusts (REITS) — 0.4%
Weyerhaeuser Co.	34,050	1,024,565

		77,167,523

Industrial — 9.1%
Aerospace & Defense — 3.2%
Lockheed Martin Corp.	12,650	3,161,741
Northrop Grumman Corp.	16,740	3,893,389
Raytheon Co.	12,860	1,826,120

		8,881,250

Machinery – Diversified — 0.3%
Rockwell Automation, Inc.	4,740	637,056

Manufacturing — 4.2%
3M Co.	6,390	1,141,063
General Electric Co.	229,680	7,257,888
Honeywell International, Inc.	29,120	3,373,552

		11,772,503

Transportation — 1.4%
Union Pacific Corp.	14,809	1,535,397
United Parcel Service, Inc. Class B	21,100	2,418,904

		3,954,301

		25,245,110

Technology — 8.5%
Computers — 0.4%
Lenovo Group Ltd.	1,802,000	1,085,246

Semiconductors — 3.9%
Intel Corp.	92,230	3,345,182
QUALCOMM, Inc.	42,050	2,741,660
Samsung Electronics Co., Ltd. GDR (a)	5,390	4,013,945

	Number of Shares	Value
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR (Taiwan)	32,360	$930,350

		11,031,137

Software — 4.2%
Microsoft Corp.	96,680	6,007,695
Oracle Corp.	146,000	5,613,700

		11,621,395

		23,737,778

Utilities — 4.8%
Electric — 4.6%
CMS Energy Corp.	37,690	1,568,658
Dominion Resources, Inc.	36,290	2,779,451
DTE Energy Co.	4,870	479,744
Exelon Corp.	51,630	1,832,349
FirstEnergy Corp.	21,700	672,049
NextEra Energy, Inc.	28,150	3,362,799
Public Service Enterprise Group, Inc.	50,730	2,226,032

		12,921,082

Water — 0.2%
American Water Works Co., Inc.	6,770	489,877

		13,410,959

TOTAL COMMON STOCK (Cost $214,320,685)		266,898,748

TOTAL EQUITIES (Cost $214,320,685)		266,898,748

TOTAL LONG-TERM INVESTMENTS (Cost $214,320,685)		266,898,748

	Principal Amount
SHORT-TERM INVESTMENTS — 4.1%
Repurchase Agreement — 4.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/16, 0.010%, due 1/03/17 (b)	$11,374,171	11,374,171

TOTAL SHORT-TERM INVESTMENTS (Cost $11,374,171)		11,374,171

TOTAL INVESTMENTS — 99.9% (Cost $225,694,856) (c)		278,272,919

Other Assets/(Liabilities) — 0.1%		226,802

NET ASSETS — 100.0%		$278,499,721

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(a)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2016, these securities amounted to a value of $4,013,945 or 1.44% of net assets.
(b)	Maturity value of $11,374,183. Collateralized by U.S. Government Agency obligations with a rate of 3.125%, maturity date of 5/15/19, and an aggregate market value, including accrued interest, of $11,605,037.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML International Equity Fund – Portfolio of Investments

December 31, 2016

	Number of Shares	Value
EQUITIES — 97.6%

COMMON STOCK — 97.6%
Australia — 3.9%
AMP Ltd.	830,900	$3,014,044
Orica Ltd.	227,124	2,885,050

		5,899,094

Cayman Islands — 3.4%
Baidu, Inc. Sponsored ADR (Cayman Islands) (a)	18,275	3,004,593
Melco Crown Entertainment Ltd. ADR (Cayman Islands)	137,000	2,178,300

		5,182,893

France — 14.8%
BNP Paribas	86,050	5,481,505
Bureau Veritas SA	137,000	2,654,392
Danone SA	42,475	2,688,470
Kering	10,855	2,433,526
LVMH Moet Hennessy Louis Vuitton SE	13,190	2,515,034
Pernod-Ricard SA	18,690	2,024,727
Safran SA	31,170	2,244,160
Sanofi	3,200	258,803
Valeo SA	37,410	2,149,564

		22,450,181

Germany — 10.0%
Allianz SE	32,080	5,302,924
Bayerische Motoren Werke AG	16,280	1,524,180
Continental AG	15,795	3,074,724
Daimler AG	71,500	5,306,402

		15,208,230

India — 0.6%
Infosys Ltd. Sponsored ADR (India)	64,000	949,120

Indonesia — 1.8%
Bank Mandiri Persero Tbk PT	3,268,900	2,795,216

Ireland — 2.9%
Experian PLC	83,000	1,606,564
Willis Towers Watson PLC	23,479	2,871,012

		4,477,576

Israel — 0.1%
Check Point Software Technologies Ltd. (a)	1,400	118,244

Italy — 4.9%
Intesa Sanpaolo SpA	2,087,200	5,328,203
Prada SpA	642,200	2,167,284

		7,495,487

Japan — 9.1%
Daiwa Securities Group, Inc.	476,000	2,924,098

	Number of Shares	Value
Honda Motor Co. Ltd.	130,100	$3,787,622
Komatsu Ltd.	57,800	1,304,614
Nomura Holdings, Inc.	36,200	213,384
Olympus Corp.	20,400	703,415
Omron Corp.	40,400	1,546,176
Toyota Motor Corp.	57,300	3,345,143

		13,824,452

Mexico — 1.8%
Grupo Televisa SAB Sponsored ADR (Mexico)	129,900	2,713,611

Netherlands — 7.7%
Akzo Nobel NV	14,661	915,601
ASML Holding NV	6,970	780,944
CNH Industrial NV	601,100	5,226,175
EXOR NV	60,000	2,587,579
Koninklijke Philips Electronics NV	71,015	2,164,609

		11,674,908

Republic of Korea — 1.2%
Samsung Electronics Co., Ltd.	1,210	1,787,845

Sweden — 4.3%
Atlas Copco AB Class B	27,200	740,315
Hennes & Mauritz AB Class B	111,000	3,081,337
SKF AB Class B	148,000	2,716,617

		6,538,269

Switzerland — 12.1%
Cie Financiere Richemont SA	49,450	3,274,174
Credit Suisse Group	368,123	5,256,435
Kuehne & Nagel International AG	15,960	2,107,007
LafargeHolcim Ltd.	62,970	3,307,851
Nestle SA	19,670	1,410,852
The Swatch Group AG (b)	9,585	2,980,260

		18,336,579

Taiwan — 0.3%
Taiwan Semiconductor Manufacturing Co. Ltd.	73,000	408,803

United Kingdom — 18.7%
Ashtead Group PLC	152,700	2,958,349
Diageo PLC	115,800	2,995,873
G4S PLC	584,700	1,692,079
Glencore PLC (a)	1,906,900	6,409,271
Lloyds Banking Group PLC	7,705,700	5,925,922
Meggitt PLC	242,738	1,370,775
Royal Bank of Scotland Group PLC (a)	863,200	2,384,095
Schroders PLC	71,600	2,640,893
Smiths Group PLC	69,200	1,202,090
Wolseley PLC	10,300	629,270

The accompanying notes are an integral part of the financial statements.

MML International Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
WPP PLC	7,300	$163,196

		28,371,813

TOTAL COMMON STOCK (Cost $146,004,559)		148,232,321

TOTAL EQUITIES (Cost $146,004,559)		148,232,321

MUTUAL FUNDS — 0.1%
United States — 0.1%
State Street Navigator Securities Lending Prime Portfolio (c)	145,010	145,010

TOTAL MUTUAL FUNDS (Cost $145,010)		145,010

TOTAL LONG-TERM INVESTMENTS (Cost $146,149,569)		148,377,331

	Principal Amount
SHORT-TERM INVESTMENTS — 2.1%
Repurchase Agreement — 2.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/16, 0.010%, due 1/03/17 (d)	$3,166,695	3,166,695

TOTAL SHORT-TERM INVESTMENTS (Cost $3,166,695)		3,166,695

TOTAL INVESTMENTS — 99.8% (Cost $149,316,264) (e)		151,544,026

Other Assets/(Liabilities) — 0.2%		272,049

NET ASSETS — 100.0%		$151,816,075

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2016, was $138,095 or 0.09% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $3,166,699. Collateralized by U.S. Government Agency obligations with a rate of 8.125%, maturity date of 8/15/21, and an aggregate market value, including accrued interest, of $3,231,276.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Large Cap Growth Fund – Portfolio of Investments

December 31, 2016

	Number of Shares	Value
EQUITIES — 98.9%

COMMON STOCK — 98.9%
Communications — 30.5%
Internet — 23.5%
Alibaba Group Holding Ltd. Sponsored ADR (Cayman Islands) (a)	54,684	$4,801,802
Alphabet, Inc. Class A (a)	4,058	3,215,762
Alphabet, Inc. Class C (a)	4,072	3,142,851
Amazon.com, Inc. (a)	9,913	7,433,461
Facebook, Inc. Class A (a)	57,283	6,590,409

		25,184,285

Media — 1.9%
FactSet Research Systems, Inc.	12,460	2,036,338

Telecommunications — 5.1%
Cisco Systems, Inc.	179,132	5,413,369

		32,633,992

Consumer, Cyclical — 2.9%
Retail — 2.9%
Yum China Holdings, Inc. (a)	45,624	1,191,699
Yum! Brands, Inc.	30,487	1,930,742

		3,122,441

		3,122,441

Consumer, Non-cyclical — 36.0%
Beverages — 7.0%
The Coca-Cola Co.	82,891	3,436,661
Monster Beverage Corp. (a)	92,314	4,093,203

		7,529,864

Biotechnology — 4.7%
Amgen, Inc.	14,517	2,122,531
Regeneron Pharmaceuticals, Inc. (a)	7,949	2,917,998

		5,040,529

Commercial Services — 8.9%
Automatic Data Processing, Inc.	10,435	1,072,509
SEI Investments Co.	64,468	3,182,141
Visa, Inc. Class A	67,488	5,265,414

		9,520,064

Cosmetics & Personal Care — 3.3%
The Procter & Gamble Co.	41,548	3,493,356

Foods — 3.2%
Danone SA Sponsored ADR (France)	269,000	3,384,020

Health Care – Products — 2.4%
Varian Medical Systems, Inc. (a)	28,280	2,538,978

Pharmaceuticals — 6.5%
Merck & Co., Inc.	24,916	1,466,805
Novartis AG ADR (Switzerland)	30,684	2,235,022

	Number of Shares	Value
Novo Nordisk A/S Sponsored ADR (Denmark)	90,787	$3,255,622

		6,957,449

		38,464,260

Energy — 2.6%
Oil & Gas Services — 2.6%
Schlumberger Ltd.	33,490	2,811,485

Financial — 1.5%
Diversified Financial — 1.5%
American Express Co.	21,740	1,610,499

Industrial — 8.6%
Machinery – Diversified — 2.7%
Deere & Co.	27,542	2,837,928

Transportation — 5.9%
Expeditors International of Washington, Inc.	62,438	3,306,716
United Parcel Service, Inc. Class B	26,650	3,055,156

		6,361,872

		9,199,800

Technology — 16.8%
Semiconductors — 4.8%
Analog Devices, Inc.	7,038	511,100
QUALCOMM, Inc.	70,570	4,601,164

		5,112,264

Software — 12.0%
Autodesk, Inc. (a)	44,695	3,307,877
Cerner Corp. (a)	44,776	2,121,039
Microsoft Corp.	47,676	2,962,587
Oracle Corp.	114,701	4,410,253

		12,801,756

		17,914,020

TOTAL COMMON STOCK (Cost $97,690,745)		105,756,497

TOTAL EQUITIES (Cost $97,690,745)		105,756,497

TOTAL LONG-TERM INVESTMENTS (Cost $97,690,745)		105,756,497

The accompanying notes are an integral part of the financial statements.

MML Large Cap Growth Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.1%
Repurchase Agreement — 1.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/16, 0.010%, due 1/03/17 (b)	$1,202,159	$1,202,159

TOTAL SHORT-TERM INVESTMENTS (Cost $1,202,159)		1,202,159

TOTAL INVESTMENTS —100.0% (Cost $98,892,904) (c)		106,958,656

Other Assets/(Liabilities) — (0.0)%		(38,809)

NET ASSETS — 100.0%		$106,919,847

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $1,202,160. Collateralized by U.S. Government Agency obligations with a rate of 1.625%, maturity date of 12/31/19, and an aggregate market value, including accrued interest, of $1,230,157.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments

December 31, 2016

	Number of Shares	Value
EQUITIES — 98.7%

COMMON STOCK — 98.7%
Basic Materials — 2.5%
Chemicals — 2.0%
Air Products & Chemicals, Inc. (a)	2,032	$292,242
Albemarle Corp. (a)	1,036	89,179
CF Industries Holdings, Inc. (a)	2,266	71,334
The Dow Chemical Co. (a)	10,550	603,671
E.I. du Pont de Nemours & Co. (a)	8,223	603,568
Eastman Chemical Co. (a)	1,353	101,759
Ecolab, Inc. (a)	2,509	294,105
FMC Corp. (a)	1,167	66,005
International Flavors & Fragrances, Inc. (a)	729	85,898
LyondellBasell Industries NV Class A (a)	3,201	274,582
Monsanto Co. (a)	4,114	432,834
The Mosaic Co. (a)	3,453	101,276
PPG Industries, Inc. (a)	2,505	237,374
Praxair, Inc. (a)	2,682	314,304
The Sherwin-Williams Co. (a)	755	202,899

		3,771,030

Forest Products & Paper — 0.1%
International Paper Co. (a)	3,800	201,628

Iron & Steel — 0.1%
Nucor Corp. (a)	2,904	172,846

Mining — 0.3%
Freeport-McMoRan, Inc. (a) (b)	11,290	148,915
Newmont Mining Corp. (a)	5,024	171,168
Vulcan Materials Co. (a)	1,260	157,689

		477,772

		4,623,276

Communications — 13.4%
Advertising — 0.2%
The Interpublic Group of Companies, Inc. (a)	3,643	85,283
Nielsen Holdings PLC (a)	2,973	124,717
Omnicom Group, Inc. (a)	2,267	192,945

		402,945

Internet — 6.7%
Akamai Technologies, Inc. (a) (b)	1,588	105,888
Alphabet, Inc. Class A (a) (b)	2,771	2,195,879
Alphabet, Inc. Class C (a) (b)	2,776	2,142,572
Amazon.com, Inc. (a) (b)	3,699	2,773,769
eBay, Inc. (a) (b)	9,868	292,981
Equinix, Inc. (a)	667	238,392
Expedia, Inc. (a)	1,107	125,401
F5 Networks, Inc. (a) (b)	617	89,292
Facebook, Inc. Class A (a) (b)	21,830	2,511,542

	Number of Shares	Value
Netflix, Inc. (a) (b)	4,032	$499,162
The Priceline Group, Inc. (a) (b)	467	684,650
Symantec Corp. (a)	5,664	135,313
TripAdvisor, Inc. (a) (b)	1,100	51,007
VeriSign, Inc. (a) (b)	849	64,583
Yahoo!, Inc. (a) (b)	8,294	320,729

		12,231,160

Media — 2.9%
CBS Corp. Class B (a)	3,829	243,601
Charter Communications, Inc. Class A (a) (b)	2,038	586,781
Comcast Corp. Class A (a)	22,576	1,558,873
Discovery Communications, Inc. Series A (a) (b)	1,578	43,253
Discovery Communications, Inc. Series C (a) (b)	1,970	52,757
News Corp. Class A (a)	4,034	46,230
News Corp. Class B (a)	798	9,416
Scripps Networks Interactive Class A (a)	965	68,872
TEGNA, Inc. (a)	1,890	40,427
Time Warner, Inc. (a)	7,310	705,634
Twenty-First Century Fox, Inc. Class A (a)	10,401	291,644
Twenty-First Century Fox, Inc. Class B (a)	4,276	116,521
Viacom, Inc. Class B (a)	3,265	114,601
The Walt Disney Co. (a)	13,890	1,447,616

		5,326,226

Telecommunications — 3.6%
AT&T, Inc. (a)	57,834	2,459,680
CenturyLink, Inc. (a)	5,076	120,707
Cisco Systems, Inc. (a)	47,401	1,432,458
Corning, Inc. (a)	8,862	215,081
Frontier Communications Corp. (a)	11,503	38,880
Juniper Networks, Inc. (a)	3,405	96,225
Level 3 Communications, Inc. (a) (b)	2,726	153,638
Motorola Solutions, Inc. (a)	1,522	126,159
Verizon Communications, Inc. (a)	38,316	2,045,308

		6,688,136

		24,648,467

Consumer, Cyclical — 9.1%
Airlines — 0.5%
Alaska Air Group, Inc. (a)	1,199	106,387
American Airlines Group, Inc. (a)	4,961	231,629
Delta Air Lines, Inc. (a)	7,012	344,921
Southwest Airlines Co. (a)	5,881	293,109

		976,046

Apparel — 0.6%
Hanesbrands, Inc. (a)	3,430	73,985

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Michael Kors Holdings Ltd. (a) (b)	1,589	$68,295
Nike, Inc. Class B (a)	12,694	645,236
Ralph Lauren Corp. (a)	558	50,398
Under Armour, Inc. Class A (a) (b)	1,616	46,945
Under Armour, Inc. Class C (a) (b)	1,787	44,979
VF Corp. (a)	3,054	162,931

		1,092,769

Auto Manufacturers — 0.6%
Ford Motor Co. (a)	36,807	446,469
General Motors Co. (a)	13,269	462,292
PACCAR, Inc. (a)	3,329	212,723

		1,121,484

Automotive & Parts — 0.2%
BorgWarner, Inc. (a)	1,724	67,995
Delphi Automotive PLC (a)	2,603	175,312
The Goodyear Tire & Rubber Co. (a)	2,615	80,725

		324,032

Distribution & Wholesale — 0.3%
Fastenal Co. (a)	2,702	126,940
Genuine Parts Co. (a)	1,418	135,476
LKQ Corp. (a) (b)	2,888	88,517
W.W. Grainger, Inc. (a)	527	122,396

		473,329

Home Builders — 0.1%
D.R. Horton, Inc. (a)	3,291	89,943
Lennar Corp. Class A (a)	1,839	78,948
PulteGroup, Inc. (a)	2,802	51,501

		220,392

Home Furnishing — 0.1%
Harman International Industries, Inc. (a)	647	71,920
Whirlpool Corp. (a)	680	123,604

		195,524

Housewares — 0.1%
Newell Brands, Inc. (a)	4,416	197,174

Leisure Time — 0.3%
Carnival Corp. (a)	4,037	210,166
Harley-Davidson, Inc. (a)	1,688	98,478
Royal Caribbean Cruises Ltd. (a)	1,585	130,033

		438,677

Lodging — 0.2%
Marriott International, Inc. Class A (a)	3,057	252,753
Wyndham Worldwide Corp. (a)	1,102	84,160
Wynn Resorts Ltd. (a)	708	61,249

		398,162

Retail — 5.9%
Advance Auto Parts, Inc. (a)	683	115,509
AutoNation, Inc. (a) (b)	470	22,865

	Number of Shares	Value
AutoZone, Inc. (a) (b)	278	$219,562
Bed Bath & Beyond, Inc. (a)	1,548	62,911
Best Buy Co., Inc. (a)	2,549	108,766
CarMax, Inc. (a) (b)	1,786	115,001
Chipotle Mexican Grill, Inc. (a) (b)	264	99,612
Coach, Inc. (a)	2,752	96,375
Costco Wholesale Corp. (a)	4,126	660,614
CVS Health Corp. (a)	10,034	791,783
Darden Restaurants, Inc. (a)	1,189	86,464
Dollar General Corp. (a)	2,396	177,472
Dollar Tree, Inc. (a) (b)	2,275	175,584
Foot Locker, Inc. (a)	1,218	86,344
The Gap, Inc. (a)	2,014	45,194
The Home Depot, Inc. (a)	11,622	1,558,278
Kohl’s Corp. (a)	1,685	83,205
L Brands, Inc. (a)	2,216	145,901
Lowe’s Cos., Inc. (a)	8,215	584,251
Macy’s, Inc. (a)	2,865	102,596
McDonald’s Corp. (a)	8,034	977,898
Nordstrom, Inc. (a)	995	47,690
O’Reilly Automotive, Inc. (a) (b)	889	247,506
PVH Corp. (a)	805	72,643
Ross Stores, Inc. (a)	3,733	244,885
Signet Jewelers Ltd. (a)	663	62,494
Staples, Inc. (a)	6,307	57,078
Starbucks Corp. (a)	13,819	767,231
Target Corp. (a)	5,463	394,592
Tiffany & Co. (a)	978	75,727
The TJX Cos., Inc. (a)	6,223	467,534
Tractor Supply Co. (a)	1,328	100,676
Ulta Salon Cosmetics & Fragrance, Inc. (a) (b)	535	136,393
Urban Outfitters, Inc. (a) (b)	887	25,262
Wal-Mart Stores, Inc. (a)	14,243	984,476
Walgreens Boots Alliance, Inc. (a)	8,052	666,384
Yum! Brands, Inc. (a)	3,226	204,303

		10,871,059

Textiles — 0.1%
Cintas Corp. (a)	788	91,061
Mohawk Industries, Inc. (a) (b)	583	116,414

		207,475

Toys, Games & Hobbies — 0.1%
Hasbro, Inc. (a)	1,112	86,503
Mattel, Inc. (a)	3,075	84,716

		171,219

		16,687,342

Consumer, Non-cyclical — 22.5%
Agriculture — 1.8%
Altria Group, Inc. (a)	18,408	1,244,749
Archer-Daniels-Midland Co. (a)	5,481	250,208
Philip Morris International, Inc. (a)	14,587	1,334,564

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Reynolds American, Inc. (a)	7,804	$437,336

		3,266,857

Beverages — 2.0%
Brown-Forman Corp. Class B (a)	1,590	71,423
The Coca-Cola Co. (a)	36,528	1,514,451
Constellation Brands, Inc. Class A (a)	1,676	256,948
Dr. Pepper Snapple Group, Inc. (a)	1,681	152,416
Molson Coors Brewing Co. Class B (a)	1,753	170,584
Monster Beverage Corp. (a) (b)	3,826	169,645
PepsiCo, Inc. (a)	13,535	1,416,167

		3,751,634

Biotechnology — 2.3%
Alexion Pharmaceuticals, Inc. (a) (b)	2,096	256,446
Amgen, Inc. (a)	7,034	1,028,441
Biogen, Inc. (a) (b)	2,060	584,175
Celgene Corp. (a) (b)	7,286	843,354
Gilead Sciences, Inc. (a)	12,405	888,322
Illumina, Inc. (a) (b)	1,373	175,799
Regeneron Pharmaceuticals, Inc. (a) (b)	708	259,900
Vertex Pharmaceuticals, Inc. (a) (b)	2,266	166,936

		4,203,373

Commercial Services — 2.0%
Automatic Data Processing, Inc. (a)	4,317	443,701
Equifax, Inc. (a)	1,109	131,117
Global Payments, Inc. (a)	1,452	100,783
H&R Block, Inc. (a)	1,881	43,244
Moody’s Corp. (a)	1,541	145,270
Paychex, Inc. (a)	3,098	188,606
PayPal Holdings, Inc. (a) (b)	10,549	416,369
Quanta Services, Inc. (a) (b)	1,344	46,839
Robert Half International, Inc. (a)	1,168	56,975
S&P Global, Inc. (a)	2,503	269,173
Total System Services, Inc. (a)	1,495	73,300
United Rentals, Inc. (a) (b)	807	85,203
Verisk Analytics, Inc. (a) (b)	1,535	124,596
Visa, Inc. Class A (a)	17,736	1,383,763
The Western Union Co. (a)	4,272	92,788

		3,601,727

Cosmetics & Personal Care — 1.6%
Colgate-Palmolive Co. (a)	8,342	545,900
Coty, Inc. Class A (a)	4,449	81,461
The Estee Lauder Cos., Inc. Class A (a)	2,120	162,159
The Procter & Gamble Co. (a)	25,082	2,108,895

		2,898,415

Foods — 1.7%
Campbell Soup Co. (a)	1,783	107,818
Conagra Brands, Inc. (a)	3,747	148,194
General Mills, Inc. (a)	5,730	353,942

	Number of Shares	Value
The Hershey Co. (a)	1,308	$135,286
Hormel Foods Corp. (a)	2,458	85,563
The J.M. Smucker Co. (a)	1,143	146,373
Kellogg Co. (a)	2,337	172,260
The Kraft Heinz Co. (a)	5,579	487,158
The Kroger Co. (a)	8,821	304,413
McCormick & Co., Inc. (a)	1,071	99,956
Mondelez International, Inc. Class A (a)	14,644	649,169
Sysco Corp. (a)	4,830	267,437
Tyson Foods, Inc. Class A (a)	2,809	173,259
Whole Foods Market, Inc. (a)	2,885	88,743

		3,219,571

Health Care – Products — 3.8%
Abbott Laboratories (a)	13,801	530,096
Baxter International, Inc. (a)	4,613	204,540
Becton, Dickinson & Co. (a)	2,033	336,563
Boston Scientific Corp. (a) (b)	12,905	279,135
C.R. Bard, Inc. (a)	678	152,319
The Cooper Cos., Inc. (a)	478	83,617
Edwards Lifesciences Corp. (a) (b)	2,054	192,460
Henry Schein, Inc. (a) (b)	737	111,810
Hologic, Inc. (a) (b)	2,466	98,936
Intuitive Surgical, Inc. (a) (b)	367	232,740
Johnson & Johnson (a)	25,698	2,960,667
Medtronic PLC (a)	12,968	923,711
St. Jude Medical, Inc. (a)	2,646	212,183
Stryker Corp. (a)	2,916	349,366
Varian Medical Systems, Inc. (a) (b)	857	76,941
Zimmer Biomet Holdings, Inc. (a)	1,859	191,849

		6,936,933

Health Care – Services — 2.3%
Aetna, Inc. (a)	3,297	408,861
Anthem, Inc. (a)	2,476	355,974
Centene Corp. (a) (b)	1,686	95,276
Cigna Corp. (a)	2,418	322,537
DaVita, Inc. (a) (b)	1,508	96,814
DENTSPLY SIRONA, Inc. (a)	2,191	126,486
Envision Healthcare Corp. (a) (b)	1,145	72,467
HCA Holdings, Inc. (a) (b)	2,785	206,146
Humana, Inc. (a)	1,401	285,846
Laboratory Corporation of America Holdings (a) (b)	977	125,427
Quest Diagnostics, Inc. (a)	1,239	113,864
Thermo Fisher Scientific, Inc. (a)	3,716	524,328
UnitedHealth Group, Inc. (a)	8,956	1,433,318
Universal Health Services, Inc. Class B (a)	903	96,061

		4,263,405

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Household Products — 0.4%
Avery Dennison Corp. (a)	821	$57,651
Church & Dwight Co., Inc. (a)	2,370	104,730
The Clorox Co. (a)	1,230	147,625
Kimberly-Clark Corp. (a)	3,384	386,182

		696,188

Pharmaceuticals — 4.6%
AbbVie, Inc. (a)	15,308	958,587
Allergan PLC (a) (b)	3,522	739,655
AmerisourceBergen Corp. (a)	1,512	118,223
Bristol-Myers Squibb Co. (a)	15,690	916,924
Cardinal Health, Inc. (a)	2,950	212,311
Eli Lilly & Co. (a)	9,125	671,144
Endo International PLC (a) (b)	1,794	29,547
Express Scripts Holding Co. (a) (b)	5,944	408,888
Mallinckrodt PLC (a) (b)	1,090	54,304
McKesson Corp. (a)	2,104	295,507
Mead Johnson Nutrition Co. (a)	1,774	125,528
Merck & Co., Inc. (a)	25,973	1,529,031
Mylan NV (a) (b)	4,421	168,661
Patterson Cos., Inc. (a)	852	34,958
Perrigo Co. PLC (a)	1,332	110,862
Pfizer, Inc. (a)	56,975	1,850,548
Zoetis, Inc. (a)	4,719	252,608

		8,477,286

		41,315,389

Diversified — 0.0%
Holding Company – Diversified — 0.0%
Leucadia National Corp. (a)	2,905	67,541

Energy — 7.4%
Energy – Alternate Sources — 0.0%
First Solar, Inc. (a) (b)	794	25,479

Oil & Gas — 5.8%
Anadarko Petroleum Corp. (a)	5,123	357,227
Apache Corp. (a)	3,554	225,572
Cabot Oil & Gas Corp. (a)	4,538	106,008
Chesapeake Energy Corp. (a) (b)	7,048	49,477
Chevron Corp. (a)	17,732	2,087,056
Cimarex Energy Co. (a)	850	115,515
Concho Resources, Inc. (a) (b)	1,318	174,767
ConocoPhillips (a)	11,628	583,028
Devon Energy Corp. (a)	4,868	222,322
EOG Resources, Inc. (a)	5,124	518,036
EQT Corp. (a)	1,682	110,003
Exxon Mobil Corp. (a)	38,983	3,518,606
Helmerich & Payne, Inc. (a)	1,072	82,973
Hess Corp. (a)	2,515	156,659
Marathon Oil Corp. (a)	8,143	140,955
Marathon Petroleum Corp. (a)	4,973	250,391
Murphy Oil Corp. (a)	1,605	49,964
Newfield Exploration Co. (a) (b)	1,932	78,246

	Number of Shares	Value
Noble Energy, Inc. (a)	4,032	$153,458
Occidental Petroleum Corp. (a)	7,118	507,015
Phillips 66 (a)	4,194	362,403
Pioneer Natural Resources Co. (a)	1,594	287,032
Range Resources Corp. (a)	1,772	60,886
Southwestern Energy Co. (a) (b)	4,854	52,520
Tesoro Corp. (a)	1,085	94,883
Valero Energy Corp. (a)	4,282	292,546

		10,637,548

Oil & Gas Services — 1.1%
Baker Hughes, Inc. (a)	4,033	262,024
FMC Technologies, Inc. (a) (b)	1,949	69,248
Halliburton Co. (a)	8,064	436,182
National Oilwell Varco, Inc. (a)	3,542	132,613
Schlumberger Ltd. (a)	13,059	1,096,303
Transocean Ltd. (a) (b)	3,645	53,727

		2,050,097

Pipelines — 0.5%
Kinder Morgan, Inc. (a)	18,052	373,857
ONEOK, Inc. (a)	2,047	117,518
Spectra Energy Corp. (a)	6,611	271,646
The Williams Cos., Inc. (a)	6,526	203,220

		966,241

		13,679,365

Financial — 17.7%
Banks — 6.2%
Bank of America Corp. (a)	95,915	2,119,721
The Bank of New York Mellon Corp. (a)	10,039	475,648
BB&T Corp. (a)	7,797	366,615
Capital One Financial Corp. (a)	4,765	415,699
Citigroup, Inc. (a)	27,320	1,623,628
Citizens Financial Group, Inc. (a)	4,950	176,369
Comerica, Inc. (a)	1,629	110,951
Fifth Third Bancorp (a)	7,135	192,431
The Goldman Sachs Group, Inc. (a)	3,543	848,371
Huntington Bancshares, Inc. (a)	9,779	129,278
KeyCorp (a)	10,065	183,888
M&T Bank Corp. (a)	1,459	228,231
Northern Trust Corp. (a)	1,972	175,607
The PNC Financial Services Group, Inc. (a)	4,643	543,045
Regions Financial Corp. (a)	11,423	164,034
State Street Corp. (a)	3,447	267,901
SunTrust Banks, Inc. (a)	4,637	254,339
U.S. Bancorp (a)	15,150	778,255
Wells Fargo & Co. (a)	42,705	2,353,473
Zions Bancorp (a)	2,004	86,252

		11,493,736

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Diversified Financial — 4.4%
Affiliated Managers Group, Inc. (a) (b)	537	$78,026
Alliance Data Systems Corp. (a)	548	125,218
American Express Co. (a)	7,281	539,376
Ameriprise Financial, Inc. (a)	1,478	163,969
BlackRock, Inc. (a)	1,147	436,479
The Charles Schwab Corp. (a)	11,406	450,195
CME Group, Inc. (a)	3,188	367,736
Discover Financial Services (a)	3,810	274,663
E*TRADE Financial Corp. (a) (b)	2,729	94,560
Franklin Resources, Inc. (a)	3,277	129,704
Intercontinental Exchange, Inc. (a)	5,604	316,178
Invesco Ltd. (a)	3,832	116,263
JP Morgan Chase & Co. (a)	33,962	2,930,581
MasterCard, Inc. Class A (a)	9,015	930,799
Morgan Stanley (a)	13,784	582,374
Nasdaq, Inc. (a)	1,118	75,040
Navient Corp. (a)	3,249	53,381
Synchrony Financial (a)	7,482	271,372
T. Rowe Price Group, Inc. (a)	2,341	176,184

		8,112,098

Insurance — 4.3%
Aflac, Inc. (a)	3,868	269,213
The Allstate Corp. (a)	3,507	259,939
American International Group, Inc. (a)	9,508	620,967
Aon PLC (a)	2,499	278,713
Arthur J. Gallagher & Co. (a)	1,761	91,502
Assurant, Inc. (a)	459	42,623
Berkshire Hathaway, Inc. Class B (a) (b)	17,841	2,907,726
Chubb Ltd. (a)	4,390	580,007
Cincinnati Financial Corp. (a)	1,376	104,232
The Hartford Financial Services Group, Inc. (a)	3,597	171,397
Lincoln National Corp. (a)	2,068	137,046
Loews Corp. (a)	2,645	123,865
Marsh & McLennan Cos., Inc. (a)	4,942	334,030
MetLife, Inc. (a)	10,341	557,276
Principal Financial Group, Inc. (a)	2,529	146,328
The Progressive Corp. (a)	5,307	188,399
Prudential Financial, Inc. (a)	4,118	428,519
Torchmark Corp. (a)	1,117	82,390
The Travelers Cos., Inc. (a)	2,733	334,574
Unum Group (a)	2,348	103,148
Willis Towers Watson PLC (a)	1,190	145,513
XL Group Ltd. (a)	2,390	89,051

		7,996,458

Real Estate — 0.1%
CBRE Group, Inc. Class A (a) (b)	2,901	91,353

Real Estate Investment Trusts (REITS) — 2.7%
American Tower Corp. (a)	4,014	424,200

	Number of Shares	Value
Apartment Investment & Management Co. Class A (a)	1,562	$70,993
AvalonBay Communities, Inc. (a)	1,281	226,929
Boston Properties, Inc. (a)	1,424	179,111
Crown Castle International Corp. (a)	3,389	294,064
Digital Realty Trust, Inc. (a)	1,491	146,506
Equity Residential (a)	3,432	220,884
Essex Property Trust, Inc. (a)	613	142,522
Extra Space Storage, Inc. (a)	1,251	96,627
Federal Realty Investment Trust (a)	684	97,203
General Growth Properties, Inc. (a)	5,546	138,539
HCP, Inc. (a)	4,461	132,581
Host Hotels & Resorts, Inc. (a)	7,012	132,106
Iron Mountain, Inc. (a)	2,212	71,846
Kimco Realty Corp. (a)	3,815	95,985
The Macerich Co. (a)	1,060	75,090
Mid-America Apartment Communities, Inc. (a)	1,108	108,495
Prologis, Inc. (a)	4,918	259,621
Public Storage (a)	1,397	312,229
Realty Income Corp. (a)	2,520	144,850
Simon Property Group, Inc. (a)	2,956	525,192
SL Green Realty Corp. (a)	918	98,731
UDR, Inc. (a)	2,618	95,505
Ventas, Inc. (a)	3,275	204,753
Vornado Realty Trust (a)	1,556	162,400
Welltower, Inc. (a)	3,359	224,818
Weyerhaeuser Co. (a)	6,948	209,065

		4,890,845

Savings & Loans — 0.0%
People’s United Financial, Inc. (a)	2,564	49,639

		32,634,129

Industrial — 10.1%
Aerospace & Defense — 2.2%
Arconic, Inc. (a)	4,133	76,626
The Boeing Co. (a)	5,469	851,414
General Dynamics Corp. (a)	2,722	469,981
Harris Corp. (a)	1,158	118,660
L3 Technologies, Inc. (a)	722	109,823
Lockheed Martin Corp. (a)	2,370	592,358
Northrop Grumman Corp. (a)	1,697	394,688
Raytheon Co. (a)	2,788	395,896
Rockwell Collins, Inc. (a)	1,119	103,799
TransDigm Group, Inc. (a)	465	115,766
United Technologies Corp. (a)	7,326	803,076

		4,032,087

Airlines — 0.1%
United Continental Holdings, Inc. (a) (b)	2,729	198,889

Building Materials — 0.2%
Fortune Brands Home & Security, Inc. (a)	1,512	80,832

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Martin Marietta Materials, Inc. (a)	602	$133,361
Masco Corp. (a)	2,886	91,255

		305,448

Electrical Components & Equipment — 0.3%
Acuity Brands, Inc. (a)	412	95,114
AMETEK, Inc. (a)	1,975	95,985
Emerson Electric Co. (a)	6,112	340,744

		531,843

Electronics — 0.8%
Agilent Technologies, Inc. (a)	3,072	139,960
Allegion PLC (a)	987	63,168
Amphenol Corp. Class A (a)	2,954	198,509
FLIR Systems, Inc. (a)	1,332	48,205
Fortive Corp. (a)	2,801	150,218
Garmin Ltd. (a)	1,157	56,103
Johnson Controls International PLC (a)	8,882	365,850
Mettler-Toledo International, Inc. (a) (b)	259	108,407
PerkinElmer, Inc. (a)	1,090	56,843
TE Connectivity Ltd. (a)	3,318	229,871
Waters Corp. (a) (b)	742	99,717

		1,516,851

Engineering & Construction — 0.1%
Fluor Corp. (a)	1,351	70,955
Jacobs Engineering Group, Inc. (a) (b)	1,173	66,861

		137,816

Environmental Controls — 0.2%
Republic Services, Inc. (a)	2,097	119,634
Stericycle, Inc. (a) (b)	712	54,852
Waste Management, Inc. (a)	3,790	268,749

		443,235

Hand & Machine Tools — 0.1%
Snap-on, Inc. (a)	580	99,337
Stanley Black & Decker, Inc. (a)	1,380	158,272

		257,609

Machinery – Construction & Mining — 0.4%
Caterpillar, Inc. (a)	5,507	510,719
Ingersoll-Rand PLC (a)	2,453	184,073

		694,792

Machinery – Diversified — 0.5%
Cummins, Inc. (a)	1,453	198,582
Deere & Co. (a)	2,726	280,887
Flowserve Corp. (a)	1,348	64,771
Rockwell Automation, Inc. (a)	1,234	165,850
Roper Technologies, Inc. (a)	972	177,954
Xylem, Inc. (a)	1,647	81,559

		969,603

Manufacturing — 3.4%
3M Co. (a)	5,670	1,012,492

	Number of Shares	Value
Danaher Corp. (a)	5,690	$442,910
Dover Corp. (a)	1,530	114,643
Eaton Corp. PLC (a)	4,304	288,755
General Electric Co. (a)	84,211	2,661,067
Honeywell International, Inc. (a)	7,142	827,401
Illinois Tool Works, Inc. (a)	3,015	369,217
Leggett & Platt, Inc. (a)	1,226	59,927
Parker Hannifin Corp. (a)	1,253	175,420
Pentair PLC (a)	1,471	82,479
Textron, Inc. (a)	2,509	121,837

		6,156,148

Packaging & Containers — 0.2%
Ball Corp. (a)	1,564	117,409
Sealed Air Corp. (a)	1,936	87,778
WestRock Co. (a)	2,488	126,316

		331,503

Transportation — 1.6%
C.H. Robinson Worldwide, Inc. (a)	1,320	96,703
CSX Corp. (a)	8,820	316,903
Expeditors International of Washington, Inc. (a)	1,814	96,069
FedEx Corp. (a)	2,308	429,750
J.B. Hunt Transport Services, Inc. (a)	886	86,004
Kansas City Southern (a)	984	83,492
Norfolk Southern Corp. (a)	2,759	298,165
Ryder System, Inc. (a)	511	38,039
Union Pacific Corp. (a)	7,823	811,089
United Parcel Service, Inc. Class B (a)	6,487	743,670

		2,999,884

		18,575,708

Technology — 12.9%
Computers — 5.0%
Accenture PLC Class A (a)	5,849	685,093
Apple, Inc. (a)	50,642	5,865,357
Cognizant Technology Solutions Corp. Class A (a) (b)	5,766	323,069
CSRA, Inc. (a)	1,430	45,531
Hewlett Packard Enterprise Co. (a)	15,636	361,817
HP, Inc. (a)	15,949	236,683
International Business Machines Corp. (a)	8,176	1,357,134
NetApp, Inc. (a)	2,510	88,528
Seagate Technology PLC (a)	2,933	111,953
Teradata Corp. (a) (b)	1,361	36,978
Western Digital Corp. (a)	2,631	178,777

		9,290,920

Office Equipment/Supplies — 0.1%
Pitney Bowes, Inc. (a)	1,997	30,335
Xerox Corp. (a)	7,518	65,632

		95,967

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Semiconductors — 3.3%
Analog Devices, Inc. (a)	2,923	$212,268
Applied Materials, Inc. (a)	10,273	331,510
Broadcom Ltd. (a)	3,718	657,231
Intel Corp. (a)	44,410	1,610,751
KLA-Tencor Corp. (a)	1,424	112,040
Lam Research Corp. (a)	1,460	154,366
Linear Technology Corp. (a)	2,258	140,786
Microchip Technology, Inc. (a)	2,033	130,417
Micron Technology, Inc. (a) (b)	9,755	213,830
NVIDIA Corp. (a)	5,080	542,239
Qorvo, Inc. (a) (b)	1,280	67,494
QUALCOMM, Inc. (a)	13,848	902,890
Skyworks Solutions, Inc. (a)	1,736	129,610
Texas Instruments, Inc. (a)	9,397	685,699
Xilinx, Inc. (a)	2,390	144,284

		6,035,415

Software — 4.5%
Activision Blizzard, Inc. (a)	6,541	236,196
Adobe Systems, Inc. (a) (b)	4,698	483,659
Autodesk, Inc. (a) (b)	1,798	133,070
CA, Inc. (a)	2,950	93,722
Cerner Corp. (a) (b)	2,921	138,368
Citrix Systems, Inc. (a) (b)	1,432	127,892
The Dun & Bradstreet Corp. (a)	369	44,767
Electronic Arts, Inc. (a) (b)	2,807	221,079
Fidelity National Information Services, Inc. (a)	3,110	235,240
Fiserv, Inc. (a) (b)	2,068	219,787
Intuit, Inc. (a)	2,304	264,061
Microsoft Corp. (a)	73,254	4,552,004
Oracle Corp. (a)	28,292	1,087,827
Red Hat, Inc. (a) (b)	1,705	118,838
Salesforce.com, Inc. (a) (b)	6,050	414,183

		8,370,693

		23,792,995

Utilities — 3.1%
Electric — 2.9%
The AES Corp. (a)	6,577	76,425
Alliant Energy Corp. (a)	2,106	79,796
Ameren Corp. (a)	2,172	113,943
American Electric Power Co., Inc. (a)	4,666	293,771
CenterPoint Energy, Inc. (a)	3,953	97,402
CMS Energy Corp. (a)	2,363	98,348
Consolidated Edison, Inc. (a)	2,870	211,462
Dominion Resources, Inc. (a)	5,960	456,476
DTE Energy Co. (a)	1,586	156,237
Duke Energy Corp. (a)	6,496	504,220
Edison International (a)	3,085	222,089
Entergy Corp. (a)	1,775	130,409
Eversource Energy (a)	2,879	159,007
Exelon Corp. (a)	8,678	307,982

	Number of Shares	Value
FirstEnergy Corp. (a)	3,938	$121,960
NextEra Energy, Inc. (a)	4,383	523,593
NRG Energy, Inc. (a)	3,280	40,213
PG&E Corp. (a)	4,659	283,128
Pinnacle West Capital Corp. (a)	1,123	87,628
PPL Corp. (a)	6,559	223,334
Public Service Enterprise Group, Inc. (a)	4,720	207,114
SCANA Corp. (a)	1,440	105,523
The Southern Co. (a)	9,165	450,826
WEC Energy Group, Inc. (a)	2,841	166,625
Xcel Energy, Inc. (a)	4,739	192,877

		5,310,388

Gas — 0.1%
NiSource, Inc. (a)	3,193	70,693
Sempra Energy (a)	2,344	235,900

		306,593

Water — 0.1%
American Water Works Co., Inc. (a)	1,653	119,611

		5,736,592

TOTAL COMMON STOCK (Cost $152,504,124)		181,760,804

TOTAL EQUITIES (Cost $152,504,124)		181,760,804

	Principal Amount
BONDS & NOTES — 0.0%

CORPORATE DEBT — 0.0%
Forest Products & Paper — 0.0%
Sino Forest Corp. (a) (c) 5.000% 8/01/49	$359,000	-

TOTAL CORPORATE DEBT (Cost $0)		-

TOTAL BONDS & NOTES (Cost $0)		-

	Units
PURCHASED OPTIONS — 0.4%
Financial — 0.4%
Diversified Financial — 0.4%
S&P 500 Index, Put, Expires 01/20/17, Strike 2,000.00	98	10,290
S&P 500 Index, Put, Expires 01/20/17, Strike 2,050.00	119	18,802
S&P 500 Index, Put, Expires 02/17/17, Strike 2,025.00	182	118,300

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Units	Value
S&P 500 Index, Put, Expires 02/21/17, Strike 1,975.00	82	$31,406
S&P 500 Index, Put, Expires 03/17/17, Strike 2,000.00	137	164,400
S&P 500 Index, Put, Expires 03/17/17, Strike 2,075.00	186	353,772

		696,970

TOTAL PURCHASED OPTIONS (Cost $1,171,700)		696,970

TOTAL LONG-TERM INVESTMENTS (Cost $153,675,824)		182,457,774

	Principal Amount
SHORT-TERM INVESTMENTS — 2.8%
Repurchase Agreement — 2.8%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/16, 0.010%, due 1/03/17 (d)	$5,163,935	5,163,935

Time Deposit — 0.0%
Euro Time Deposit 0.010% 1/03/17	1,188	1,188

TOTAL SHORT-TERM INVESTMENTS (Cost $5,165,123)		5,165,123

TOTAL INVESTMENTS — 101.9% (Cost $158,840,947) (e)		187,622,897

Other Assets/(Liabilities) — (1.9)%		(3,516,941)

NET ASSETS — 100.0%		$184,105,956

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	All or a portion of these securities are pledged as collateral for written options. (Note 2).
(b)	Non-income producing security.
(c)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2016, these securities amounted to a value of $0 or 0.00% of net assets.
(d)	Maturity value of $5,163,941. Collateralized by U.S. Government Agency obligations with a rate of 3.125%, maturity date of 5/15/21, and an aggregate market value, including accrued interest, of $5,270,463.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments

December 31, 2016

	Number of Shares	Value
EQUITIES — 96.4%

COMMON STOCK — 95.9%
Basic Materials — 3.5%
Chemicals — 3.0%
Air Products & Chemicals, Inc.	34,000	$4,889,880
Ashland Global Holdings, Inc.	27,000	2,950,830
RPM International, Inc.	69,000	3,714,270
Valvoline, Inc.	47,000	1,010,500

		12,565,480

Mining — 0.5%
Franco-Nevada Corp.	38,000	2,270,880

		14,836,360

Communications — 4.4%
Internet — 2.0%
Dropbox, Inc. (a) (b)	9,011	86,776
Equinix, Inc.	1,000	357,410
Match Group, Inc. (b) (c)	48,686	832,530
TripAdvisor, Inc. (b)	26,000	1,205,620
VeriSign, Inc. (b) (c)	60,000	4,564,200
Zillow Group, Inc. Class A (b)	18,000	656,100
Zillow Group, Inc. Class C (b) (c)	25,000	911,750

		8,614,386

Media — 0.4%
FactSet Research Systems, Inc.	10,000	1,634,300

Telecommunications — 2.0%
DigitalGlobe, Inc. (b)	96,000	2,750,400
Palo Alto Networks, Inc. (b)	3,000	375,150
SBA Communications Corp. Class A (b)	7,000	722,820
T-Mobile US, Inc. (b)	76,000	4,370,760

		8,219,130

		18,467,816

Consumer, Cyclical — 16.0%
Apparel — 0.9%
Carter’s, Inc.	24,000	2,073,360
Hanesbrands, Inc.	68,000	1,466,760

		3,540,120

Auto Manufacturers — 0.7%
Ferrari NV	26,000	1,511,640
Tesla Motors, Inc. (b)	6,000	1,282,140

		2,793,780

Automotive & Parts — 0.3%
WABCO Holdings, Inc. (b)	13,000	1,379,950

Entertainment — 0.3%
Vail Resorts, Inc.	7,864	1,268,542

Home Furnishing — 0.5%
Harman International Industries, Inc.	19,000	2,112,040

	Number of Shares	Value
Leisure Time — 2.2%
Norwegian Cruise Line Holdings Ltd. (b)	153,000	$6,507,090
Royal Caribbean Cruises Ltd.	36,000	2,953,440

		9,460,530

Lodging — 2.3%
Choice Hotels International, Inc.	17,000	952,850
Marriott International, Inc. Class A	77,000	6,366,360
MGM Resorts International (b)	89,000	2,565,870

		9,885,080

Retail — 8.8%
AutoZone, Inc. (b)	8,500	6,713,215
Burlington Stores, Inc. (b)	26,000	2,203,500
CarMax, Inc. (b) (c)	81,000	5,215,590
Coach, Inc.	123,000	4,307,460
Dick’s Sporting Goods, Inc.	31,000	1,646,100
Dollar General Corp.	86,000	6,370,020
L Brands, Inc.	38,000	2,501,920
The Michaels Cos., Inc. (b)	128,000	2,617,600
O’Reilly Automotive, Inc. (b)	16,000	4,454,560
PVH Corp.	15,000	1,353,600

		37,383,565

		67,823,607

Consumer, Non-cyclical — 28.8%
Biotechnology — 2.6%
Alkermes PLC (b)	94,000	5,224,520
Illumina, Inc. (b)	17,000	2,176,680
Incyte Corp. (b)	19,000	1,905,130
Vertex Pharmaceuticals, Inc. (b)	21,000	1,547,070

		10,853,400

Commercial Services — 9.7%
Aramark	77,000	2,750,440
Equifax, Inc.	49,605	5,864,799
FleetCor Technologies, Inc. (b)	27,000	3,821,040
Gartner, Inc. (b)	23,000	2,324,610
Global Payments, Inc.	68,000	4,719,880
IHS Markit Ltd. (b)	149,000	5,276,090
KAR Auction Services, Inc.	68,000	2,898,160
ManpowerGroup, Inc.	8,000	710,960
Sabre Corp.	102,000	2,544,900
TransUnion (b)	25,000	773,250
Vantiv, Inc. Class A (b)	76,000	4,531,120
Verisk Analytics, Inc. (b)	55,000	4,464,350
Wework Cos., Inc. Class A (a)	12,099	392,008

		41,071,607

Foods — 2.2%
Blue Buffalo Pet Products, Inc. (b)	52,000	1,250,080
Conagra Brands, Inc.	77,000	3,045,350
Sprouts Farmers Market, Inc. (b)	117,312	2,219,543

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
TreeHouse Foods, Inc. (b)	38,000	$2,743,220

		9,258,193

Health Care – Products — 8.4%
Bruker Corp.	158,000	3,346,440
The Cooper Cos., Inc.	31,000	5,422,830
Henry Schein, Inc. (b)	21,000	3,185,910
Hologic, Inc. (b)	174,000	6,980,880
IDEXX Laboratories, Inc. (b)	21,000	2,462,670
Intuitive Surgical, Inc. (b)	7,000	4,439,190
Teleflex, Inc.	47,000	7,574,050
West Pharmaceutical Services, Inc.	28,000	2,375,240

		35,787,210

Health Care – Services — 4.2%
Acadia Healthcare Co., Inc. (b)	44,000	1,456,400
Catalent, Inc. (b)	112,000	3,019,520
DENTSPLY SIRONA, Inc.	85,000	4,907,050
Envision Healthcare Corp. (b)	47,000	2,974,630
MEDNAX, Inc. (b)	85,000	5,666,100

		18,023,700

Pharmaceuticals — 1.7%
Alnylam Pharmaceuticals, Inc. (b)	21,000	786,240
Neurocrine Biosciences, Inc. (b)	8,000	309,600
Quintiles IMS Holdings, Inc. (b)	30,000	2,281,500
TESARO, Inc. (b) (c)	8,000	1,075,840
Zoetis, Inc.	51,000	2,730,030

		7,183,210

		122,177,320

Energy — 1.7%
Oil & Gas — 1.7%
ARC Resources Ltd. (c)	68,000	1,170,432
Centennial Resource Development, Inc. (a) (b)	19,204	349,133
Cimarex Energy Co.	7,000	951,300
Concho Resources, Inc. (b)	9,000	1,193,400
EQT Corp.	55,000	3,597,000

		7,261,265

Financial — 9.9%
Commercial Services — 0.7%
CoreLogic, Inc. (b)	86,000	3,167,380

Diversified Financial — 6.0%
Bats Global Markets, Inc.	25,000	837,750
CBOE Holdings, Inc.	68,000	5,024,520
E*TRADE Financial Corp. (b)	59,000	2,044,350
FNF Group	187,000	6,350,520
Intercontinental Exchange, Inc.	94,000	5,303,480
TD Ameritrade Holding Corp.	132,000	5,755,200

		25,315,820

Insurance — 3.0%
The Progressive Corp.	132,000	4,686,000

	Number of Shares	Value
Willis Towers Watson PLC	66,000	$8,070,480

		12,756,480

Real Estate — 0.2%
Jones Lang LaSalle, Inc.	9,000	909,360

		42,149,040

Industrial — 19.9%
Aerospace & Defense — 2.1%
Harris Corp.	51,000	5,225,970
Rockwell Collins, Inc.	40,000	3,710,400

		8,936,370

Building Materials — 0.8%
Martin Marietta Materials, Inc.	15,000	3,322,950

Electrical Components & Equipment — 0.5%
Acuity Brands, Inc.	9,000	2,077,740

Electronics — 5.7%
Agilent Technologies, Inc.	119,000	5,421,640
Allegion PLC	65,000	4,160,000
Fortive Corp.	63,000	3,378,690
Keysight Technologies, Inc. (b)	130,000	4,754,100
Mettler-Toledo International, Inc. (b)	4,000	1,674,240
Sensata Technologies Holding NV (b)	119,000	4,635,050

		24,023,720

Environmental Controls — 1.3%
Stericycle, Inc. (b)	11,106	855,606
Waste Connections, Inc.	60,000	4,715,400

		5,571,006

Machinery – Diversified — 4.5%
Cognex Corp.	21,000	1,336,020
IDEX Corp.	71,000	6,394,260
The Middleby Corp. (b)	15,000	1,932,150
Roper Technologies, Inc.	34,000	6,224,720
Xylem, Inc.	64,000	3,169,280

		19,056,430

Manufacturing — 2.6%
Colfax Corp. (b)	38,000	1,365,340
Textron, Inc.	196,000	9,517,760

		10,883,100

Packaging & Containers — 1.0%
Ball Corp.	60,000	4,504,200

Transportation — 1.4%
J.B. Hunt Transport Services, Inc.	17,000	1,650,190
Kansas City Southern	43,000	3,648,550
Old Dominion Freight Line, Inc. (b)	8,000	686,320

		5,985,060

		84,360,576

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Technology — 11.7%
Computers — 0.4%
CSRA, Inc.	56,103	$1,786,319

Semiconductors — 3.2%
KLA-Tencor Corp.	17,000	1,337,560
Microchip Technology, Inc.	111,000	7,120,650
NXP Semiconductor NV (b)	30,000	2,940,300
Xilinx, Inc.	35,000	2,112,950

		13,511,460

Software — 8.1%
Atlassian Corp. PLC Class A (b)	72,000	1,733,760
Black Knight Financial Services, Inc. Class A (b) (c)	2,955	111,699
Electronic Arts, Inc. (b)	26,000	2,047,760
Fidelity National Information Services, Inc.	31,000	2,344,840
Fiserv, Inc. (b)	89,000	9,458,920
Guidewire Software, Inc. (b)	19,000	937,270
MSCI, Inc.	34,000	2,678,520
Red Hat, Inc. (b)	72,000	5,018,400
ServiceNow, Inc. (b)	17,000	1,263,780
Splunk, Inc. (b)	34,000	1,739,100
SS&C Technologies Holdings, Inc	69,000	1,973,400
Tableau Software, Inc. Class A (b)	30,000	1,264,500
Veeva Systems, Inc. Class A (b)	52,000	2,116,400
Workday, Inc. Class A (b)	26,000	1,718,340

		34,406,689

		49,704,468

TOTAL COMMON STOCK (Cost $303,438,872)		406,780,452

PREFERRED STOCK — 0.5%
Communications — 0.2%
Internet — 0.2%
Dropbox, Inc. Series A (a) (b)	11,190	107,760
Dropbox, Inc. Series A 1 (a) (b)	54,965	529,313

		637,073

Consumer, Non-cyclical — 0.3%
Commercial Services — 0.3%
Wework, Inc. Series D 1 (a) (b)	22,197	719,183
Wework, Inc. Series D 2 (a) (b)	17,440	565,056

		1,284,239

TOTAL PREFERRED STOCK (Cost $1,258,645)		1,921,312

TOTAL EQUITIES (Cost $304,697,517)		408,701,764

	Number of Shares	Value
MUTUAL FUNDS — 2.9%
Diversified Financial — 2.9%
State Street Navigator Securities Lending Prime Portfolio (d)	11,944,642	$11,944,642
T. Rowe Price Government Reserve Investment Fund	500,780	500,780

TOTAL MUTUAL FUNDS (Cost $12,445,422)		12,445,422

TOTAL LONG-TERM INVESTMENTS (Cost $317,142,939)		421,147,186

	Principal Amount
SHORT-TERM INVESTMENTS — 3.7%
Repurchase Agreement — 3.7%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/16, 0.010%, due 1/03/17 (e)	$15,573,326	15,573,326

TOTAL SHORT-TERM INVESTMENTS (Cost $15,573,326)		15,573,326

TOTAL INVESTMENTS — 103.0% (Cost $332,716,265) (f)		436,720,512

Other Assets/(Liabilities) — (3.0)%		(12,739,957)

NET ASSETS — 100.0%		$423,980,555

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2016, these securities amounted to a value of $2,749,229 or 0.65% of net assets.
(b)	Non-income producing security.
(c)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2016, was $11,665,878 or 2.75% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(d)	Represents investment of security lending collateral. (Note 2).
(e)	Maturity value of $15,573,344. Collateralized by U.S. Government Agency obligations with a rate of 3.125%, maturity date of 5/15/19, and an aggregate market value, including accrued interest, of $15,888,284.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Value Fund – Portfolio of Investments

December 31, 2016

	Number of Shares	Value
EQUITIES — 95.7%

COMMON STOCK — 95.7%
Basic Materials — 0.2%
Iron & Steel — 0.2%
Nucor Corp.	15,595	$928,213

Communications — 0.7%
Telecommunications — 0.7%
Level 3 Communications, Inc. (a)	62,850	3,542,226

Consumer, Cyclical — 7.2%
Apparel — 0.5%
Ralph Lauren Corp.	27,070	2,444,962

Auto Manufacturers — 1.1%
Honda Motor Co. Ltd. Sponsored ADR (Japan)	140,915	4,113,309
Oshkosh Corp.	14,508	937,362

		5,050,671

Automotive & Parts — 1.0%
Delphi Automotive PLC	70,994	4,781,446

Home Builders — 0.7%
PulteGroup, Inc.	191,721	3,523,832

Leisure Time — 0.7%
Carnival Corp.	65,012	3,384,525

Retail — 2.8%
Advance Auto Parts, Inc.	30,585	5,172,535
CST Brands, Inc.	81,114	3,905,639
Target Corp.	62,710	4,529,544

		13,607,718

Toys, Games & Hobbies — 0.4%
Mattel, Inc.	63,815	1,758,103

		34,551,257

Consumer, Non-cyclical — 15.0%
Foods — 6.2%
Conagra Brands, Inc.	168,836	6,677,464
General Mills, Inc.	59,541	3,677,847
The J.M. Smucker Co.	24,299	3,111,730
Kellogg Co.	53,870	3,970,758
Lamb Weston Holdings, Inc. (a)	48,623	1,840,380
Mondelez International, Inc. Class A	136,930	6,070,107
Sysco Corp.	72,799	4,030,881

		29,379,167

Health Care – Products — 3.8%
Abbott Laboratories	73,961	2,840,842
Baxter International, Inc.	71,827	3,184,809
STERIS PLC	49,027	3,303,930
Zimmer Biomet Holdings, Inc.	84,229	8,692,433

		18,022,014

	Number of Shares	Value
Health Care – Services — 2.7%
HCA Holdings, Inc. (a)	19,549	$1,447,017
LifePoint Health, Inc. (a)	128,256	7,284,941
Quest Diagnostics, Inc.	44,249	4,066,483

		12,798,441

Pharmaceuticals — 2.3%
Cardinal Health, Inc.	49,460	3,559,636
Express Scripts Holding Co. (a)	34,992	2,407,100
McKesson Corp.	19,234	2,701,415
Mead Johnson Nutrition Co.	35,066	2,481,270

		11,149,421

		71,349,043

Energy — 13.1%
Oil & Gas — 8.9%
Anadarko Petroleum Corp.	91,414	6,374,298
Cimarex Energy Co.	14,367	1,952,475
Devon Energy Corp.	102,591	4,685,331
EQT Corp.	118,104	7,724,002
Imperial Oil Ltd.	241,356	8,396,633
Noble Energy, Inc.	194,438	7,400,310
Occidental Petroleum Corp.	79,915	5,692,345

		42,225,394

Oil & Gas Services — 3.9%
Baker Hughes, Inc.	115,441	7,500,202
FMC Technologies, Inc. (a)	33,990	1,207,665
Frank’s International NV	170,360	2,097,132
Halliburton Co.	69,635	3,766,557
National Oilwell Varco, Inc.	113,619	4,253,895

		18,825,451

Pipelines — 0.3%
Spectra Energy Partners LP	26,917	1,233,875

		62,284,720

Financial — 27.7%
Banks — 12.8%
Bank of Hawaii Corp.	37,480	3,324,101
BB&T Corp.	133,837	6,293,016
Comerica, Inc.	54,586	3,717,853
Commerce Bancshares, Inc.	92,745	5,361,588
M&T Bank Corp.	34,087	5,332,229
Northern Trust Corp.	168,603	15,014,097
The PNC Financial Services Group, Inc.	55,222	6,458,765
State Street Corp.	50,194	3,901,078
SunTrust Banks, Inc.	66,637	3,655,039
UMB Financial Corp.	38,706	2,985,007
Westamerica Bancorp.	75,031	4,721,701

		60,764,474

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Diversified Financial — 2.7%
Ameriprise Financial, Inc.	39,334	$4,363,714
Invesco Ltd.	169,216	5,134,014
T. Rowe Price Group, Inc.	45,817	3,448,187

		12,945,915

Insurance — 7.0%
Aflac, Inc.	33,395	2,324,292
The Allstate Corp.	26,604	1,971,888
Brown & Brown, Inc.	92,105	4,131,830
Chubb Ltd.	52,039	6,875,393
MetLife, Inc.	65,961	3,554,638
ProAssurance Corp.	44,093	2,478,027
Reinsurance Group of America, Inc.	43,526	5,476,877
Torchmark Corp.	24,074	1,775,698
Unum Group	111,797	4,911,242

		33,499,885

Real Estate Investment Trusts (REITS) — 4.2%
Boston Properties, Inc.	2,595	326,399
Empire State Realty Trust, Inc. Class A	95,051	1,919,080
Host Hotels & Resorts, Inc.	174,676	3,290,896
MGM Growth Properties LLC Class A	102,131	2,584,935
Piedmont Office Realty Trust, Inc. Class A	190,792	3,989,461
Welltower, Inc.	6,203	415,167
Weyerhaeuser Co.	243,632	7,330,887

		19,856,825

Savings & Loans — 1.0%
Capitol Federal Financial, Inc.	298,428	4,912,125

		131,979,224

Industrial — 18.5%
Electrical Components & Equipment — 2.0%
Emerson Electric Co.	62,779	3,499,929
Hubbell, Inc.	50,148	5,852,272

		9,352,201

Electronics — 6.0%
Johnson Controls International PLC	313,941	12,931,230
Keysight Technologies, Inc. (a)	150,681	5,510,404
Koninklijke Philips Electronics NV	181,625	5,536,114
TE Connectivity Ltd.	68,096	4,717,691

		28,695,439

Environmental Controls — 1.5%
Clean Harbors, Inc. (a)	21,682	1,206,603
Republic Services, Inc.	105,675	6,028,759

		7,235,362

Machinery – Construction & Mining — 1.2%
Ingersoll-Rand PLC	78,729	5,907,824

	Number of Shares	Value
Machinery – Diversified — 1.4%
Cummins, Inc.	30,146	$4,120,054
Rockwell Automation, Inc.	19,105	2,567,712

		6,687,766

Manufacturing — 2.0%
ITT, Inc.	27,981	1,079,227
Parker Hannifin Corp.	19,458	2,724,120
Textron, Inc.	116,536	5,658,988

		9,462,335

Packaging & Containers — 2.4%
Bemis Co., Inc.	39,104	1,869,953
Sonoco Products Co.	58,563	3,086,270
WestRock Co.	125,092	6,350,921

		11,307,144

Transportation — 2.0%
CSX Corp.	121,683	4,372,070
Heartland Express, Inc.	255,571	5,203,426

		9,575,496

		88,223,567

Technology — 5.4%
Computers — 0.5%
NetApp, Inc.	73,031	2,575,804

Semiconductors — 4.9%
Applied Materials, Inc.	239,223	7,719,726
Lam Research Corp.	45,726	4,834,610
Maxim Integrated Products, Inc.	150,510	5,805,171
Teradyne, Inc.	193,891	4,924,831

		23,284,338

		25,860,142

Utilities — 7.9%
Electric — 6.5%
Ameren Corp.	65,646	3,443,789
Consolidated Edison, Inc.	38,967	2,871,089
Edison International	97,060	6,987,349
Eversource Energy	36,580	2,020,313
NorthWestern Corp.	50,583	2,876,655
PG&E Corp.	109,032	6,625,875
Xcel Energy, Inc.	153,726	6,256,648

		31,081,718

Gas — 1.4%
Atmos Energy Corp.	39,984	2,964,814
Spire, Inc.	57,117	3,686,902

		6,651,716

		37,733,434

TOTAL COMMON STOCK (Cost $389,690,435)		456,451,826

TOTAL EQUITIES (Cost $389,690,435)		456,451,826

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 2.7%
Diversified Financial — 2.7%
iShares Russell Mid-Cap Value ETF	163,186	$13,125,050

TOTAL MUTUAL FUNDS (Cost $12,254,247)		13,125,050

TOTAL LONG-TERM INVESTMENTS (Cost $401,944,682)		469,576,876

	Principal Amount
SHORT-TERM INVESTMENTS — 1.7%
Repurchase Agreement — 1.7%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/16, 0.010%, due 1/03/17 (b)	$8,006,866	8,006,866

Time Deposit — 0.0%
Euro Time Deposit 0.010% 1/03/17	32,346	32,346

TOTAL SHORT-TERM INVESTMENTS (Cost $8,039,212)		8,039,212

TOTAL INVESTMENTS — 100.1% (Cost $409,983,894) (c)		477,616,088

Other Assets/(Liabilities) — (0.1)%		(422,107)

NET ASSETS — 100.0%		$477,193,981

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
(a)	Non-income producing security.
(b)	Maturity value of $8,006,875. Collateralized by U.S. Government Agency obligations with a rate of 3.125%, maturity date of 5/15/19, and an aggregate market value, including accrued interest, of $8,169,026.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments

December 31, 2016

	Number of Shares	Value
EQUITIES — 98.3%

COMMON STOCK — 97.4%
Basic Materials — 3.0%
Chemicals — 2.8%
Ingevity Corp. (a)	16,629	$912,267
Methanex Corp.	28,832	1,262,841
Minerals Technologies, Inc.	11,737	906,683
Platform Specialty Products Corp. (a)	155,058	1,521,119
PolyOne Corp.	31,365	1,004,935

		5,607,845

Forest Products & Paper — 0.2%
KapStone Paper and Packaging Corp.	21,300	469,665

		6,077,510

Communications — 5.9%
Internet — 2.7%
Dropbox, Inc. (a) (b)	10,469	100,816
GoDaddy, Inc. Class A (a)	38,854	1,357,947
Just Eat PLC (a)	101,567	729,588
Mimecast Ltd. (a)	25,800	461,820
Stamps.com, Inc. (a)	8,827	1,012,016
The Trade Desk, Inc. Class A (a)	1,000	27,670
Wix.com Ltd. (a)	23,355	1,040,465
Zillow Group, Inc. Class C (a)	21,368	779,291

		5,509,613

Media — 0.5%
The New York Times Co. Class A	75,281	1,001,238

Telecommunications — 2.7%
Arista Networks, Inc. (a)	11,070	1,071,244
Ciena Corp. (a)	50,976	1,244,324
Gigamon, Inc. (a)	24,713	1,125,677
Oclaro, Inc. (a)	78,800	705,260
ORBCOMM, Inc. (a)	22,164	183,296
Vonage Holdings Corp. (a)	169,756	1,162,829

		5,492,630

		12,003,481

Consumer, Cyclical — 14.0%
Airlines — 0.9%
Spirit Airlines, Inc. (a)	31,891	1,845,213

Apparel — 0.5%
Steven Madden Ltd. (a)	30,700	1,097,525

Automotive & Parts — 0.6%
Tenneco, Inc. (a)	21,114	1,318,992

Distribution & Wholesale — 0.8%
Beacon Roofing Supply, Inc. (a)	15,904	732,697
WESCO International, Inc. (a)	13,528	900,289

		1,632,986

Entertainment — 1.6%
Cinemark Holdings, Inc.	28,904	1,108,757

	Number of Shares	Value
Marriott Vacations Worldwide Corp.	11,514	$976,963
National CineMedia, Inc.	74,514	1,097,591

		3,183,311

Home Furnishing — 0.5%
La-Z-Boy, Inc.	35,023	1,087,464

Leisure Time — 2.8%
Acushnet Holdings Corp. (a)	37,961	748,211
ClubCorp Holdings, Inc.	114,537	1,643,606
Fox Factory Holding Corp. (a)	36,240	1,005,660
Lindblad Expeditions Holdings, Inc. (a)	103,457	977,669
Planet Fitness, Inc. Class A	67,202	1,350,760

		5,725,906

Lodging — 0.5%
Hyatt Hotels Corp. Class A (a)	17,991	994,183

Retail — 5.8%
Bloomin’ Brands, Inc.	59,672	1,075,886
The Cheesecake Factory, Inc.	16,651	997,062
Chico’s FAS, Inc.	65,772	946,459
Dick’s Sporting Goods, Inc.	14,400	764,640
DSW, Inc. Class A	32,279	731,120
FirstCash, Inc.	13,658	641,926
Five Below, Inc. (a)	8,346	333,506
Kate Spade & Co. (a)	123,590	2,307,425
Nu Skin Enterprises, Inc. Class A	21,950	1,048,771
Panera Bread Co. Class A (a) (c)	9,936	2,037,774
Wingstop, Inc.	30,975	916,550

		11,801,119

		28,686,699

Consumer, Non-cyclical — 17.3%
Agriculture — 0.4%
MGP Ingredients, Inc. (c)	16,270	813,175

Biotechnology — 2.5%
Aduro Biotech, Inc. (a) (c)	33,400	380,760
Alder Biopharmaceuticals, Inc. (a) (c)	21,784	453,107
Bluebird Bio, Inc. (a) (c)	10,632	655,995
Coherus Biosciences, Inc. (a)	10,360	291,634
Five Prime Therapeutics, Inc. (a)	16,929	848,312
Ionis Pharmaceuticals, Inc. (a) (c)	13,584	649,723
Ironwood Pharmaceuticals, Inc. (a)	25,839	395,078
PTC Therapeutics, Inc. (a)	26,388	287,893
Ultragenyx Pharmaceutical, Inc. (a)	16,249	1,142,467

		5,104,969

Commercial Services — 3.0%
Cardtronics PLC Class A (a)	29,396	1,604,140
CoStar Group, Inc. (a)	5,231	985,991
Monro Muffler Brake, Inc.	16,148	923,666
TriNet Group, Inc. (a)	34,100	873,642
WEX, Inc. (a)	15,816	1,765,065

		6,152,504

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Foods — 0.9%
Greencore Group PLC	258,629	$786,312
Sanderson Farms, Inc. (c)	11,860	1,117,686

		1,903,998

Health Care – Products — 5.1%
ABIOMED, Inc. (a)	7,341	827,184
Align Technology, Inc. (a)	16,827	1,617,580
Bio-Techne Corp.	7,660	787,678
Dexcom, Inc. (a)	8,117	484,585
Globus Medical, Inc. Class A (a)	48,245	1,196,958
Haemonetics Corp. (a)	21,700	872,340
Inogen, Inc. (a)	8,901	597,880
Insulet Corp. (a)	91,790	3,458,647
MiMedx Group, Inc. (a) (c)	67,400	597,164

		10,440,016

Health Care – Services — 2.6%
Acadia Healthcare Co., Inc. (a)	21,926	725,751
Kindred Healthcare, Inc.	98,063	769,794
LifePoint Health, Inc. (a)	21,290	1,209,272
Molina Healthcare, Inc. (a)	19,800	1,074,348
Surgical Care Affiliates, Inc. (a)	19,601	906,938
WellCare Health Plans, Inc. (a)	3,934	539,273

		5,225,376

Pharmaceuticals — 2.8%
Aerie Pharmaceuticals, Inc. (a)	26,536	1,004,388
Galapagos NV (a)	12,638	811,233
Global Blood Therapeutics, Inc. (a)	19,471	281,356
Nevro Corp. (a)	13,219	960,493
Otonomy, Inc. (a)	29,293	465,759
Portola Pharmaceuticals, Inc. (a)	15,926	357,379
TESARO, Inc. (a) (c)	13,236	1,779,977

		5,660,585

		35,300,623

Diversified — 0.6%
Holding Company – Diversified — 0.6%
FCB Financial Holdings, Inc. Class A (a)	25,235	1,203,710

Energy — 4.5%
Energy – Alternate Sources — 0.8%
First Solar, Inc. (a) (c)	22,454	720,549
Pattern Energy Group, Inc. (c)	45,779	869,343

		1,589,892

Oil & Gas — 3.1%
Callon Petroleum Co. (a)	67,833	1,042,593
Centennial Resource Development, Inc. (a) (b)	4,111	74,739
Centennial Resource Development, Inc. Class A (a) (c)	36,649	722,718
Delek US Holdings, Inc.	46,800	1,126,476
Ensco PLC Class A	50,343	489,334

	Number of Shares	Value
QEP Resources, Inc.	49,955	$919,672
Resolute Energy Corp. (a)	1,800	74,142
Synergy Resources Corp. (a) (c)	85,803	764,505
WPX Energy, Inc. (a)	78,867	1,149,092

		6,363,271

Oil & Gas Services — 0.6%
Forum Energy Technologies, Inc. (a)	53,488	1,176,736

		9,129,899

Financial — 21.2%
Banks — 6.9%
Ameris Bancorp	30,725	1,339,610
ConnectOne Bancorp, Inc.	42,129	1,093,248
Great Western Bancorp, Inc.	30,447	1,327,185
IBERIABANK Corp.	6,885	576,619
MB Financial, Inc.	56,083	2,648,800
South State Corp.	11,961	1,045,391
State Bank Financial Corp.	32,689	878,027
Texas Capital Bancshares, Inc. (a)	14,911	1,169,022
United Community Banks, Inc.	51,512	1,525,785
Western Alliance Bancorp (a)	49,157	2,394,437

		13,998,124

Diversified Financial — 2.6%
Air Lease Corp.	31,800	1,091,694
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	113,568	2,156,656
WageWorks, Inc. (a)	12,521	907,773
WisdomTree Investments, Inc. (c)	109,764	1,222,771

		5,378,894

Diversified Financial Services — 0.4%
Blackhawk Network Holdings, Inc. (a)	23,249	875,906

Insurance — 3.3%
Assurant, Inc.	9,184	852,826
Assured Guaranty Ltd.	28,842	1,089,363
eHealth, Inc. (a)	25,540	272,001
Horace Mann Educators Corp.	29,679	1,270,261
Kemper Corp.	25,800	1,142,940
MBIA, Inc. (a)	60,209	644,236
MGIC Investment Corp. (a)	146,578	1,493,630

		6,765,257

Real Estate — 1.6%
Hilltop Holdings, Inc.	29,623	882,765
Kennedy-Wilson Holdings, Inc.	116,781	2,394,011

		3,276,776

Real Estate Investment Trusts (REITS) — 4.9%
Coresite Realty Corp.	14,661	1,163,644
LaSalle Hotel Properties	70,681	2,153,650
Life Storage, Inc.	11,171	952,440
MFA Financial, Inc.	138,764	1,058,769

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Outfront Media, Inc.	46,500	$1,156,455
PS Business Parks, Inc.	10,791	1,257,367
Redwood Trust, Inc.	71,672	1,090,131
Rexford Industrial Realty, Inc.	48,110	1,115,671

		9,948,127

Savings & Loans — 1.5%
Sterling Bancorp	129,679	3,034,488

		43,277,572

Industrial — 16.8%
Aerospace & Defense — 2.8%
Astronics Corp. (a)	18,406	622,859
Curtiss-Wright Corp.	9,901	973,862
HEICO Corp. Class A	8,470	575,113
MACOM Technology Solutions Holdings, Inc. (a)	43,227	2,000,546
Teledyne Technologies, Inc. (a)	12,247	1,506,381

		5,678,761

Building Materials — 2.0%
Armstrong Flooring, Inc. (a)	32,763	652,311
Armstrong World Industries, Inc. (a) (c)	22,586	944,095
Masonite International Corp. (a)	36,826	2,423,151

		4,019,557

Electrical Components & Equipment — 0.1%
SunPower Corp. (a) (c)	40,716	269,133

Electronics — 1.0%
Coherent, Inc. (a)	6,083	835,713
Watts Water Technologies, Inc. Class A	17,060	1,112,312

		1,948,025

Environmental Controls — 1.5%
AquaVenture Holdings Ltd. (a)	23,000	564,190
Clean Harbors, Inc. (a)	45,405	2,526,788

		3,090,978

Hand & Machine Tools — 0.2%
Regal Beloit Corp.	7,300	505,525

Machinery – Diversified — 2.6%
Altra Industrial Motion Corp.	39,172	1,445,447
Applied Industrial Technologies, Inc.	21,004	1,247,637
The Middleby Corp. (a)	14,949	1,925,581
Zebra Technologies Corp. Class A (a)	7,729	662,839

		5,281,504

Manufacturing — 0.5%
John Bean Technologies Corp.	11,815	1,015,499

Metal Fabricate & Hardware — 1.4%
Advanced Drainage Systems, Inc. (c)	95,924	1,976,034
The Timken Co.	22,800	905,160

		2,881,194

	Number of Shares	Value
Packaging & Containers — 0.4%
Graphic Packaging Holding Co.	69,715	$870,043

Transportation — 3.8%
Genesee & Wyoming, Inc. Class A (a)	15,080	1,046,703
Kirby Corp. (a)	31,834	2,116,961
Knight Transportation, Inc.	48,013	1,586,830
Swift Transportation Co. (a) (c)	120,200	2,928,072

		7,678,566

Trucking & Leasing — 0.5%
GATX Corp. (c)	17,626	1,085,409

		34,324,194

Technology — 13.2%
Computers — 0.3%
VeriFone Systems, Inc. (a)	40,316	714,803

Semiconductors — 5.0%
Cavium, Inc. (a)	32,622	2,036,918
Entegris, Inc. (a)	101,810	1,822,399
Impinj, Inc. (a) (c)	23,100	816,354
Integrated Device Technology, Inc. (a)	42,192	994,043
MaxLinear, Inc. Class A (a)	63,036	1,374,185
MKS Instruments, Inc.	24,020	1,426,788
Monolithic Power Systems, Inc.	6,895	564,907
Tower Semiconductor Ltd. (a)	65,123	1,239,291

		10,274,885

Software — 7.9%
2U, Inc. (a)	14,551	438,713
Allscripts Healthcare Solutions, Inc. (a)	96,108	981,263
Aspen Technology, Inc. (a)	28,115	1,537,328
BroadSoft, Inc. (a)	47,715	1,968,244
Callidus Software, Inc. (a)	52,060	874,608
CommVault Systems, Inc. (a)	12,433	639,056
Docusign, Inc. Series E (Escrow Shares) (a) (b)	2,601	-
Envestnet, Inc. (a)	21,185	746,771
EPAM Systems, Inc. (a)	7,143	459,366
Fair Isaac Corp.	12,854	1,532,454
Five9, Inc. (a)	35,800	508,002
Guidewire Software, Inc. (a)	10,651	525,414
HubSpot, Inc. (a)	44,026	2,069,222
Nutanix, Inc. Class A (a)	14,135	375,426
Proofpoint, Inc. (a)	10,251	724,233
SS&C Technologies Holdings, Inc	15,702	449,077
Telogis (a) (b)	80,369	255,573
The Ultimate Software Group, Inc. (a)	4,868	887,680
Veeva Systems, Inc. Class A (a)	27,629	1,124,500

		16,096,930

		27,086,618

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Utilities — 0.9%
Electric — 0.3%
8Point3 Energy Partners LP	51,601	$669,782

Gas — 0.6%
South Jersey Industries, Inc.	33,390	1,124,909

		1,794,691

TOTAL COMMON STOCK (Cost $179,664,427)		198,884,997

PREFERRED STOCK — 0.9%
Communications — 0.4%
Internet — 0.4%
Draftkings Series D (a) (b)	14,868	59,472
Draftkings, Inc. Series D 1 (a) (b)	28,744	146,307
The Honest Co. (a) (b)	4,027	139,012
Veracode, Inc. (a) (b)	10,688	219,211
Zuora, Inc. Series F (a) (b)	69,937	259,466

		823,468

Technology — 0.5%
Software — 0.5%
Cloudera, Inc. Series F (a) (b)	12,068	207,932
Docusign, Inc. Series B (a) (b)	456	7,364
Docusign, Inc. Series B 1 (a) (b)	136	2,196
Docusign, Inc. Series D (a) (b)	327	5,281
Docusign, Inc. Series E (a) (b)	7,083	114,390
Marklogic Corp. Series F (a) (b)	22,966	236,779
Telogis (a) (b)	109,450	481,843

		1,055,785

TOTAL PREFERRED STOCK (Cost $1,736,191)		1,879,253

TOTAL EQUITIES (Cost $181,400,618)		200,764,250

MUTUAL FUNDS — 8.5%
Diversified Financial — 8.5%
iShares Russell 2000 Index Fund (c)	4,169	562,190
State Street Navigator Securities Lending Prime Portfolio (d)	16,856,377	16,856,377

TOTAL MUTUAL FUNDS (Cost $17,432,502)		17,418,567

TOTAL LONG-TERM INVESTMENTS (Cost $198,833,120)		218,182,817

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.5%
Repurchase Agreement — 1.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/16, 0.010%, due 1/03/17 (e)	$3,038,156	$3,038,156

Time Deposit — 0.0%
Euro Time Deposit 0.010% 1/03/17	8,717	8,717

TOTAL SHORT-TERM INVESTMENTS (Cost $3,046,873)		3,046,873

TOTAL INVESTMENTS — 108.3% (Cost $201,879,993) (f)		221,229,690

Other Assets/(Liabilities) — (8.3)%		(17,015,957)

NET ASSETS — 100.0%		$204,213,733

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2016, these securities amounted to a value of $2,310,381 or 1.13% of net assets.
(c)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2016, was $16,431,762 or 8.05% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(d)	Represents investment of security lending collateral. (Note 2).
(e)	Maturity value of $3,038,160. Collateralized by U.S. Government Agency obligations with a rate of 1.625%, maturity date of 4/30/19, and an aggregate market value, including accrued interest, of $3,104,443.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund – Portfolio of Investments

December 31, 2016

	Number of Shares	Value
EQUITIES — 97.9%

COMMON STOCK — 97.9%
Basic Materials — 4.3%
Chemicals — 2.5%
American Vanguard Corp.	21,600	$413,640
Innospec, Inc.	5,983	409,835
KMG Chemicals, Inc.	17,000	661,130
Minerals Technologies, Inc.	13,700	1,058,325

		2,542,930

Forest Products & Paper — 0.8%
Clearwater Paper Corp. (a)	13,000	852,150

Iron & Steel — 1.0%
Carpenter Technology Corp.	16,600	600,422
Reliance Steel & Aluminum Co.	5,800	461,332

		1,061,754

		4,456,834

Communications — 2.9%
Internet — 0.9%
New Media Investment Group, Inc.	34,800	556,452
Rightside Group Ltd. (a)	17,168	141,979
Safeguard Scientifics, Inc. (a)	21,500	289,175

		987,606

Media — 0.9%
Cable One, Inc.	900	559,557
Scholastic Corp.	8,200	389,418

		948,975

Telecommunications — 1.1%
Harmonic, Inc. (a)	85,600	428,000
Ixia (a)	42,200	679,420

		1,107,420

		3,044,001

Consumer, Cyclical — 9.2%
Apparel — 0.6%
Crocs, Inc. (a)	15,300	104,958
Steven Madden Ltd. (a)	16,100	575,575

		680,533

Automotive & Parts — 0.9%
Dorman Products, Inc. (a)	12,200	891,332

Distribution & Wholesale — 1.8%
Beacon Roofing Supply, Inc. (a)	16,200	746,334
Pool Corp.	10,400	1,085,136

		1,831,470

Home Builders — 0.6%
Cavco Industries, Inc. (a)	6,600	659,010

Home Furnishing — 0.5%
Ethan Allen Interiors, Inc.	13,400	493,790

	Number of Shares	Value
Leisure Time — 1.2%
LCI Industries	11,600	$1,249,900

Lodging — 0.4%
ILG, Inc.	22,700	412,459

Retail — 2.6%
Fred’s, Inc. Class A (b)	19,900	369,344
Genesco, Inc. (a)	4,700	291,870
Lumber Liquidators Holdings, Inc. (a) (b)	21,400	336,836
Party City Holdco, Inc. (a) (b)	16,200	230,040
Pier 1 Imports, Inc.	24,409	208,453
PriceSmart, Inc.	7,200	601,200
Red Robin Gourmet Burgers, Inc. (a)	7,600	428,640
Sportsman’s Warehouse Holdings, Inc. (a)	31,033	291,400

		2,757,783

Textiles — 0.6%
Culp, Inc.	15,700	583,255

		9,559,532

Consumer, Non-cyclical — 14.3%
Agriculture — 0.4%
Vector Group Ltd. (b)	17,879	406,569

Commercial Services — 4.9%
Aaron’s, Inc.	27,900	892,521
American Public Education, Inc. (a)	16,000	392,800
Capella Education Co.	10,700	939,460
FTI Consulting, Inc. (a)	10,800	486,864
Green Dot Corp. Class A (a)	26,080	614,184
Hillenbrand, Inc.	9,130	350,135
McGrath RentCorp	16,099	630,920
Navigant Consulting, Inc. (a)	31,900	835,142

		5,142,026

Foods — 2.2%
Nomad Foods Ltd. (a)	57,800	553,146
Pinnacle Foods, Inc.	9,100	486,395
Post Holdings, Inc. (a)	6,900	554,691
SpartanNash Co.	18,500	731,490

		2,325,722

Health Care – Products — 4.4%
Atrion Corp.	2,250	1,141,200
Haemonetics Corp. (a)	19,000	763,800
Halyard Health, Inc. (a)	21,700	802,466
Quidel Corp. (a)	27,600	591,192
West Pharmaceutical Services, Inc.	15,300	1,297,899

		4,596,557

Health Care – Services — 2.0%
The Ensign Group, Inc.	8,600	191,006
National Healthcare Corp.	5,200	394,108

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Select Medical Holdings Corp. (a)	30,600	$405,450
Triple-S Management Corp. Class B (a)	15,600	322,920
WellCare Health Plans, Inc. (a)	5,600	767,648

		2,081,132

Household Products — 0.4%
CSS Industries, Inc.	14,900	403,343

		14,955,349

Diversified — 1.0%
Holding Company – Diversified — 1.0%
Conyers Park Acquisition Corp. (a)	18,300	198,555
National Bank Holdings Corp. Class A	26,400	841,896

		1,040,451

Energy — 4.2%
Oil & Gas — 3.2%
Matador Resources Co. (a) (b)	32,700	842,352
Parsley Energy, Inc. Class A (a)	17,800	627,272
Rice Energy, Inc. (a)	18,200	388,570
Western Refining, Inc.	16,600	628,310
WPX Energy, Inc. (a)	54,900	799,893

		3,286,397

Oil & Gas Services — 1.0%
Oceaneering International, Inc.	13,600	383,656
Tesco Corp.	47,500	391,875
TETRA Technologies, Inc. (a)	58,100	291,662

		1,067,193

		4,353,590

Financial — 34.9%
Banks — 16.2%
CoBiz Financial, Inc.	36,000	608,040
Columbia Banking System, Inc.	27,900	1,246,572
East West Bancorp, Inc.	33,526	1,704,127
First Hawaiian, Inc.	12,342	429,748
Glacier Bancorp, Inc.	27,300	989,079
Home Bancshares, Inc.	85,450	2,372,946
Hope Bancorp, Inc.	36,200	792,418
Pinnacle Financial Partners, Inc.	7,500	519,750
Popular, Inc.	25,900	1,134,938
Prosperity Bancshares, Inc.	17,300	1,241,794
Sandy Spring Bancorp, Inc.	8,150	325,919
SVB Financial Group (a)	8,350	1,433,361
Synovus Financial Corp.	10,200	419,016
Texas Capital Bancshares, Inc. (a)	9,300	729,120
Towne Bank	35,600	1,183,700
Webster Financial Corp.	16,575	899,691
Wintrust Financial Corp. (b)	11,900	863,583

		16,893,802

	Number of Shares	Value
Diversified Financial — 1.6%
Bats Global Markets, Inc.	17,091	$572,720
Houlihan Lokey, Inc.	11,326	352,465
Janus Capital Group, Inc.	33,800	448,526
Stifel Financial Corp. (a)	6,300	314,685

		1,688,396

Insurance — 4.7%
Assured Guaranty Ltd.	17,082	645,187
Employers Holdings, Inc.	15,200	601,920
Kinsale Capital Group, Inc.	11,613	394,958
ProAssurance Corp.	20,400	1,146,480
Radian Group, Inc.	50,900	915,182
RenaissanceRe Holdings Ltd.	2,200	299,684
Safety Insurance Group, Inc.	6,000	442,200
State Auto Financial Corp. Class A	17,900	479,899

		4,925,510

Real Estate Investment Trusts (REITS) — 8.6%
Acadia Realty Trust	23,900	781,052
American Assets Trust, Inc.	6,200	267,096
American Campus Communities, Inc.	9,900	492,723
Cedar Realty Trust, Inc.	113,500	741,155
Douglas Emmett, Inc.	14,700	537,432
EastGroup Properties, Inc.	12,100	893,464
First Potomac Realty Trust	66,090	725,007
Healthcare Realty Trust, Inc.	15,100	457,832
Kilroy Realty Corp.	9,000	658,980
Potlatch Corp.	16,000	666,400
PS Business Parks, Inc.	6,200	722,424
Retail Opportunity Investments Corp.	18,000	380,340
Saul Centers, Inc.	12,200	812,642
Washington Real Estate Investment Trust	22,900	748,601

		8,885,148

Savings & Loans — 3.8%
BankUnited, Inc.	34,900	1,315,381
Beneficial Bancorp, Inc.	42,823	787,943
Meridian Bancorp, Inc.	16,700	315,630
United Financial Bancorp, Inc.	45,600	828,096
WSFS Financial Corp.	14,700	681,345

		3,928,395

		36,321,251

Industrial — 16.8%
Aerospace & Defense — 0.7%
Kaman Corp. (b)	8,300	406,119
Triumph Group, Inc.	12,800	339,200

		745,319

Building Materials — 0.6%
Universal Forest Products, Inc.	6,400	653,952

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Electrical Components & Equipment — 4.0%
Advanced Energy Industries, Inc. (a)	12,500	$684,375
Belden, Inc.	18,960	1,417,639
Energizer Holdings, Inc.	13,100	584,391
Littelfuse, Inc.	9,500	1,441,815

		4,128,220

Electronics — 2.6%
Analogic Corp.	5,300	439,635
Badger Meter, Inc.	13,600	502,520
Brady Corp. Class A	13,900	521,945
Knowles Corp. (a) (b)	43,500	726,885
Methode Electronics, Inc.	13,200	545,820

		2,736,805

Engineering & Construction — 0.8%
Aegion Corp. (a)	34,700	822,390

Environmental Controls — 0.4%
MSA Safety, Inc.	6,200	429,846

Machinery – Diversified — 0.6%
Applied Industrial Technologies, Inc.	10,100	599,940

Manufacturing — 2.4%
Colfax Corp. (a)	10,200	366,486
ESCO Technologies, Inc.	17,900	1,014,035
Matthews International Corp. Class A	5,700	438,045
Myers Industries, Inc.	47,750	682,825

		2,501,391

Metal Fabricate & Hardware — 1.7%
Circor International, Inc.	10,500	681,240
RBC Bearings, Inc. (a)	6,100	566,141
Sun Hydraulics Corp.	12,600	503,622

		1,751,003

Transportation — 3.0%
Genesee & Wyoming, Inc. Class A (a)	10,050	697,571
Kirby Corp. (a)	6,350	422,275
Landstar System, Inc.	19,000	1,620,700
Universal Logistics Holdings, Inc.	22,500	367,875

		3,108,421

		17,477,287

Technology — 4.3%
Computers — 0.5%
CSRA, Inc.	18,000	573,120

Semiconductors — 1.9%
Brooks Automation, Inc.	25,500	435,285
Cabot Microelectronics Corp.	8,800	555,896
Intersil Corp. Class A	28,200	628,860
Rudolph Technologies, Inc. (a)	15,400	359,590

		1,979,631

	Number of Shares	Value
Software — 1.9%
Callidus Software, Inc. (a)	27,900	$468,720
Progress Software Corp.	19,100	609,863
SYNNEX Corp.	7,200	871,344

		1,949,927

		4,502,678

Utilities — 6.0%
Electric — 2.3%
El Paso Electric Co.	11,100	516,150
NorthWestern Corp.	15,100	858,737
NRG Energy, Inc.	32,800	402,128
Portland General Electric Co.	14,800	641,284

		2,418,299

Gas — 3.5%
Atmos Energy Corp.	7,200	533,880
Chesapeake Utilities Corp.	12,700	850,265
ONE Gas, Inc.	17,300	1,106,508
PNM Resources, Inc.	33,100	1,135,330

		3,625,983

Water — 0.2%
California Water Service Group	6,900	233,910

		6,278,192

TOTAL COMMON STOCK (Cost $72,678,754)		101,989,165

TOTAL EQUITIES (Cost $72,678,754)		101,989,165

MUTUAL FUNDS — 3.2%
Diversified Financial — 3.2%
State Street Navigator Securities Lending Prime Portfolio (c)	3,384,259	3,384,259
T. Rowe Price Reserve Investment Fund	1,005	1,005

TOTAL MUTUAL FUNDS (Cost $3,385,264)		3,385,264

TOTAL LONG-TERM INVESTMENTS (Cost $76,064,018)		105,374,429

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 2.0%
Repurchase Agreement — 2.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/16, 0.010%, due 1/03/17 (d)	$2,098,298	$2,098,298

TOTAL SHORT-TERM INVESTMENTS (Cost $2,098,298)		2,098,298

TOTAL INVESTMENTS — 103.1% (Cost $78,162,316) (e)		107,472,727

Other Assets/(Liabilities) — (3.1)%		(3,278,467)

NET ASSETS — 100.0%		$104,194,260

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2016, was $3,300,322 or 3.17% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $2,098,300. Collateralized by U.S. Government Agency obligations with a rate of 8.125%, maturity date of 8/15/21, and an aggregate market value, including accrued interest, of $2,143,326.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Value Fund – Portfolio of Investments

December 31, 2016

	Number of Shares	Value
EQUITIES — 98.5%

COMMON STOCK — 98.5%
Basic Materials — 1.4%
Chemicals — 1.4%
Huntsman Corp.	83,950	$1,601,766
Ingevity Corp. (a)	32,270	1,770,332

		3,372,098

Communications — 6.3%
Internet — 1.5%
CDW Corp.	64,770	3,373,869

Media — 1.0%
Scholastic Corp.	48,890	2,321,786

Telecommunications — 3.8%
Anixter International, Inc. (a)	44,380	3,596,999
Finisar Corp. (a)	86,420	2,615,934
Infinera Corp. (a)	147,500	1,252,275
NETGEAR, Inc. (a)	25,846	1,404,730

		8,869,938

		14,565,593

Consumer, Cyclical — 16.9%
Airlines — 1.3%
SkyWest, Inc.	84,240	3,070,548

Apparel — 0.7%
Crocs, Inc. (a)	219,440	1,505,358

Auto Manufacturers — 1.3%
Oshkosh Corp.	48,160	3,111,618

Automotive & Parts — 3.4%
Dana, Inc.	164,893	3,129,669
Lear Corp.	15,416	2,040,616
Tenneco, Inc. (a)	42,881	2,678,776

		7,849,061

Entertainment — 1.2%
Regal Entertainment Group Class A	137,100	2,824,260

Home Builders — 2.0%
CalAtlantic Group, Inc.	87,020	2,959,550
PulteGroup, Inc.	88,060	1,618,543

		4,578,093

Retail — 7.0%
Big Lots, Inc.	39,598	1,988,216
Bloomin’ Brands, Inc.	168,380	3,035,891
Brinker International, Inc.	50,349	2,493,786
Burlington Stores, Inc. (a)	20,969	1,777,123
Caleres, Inc.	72,380	2,375,512
The Children’s Place, Inc.	20,122	2,031,316
The Michaels Cos., Inc. (a)	118,890	2,431,300

		16,133,144

		39,072,082

	Number of Shares	Value
Consumer, Non-cyclical — 11.7%
Commercial Services — 5.6%
ABM Industries, Inc.	44,300	$1,809,212
Booz Allen Hamilton Holding Corp.	84,500	3,047,915
Genpact Ltd. (a)	102,377	2,491,856
Quanta Services, Inc. (a)	86,230	3,005,116
Sotheby’s	67,220	2,679,389

		13,033,488

Foods — 0.6%
Ingredion, Inc.	11,372	1,421,045

Health Care – Services — 4.8%
ICON PLC (a)	40,930	3,077,936
LifePoint Health, Inc. (a)	53,000	3,010,400
Molina Healthcare, Inc. (a)	48,590	2,636,494
WellCare Health Plans, Inc. (a)	17,630	2,416,720

		11,141,550

Pharmaceuticals — 0.7%
Horizon Pharma PLC (a)	94,260	1,525,127

		27,121,210

Energy — 11.7%
Oil & Gas — 9.1%
Gulfport Energy Corp. (a)	83,860	1,814,730
Helmerich & Payne, Inc.	46,950	3,633,930
Oasis Petroleum, Inc. (a)	155,260	2,350,637
QEP Resources, Inc.	176,080	3,241,633
SM Energy Co.	85,800	2,958,384
Southwestern Energy Co. (a)	117,200	1,268,104
Synergy Resources Corp. (a)	463,820	4,132,636
Western Refining, Inc.	45,140	1,708,549

		21,108,603

Oil & Gas Services — 2.6%
Oil States International, Inc. (a)	84,590	3,299,010
RPC, Inc.	134,690	2,668,209

		5,967,219

		27,075,822

Financial — 22.7%
Banks — 11.1%
Associated Banc-Corp.	104,837	2,589,474
Comerica, Inc.	55,815	3,801,560
Fulton Financial Corp.	141,260	2,655,688
Huntington Bancshares, Inc.	313,035	4,138,323
Synovus Financial Corp.	57,120	2,346,489
Texas Capital Bancshares, Inc. (a)	36,650	2,873,360
Webster Financial Corp.	60,663	3,292,788
Zions Bancorp	93,615	4,029,189

		25,726,871

Diversified Financial — 0.6%
OneMain Holdings, Inc. (a)	58,280	1,290,319

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Insurance — 7.7%
American Financial Group, Inc.	38,320	$3,376,758
Essent Group Ltd. (a)	97,670	3,161,578
First American Financial Corp.	62,570	2,291,939
The Hanover Insurance Group, Inc.	15,540	1,414,295
Reinsurance Group of America, Inc.	26,890	3,383,569
Selective Insurance Group, Inc.	39,740	1,710,807
Validus Holdings Ltd.	47,490	2,612,425

		17,951,371

Real Estate Investment Trusts (REITS) — 3.3%
Education Realty Trust, Inc.	72,500	3,066,750
Empire State Realty Trust, Inc. Class A	66,550	1,343,645
Gramercy Property Trust	343,346	3,151,916

		7,562,311

		52,530,872

Industrial — 16.7%
Aerospace & Defense — 1.7%
BE Aerospace, Inc.	19,670	1,183,937
Esterline Technologies Corp. (a)	29,570	2,637,644

		3,821,581

Electrical Components & Equipment — 1.4%
EnerSys	39,970	3,121,657

Electronics — 3.1%
Avnet, Inc.	51,290	2,441,917
Keysight Technologies, Inc. (a)	72,000	2,633,040
Vishay Intertechnology, Inc.	125,446	2,032,225

		7,107,182

Engineering & Construction — 3.4%
AECOM (a)	82,823	3,011,444
EMCOR Group, Inc.	23,180	1,640,217
Tutor Perini Corp. (a)	110,660	3,098,480

		7,750,141

Hand & Machine Tools — 1.1%
Regal Beloit Corp.	37,780	2,616,265

Machinery – Construction & Mining — 0.5%
Terex Corp.	36,306	1,144,728

Machinery – Diversified — 1.0%
SPX FLOW, Inc. (a)	73,830	2,366,990

Manufacturing — 0.7%
ITT, Inc.	43,970	1,695,923

Packaging & Containers — 1.3%
Graphic Packaging Holding Co.	245,830	3,067,958

Transportation — 2.5%
Atlas Air Worldwide Holdings, Inc. (a)	28,560	1,489,404

	Number of Shares	Value
Ryder System, Inc.	28,350	$2,110,374
Werner Enterprises, Inc.	85,130	2,294,254

		5,894,032

		38,586,457

Technology — 8.3%
Computers — 3.2%
Amdocs Ltd.	50,318	2,931,024
NCR Corp. (a)	78,140	3,169,358
VeriFone Systems, Inc. (a)	77,580	1,375,493

		7,475,875

Semiconductors — 3.9%
Advanced Micro Devices, Inc. (a)	151,180	1,714,381
Cypress Semiconductor Corp.	282,270	3,229,169
Integrated Device Technology, Inc. (a)	58,170	1,370,485
Qorvo, Inc. (a)	52,750	2,781,508

		9,095,543

Software — 1.2%
Verint Systems, Inc. (a)	76,740	2,705,085

		19,276,503

Utilities — 2.8%
Electric — 1.0%
Portland General Electric Co.	50,300	2,179,499

Gas — 1.8%
PNM Resources, Inc.	82,823	2,840,829
Southwest Gas Corp.	18,490	1,416,704

		4,257,533

		6,437,032

TOTAL COMMON STOCK (Cost $186,817,893)		228,037,669

TOTAL EQUITIES (Cost $186,817,893)		228,037,669

TOTAL LONG-TERM INVESTMENTS (Cost $186,817,893)		228,037,669

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.6%
Repurchase Agreement — 1.6%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/16, 0.010%, due 1/03/17 (b)	$3,703,328	$3,703,328

TOTAL SHORT-TERM INVESTMENTS (Cost $3,703,328)		3,703,328

TOTAL INVESTMENTS — 100.1% (Cost $190,521,221) (c)		231,740,997

Other Assets/(Liabilities) — (0.1)%		(328,484)

NET ASSETS — 100.0%		$231,412,513

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Maturity value of $3,703,332. Collateralized by U.S. Government Agency obligations with a rate of 3.125%, maturity date of 5/15/19, and an aggregate market value, including accrued interest, of $3,781,182.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments

December 31, 2016

	Principal Amount	Value
BONDS & NOTES — 100.6%

BANK LOANS — 0.2%
Diversified Financial — 0.2%
Delos Finance SARL, Term Loan B 3.748% 3/06/21	$840,000	$845,401

TOTAL BANK LOANS (Cost $837,073)		845,401

CORPORATE DEBT — 23.1%
Aerospace & Defense — 0.2%
United Technologies Corp. STEP 1.778% 5/04/18	1,000,000	1,000,218

Airlines — 0.6%
Continental Airlines Pass-Through Trust 7.250% 5/10/21	1,752,931	1,958,900
Northwest Airlines Pass-Through Trust 7.041% 10/01/23	380,692	436,845

		2,395,745

Auto Manufacturers — 0.4%
Ford Motor Credit Co. LLC 1.684% 9/08/17	750,000	748,786
Ford Motor Credit Co. LLC 2.145% 1/09/18	500,000	500,724
General Motors Financial Co., Inc. 4.750% 8/15/17	500,000	509,484

		1,758,994

Banks — 3.0%
American Express Centurion Bank 6.000% 9/13/17	750,000	773,185
Bank of America Corp. 5.650% 5/01/18	500,000	523,881
Bank of America Corp. 6.000% 9/01/17	500,000	514,489
CIT Group, Inc. (a) 6.625% 4/01/18	350,000	368,813
Citigroup, Inc. 1.550% 8/14/17	1,350,000	1,350,942
Citigroup, Inc. 1.850% 11/24/17	1,000,000	1,001,890
HBOS PLC (a) 6.750% 5/21/18	1,100,000	1,159,947
JP Morgan Chase & Co. 3 mo. USD LIBOR + .550%, FRN 1.432% 4/25/18	700,000	701,973
JP Morgan Chase & Co. 2.950% 10/01/26	895,000	854,267
Morgan Stanley 3 mo. USD LIBOR + 1.280%, FRN 2.162% 4/25/18	1,000,000	1,010,465
Morgan Stanley 5.950% 12/28/17	500,000	520,415

	Principal Amount	Value
Wells Fargo & Co. 2.100% 7/26/21	$710,000	$690,869
Wells Fargo & Co. 2.500% 3/04/21	1,410,000	1,399,552
Wells Fargo & Co. 3.000% 4/22/26	475,000	453,260
Wells Fargo Bank NA 2.150% 12/06/19	1,000,000	999,380

		12,323,328

Beverages — 0.4%
Anheuser-Busch InBev Finance, Inc. 3.650% 2/01/26	299,000	303,542
Anheuser-Busch InBev Finance, Inc. 4.900% 2/01/46	551,000	595,559
Constellation Brands, Inc. 6.000% 5/01/22	325,000	366,548
DS Services of America, Inc. (a) 10.000% 9/01/21	330,000	361,763

		1,627,412

Biotechnology — 0.7%
Amgen, Inc. 4.400% 5/01/45	500,000	479,273
Celgene Corp. 5.000% 8/15/45	750,000	779,797
Gilead Sciences, Inc. 3.250% 9/01/22	600,000	612,436
Gilead Sciences, Inc. 4.150% 3/01/47	1,195,000	1,135,015

		3,006,521

Chemicals — 0.1%
Axalta Coating Systems LLC (a) 4.875% 8/15/24	180,000	180,000
Valvoline, Inc. (a) 5.500% 7/15/24	200,000	207,000

		387,000

Commercial Services — 0.2%
Catholic Health Initiatives 2.950% 11/01/22	500,000	486,460
IHS Markit Ltd. (a) 5.000% 11/01/22	225,000	233,437

		719,897

Computers — 0.2%
Apple, Inc. 4.650% 2/23/46	850,000	917,872

Diversified Financial — 4.0%
Federal Home Loan Banks STEP 1.250% 6/28/30	2,010,000	2,012,373
Federal Home Loan Mortgage Corp. 1.250% 10/02/19	700,000	696,281

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
GE Capital International Funding Co. Unlimited Co. 4.418% 11/15/35	$780,000	$817,368
General Electric Co. 5.875% 1/14/38	244,000	307,081
The Goldman Sachs Group, Inc. 5.950% 1/18/18	2,100,000	2,187,657
The Goldman Sachs Group, Inc. 6.150% 4/01/18	600,000	631,149
International Lease Finance Corp. (a) 7.125% 9/01/18	1,000,000	1,077,500
JP Morgan Chase & Co. 3 mo. USD LIBOR + .520%, FRN 1.426% 2/15/17	2,700,000	2,701,701
Merrill Lynch & Co., Inc. 6.875% 4/25/18	4,400,000	4,676,804
Morgan Stanley 5.450% 1/09/17	1,000,000	1,000,492
Morgan Stanley 5.500% 7/24/20	250,000	273,802

		16,382,208

Electric — 2.6%
Commonwealth Edison Co. 3.650% 6/15/46	535,000	502,773
Dominion Resources, Inc. (a) 1.875% 12/15/18	1,000,000	995,347
Duke Energy Carolinas LLC 4.000% 9/30/42	1,000,000	993,099
Duquesne Light Holdings, Inc. (a) 6.400% 9/15/20	1,500,000	1,673,680
Emera US Finance LP (a) 2.150% 6/15/19	1,068,000	1,066,235
Florida Power & Light Co. 3.800% 12/15/42	1,200,000	1,180,054
Jersey Central Power & Light Co. (a) 4.700% 4/01/24	800,000	851,215
Jersey Central Power & Light Co. 6.400% 5/15/36	425,000	468,982
MidAmerican Energy Co. 4.800% 9/15/43	1,400,000	1,548,638
Southern California Edison Co. 3.600% 2/01/45	400,000	378,360
Southwestern Electric Power Co. 6.200% 3/15/40	800,000	960,404

		10,618,787

Engineering & Construction — 0.1%
SBA Communications Corp. (a) 4.875% 9/01/24	240,000	237,000

Entertainment — 0.1%
Churchill Downs, Inc. 5.375% 12/15/21	175,000	181,562

	Principal Amount	Value
GLP Capital LP/GLP Financing II, Inc. 5.375% 4/15/26	$200,000	$208,580

		390,142

Food Services — 0.0%
Aramark Services, Inc. (a) 4.750% 6/01/26	200,000	198,000

Foods — 0.4%
Kraft Heinz Foods Co. 1.600% 6/30/17	558,000	558,447
Lamb Weston Holdings, Inc. (a) 4.875% 11/01/26	210,000	207,769
Mondelez International Holdings Netherlands BV (a) 1.625% 10/28/19	1,195,000	1,171,449

		1,937,665

Gas — 0.6%
CenterPoint Energy Resources Corp. 6.250% 2/01/37	1,095,000	1,243,794
Florida Gas Transmission Co. LLC (a) 7.900% 5/15/19	1,000,000	1,119,045
Southern Co. Gas Capital Corp. 2.450% 10/01/23	100,000	95,910

		2,458,749

Health Care – Services — 1.1%
Aetna, Inc. 2.800% 6/15/23	885,000	871,733
Centene Corp. 4.750% 1/15/25	400,000	390,500
DaVita, Inc. 5.000% 5/01/25	415,000	408,256
HCA, Inc. 5.000% 3/15/24	800,000	823,000
Northwell Healthcare, Inc. 3.979% 11/01/46	585,000	538,552
Providence St Joseph Health Obligated Group 2.746% 10/01/26	845,000	799,919
RWJ Barnabas Health, Inc. 3.949% 7/01/46	595,000	548,020
Tenet Healthcare Corp. 3 mo. USD LIBOR + 3.500%, FRN 4.463% 6/15/20	350,000	352,625
Tenet Healthcare Corp. 6.000% 10/01/20	40,000	41,900

		4,774,505

Household Products — 0.0%
Spectrum Brands, Inc. 5.750% 7/15/25	85,000	88,188

Insurance — 1.0%
Berkshire Hathaway Finance Corp. 4.300% 5/15/43	500,000	516,566

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Berkshire Hathaway Finance Corp. 4.400% 5/15/42	$750,000	$789,565
Farmers Exchange Capital III 3 mo. USD LIBOR + 3.454%, VRN (a) 5.454% 10/15/54	970,000	944,644
Metropolitan Life Global Funding I (a) 1.950% 9/15/21	1,100,000	1,069,394
New York Life Global Funding (a) 1.550% 11/02/18	750,000	747,855

		4,068,024

Lodging — 0.1%
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 5.625% 10/15/21	345,000	356,385

Manufacturing — 0.1%
Siemens Financieringsmaatschappij NV (a) 2.000% 9/15/23	550,000	518,947

Media — 0.6%
CCO Holdings LLC/CCO Holdings Capital Corp (a) 5.875% 4/01/24	150,000	160,125
Charter Communications Operating LLC/Charter Communications Operating Capital 4.464% 7/23/22	875,000	914,402
Charter Communications Operating LLC/Charter Communications Operating Capital 6.484% 10/23/45	200,000	231,216
CSC Holdings LLC (a) 5.500% 4/15/27	400,000	405,000
CSC Holdings LLC 8.625% 2/15/19	100,000	110,500
DISH DBS Corp. 5.875% 7/15/22	100,000	105,250
DISH DBS Corp. 6.750% 6/01/21	70,000	75,950
Sirius XM Radio, Inc. (a) 4.250% 5/15/20	205,000	208,075
Virgin Media Secured Finance PLC (a) 5.250% 1/15/26	200,000	197,500

		2,408,018

Oil & Gas — 0.2%
Gulfport Energy Corp. (a) 6.375% 5/15/25	200,000	202,540
Noble Energy, Inc. 5.250% 11/15/43	140,000	142,606
Shell International Finance BV 4.375% 5/11/45	415,000	420,385

		765,531

	Principal Amount	Value
Packaging & Containers — 0.4%
Amcor Finance USA, Inc. (a) 3.625% 4/28/26	$650,000	$636,659
Ball Corp. 4.375% 12/15/20	350,000	365,750
Graphic Packaging International, Inc. 4.125% 8/15/24	200,000	191,000
Sealed Air Corp. (a) 5.500% 9/15/25	390,000	402,675

		1,596,084

Pharmaceuticals — 1.2%
AbbVie, Inc. 1.800% 5/14/18	500,000	500,376
AbbVie, Inc. 3.200% 5/14/26	357,000	339,659
AbbVie, Inc. 3.600% 5/14/25	500,000	495,244
Actavis Funding SCS 3.800% 3/15/25	1,350,000	1,351,590
Actavis Funding SCS 4.750% 3/15/45	300,000	294,520
Baxalta, Inc. 2.875% 6/23/20	725,000	724,819
Grifols Worldwide Operations Ltd. 5.250% 4/01/22	200,000	207,000
Quintiles Transnational Corp. (a) 4.875% 5/15/23	175,000	177,625
Shire Acquisitions Investments Ireland DAC 1.900% 9/23/19	500,000	493,661
Valeant Pharmaceuticals International, Inc. (a) 5.500% 3/01/23	400,000	300,000
Valeant Pharmaceuticals International, Inc. (a) 5.625% 12/01/21	100,000	77,500
Valeant Pharmaceuticals International, Inc. (a) 6.125% 4/15/25	50,000	37,563

		4,999,557

Pipelines — 0.7%
Boardwalk Pipelines LLC 5.500% 2/01/17	1,000,000	1,002,664
Energy Transfer Partners LP 3.600% 2/01/23	567,000	557,648
Energy Transfer Partners LP 3 mo. USD LIBOR + 3.018%, FRN 3.903% 11/01/66	170,000	135,703
Energy Transfer Partners LP 5.150% 3/15/45	400,000	383,632
Rockies Express Pipeline LLC (a) 5.625% 4/15/20	155,000	163,137

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Rockies Express Pipeline LLC (a) 6.000% 1/15/19	$75,000	$78,750
Williams Partners LP 3.600% 3/15/22	683,000	686,614

		3,008,148

Real Estate — 0.4%
WEA Finance LLC/Westfield UK & Europe Finance PLC (a) 1.750% 9/15/17	1,550,000	1,550,964

Real Estate Investment Trusts (REITS) — 1.8%
HCP, Inc. 3.400% 2/01/25	1,000,000	956,823
HCP, Inc. 3.875% 8/15/24	500,000	499,751
Highwoods Realty LP 5.850% 3/15/17	1,000,000	1,008,455
National Retail Properties, Inc. 6.875% 10/15/17	750,000	779,227
Realty Income Corp. 2.000% 1/31/18	750,000	752,116
Ventas Realty LP 3.500% 2/01/25	1,500,000	1,476,789
VEREIT Operating Partnership LP 4.875% 6/01/26	200,000	202,570
Welltower, Inc. 4.000% 6/01/25	830,000	848,253
Welltower, Inc. 4.125% 4/01/19	750,000	778,664

		7,302,648

Retail — 0.3%
CVS Health Corp. 2.875% 6/01/26	535,000	509,944
Wal-Mart Stores, Inc. 4.000% 4/11/43	400,000	401,829
Walgreens Boots Alliance, Inc. 4.800% 11/18/44	275,000	282,648

		1,194,421

Semiconductors — 0.1%
NXP BV/NXP Funding LLC (a) 4.125% 6/01/21	200,000	206,500

Software — 0.4%
First Data Corp. (a) 5.000% 1/15/24	426,000	428,266
IMS Health, Inc. (a) 5.000% 10/15/26	200,000	200,500
Microsoft Corp. 3.750% 2/12/45	635,000	595,472
Oracle Corp. 2.400% 9/15/23	715,000	692,693

		1,916,931

	Principal Amount	Value
Telecommunications — 1.0%
Altice US Finance I Corp. (a) 5.375% 7/15/23	$425,000	$440,938
AT&T, Inc. 4.125% 2/17/26	500,000	506,283
AT&T, Inc. 4.600% 2/15/21	300,000	317,303
AT&T, Inc. 4.750% 5/15/46	750,000	710,564
Level 3 Financing, Inc. (a) 5.250% 3/15/26	90,000	89,100
Level 3 Financing, Inc. 5.625% 2/01/23	175,000	179,375
Sprint Communications, Inc. (a) 9.000% 11/15/18	400,000	441,000
T-Mobile USA, Inc. 6.250% 4/01/21	345,000	358,800
T-Mobile USA, Inc. 6.633% 4/28/21	80,000	83,500
T-Mobile USA, Inc. 6.731% 4/28/22	184,000	192,280
Verizon Communications, Inc. 4.522% 9/15/48	600,000	575,347
Verizon Communications, Inc. 4.862% 8/21/46	200,000	202,659

		4,097,149

Transportation — 0.1%
Burlington Northern Santa Fe LLC 4.150% 4/01/45	265,000	268,738

TOTAL CORPORATE DEBT (Cost $96,285,086)		95,480,276

MUNICIPAL OBLIGATIONS — 1.1%
Alabama Economic Settlement Authority 3.163% 9/15/25	1,000,000	1,008,650
City of New York NY 5.206% 10/01/31	750,000	859,013
Los Angeles Community College District BAB 6.750% 8/01/49	900,000	1,295,766
New York City Water & Sewer System 5.882% 6/15/44	315,000	407,481
New York State Dormitory Authority 5.289% 3/15/33	750,000	874,192

		4,445,102

TOTAL MUNICIPAL OBLIGATIONS (Cost $4,138,067)		4,445,102

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 14.1%
Automobile ABS — 0.3%
Honda Auto Receivables Owner Trust, Series 2015-4, Class A2 0.820% 7/23/18	$478,060	$477,705
Nissan Auto Receivables Owner Trust, Series 2015-C, Class A2A 0.870% 11/15/18	488,022	487,632
Toyota Auto Receivables Owner Trust, Series 2014-A, Class A3 0.670% 12/15/17	99,850	99,819

		1,065,156

Commercial MBS — 1.6%
7 WTC Depositor LLC Trust, Series 2012-7WTC, Class A (a) 4.082% 3/13/31	111,159	111,927
BAMLL Commercial Mortgage Securities Trust, Series 2012-PARK, Class A (a) 2.959% 12/10/30	375,000	377,071
Banc of America Large Loan, Inc., Series 2009-UB2, Class A4AA, VRN (a) 5.722% 2/24/51	348,990	349,843
Citigroup Commercial Mortgage Trust, Series 2013-375P, Class A (a) 3.251% 5/10/35	340,000	346,054
COMM Mortgage Trust, Series 2016-787S, Class A (a) 3.545% 2/10/36	340,000	347,386
COMM Mortgage Trust, Series 2013-300P, Class A1 (a) 4.353% 8/10/30	325,000	351,555
GS Mortgage Securities Corp., Series 2012-ALOH, Class A (a) 3.551% 4/10/34	370,000	386,631
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2010-C2, Class A2 (a) 3.616% 11/15/43	862,629	875,378
Liberty Street Trust, Series 2016-225L, Class A (a) 3.597% 2/10/36	340,000	348,505
RBS Commercial Funding, Inc. Trust, Series 2013-GSP, Class A, VRN (a) 3.834% 1/13/32	330,000	345,729
SFAVE Commercial Mortgage Securities Trust, Series 2015-5AVE, Class A1, VRN (a) 3.872% 1/05/43	370,000	363,840
TCW/Trust Co. West 3.220% 1/25/27	805,000	813,994

	Principal Amount	Value
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2 (a) 4.393% 11/15/43	$500,000	$532,382
WF-RBS Commercial Mortgage Trust, Series 2011-C4, Class A4, VRN (a) 4.902% 6/15/44	800,000	877,165

		6,427,460

Credit Card ABS — 0.2%
Chase Issuance Trust, Series 2015-A6, Class A6, 1 mo. LIBOR + .250%, FRN 0.954% 5/15/19	865,000	865,240

Home Equity ABS — 0.7%
Bear Stearns I Trust, Series 2006-HE1, Class 1M1, 1 mo. USD LIBOR + .410%, FRN 0.994% 12/25/35	1,560,615	1,560,498
Wells Fargo Home Equity Trust, Series 2004-2, Class M3, 1 mo. USD LIBOR + 1.050%, FRN 1.642% 10/25/34	1,555,799	1,463,911

		3,024,409

Other ABS — 1.7%
Blue Hill CLO Ltd., Series 2013-1A, Class A, 3 mo. USD LIBOR + 1.480%, FRN (a) 2.360% 1/15/26	950,000	950,290
Countrywide Asset-Backed Certificates, Series 2006-15, Class A3, VRN 4.902% 10/25/46	1,763,117	1,615,065
First Frankin Mortgage Loan Trust, Series 2005-FF7, Class M2, 1 mo. USD LIBOR + .470%, FRN 1.289% 7/25/35	897,688	886,602
Magnetite CLO Ltd., Series 2015-12A, Class AR, 3 mo. USD LIBOR + 1.330%, FRN (a) 2.256% 4/15/27	1,060,000	1,059,998
RAMP Trust, Series 2005-RS2, Class M2, 1 mo. USD LIBOR + .480%, FRN 1.236% 2/25/35	629,146	628,584
Saxon Asset Securities Trust, Series 2005-1, Class M1, 1 mo. USD LIBOR + .690%, FRN 1.274% 5/25/35	1,307,500	1,276,499
Voya CLO Ltd., Series 2014-3A, Class A1, 3 mo. USD LIBOR + 1.420%, FRN (a) 2.302% 7/25/26	800,000	800,158

		7,217,196

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Student Loans ABS — 4.9%
Access Group, Inc., Series 2015-1, Class A, 1 mo. USD LIBOR + .700%, FRN (a) 1.292% 7/25/56	$1,044,260	$1,032,007
Collegiate Funding Services Education Loan Trust, Series 2005-A, Class A4, 3 mo. USD LIBOR + .200%, FRN 1.052% 3/28/35	1,500,000	1,391,837
Nelnet Student Loan Trust, Series 2015-1A, Class A, 1 mo. USD LIBOR + .590%, FRN (a) 1.174% 4/25/46	1,652,538	1,552,569
Nelnet Student Loan Trust, Series 2015-3A, Class A2, 1 mo. USD LIBOR + .600%, FRN (a) 1.184% 2/27/51	2,075,000	2,023,011
Pennsylvania Higher Education Assistance Agency, Series 2013-3A, Class A, 1 mo. USD LIBOR + .750%, FRN (a) 1.334% 11/25/42	1,499,823	1,481,889
SLC Student Loan Trust, Series 2006-2, Class A6, 3 mo. USD LIBOR + .160%, FRN 1.123% 9/15/39	2,300,000	2,023,036
SLC Student Loan Trust, Series 2005-2, Class B, 3 mo. USD LIBOR + .280%, FRN 1.243% 3/15/40	391,711	328,368
SLM Student Loan Trust, Series 2007-1, Class A5, 3 mo. USD LIBOR + .090%, FRN 0.972% 1/26/26	1,991,134	1,971,847
SLM Student Loan Trust, Series 2005-4, Class B, 3 mo. USD LIBOR + .180%, FRN 1.062% 7/25/40	204,966	176,122
SLM Student Loan Trust, Series 2005-9, Class B, 3 mo. USD LIBOR + .300%, FRN 1.182% 1/25/41	199,804	170,475
SLM Student Loan Trust, Series 2012-1, Class A2, 1 mo. USD LIBOR + .450%, FRN 1.206% 11/25/20	335,464	335,209
SLM Student Loan Trust, Series 2007-6, Class A4, 3 mo. USD LIBOR + .380%, FRN 1.262% 10/25/24	1,953,558	1,921,997
SLM Student Loan Trust, Series 2011-1, Class A1, 1 mo. USD LIBOR + .520%, FRN 1.276% 3/25/26	1,020,419	1,018,841

	Principal Amount	Value
SLM Student Loan Trust, Series 2012-2, Class A, 1 mo. USD LIBOR + .700%, FRN 1.456% 1/25/29	$1,504,313	$1,470,488
SLM Student Loan Trust, Series 2007-6, Class B, 3 mo. USD LIBOR + .850%, FRN 1.732% 4/27/43	565,340	496,498
SLM Student Loan Trust, Series 2007-8, Class B, 3 mo. USD LIBOR + 1.000%, FRN 1.882% 4/27/43	200,203	175,060
SLM Student Loan Trust, Series 2008-9, Class A, 3 mo. USD LIBOR + 1.500%, FRN 2.382% 4/25/23	1,444,557	1,446,380
SLM Student Loan Trust, Series 2008-5, Class B, 3 mo. USD LIBOR + 1.850%, FRN 2.732% 7/25/29	700,000	651,770
SLM Student Loan Trust, Series 2008-9, Class B, 3 mo. USD LIBOR + 2.250%, FRN 3.132% 10/25/83	680,000	657,650

		20,325,054

WL Collateral CMO — 4.7%
Chase Mortgage Finance Trust, Series 2007-A1, Class 11A4, FRN 2.800% 3/25/37	855,827	798,347
Citigroup Mortgage Loan Trust, Series 2005-11, Class A2A, 1 year CMT + 2.400%, FRN 2.930% 10/25/35	1,137,051	1,144,092
First Horizon Mortgage Pass-Through Trust, Series 2005-AR5, Class 2A1, VRN 2.996% 11/25/35	1,408,531	1,335,988
Impac CMB Trust, Series 2005-1, Class 1A1, 1 mo. USD LIBOR + .520%, FRN 1.276% 4/25/35	1,687,625	1,557,340
IndyMac Index Mortgage Loan Trust, Series 2006-AR27, Class 1A3, 1 mo. USD LIBOR + .270%, FRN 1.026% 10/25/36	2,608,279	1,788,216
IndyMac Index Mortgage Loan Trust, Series 2005-AR19, Class A1, VRN 3.030% 10/25/35	1,604,072	1,365,861
Morgan Stanley Resecuritization Trust, Series 2014-R9, Class 3A, 12 mo. MTA + .840%, FRN (a) 1.362% 11/26/46	1,589,911	1,528,215

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2005-AR1, Class M1, 1 mo. LIBOR + 1.070%, FRN 1.662% 2/25/35	$3,073,311	$2,893,029
Nomura Resecuritization Trust, Series 2015-1R, Class 6A1, 1 mo. USD LIBOR + .210%, FRN (a) 0.759% 5/26/47	1,048,412	1,030,366
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A1, 1 mo. USD LIBOR + .290%, FRN 0.882% 10/25/45	1,419,909	1,361,594
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR2, Class 2A21, 1 mo. USD LIBOR + .330%, FRN 0.922% 1/25/45	1,357,352	1,306,123
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-1 Class 3A2 5.750% 2/25/36	1,492,527	1,405,723
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR8, Class 3A1, VRN 2.934% 4/25/36	1,438,823	1,428,476
Wells Fargo Mortgage Backed Securities Trust, Series 2004-DD, Class 2A6, VRN 3.014% 1/25/35	417,322	431,597

		19,374,967

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $57,722,327)		58,299,482

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 27.2%
Pass-Through Securities — 27.2%
Federal Home Loan Mortgage Corp.
Pool #G18622 2.500% 12/01/31	2,898,464	2,907,974
Pool #G18592 3.000% 3/01/31	776,649	798,280
Pool #G18627 3.000% 12/01/31	2,190,000	2,250,995
Pool #G08710 3.000% 6/01/46	457,308	454,860
Pool #G08715 3.000% 8/01/46	3,478,041	3,459,428
Pool #G08726 3.000% 10/01/46	3,316,295	3,299,584

	Principal Amount	Value
Pool #G08732 3.000% 11/01/46	$1,158,046	$1,152,211
Pool #G08737 3.000% 12/01/46	413,968	411,882
Pool #G08741 3.000% 12/01/46	2,830,000	2,815,739
Pool #G07848 3.500% 4/01/44	3,189,965	3,302,486
Pool #G07924 3.500% 1/01/45	3,276,131	3,376,335
Pool #G60023 3.500% 4/01/45	3,348,948	3,457,657
Pool #G60238 3.500% 10/01/45	911,008	938,018
Pool #G08698 3.500% 3/01/46	4,600,607	4,715,442
Pool #G08702 3.500% 4/01/46	1,298,306	1,330,814
Pool #G08706 3.500% 5/01/46	569,439	583,698
Pool #G08711 3.500% 6/01/46	1,966,344	2,015,733
Pool #G08716 3.500% 8/01/46	2,716,667	2,784,902
Pool #G67700 3.500% 8/01/46	3,689,158	3,799,689
Pool #G08722 3.500% 9/01/46	543,919	557,581
Pool #G08677 4.000% 11/01/45	1,299,339	1,366,691
Pool #G60344 4.000% 12/01/45	2,231,767	2,362,796
Pool #G08703 4.000% 4/01/46	1,006,303	1,057,837
Pool #G08707 4.000% 5/01/46	2,258,722	2,373,688
Federal National Mortgage Association
Pool #AM0359 2.310% 8/01/22	500,000	495,516
Pool #AM0992 2.340% 11/01/22	820,000	811,453
Pool #AM1402 2.420% 11/01/22	945,000	938,788
Pool #MA2740 2.500% 9/01/26	1,883,622	1,919,234
Pool #AM0827 2.600% 11/01/22	999,524	1,005,098
Pool #AN2913 2.610% 11/01/28	725,000	688,081
Pool #AM2808 2.700% 3/01/23	375,000	377,180
Pool #AN1089 2.740% 3/01/26	690,000	678,041

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #AL6829 2.965% 5/01/27	$1,369,662	$1,362,499
Pool #MA1607 3.000% 10/01/33	914,997	934,763
Pool #AM9343 3.380% 9/01/30	650,000	656,605
Pool #AB4262 3.500% 1/01/32	1,016,987	1,062,315
Pool #MA1512 3.500% 7/01/33	448,800	468,382
Pool #MA1148 3.500% 8/01/42	3,053,199	3,140,621
Pool #469621 3.650% 11/01/21	1,596,588	1,681,638
Pool #AL7916 3.820% 1/01/29	1,733,701	1,827,520
Pool #AM4108 3.850% 8/01/25	380,557	402,968
Pool #AM4109 3.850% 8/01/25	423,370	448,301
Pool #466960 3.890% 12/01/20	1,140,949	1,205,870
Pool #466919 3.930% 1/01/21	1,475,916	1,563,270
Pool #AM4236 3.940% 8/01/25	630,187	670,909
Pool #468551 3.980% 7/01/21	1,230,000	1,310,906
Pool #AL9027 4.000% 9/01/46	2,552,146	2,687,429
Pool #AL9549 4.000% 9/01/46	1,205,000	1,268,874
Pool #AM5165 4.080% 1/01/29	653,073	699,981
Pool #931504 4.500% 7/01/39	133,138	145,989
Pool #986268 5.000% 7/01/38	2,112	2,317
Pool #AD6374 5.000% 5/01/40	44,788	49,057
Pool #AE6338 5.000% 11/01/40	58,063	63,560
Pool #AI2733 5.000% 5/01/41	448,838	491,337
Pool #977014 5.500% 5/01/38	48,678	54,958
Pool #985524 5.500% 6/01/38	43,997	49,372
Pool #988578 5.500% 8/01/38	342,913	384,800
Pool #995482 5.500% 1/01/39	231,917	262,057
Federal National Mortgage Association TBA
Pool #3348 2.500% 3/01/29 (b)	2,580,000	2,585,845

	Principal Amount	Value
Pool #1312 3.000% 9/01/28 (b)	$1,665,000	$1,708,836
Pool #4241 3.000% 5/01/44 (b)	4,165,000	4,140,921
Pool #1963 3.500% 1/01/44 (b)	4,020,000	4,120,500
Pool #9174 4.000% 12/01/42 (b)	4,445,000	4,672,806
Government National Mortgage Association, Pool #MA3736 3.500% 6/20/46	1,232,746	1,283,115
Government National Mortgage Association II
Pool #MA4126 3.000% 12/20/46	2,945,000	2,987,679
Pool #MA3521 3.500% 3/20/46	1,394,219	1,451,077
Pool #MA3597 3.500% 4/20/46	896,682	933,250
Pool #MA3663 3.500% 5/20/46	639,667	665,803
Pool #MA3937 3.500% 9/20/46	495,195	516,124
Government National Mortgage Association II TBA
Pool #188 3.000% 12/01/44 (b)	2,020,000	2,045,881
Pool #207 3.500% 8/01/44 (b)	3,590,000	3,733,039

		112,228,885

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $113,792,214)		112,228,885

U.S. TREASURY OBLIGATIONS — 34.9%
U.S. Treasury Bonds & Notes — 34.9%
U.S. Treasury Bond 2.875% 11/15/46	15,265,000	14,739,073
U.S. Treasury Inflation Index 0.375% 7/15/25	4,757,026	4,731,186
U.S. Treasury Inflation Index 0.750% 2/15/45	3,259,106	3,066,626
U.S. Treasury Inflation Index 1.375% 2/15/44	1,431,281	1,561,973
U.S. Treasury Note 0.750% 10/31/17	6,115,000	6,109,058
U.S. Treasury Note 0.750% 10/31/18	8,470,000	8,408,832
U.S. Treasury Note 1.000% 12/31/17	3,475,000	3,477,257
U.S. Treasury Note 1.000% 11/30/18	9,015,000	8,985,860
U.S. Treasury Note 1.250% 10/31/21	4,955,000	4,804,947

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. Treasury Note 1.500% 12/31/18	$20,095,000	$20,209,604
U.S. Treasury Note 1.500% 1/31/19	3,925,000	3,946,158
U.S. Treasury Note 1.500% 1/31/22	8,885,000	8,683,786
U.S. Treasury Note 1.750% 11/30/21	14,435,000	14,328,288
U.S. Treasury Note 2.000% 12/31/21	21,225,000	21,298,627
U.S. Treasury Note 2.000% 11/15/26	20,360,000	19,593,320

		143,944,595

TOTAL U.S. TREASURY OBLIGATIONS (Cost $144,602,542)		143,944,595

TOTAL BONDS & NOTES (Cost $417,377,309)		415,243,741

TOTAL LONG-TERM INVESTMENTS (Cost $417,377,309)		415,243,741

SHORT-TERM INVESTMENTS — 10.6%
Repurchase Agreement — 6.7%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/16, 0.010%, due 1/03/17 (c)	27,469,182	27,469,182

Sovereign Debt Obligations — 3.8%
Japan Treasury Discount Bill JPY (d) 0.000% 1/10/17	1,200,000,000	10,267,328
Japan Treasury Discount Bill JPY (d) 0.000% 3/13/17	630,000,000	5,393,382

		15,660,710

U.S. Treasury Bill — 0.1%
U.S. Treasury Bill (e) 0.000% 4/06/17	223,000	222,697

TOTAL SHORT-TERM INVESTMENTS (Cost $45,096,323)		43,352,589

TOTAL INVESTMENTS — 111.2% (Cost $462,473,632) (f)		458,596,330

Other Assets/(Liabilities) — (11.2)%		(46,241,857)

NET ASSETS — 100.0%		$412,354,473

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ABS	Asset-Backed Security
BAB	Build America Bonds
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury Index
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
MTA	Monthly Treasury Average Index
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, these securities amounted to a value of $37,865,426 or 9.18% of net assets.
(b)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(c)	Maturity value of $27,469,212. Collateralized by U.S. Government Agency obligations with a rate of 2.250%, maturity date of 7/31/21, and an aggregate market value, including accrued interest, of $28,018,584.
(d)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(e)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements

Statements of Assets and Liabilities

December 31, 2016

	MML Blue Chip Growth Fund	MML Equity Income Fund
Assets:
Investments, at value (Note 2) (a)	$378,044,942	$480,460,855
Repurchase agreements, at value (b)	3,657,524	9,915,158
Other short-term investments, at value (Note 2) (c)	-	43,397

Total investments (d)	381,702,466	490,419,410

Foreign currency, at value (e)	-	123
Receivables from:
Investments sold	484,502	84,730
Fund shares sold	120,935	106,717
Interest and dividends	188,379	912,639
Foreign taxes withheld	-	-

Total assets	382,496,282	491,523,619

Liabilities:
Payables for:
Investments purchased	1,874,516	-
Fund shares repurchased	137,233	85,755
Securities on loan (Note 2)	-	-
Trustees’ fees and expenses (Note 3)	53,292	81,423
Variation margin on open derivative instruments (Note 2)	-	-
Affiliates (Note 3):
Investment advisory fees	247,976	314,215
Administration fees	-	-
Service fees	28,740	45,325
Accrued expense and other liabilities	55,694	46,320

Total liabilities	2,397,451	573,038

Net assets	$380,098,831	$490,950,581

Net assets consist of:
Paid-in capital	$233,349,460	$343,181,045
Undistributed (accumulated) net investment income (loss)	(33,171)	10,818,884
Accumulated net realized gain (loss) on investments and foreign currency transactions	30,501,554	31,716,500
Net unrealized appreciation (depreciation) on investments and foreign currency translations	116,280,988	105,234,152

Net assets	$380,098,831	$490,950,581

(a) Cost of investments:	$261,763,986	$375,227,023
(b) Cost of repurchase agreements:	$3,657,524	$9,915,158
(c) Cost of other short-term investments:	$-	$43,397
(d) Securities on loan with market value of:	$-	$-
(e) Cost of foreign currency:	$-	$123

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund	MML Focused Equity Fund	MML Foreign Fund	MML Fundamental Growth Fund	MML Fundamental Value Fund

$544,030,340	$132,790,278	$351,553,853	$169,358,132	$232,502,824
18,414,468	3,141,952	9,225,651	129,588	1,151,582
1,211,837	-	-	-	18,060

563,656,645	135,932,230	360,779,504	169,487,720	233,672,466

-	-	15,775	-	-

-	-	25,490	107,960	-
11,744	59,756	44,502	69,543	69,787
668,165	45,852	434,252	115,192	285,440
-	-	425,767	527	51,407

564,336,554	136,037,838	361,725,290	169,780,942	234,079,100

-	-	52,866	118,352	651,202
6,406	68,228	71,411	40,089	90,784
-	-	2,095,368	-	-
102,071	16,156	58,338	20,795	25,431
80,053	-	-	-	-

44,866	84,316	272,472	91,267	119,959
50,178	18,068	-	22,081	29,990
25,993	4,033	6,832	2,464	5,489
52,432	28,905	100,470	39,617	35,623

361,999	219,706	2,657,757	334,665	958,478

$563,974,555	$135,818,132	$359,067,533	$169,446,277	$233,120,622

$334,108,373	$95,424,192	$369,717,851	$131,587,209	$161,309,232
8,699,279	1,607,936	7,399,681	1,372,286	4,200,172
11,971,926	12,576,122	(20,556,313)	13,893,405	15,977,367
209,194,977	26,209,882	2,506,314	22,593,377	51,633,851

$563,974,555	$135,818,132	$359,067,533	$169,446,277	$233,120,622

$334,711,231	$106,580,396	$349,012,611	$146,764,755	$180,864,972
$18,414,468	$3,141,952	$9,225,651	$129,588	$1,151,582
$1,211,851	$-	$-	$-	$18,060
$-	$-	$1,993,224	$-	$-
$-	$-	$15,815	$-	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2016

	MML Blue Chip Growth Fund	MML Equity Income Fund
Initial Class shares:
Net assets	$332,687,932	$413,303,858

Shares outstanding (a)	23,803,773	35,073,014

Net asset value, offering price and redemption price per share	$13.98	$11.78

Class I shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Class II shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Class III shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Service Class shares:
Net assets	$47,410,899	$77,646,723

Shares outstanding (a)	3,480,116	6,649,714

Net asset value, offering price and redemption price per share	$13.62	$11.68

Service Class I shares::
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund	MML Focused Equity Fund	MML Foreign Fund	MML Fundamental Growth Fund	MML Fundamental Value Fund

$-	$-	$348,836,482	$-	$-

-	-	36,958,606	-	-

$-	$-	$9.44	$-	$-

$66,342,998	$-	$-	$-	$-

2,500,566	-	-	-	-

$26.53	$-	$-	$-	$-

$175,525,450	$128,989,570	$-	$165,183,026	$223,801,367

6,610,845	9,770,274	-	14,461,574	15,182,852

$26.55	$13.20	$-	$11.42	$14.74

$279,940,934	$-	$-	$-	$-

10,560,363	-	-	-	-

$26.51	$-	$-	$-	$-

$-	$-	$10,231,051	$-	$-

-	-	1,090,682	-	-

$-	$-	$9.38	$-	$-

$42,165,173	$6,828,562	$-	$4,263,251	$9,319,255

1,632,088	521,054	-	377,645	639,792

$25.84	$13.11	$-	$11.29	$14.57

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2016

	MML Global Fund	MML Growth & Income Fund
Assets:
Investments, at value (Note 2) (a)	$248,310,021	$125,098,410
Repurchase agreements, at value (b)	1,217,925	905,307
Other short-term investments, at value (Note 2) (c)	18,129	8,174

Total investments (d)	249,546,075	126,011,891

Foreign currency, at value (e)	16,551	1
Receivables from:
Investments sold	-	-
Open forward foreign currency contracts (Note 2)	-	-
Investment adviser (Note 3)	-	-
Fund shares sold	62,170	106,379
Interest and dividends	205,134	128,389
Foreign taxes withheld	254,012	-

Total assets	250,083,942	126,246,660

Liabilities:
Payables for:
Investments purchased	-	-
Written options outstanding, at value (Note 2) (f)	-	-
Open forward foreign currency contracts (Note 2)	-	-
Fund shares repurchased	43,746	67,182
Securities on loan (Note 2)	3,209,958	-
Trustees’ fees and expenses (Note 3)	24,440	28,812
Affiliates (Note 3):
Investment advisory fees	125,204	53,557
Administration fees	31,301	-
Service fees	7,695	13,886
Accrued expense and other liabilities	58,027	28,890

Total liabilities	3,500,371	192,327

Net assets	$246,583,571	$126,054,333

Net assets consist of:
Paid-in capital	$193,598,102	$103,811,944
Undistributed (accumulated) net investment income (loss)	2,804,692	1,261,399
Accumulated net realized gain (loss) on investments and foreign currency transactions	18,228,309	(14,374,034)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	31,952,468	35,355,024

Net assets	$246,583,571	$126,054,333

(a) Cost of investments:	$216,335,664	$89,743,386
(b) Cost of repurchase agreements:	$1,217,925	$905,307
(c) Cost of other short-term investments:	$18,129	$8,174
(d) Securities on loan with market value of:	$3,144,762	$-
(e) Cost of foreign currency:	$16,586	$1
(f) Premiums on written options:	$-	$-

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund	MML International Equity Fund	MML Large Cap Growth Fund	MML Managed Volatility Fund	MML Mid Cap Growth Fund

$266,898,748	$148,377,331	$105,756,497	$182,457,774	$421,147,186
11,374,171	3,166,695	1,202,159	5,163,935	15,573,326
-	-	-	1,188	-

278,272,919	151,544,026	106,958,656	187,622,897	436,720,512

1,093	10,781	-	17,721	1,646

-	110,150	-	-	295,617
-	294,394	-	-	-
-	9,897	-	-	-
55,107	36,047	69,402	7,517	67,216
465,091	78,024	56,756	234,125	224,528
-	340,620	5,816	-	-

278,794,210	152,423,939	107,090,630	187,882,260	437,309,519

-	235,954	-	-	818,764
-	-	-	3,424,740	-
-	370	-	-	-
53,643	20,337	38,832	70,783	123,916
-	145,010	-	-	11,944,642
32,799	9,525	26,451	50,474	60,755

154,103	104,188	70,062	117,565	279,394
-	19,535	-	-	-
12,083	624	2,216	20,475	44,113
41,861	72,321	33,222	92,267	57,380

294,489	607,864	170,783	3,776,304	13,328,964

$278,499,721	$151,816,075	$106,919,847	$184,105,956	$423,980,555

$200,371,179	$163,633,895	$70,902,767	$157,757,398	$276,176,149
4,967,449	2,549,717	379,013	2,303,224	(153,367)
20,583,204	(16,842,499)	27,572,315	(4,511,108)	43,953,512
52,577,889	2,474,962	8,065,752	28,556,442	104,004,261

$278,499,721	$151,816,075	$106,919,847	$184,105,956	$423,980,555

$214,320,685	$146,149,569	$97,690,745	$153,675,824	$317,142,939
$11,374,171	$3,166,695	$1,202,159	$5,163,935	$15,573,326
$-	$-	$-	$1,188	$-
$-	$138,095	$-	$-	$11,665,878
$1,103	$10,790	$-	$18,250	$1,652
$-	$-	$-	$3,199,761	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2016

	MML Global Fund	MML Growth & Income Fund
Initial Class:
Net assets	$-	$102,857,720

Shares outstanding (a)	-	7,250,966

Net asset value, offering price and redemption price per share	$-	$14.19

Class I shares:
Net assets	$218,697,669	$-

Shares outstanding (a)	18,953,968	-

Net asset value, offering price and redemption price per share	$11.54	$-

Class II shares:
Net assets	$15,757,353	$-

Shares outstanding (a)	1,341,695	-

Net asset value, offering price and redemption price per share	$11.74	$-

Service Class shares:
Net assets	$-	$23,196,613

Shares outstanding (a)	-	1,645,361

Net asset value, offering price and redemption price per share	$-	$14.10

Service Class I shares:
Net assets	$12,128,549	$-

Shares outstanding (a)	1,060,953	-

Net asset value, offering price and redemption price per share	$11.43	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund	MML International Equity Fund	MML Large Cap Growth Fund	MML Managed Volatility Fund	MML Mid Cap Growth Fund

$257,874,113	$-	$103,315,348	$151,537,093	$352,753,586

21,741,098	-	9,715,609	12,911,105	24,574,101

$11.86	$-	$10.63	$11.74	$14.35

$-	$-	$-	$-	$-

-	-	-	-	-

$-	$-	$-	$-	$-

$-	$150,752,914	$-	$-	$-

-	16,159,131	-	-	-

$-	$9.33	$-	$-	$-

$20,625,608	$-	$3,604,499	$32,568,863	$71,226,969

1,756,148	-	346,311	2,797,703	5,105,032

$11.74	$-	$10.41	$11.64	$13.95

$-	$1,063,161	$-	$-	$-

-	114,412	-	-	-

$-	$9.29	$-	$-	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2016

	MML Mid Cap Value Fund	MML Small Cap Growth Equity Fund
Assets:
Investments, at value (Note 2) (a)	$469,576,876	$218,182,817
Repurchase agreements, at value (b)	8,006,866	3,038,156
Other short-term investments, at value (Note 2) (c)	32,346	8,717

Total investments (d)	477,616,088	221,229,690

Foreign currency, at value (e)	13	11
Receivables from:
Investments sold	832,118	251,910
Investments sold on a when-issued basis (Note 2)	-	-
Open forward foreign currency contracts (Note 2)	20,842	-
Investment adviser (Note 3)	-	-
Fund shares sold	120,591	78,668
Variation margin on open derivative instruments (Note 2)	-	-
Interest and dividends	1,051,987	233,780
Foreign taxes withheld	1,461	-

Total assets	479,643,100	221,794,059

Liabilities:
Payables for:
Investments purchased	1,772,083	349,484
Open forward foreign currency contracts (Note 2)	95,156	-
Investments purchased on a when-issued basis (Note 2)	-	-
Fund shares repurchased	73,546	95,231
Securities on loan (Note 2)	-	16,856,377
Trustees’ fees and expenses (Note 3)	74,300	48,640
Affiliates (Note 3):
Investment advisory fees	343,673	181,694
Administration fees	-	-
Service fees	26,357	7,953
Accrued expense and other liabilities	64,004	40,947

Total liabilities	2,449,119	17,580,326

Net assets	$477,193,981	$204,213,733

Net assets consist of:
Paid-in capital	$378,629,857	$178,122,653
Undistributed (accumulated) net investment income (loss)	7,414,131	27,553
Accumulated net realized gain (loss) on investments and foreign currency transactions	23,591,588	6,714,116
Net unrealized appreciation (depreciation) on investments and foreign currency translations	67,558,405	19,349,411

Net assets	$477,193,981	$204,213,733

(a) Cost of investments:	$401,944,682	$198,833,120
(b) Cost of repurchase agreements:	$8,006,866	$3,038,156
(c) Cost of other short-term investments:	$32,346	$8,717
(d) Securities on loan with market value of:	$-	$16,431,762
(e) Cost of foreign currency:	$13	$11

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund	MML Small/Mid Cap Value Fund	MML Total Return Bond Fund

$105,374,429	$228,037,669	$415,243,741
2,098,298	3,703,328	27,469,182
-	-	15,883,407

107,472,727	231,740,997	458,596,330

-	-	1

-	-	2,414,845
-	-	5,418,950
-	-	364,683
1	-	251
65,164	23,346	65,492
-	-	37,662
196,067	218,744	1,840,275
-	-	-

107,733,959	231,983,087	468,738,489

10,536	286,378	27,629,202
-	-	-
-	-	28,326,406
13,036	50,715	114,629
3,384,259	-	-
13,663	35,744	42,221

71,394	149,846	136,390
13,386	-	51,146
8,688	11,491	12,626
24,737	36,400	71,396

3,539,699	570,574	56,384,016

$104,194,260	$231,412,513	$412,354,473

$62,606,821	$176,247,523	$410,171,273
633,459	1,008,202	8,272,525
11,643,569	12,937,012	(2,515,639)
29,310,411	41,219,776	(3,573,686)

$104,194,260	$231,412,513	$412,354,473

$76,064,018	$186,817,893	$417,377,309
$2,098,298	$3,703,328	$27,469,182
$-	$-	$17,627,141
$3,300,322	$-	$-
$-	$-	$1

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2016

	MML Mid Cap Value Fund	MML Small Cap Growth Equity Fund
Initial Class shares:
Net assets	$433,045,619	$191,245,199

Shares outstanding (a)	36,721,770	15,068,421

Net asset value, offering price and redemption price per share	$11.79	$12.69

Class II shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Service Class shares:
Net assets	$44,148,362	$12,968,534

Shares outstanding (a)	3,796,255	1,067,963

Net asset value, offering price and redemption price per share	$11.63	$12.14

Service Class I shares::
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund	MML Small/Mid Cap Value Fund	MML Total Return Bond Fund

$-	$211,849,187	$-

-	16,008,711	-

$-	$13.23	$-

$88,729,158	$-	$393,275,917

5,150,182	-	38,310,295

$17.23	$-	$10.27

$-	$19,563,326	$-

-	1,491,190	-

$-	$13.12	$-

$15,465,102	$-	$19,078,556

918,854	-	1,874,751

$16.83	$-	$10.18

MML Series Investment Fund – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2016

	MML Blue Chip Growth Fund	MML Equity Income Fund
Investment income (Note 2):
Dividends (a)	$3,229,040	$14,297,518
Interest	196	60,954
Securities lending net income	-	-

Total investment income	3,229,236	14,358,472

Expenses (Note 3):
Investment advisory fees	2,971,881	3,467,863
Custody fees	51,486	59,977
Audit fees	35,422	34,846
Legal fees	2,930	3,219
Proxy fees	985	985
Shareholder reporting fees	39,547	45,951
Trustees’ fees	23,445	27,196

	3,125,696	3,640,037
Administration fees:
Class I	-	-
Class II	-	-
Service Class I	-	-
Service fees:
Service Class	105,861	165,191
Service Class I	-	-

Total expenses	3,231,557	3,805,228
Expenses waived :
Initial Class advisory fees waived	-	(70,506)
Service Class advisory fees waived	-	(12,104)

Net expenses	3,231,557	3,722,618

Net investment income (loss)	(2,321)	10,635,854

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	31,710,355	35,721,181
Futures contracts	-	-
Foreign currency transactions	(122)	(53,822)

Net realized gain (loss)	31,710,233	35,667,359

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(29,103,607)	32,947,554
Futures contracts	-	-
Translation of assets and liabilities in foreign currencies	11	3,231

Net change in unrealized appreciation (depreciation)	(29,103,596)	32,950,785

Net realized gain (loss) and change in unrealized appreciation (depreciation)	2,606,637	68,618,144

Net increase (decrease) in net assets resulting from operations	$2,604,316	$79,253,998

(a) Net of foreign withholding tax of:	$3,758	$169,821

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund	MML Focused Equity Fund	MML Foreign Fund	MML Fundamental Growth Fund	MML Fundamental Value Fund

$10,012,610	$2,966,223	$10,848,290	$2,877,684	$6,102,269
2,215	1,060	832	173	438
-	-	242,522	-	-

10,014,825	2,967,283	11,091,644	2,877,857	6,102,707

456,484	1,031,435	3,092,586	1,099,170	1,404,854
45,036	12,439	172,994	42,491	24,158
35,466	34,579	41,438	34,602	34,650
3,287	1,055	2,461	1,261	1,739
985	985	985	985	985
42,486	15,567	34,380	18,395	22,602
26,715	8,790	20,739	10,500	13,752

610,459	1,104,850	3,365,583	1,207,404	1,502,740

210,986	-	-	-	-
248,383	211,433	-	260,863	339,118
117,628	9,589	-	5,065	12,096

-	-	27,391	-	-
98,023	15,982	-	8,442	20,160

1,285,479	1,341,854	3,392,974	1,481,774	1,874,114

-	-	-	-	-
-	-	-	-	-

1,285,479	1,341,854	3,392,974	1,481,774	1,874,114

8,729,346	1,625,429	7,698,670	1,396,083	4,228,593

18,897,306	12,576,129	(10,525,852)	14,185,724	15,833,494
1,109,313	-	-	-	-
-	-	(218,339)	301	(894)

20,006,619	12,576,129	(10,744,191)	14,186,025	15,832,600

21,528,371	10,422,355	7,896,891	(9,193,322)	10,959,495
(127,367)	-	-	-	-
-	-	3,121	-	(1,151)

21,401,004	10,422,355	7,900,012	(9,193,322)	10,958,344

41,407,623	22,998,484	(2,844,179)	4,992,703	26,790,944

$50,136,969	$24,623,913	$4,854,491	$6,388,786	$31,019,537

$-	$-	$1,065,315	$1,279	$39,440

MML Series Investment Fund – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2016

	MML Global Fund	MML Growth & Income Fund
Investment income (Note 2):
Dividends (a)	$4,911,176	$2,039,999
Interest	210	130
Securities lending net income	38,653	-

Total investment income	4,950,039	2,040,129

Expenses (Note 3):
Investment advisory fees	1,492,135	614,661
Custody fees	80,588	14,420
Audit fees	41,352	34,553
Legal fees	1,832	867
Proxy fees	985	985
Shareholder reporting fees	24,930	12,924
Trustees’ fees	14,604	7,261

	1,656,426	685,671
Administration fees:
Class I	332,320	-
Class II	23,538	-
Service Class I	17,176	-
Service fees:
Service Class	-	50,415
Service Class I	28,627	-

Total expenses	2,058,087	736,086
Expenses waived :
Class II fees reimbursed by adviser	-	-
Service Class I fees reimbursed by adviser	-	-

Net expenses	2,058,087	736,086

Net investment income (loss)	2,891,952	1,304,043

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	18,271,943	4,900,855
Written options	-	-
Foreign currency transactions	(57,147)	(1,972)

Net realized gain (loss)	18,214,796	4,898,883

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(2,052,774)*	4,121,853
Written options	-	-
Translation of assets and liabilities in foreign currencies	(5,806)	-

Net change in unrealized appreciation (depreciation)	(2,058,580)	4,121,853

Net realized gain (loss) and change in unrealized appreciation (depreciation)	16,156,216	9,020,736

Net increase (decrease) in net assets resulting from operations	$19,048,168	$10,324,779

(a) Net of foreign withholding tax of:	$256,144	$21,898
*	Net decrease in accrued foreign capital gains tax of $(369).

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund	MML International Equity Fund	MML Large Cap Growth Fund	MML Managed Volatility Fund	MML Mid Cap Growth Fund

$6,840,045	$4,263,264	$1,674,110	$4,094,278	$3,100,483
884	491	502	490	14,075
-	38,679	-	-	234,774

6,840,929	4,302,434	1,674,612	4,094,768	3,349,332

1,671,849	1,273,188	1,168,016	1,396,819	3,268,116
35,952	126,446	15,751	223,627	53,806
35,294	36,784	34,613	34,609	35,444
1,850	1,195	1,266	1,115	3,096
985	985	985	985	985
24,477	19,078	20,346	20,997	41,538
15,156	9,537	10,914	10,848	25,080

1,785,563	1,467,213	1,251,891	1,689,000	3,428,065

-	-	-	-	-
-	236,990	-	-	-
-	1,733	-	-	-

44,562	-	8,347	80,864	167,811
-	2,888	-	-	-

1,830,125	1,708,824	1,260,238	1,769,864	3,595,876

-	(113,586)	-	-	-
-	(858)	-	-	-

1,830,125	1,594,380	1,260,238	1,769,864	3,595,876

5,010,804	2,708,054	414,374	2,324,904	(246,544)

20,796,270	(15,914,101)	27,762,845	1,870,996	44,833,435
-	-	-	(4,271,668)	-
(957)	112,732	-	(77)	(101)

20,795,313	(15,801,369)	27,762,845	(2,400,749)	44,833,334

15,591,656	25,743,300	(29,371,491)	9,152,344	(19,044,489)
-	-	-	(2,611,425)	-
(102)	81,624	-	(433)	13

15,591,554	25,824,924	(29,371,491)	6,540,486	(19,044,476)

36,386,867	10,023,555	(1,608,646)	4,139,737	25,788,858

$41,397,671	$12,731,609	$(1,194,272)	$6,464,641	$25,542,314

$65,087	$441,291	$1,124	$-	$12,177

MML Series Investment Fund — Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2016

	MML Mid Cap Value Fund	MML Small Cap Growth Equity Fund
Investment income (Note 2):
Dividends (a)	$11,436,857	$2,058,980
Interest	736	357
Securities lending net income	-	128,852

Total investment income	11,437,593	2,188,189

Expenses (Note 3):
Investment advisory fees	3,950,567	2,047,842
Custody fees	67,925	47,967
Audit fees	35,479	37,110
Legal fees	3,389	1,314
Proxy fees	985	985
Shareholder reporting fees	45,414	20,824
Trustees’ fees	27,617	11,670

	4,131,376	2,167,712
Administration fees:
Class II	-	-
Service Class I	-	-
Service fees:
Service Class	93,003	29,604
Service Class I	-	-

Total expenses	4,224,379	2,197,316
Expenses waived :
Class II fees reimbursed by adviser	-	-
Service Class I fees reimbursed by adviser	-	-
Class II advisory fees waived	-	-
Service Class I advisory fees waived	-	-

Net expenses	4,224,379	2,197,316

Net investment income (loss)	7,213,214	(9,127)

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	27,430,925	8,366,937
Futures contracts	-	-
Foreign currency transactions	228,666	(341)

Net realized gain (loss)	27,659,591	8,366,596

Net change in unrealized appreciation (depreciation) on:
Investment transactions	64,373,812	15,347,270
Futures contracts	-	-
Translation of assets and liabilities in foreign currencies	(42,981)	209

Net change in unrealized appreciation (depreciation)	64,330,831	15,347,479

Net realized gain (loss) and change in unrealized appreciation (depreciation)	91,990,422	23,714,075

Net increase (decrease) in net assets resulting from operations	$99,203,636	$23,704,948

(a) Net of foreign withholding tax of:	$36,837	$5,759

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund	MML Small/Mid Cap Value Fund	MML Total Return Bond Fund

$1,653,254	$2,832,589	$-
185	430	8,362,192
8,646	-	-

1,662,085	2,833,019	8,362,192

815,709	1,635,062	1,544,316
15,893	24,929	83,181
35,164	34,637	52,134
739	1,517	2,463
985	985	985
10,553	21,790	41,280
5,993	12,842	21,907

885,036	1,731,762	1,746,266

134,927	-	522,102
18,019	-	29,638

-	41,526	-
30,031	-	49,397

1,068,013	1,773,288	2,347,403

-	-	(17,064)
-	-	(957)
(44,969)	-	(69,039)
(6,013)	-	(3,970)

1,017,031	1,773,288	2,256,373

645,054	1,059,731	6,105,819

11,762,787	13,034,233	(281,802)
-	-	(212,505)
-	-	1,430,206

11,762,787	13,034,233	935,899

16,968,232	36,465,058	200,184
-	-	(34,055)
-	-	364,683

16,968,232	36,465,058	530,812

28,731,019	49,499,291	1,466,711

$29,376,073	$50,559,022	$7,572,530

$1,812	$-	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Blue Chip Growth Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(2,321)	$(349,068)
Net realized gain (loss) on investment transactions	31,710,233	50,455,541
Net change in unrealized appreciation (depreciation) on investments	(29,103,596)	(4,300,969)

Net increase (decrease) in net assets resulting from operations	2,604,316	45,805,504

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	-
Class I	-	-
Class II	-	-
Class III	-	-
Service Class	-	-
Service Class I	-	-

Total distributions from net investment income	-	-

From net realized gains:
Initial Class	(44,016,658)	(62,289,222)
Class I	-	-
Class II	-	-
Class III	-	-
Service Class	(5,513,029)	(6,171,321)
Service Class I	-	-

Total distributions from net realized gains	(49,529,687)	(68,460,543)

Net fund share transactions (Note 5):
Initial Class	(14,216,357)	18,440,481
Class I	-	-
Class II	-	-
Class III	-	-
Service Class	10,100,450	13,312,534
Service Class I	-	-

Increase (decrease) in net assets from fund share transactions	(4,115,907)	31,753,015

Total increase (decrease) in net assets	(51,041,278)	9,097,976
Net assets
Beginning of year	431,140,109	422,042,133

End of year	$380,098,831	$431,140,109

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$(33,171)	$(69,942)

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund		MML Equity Index Fund
Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015

$10,635,854	$9,773,702	$8,729,346	$8,061,688
35,667,359	48,043,703	20,006,619	11,156,840
32,950,785	(93,042,103)	21,401,004	(14,650,759)

79,253,998	(35,224,698)	50,136,969	4,567,769

(8,080,286)	(8,271,226)	-	-
-	-	(1,138,655)	(1,153,387)
-	-	(3,098,350)	(2,440,730)
-	-	(3,556,322)	(3,144,175)
(1,211,150)	(1,072,744)	-	-
-	-	(617,842)	(555,456)

(9,291,436)	(9,343,970)	(8,411,169)	(7,293,748)

(40,910,962)	(43,647,364)	-	-
-	-	(1,622,191)	(1,723,595)
-	-	(3,906,075)	(3,212,126)
-	-	(4,183,965)	(3,815,424)
(6,930,496)	(6,436,103)	-	-
-	-	(962,234)	(843,155)

(47,841,458)	(50,083,467)	(10,674,465)	(9,594,300)

(14,762,650)	18,918,608	-	-
-	-	(13,086,785)	(7,783,632)
-	-	(384,062)	14,726,714
-	-	94,690,407	4,278,949
11,031,372	11,554,876	-	-
-	-	874,480	7,738,315

(3,731,278)	30,473,484	82,094,040	18,960,346

18,389,826	(64,178,651)	113,145,375	6,640,067

472,560,755	536,739,406	450,829,180	444,189,113

$490,950,581	$472,560,755	$563,974,555	$450,829,180

$10,818,884	$9,649,862	$8,699,279	$7,900,197

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Focused Equity Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,625,429	$2,302,164
Net realized gain (loss) on investment transactions	12,576,129	10,037,468
Net change in unrealized appreciation (depreciation) on investments	10,422,355	(27,280,097)

Net increase (decrease) in net assets resulting from operations	24,623,913	(14,940,465)

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	-
Class II	(2,228,977)	(2,897,589)
Service Class	-	-
Service Class I	(75,702)	(110,596)

Total distributions from net investment income	(2,304,679)	(3,008,185)

From net realized gains:
Class II	(9,579,688)	(20,741,790)
Service Class I	(406,428)	(899,601)

Total distributions from net realized gains	(9,986,116)	(21,641,391)

Net fund share transactions (Note 5):
Initial Class	-	-
Class II	(30,259,067)	25,146,462
Service Class	-	-
Service Class I	(715,507)	1,408,371

Increase (decrease) in net assets from fund share transactions	(30,974,574)	26,554,833

Total increase (decrease) in net assets	(18,641,456)	(13,035,208)
Net assets
Beginning of year	154,459,588	167,494,796

End of year	$135,818,132	$154,459,588

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$1,607,936	$2,287,193

The accompanying notes are an integral part of the financial statements.

MML Foreign Fund		MML Fundamental Growth Fund
Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015

$7,698,670	$7,136,966	$1,396,083	$1,233,079
(10,744,191)	6,447,456	14,186,025	20,689,392
7,900,012	(30,321,475)	(9,193,322)	(9,853,074)

4,854,491	(16,737,053)	6,388,786	12,069,397

(6,733,929)	(10,665,933)	-	-
-	-	(1,164,469)	(1,522,932)
(193,084)	(322,750)	-	-
-	-	(18,624)	(20,162)

(6,927,013)	(10,988,683)	(1,183,093)	(1,543,094)

-	-	(20,436,093)	(35,452,387)
-	-	(412,071)	(541,999)

-	-	(20,848,164)	(35,994,386)

3,739,806	45,853,471	-	-
-	-	(2,566,740)	1,052,674
(1,068,302)	1,207,009	-	-
-	-	1,606,362	1,164,609

2,671,504	47,060,480	(960,378)	2,217,283

598,982	19,334,744	(16,602,849)	(23,250,800)

358,468,551	339,133,807	186,049,126	209,299,926

$359,067,533	$358,468,551	$169,446,277	$186,049,126

$7,399,681	$6,846,380	$1,372,286	$1,213,633

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Fundamental Value Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$4,228,593	$3,404,175
Net realized gain (loss) on investment transactions	15,832,600	17,023,290
Net change in unrealized appreciation (depreciation) on investments	10,958,344	(27,342,230)

Net increase (decrease) in net assets resulting from operations	31,019,537	(6,914,765)

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	-
Class I	-	-
Class II	(3,177,117)	(3,059,837)
Service Class	-	-
Service Class I	(97,403)	(74,012)

Total distributions from net investment income	(3,274,520)	(3,133,849)

From net realized gains:
Class I	-	-
Class II	(16,431,141)	(17,374,817)
Service Class I	(574,567)	(465,845)

Total distributions from net realized gains	(17,005,708)	(17,840,662)

Net fund share transactions (Note 5):
Initial Class	-	-
Class I	-	-
Class II	(3,697,842)	24,581,537
Service Class	-	-
Service Class I	1,213,663	2,883,449

Increase (decrease) in net assets from fund share transactions	(2,484,179)	27,464,986

Total increase (decrease) in net assets	8,255,130	(424,290)
Net assets
Beginning of year	224,865,492	225,289,782

End of year	$233,120,622	$224,865,492

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$4,200,172	$3,401,647

The accompanying notes are an integral part of the financial statements.

MML Global Fund		MML Growth & Income Fund
Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015

$2,891,952	$2,943,882	$1,304,043	$1,309,220
18,214,796	19,591,857	4,898,883	11,753,803
(2,058,580)	(25,705,766)	4,121,853	(12,364,158)

19,048,168	(3,170,027)	10,324,779	698,865

-	-	(1,079,085)	(1,325,627)
(2,547,594)	(2,573,159)	-	-
(177,958)	(194,417)	-	-
-	-	(171,221)	(190,746)
(116,936)	(95,568)	-	-

(2,842,488)	(2,863,144)	(1,250,306)	(1,516,373)

(17,521,108)	(9,861,148)	-	-
(1,198,304)	(706,225)	-	-
(941,843)	(431,717)	-	-

(19,661,255)	(10,999,090)	-	-

-	-	(11,230,669)	(14,434,363)
(3,174,455)	29,653,736	-	-
113,343	(516,071)	-	-
-	-	2,835,766	31,132
1,770,763	2,128,221	-	-

(1,290,349)	31,265,886	(8,394,903)	(14,403,231)

(4,745,924)	14,233,625	679,570	(15,220,739)

251,329,495	237,095,870	125,374,763	140,595,502

$246,583,571	$251,329,495	$126,054,333	$125,374,763

$2,804,692	$2,874,790	$1,261,399	$1,261,906

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Income & Growth Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$5,010,804	$4,567,746
Net realized gain (loss) on investment transactions	20,795,313	22,630,785
Net change in unrealized appreciation (depreciation) on investments	15,591,554	(27,368,276)

Net increase (decrease) in net assets resulting from operations	41,397,671	(169,745)

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(4,279,358)	(4,320,659)
Class II	-	-
Service Class	(277,905)	(279,311)
Service Class I	-	-

Total distributions from net investment income	(4,557,263)	(4,599,970)

From net realized gains:
Initial Class	(21,028,191)	(14,106,335)
Class II	-	-
Service Class	(1,563,913)	(1,036,220)
Service Class I	-	-

Total distributions from net realized gains	(22,592,104)	(15,142,555)

Net fund share transactions (Note 5):
Initial Class	22,805,308	8,119,045
Class II	-	-
Service Class	2,776,981	2,143,957
Service Class I	-	-

Increase (decrease) in net assets from fund share transactions	25,582,289	10,263,002

Total increase (decrease) in net assets	39,830,593	(9,649,268)
Net assets
Beginning of year	238,669,128	248,318,396

End of year	$278,499,721	$238,669,128

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$4,967,449	$4,517,405

The accompanying notes are an integral part of the financial statements.

MML International Equity Fund		MML Large Cap Growth Fund
Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015

$2,708,054	$2,655,779	$414,374	$230,467
(15,801,369)	722,053	27,762,845	16,258,396
25,824,924	(14,160,470)	(29,371,491)	(4,137,656)

12,731,609	(10,782,638)	(1,194,272)	12,351,207

-	-	(231,013)	-
(3,276,084)	(332,992)	-	-
-	-	-	-
(19,857)	(2,305)	-	-

(3,295,941)	(335,297)	(231,013)	-

-	-	(16,047,562)	(43,425,029)
(366,284)	-	-	-
-	-	(316,827)	(653,118)
(2,464)	-	-	-

(368,748)	-	(16,364,389)	(44,078,147)

-	-	(93,549,683)	3,267,615
(22,358,626)	51,164,597	-	-
-	-	459,219	1,304,526
(488,347)	1,335,762	-	-

(22,846,973)	52,500,359	(93,090,464)	4,572,141

(13,780,053)	41,382,424	(110,880,138)	(27,154,799)

165,596,128	124,213,704	217,799,985	244,954,784

$151,816,075	$165,596,128	$106,919,847	$217,799,985

$2,549,717	$3,017,091	$379,013	$195,662

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Managed Volatility Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,324,904	$2,847,343
Net realized gain (loss) on investment transactions	(2,400,749)	50,126,502
Net change in unrealized appreciation (depreciation) on investments	6,540,486	(44,754,278)

Net increase (decrease) in net assets resulting from operations	6,464,641	8,219,567

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(2,685,854)	(3,096,226)
Service Class	(494,437)	(511,045)

Total distributions from net investment income	(3,180,291)	(3,607,271)

From net realized gains:
Initial Class	(28,897,380)	-
Service Class	(6,196,954)	-

Total distributions from net realized gains	(35,094,334)	-

Net fund share transactions (Note 5):
Initial Class	15,411,463	(178,845,533)
Service Class	4,991,636	1,003,527

Increase (decrease) in net assets from fund share transactions	20,403,099	(177,842,006)

Total increase (decrease) in net assets	(11,406,885)	(173,229,710)
Net assets
Beginning of year	195,512,841	368,742,551

End of year	$184,105,956	$195,512,841

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$2,303,224	$2,763,852

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund		MML Mid Cap Value Fund
Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015

$(246,544)	$(452,102)	$7,213,214	$6,027,300
44,833,334	57,283,864	27,659,591	48,020,608
(19,044,476)	(27,939,811)	64,330,831	(60,895,172)

25,542,314	28,891,951	99,203,636	(6,847,264)

-	-	(6,934,131)	(8,610,298)
-	-	(550,572)	(553,849)

-	-	(7,484,703)	(9,164,147)

(47,049,556)	(42,547,818)	(41,783,431)	(63,870,147)
(9,296,846)	(7,241,068)	(3,795,883)	(4,598,846)

(56,346,402)	(49,788,886)	(45,579,314)	(68,468,993)

2,845,685	15,687,945	(37,553,607)	41,173,782
9,674,951	13,988,017	7,738,309	8,626,487

12,520,636	29,675,962	(29,815,298)	49,800,269

(18,283,452)	8,779,027	16,324,321	(34,680,135)

442,264,007	433,484,980	460,869,660	495,549,795

$423,980,555	$442,264,007	$477,193,981	$460,869,660

$(153,367)	$(682,055)	$7,414,131	$8,320,913

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Small Cap Growth Equity Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(9,127)	$(535,879)
Net realized gain (loss) on investment transactions	8,366,596	33,642,911
Net change in unrealized appreciation (depreciation) on investments	15,347,479	(41,187,848)

Net increase (decrease) in net assets resulting from operations	23,704,948	(8,080,816)

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	-
Class II	-	-
Service Class	-	-
Service Class I	-	-

Total distributions from net investment income	-	-

From net realized gains:
Initial Class	(32,147,623)	(40,634,083)
Class II	-	-
Service Class	(2,198,947)	(2,122,311)
Service Class I	-	-

Total distributions from net realized gains	(34,346,570)	(42,756,394)

Net fund share transactions (Note 5):
Initial Class	6,283,248	(10,108,774)
Class II	-	-
Service Class	2,308,313	4,136,629
Service Class I	-	-

Increase (decrease) in net assets from fund share transactions	8,591,561	(5,972,145)

Total increase (decrease) in net assets	(2,050,061)	(56,809,355)
Net assets
Beginning of year	206,263,794	263,073,149

End of year	$204,213,733	$206,263,794

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$27,553	$(71,739)

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund		MML Small/Mid Cap Value Fund
Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015

$645,054	$618,302	$1,059,731	$1,141,187
11,762,787	13,291,659	13,034,233	14,216,113
16,968,232	(19,544,016)	36,465,058	(27,388,266)

29,376,073	(5,634,055)	50,559,022	(12,030,966)

-	-	(1,124,385)	(1,528,716)
(555,663)	(292,251)	-	-
-	-	(53,616)	(82,016)
(49,139)	(15,522)	-	-

(604,802)	(307,773)	(1,178,001)	(1,610,732)

-	-	(13,026,952)	(34,922,416)
(11,625,602)	(8,989,337)	-	-
-	-	(1,081,940)	(2,694,866)
(1,548,667)	(1,113,650)	-	-

(13,174,269)	(10,102,987)	(14,108,892)	(37,617,282)

-	-	(18,016,276)	8,419,482
(12,961,576)	6,549,088	-	-
-	-	940,646	4,172,406
2,661,360	1,879,270	-	-

(10,300,216)	8,428,358	(17,075,630)	12,591,888

5,296,786	(7,616,457)	18,196,499	(38,667,092)

98,897,474	106,513,931	213,216,014	251,883,106

$104,194,260	$98,897,474	$231,412,513	$213,216,014

$633,459	$604,429	$1,008,202	$1,171,178

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Total Return Bond Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$6,105,819	$4,953,970
Net realized gain (loss) on investment transactions	935,899	2,325,817
Net change in unrealized appreciation (depreciation) on investments	530,812	(6,568,770)

Net increase (decrease) in net assets resulting from operations	7,572,530	711,017

Distributions to shareholders (Note 2):
From net investment income:
Class II	(5,873,606)	(11,042,639)
Service Class I	(333,516)	(502,420)

Total distributions from net investment income	(6,207,122)	(11,545,059)

From net realized gains:
Class II	-	(3,600,708)
Service Class I	-	(173,513)

Total distributions from net realized gains	-	(3,774,221)

Net fund share transactions (Note 5):
Class II	63,034,175	(60,886,838)
Service Class I	1,865,939	3,416,275

Increase (decrease) in net assets from fund share transactions	64,900,114	(57,470,563)

Total increase (decrease) in net assets	66,265,522	(72,078,826)
Net assets
Beginning of year	346,088,951	418,167,777

End of year	$412,354,473	$346,088,951

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$8,272,525	$6,160,640

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Blue Chip Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/16	$15.79	$0.00 [d]	$0.13	$0.13	$-	$(1.94)	$(1.94)	$13.98	0.91%	$332,688	0.79%	0.03%
12/31/15	17.09	(0.01)	1.70	1.69	-	(2.99)	(2.99)	15.79	11.10%	388,654	0.79%	(0.06%	)
12/31/14	17.35	(0.01)	1.55	1.54	-	(1.80)	(1.80)	17.09	9.13%	390,322	0.79%	(0.09%	)
12/31/13	13.50	(0.00)[d]	5.28	5.28	(0.04)	(1.39)	(1.43)	17.35	41.33%	429,689	0.79%	(0.01%	)
12/31/12	11.42	0.03	2.06	2.09	(0.01)	-	(0.01)	13.50	18.31%	321,245	0.80%	0.26%
Service Class
12/31/16	$15.47	$(0.03)	$0.12	$0.09	$-	$(1.94)	$(1.94)	$13.62	0.65%	$47,411	1.04%	(0.22%	)
12/31/15	16.85	(0.05)	1.66	1.61	-	(2.99)	(2.99)	15.47	10.76%	42,486	1.04%	(0.31%	)
12/31/14	17.17	(0.06)	1.54	1.48	-	(1.80)	(1.80)	16.85	8.87%	31,721	1.04%	(0.34%	)
12/31/13	13.38	(0.04)	5.23	5.19	(0.01)	(1.39)	(1.40)	17.17	41.00%	23,273	1.04%	(0.26%	)
12/31/12	11.34	0.01	2.03	2.04	-	-	-	13.38	17.99%	14,895	1.05%	0.06%

	Year ended December 31
	2016	2015	2014	2013	2012
Portfolio turnover rate	29%	31%	30%	35%	25%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Equity Income Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Initial Class
12/31/16	$11.29	$0.27	$1.73	$2.00	$(0.25)	$(1.26)	$(1.51)	$11.78	18.68%		$413,304	0.79%	0.77%	2.33%
12/31/15	13.93	0.25	(1.28)	(1.03)	(0.26)	(1.35)	(1.61)	11.29	(6.88%	)	409,298	0.78%	N/A	1.96%
12/31/14	13.47	0.25	0.76	1.01	(0.24)	(0.31)	(0.55)	13.93	7.54%		472,989	0.78%	N/A	1.84%
12/31/13	10.57	0.20	2.93	3.13	(0.23)	-	(0.23)	13.47	29.93%		556,649	0.78%	N/A	1.64%
12/31/12	9.20	0.21	1.37	1.58	(0.21)	-	(0.21)	10.57	17.32%		478,096	0.79%	N/A	2.12%
Service Class
12/31/16	$11.20	$0.24	$1.72	$1.96	$(0.22)	$(1.26)	$(1.48)	$11.68	18.46%		$77,647	1.04%	1.02%	2.10%
12/31/15	13.83	0.22	(1.27)	(1.05)	(0.23)	(1.35)	(1.58)	11.20	(7.10%	)	63,263	1.03%	N/A	1.72%
12/31/14	13.39	0.22	0.74	0.96	(0.21)	(0.31)	(0.52)	13.83	7.23%		63,751	1.03%	N/A	1.58%
12/31/13	10.52	0.17	2.91	3.08	(0.21)	-	(0.21)	13.39	29.55%		54,576	1.03%	N/A	1.39%
12/31/12	9.16	0.19	1.36	1.55	(0.19)	-	(0.19)	10.52	17.06%		39,397	1.04%	N/A	1.88%

	Year ended December 31
	2016	2015	2014	2013	2012
Portfolio turnover rate	22%	39%	9%	15%	15%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Equity Index Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000's)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
12/31/16	$24.76	$0.44	$2.37	$2.81	$(0.43)	$(0.61)	$(1.04)	$26.53	11.48%	$66,343	0.43%	N/A	1.76%
12/31/15	25.52	0.42	(0.23)	0.19	(0.38)	(0.57)	(0.95)	24.76	0.95%	74,631	0.43%	N/A	1.67%
12/31/14	23.14	0.38	2.65	3.03	(0.33)	(0.32)	(0.65)	25.52	13.17%	84,445	0.44%	N/A	1.58%
12/31/13	17.89	0.34	5.30	5.64	(0.33)	(0.06)	(0.39)	23.14	31.84%	92,853	0.44%	0.44%[l]	1.65%
12/31/12	15.73	0.32	2.11	2.43	(0.27)	-	(0.27)	17.89	15.47%	79,070	0.45%	0.45%[l]	1.84%
Class II
12/31/16	$24.80	$0.48	$2.36	$2.84	$(0.48)	$(0.61)	$(1.09)	$26.55	11.62%	$175,525	0.28%	N/A	1.91%
12/31/15	25.56	0.47	(0.23)	0.24	(0.43)	(0.57)	(1.00)	24.80	1.17%	164,515	0.30%	0.28%	1.83%
12/31/14	23.19	0.42	2.65	3.07	(0.38)	(0.32)	(0.70)	25.56	13.35%	154,210	0.33%	0.28%	1.74%
12/31/13	17.93	0.37	5.31	5.68	(0.36)	(0.06)	(0.42)	23.19	32.02%	141,468	0.33%	0.28%	1.81%
12/31/12	15.76	0.35	2.12	2.47	(0.30)	-	(0.30)	17.93	15.69%	109,646	0.34%	0.29%	2.00%
Class III
12/31/16	$24.78	$0.52	$2.34	$2.86	$(0.52)	$(0.61)	$(1.13)	$26.51	11.69%	$279,941	0.13%	N/A	2.05%
12/31/15	25.54	0.50	(0.22)	0.28	(0.47)	(0.57)	(1.04)	24.78	1.32%	172,992	0.15%	0.13%	1.97%
12/31/14	23.16	0.46	2.65	3.11	(0.41)	(0.32)	(0.73)	25.54	13.54%	173,459	0.19%	0.14%	1.88%
12/31/13	17.91	0.40	5.29	5.69	(0.38)	(0.06)	(0.44)	23.16	32.17%	155,356	0.19%	0.14%	1.95%
12/31/12	15.74	0.37	2.12	2.49	(0.32)	-	(0.32)	17.91	15.87%	119,034	0.20%	0.15%	2.14%
Service Class I
12/31/16	$24.16	$0.37	$2.31	$2.68	$(0.39)	$(0.61)	$(1.00)	$25.84	11.24%	$42,165	0.68%	N/A	1.51%
12/31/15	24.98	0.35	(0.23)	0.12	(0.37)	(0.57)	(0.94)	24.16	0.70%	38,691	0.68%	N/A	1.43%
12/31/14	22.72	0.32	2.59	2.91	(0.33)	(0.32)	(0.65)	24.98	12.92%	32,075	0.69%	N/A	1.34%
12/31/13	17.62	0.29	5.20	5.49	(0.33)	(0.06)	(0.39)	22.72	31.49%	21,443	0.69%	0.69%[l]	1.40%
12/31/12	15.53	0.28	2.08	2.36	(0.27)	-	(0.27)	17.62	15.21%	10,229	0.70%	0.70%[l]	1.63%

	Year ended December 31
	2016	2015	2014	2013	2012
Portfolio turnover rate	8%	4%	3%	4%	3%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Expenses incurred during the period fell under the expense cap.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Focused Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gain	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/16	$12.15	$0.13	$1.96	$2.09	$(0.20)	$(0.84)	$(1.04)	$13.20	17.96%		$128,990	0.90%		N/A	1.11%
12/31/15	15.97	0.21	(1.71)	(1.50)	(0.28)	(2.04)	(2.32)	12.15	(8.93%	)	147,436	0.90%		N/A	1.43%
12/31/14	15.64	0.29	1.59	1.88	(0.06)	(1.49)	(1.55)	15.97	12.24%		160,206	0.90%		N/A	1.86%
12/31/13	11.49	0.05	4.29	4.34	-	(0.19)	(0.19)	15.64	38.05%		166,655	0.90%		0.90%[l]	0.40%
12/31/12	10.03	0.09	1.98	2.07	(0.09)	(0.52)	(0.61)	11.49	20.61%		136,305	0.90%		0.90%[k]	0.76%
Service Class I
12/31/16	$12.06	$0.10	$1.95	$2.05	$(0.16)	$(0.84)	$(1.00)	$13.11	17.74%		$6,829	1.15%		N/A	0.87%
12/31/15	15.87	0.17	(1.69)	(1.52)	(0.25)	(2.04)	(2.29)	12.06	(9.16%	)	7,023	1.15%		N/A	1.20%
12/31/14	15.58	0.22	1.61	1.83	(0.05)	(1.49)	(1.54)	15.87	11.97%		7,289	1.15%		N/A	1.39%
12/31/13	11.48	0.02	4.27	4.29	-	(0.19)	(0.19)	15.58	37.64%		4,960	1.15%		1.15%[k]	0.18%
12/31/12[h]	11.54	0.07	0.47	0.54	(0.08)	(0.52)	(0.60)	11.48	4.68%	[b]	818	1.15%	[a]	1.15%[a,l]	0.91%	[a]

	Year ended December 31
	2016	2015	2014	2013	2012
Portfolio turnover rate	37%	52%	35%	28%	34%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period May 1, 2012 (commencement of operations) through December 31, 2012.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Expenses incurred during the period fell under the expense cap.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Foreign Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/16	$9.49	$0.20	$(0.07)	$0.13	$(0.18)	$(0.18)	$9.44	1.44%		$348,836	0.97%	2.22%
12/31/15	10.22	0.20	(0.63)	(0.43)	(0.30)	(0.30)	9.49	(4.26%	)	347,072	0.97%	1.89%
12/31/14	11.22	0.34	(1.09)	(0.75)	(0.25)	(0.25)	10.22	(6.97%	)	328,045	0.97%	3.09%
12/31/13	9.47	0.20	1.75	1.95	(0.20)	(0.20)	11.22	20.80%		412,363	0.97%	2.00%
12/31/12	8.13	0.21	1.32	1.53	(0.19)	(0.19)	9.47	19.06%		355,174	0.97%	2.38%
Service Class
12/31/16	$9.43	$0.18	$(0.07)	$0.11	$(0.16)	$(0.16)	$9.38	1.18%		$10,231	1.22%	2.02%
12/31/15	10.16	0.17	(0.62)	(0.45)	(0.28)	(0.28)	9.43	(4.51%	)	11,396	1.22%	1.59%
12/31/14	11.16	0.30	(1.07)	(0.77)	(0.23)	(0.23)	10.16	(7.07%	)	11,089	1.22%	2.72%
12/31/13	9.43	0.17	1.74	1.91	(0.18)	(0.18)	11.16	20.42%		8,350	1.22%	1.71%
12/31/12	8.10	0.18	1.32	1.50	(0.17)	(0.17)	9.43	18.74%		6,756	1.22%	2.13%

	Year ended December 31
	2016	2015	2014	2013	2012
Portfolio turnover rate	19%	12%	13%[t]	20%	15%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
t	The portfolio turnover rate was not impacted as a result of the cash merger.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Fundamental Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
12/31/16	$12.53	$0.09	$0.36	$0.45	$(0.08)	$(1.48)	$(1.56)	$11.42	3.73%		$165,183	0.83%		0.83%	[l]	0.79%
12/31/15	14.89	0.09	0.64	0.73	(0.13)	(2.96)	(3.09)	12.53	6.22%		183,094	0.84%		0.84%	[l]	0.63%
12/31/14	14.46	0.12	1.44	1.56	(0.11)	(1.02)	(1.13)	14.89	11.06%		207,086	0.86%		0.85%		0.81%
12/31/13	10.94	0.09	3.44	3.53	-	(0.01)	(0.01)	14.46	32.29%		236,837	0.86%		0.85%		0.72%
12/31/12	9.95	0.09	1.23	1.32	(0.09)	(0.24)	(0.33)	10.94	13.14%		179,834	0.87%		0.85%		0.79%
Service Class I
12/31/16	$12.41	$0.06	$0.37	$0.43	$(0.07)	$(1.48)	$(1.55)	$11.29	3.54%		$4,263	1.08%		1.08%	[l]	0.54%
12/31/15	14.80	0.05	0.63	0.68	(0.11)	(2.96)	(3.07)	12.41	5.91%		2,955	1.09%		1.09%	[l]	0.36%
12/31/14	14.40	0.09	1.43	1.52	(0.10)	(1.02)	(1.12)	14.80	10.81%		2,214	1.11%		1.10%		0.59%
12/31/13	10.92	0.06	3.43	3.49	-	(0.01)	(0.01)	14.40	31.98%		1,353	1.11%		1.10%		0.45%
12/31/12[h]	11.50	0.07	(0.33)	(0.26)	(0.08)	(0.24)	(0.32)	10.92	(2.32%	)[b]	518	1.12%	[a]	1.10%	[a]	0.94%	[a]

	Year ended December 31
	2016	2015	2014	2013	2012
Portfolio turnover rate	49%	44%	51%	61%	66%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period May 1, 2012 (commencement of operations) through December 31, 2012.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Expenses incurred during the period fell under the expense cap.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Fundamental Value Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
12/31/16	$14.20	$0.26	$1.56	$1.82	$(0.21)	$(1.07)	$(1.28)	$14.74	13.25%		$223,801	0.79%		N/A		1.81%
12/31/15	16.20	0.23	(0.76)	(0.53)	(0.22)	(1.25)	(1.47)	14.20	(2.88%	)	217,109	0.79%		N/A		1.51%
12/31/14	15.46	0.23	1.47	1.70	(0.25)	(0.71)	(0.96)	16.20	11.19%		219,679	0.79%		N/A		1.47%
12/31/13	12.45	0.23	3.54	3.77	(0.25)	(0.51)	(0.76)	15.46	30.91%		233,724	0.79%		0.79%	[l]	1.61%
12/31/12	10.88	0.24	1.53	1.77	(0.17)	(0.03)	(0.20)	12.45	16.31%		185,473	0.80%		0.80%	[l]	1.98%
Service Class I
12/31/16	$14.05	$0.22	$1.55	$1.77	$(0.18)	$(1.07)	$(1.25)	$14.57	13.05%		$9,319	1.04%		N/A		1.55%
12/31/15	16.07	0.19	(0.76)	(0.57)	(0.20)	(1.25)	(1.45)	14.05	(3.18%	)	7,757	1.04%		N/A		1.26%
12/31/14	15.37	0.19	1.47	1.66	(0.25)	(0.71)	(0.96)	16.07	10.98%		5,611	1.04%		N/A		1.21%
12/31/13	12.42	0.19	3.52	3.71	(0.25)	(0.51)	(0.76)	15.37	30.55%		2,650	1.04%		1.04%	[l]	1.28%
12/31/12[h]	12.16	0.14	0.33	0.47	(0.18)	(0.03)	(0.21)	12.42	3.90%	[b]	381	1.05%	[a]	1.05%	[a,l]	1.78%	[a]

	Year ended December 31
	2016	2015	2014	2013	2012
Portfolio turnover rate	20%	19%	14%	22%	24%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period May 1, 2012 (commencement of operations) through December 31, 2012.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Expenses incurred during the period fell under the expense cap.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Global Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
12/31/16	$11.74	$0.14	$0.76	$0.90	$(0.14)	$(0.96)	$(1.10)	$11.54	7.55%		$218,698	0.82%	N/A	1.18%
12/31/15	12.61	0.14	(0.33)	(0.19)	(0.14)	(0.54)	(0.68)	11.74	(1.36%	)	224,808	0.86%	0.85%	1.13%
12/31/14	12.44	0.16	0.33	0.49	(0.11)	(0.21)	(0.32)	12.61	3.95%		210,395	0.95%	0.90%	1.29%
12/31/13	9.82	0.12	2.63	2.75	(0.13)	-	(0.13)	12.44	28.13%		149,796	0.96%	0.90%	1.10%
12/31/12	8.02	0.12	1.77	1.89	(0.09)	-	(0.09)	9.82	23.69%		131,665	0.98%	0.90%	1.33%
Class II
12/31/16	$11.93	$0.14	$0.77	$0.91	$(0.14)	$(0.96)	$(1.10)	$11.74	7.54%		$15,757	0.82%	N/A	1.17%
12/31/15	12.81	0.15	(0.34)	(0.19)	(0.15)	(0.54)	(0.69)	11.93	(1.35%	)	15,876	0.83%	0.81%	1.13%
12/31/14	12.63	0.17	0.33	0.50	(0.11)	(0.21)	(0.32)	12.81	4.00%		17,481	0.85%	0.80%	1.35%
12/31/13	9.96	0.14	2.66	2.80	(0.13)	-	(0.13)	12.63	28.34%		18,681	0.86%	0.80%	1.21%
12/31/12	8.13	0.13	1.80	1.93	(0.10)	-	(0.10)	9.96	23.79%		16,324	0.88%	0.80%	1.45%
Service Class I
12/31/16	$11.65	$0.10	$0.76	$0.86	$(0.12)	$(0.96)	$(1.08)	$11.43	7.25%		$12,129	1.07%	N/A	0.89%
12/31/15	12.52	0.10	(0.31)	(0.21)	(0.12)	(0.54)	(0.66)	11.65	(1.55%	)	10,646	1.11%	1.10%	0.84%
12/31/14	12.38	0.12	0.32	0.44	(0.09)	(0.21)	(0.30)	12.52	3.57%		9,220	1.20%	1.15%	1.00%
12/31/13	9.78	0.09	2.63	2.72	(0.12)	-	(0.12)	12.38	27.94%		6,657	1.21%	1.15%	0.82%
12/31/12	8.00	0.09	1.77	1.86	(0.08)	-	(0.08)	9.78	23.35%		3,707	1.23%	1.15%	1.03%

	Year ended December 31
	2016	2015	2014	2013	2012
Portfolio turnover rate	15%	17%	12%	11%	11%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Growth & Income Fund

		Income (loss) from investment operations			Less distributions to shareholders				Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/16	$13.18	$0.15	$1.00	$1.15	$(0.14)	$(0.14)	$14.19	8.77%	$102,858	0.56%	1.10%
12/31/15	13.28	0.14	(0.08)	0.06	(0.16)	(0.16)	13.18	0.49%	106,578	0.56%	1.01%
12/31/14	12.08	0.14	1.20	1.34	(0.14)	(0.14)	13.28	11.19%	121,667	0.56%	1.16%
12/31/13	9.24	0.13	2.85	2.98	(0.14)	(0.14)	12.08	32.53%	129,107	0.57%	1.22%
12/31/12	7.83	0.13	1.39	1.52	(0.11)	(0.11)	9.24	19.49%	116,115	0.58%	1.46%
Service Class
12/31/16	$13.10	$0.11	$1.00	$1.11	$(0.11)	$(0.11)	$14.10	8.50%	$23,197	0.81%	0.85%
12/31/15	13.21	0.10	(0.08)	0.02	(0.13)	(0.13)	13.10	0.18%	18,797	0.81%	0.76%
12/31/14	12.02	0.11	1.20	1.31	(0.12)	(0.12)	13.21	10.94%	18,929	0.81%	0.91%
12/31/13	9.20	0.10	2.84	2.94	(0.12)	(0.12)	12.02	32.20%	17,142	0.82%	0.97%
12/31/12	7.79	0.11	1.39	1.50	(0.09)	(0.09)	9.20	19.32%	12,385	0.83%	1.21%

	Year ended December 31
	2016	2015	2014	2013	2012
Portfolio turnover rate	17%	17%	20%	19%	26%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Income & Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/16	$11.35	$0.22	$1.55	$1.77	$(0.21)	$(1.05)	$(1.26)	$11.86	16.40%		$257,874	0.69%	1.97%
12/31/15	12.44	0.23	(0.31)	(0.08)	(0.24)	(0.77)	(1.01)	11.35	(0.09%	)	221,763	0.69%	1.90%
12/31/14	11.60	0.23	0.83	1.06	(0.22)	-	(0.22)	12.44	9.22%		232,187	0.70%	1.91%
12/31/13	9.48	0.22	2.09	2.31	(0.19)	-	(0.19)	11.60	24.62%		228,095	0.70%	2.07%
12/31/12	8.56	0.23	0.79	1.02	(0.10)	-	(0.10)	9.48	11.96%		171,207	0.72%	2.51%
Service Class
12/31/16	$11.25	$0.19	$1.54	$1.73	$(0.19)	$(1.05)	$(1.24)	$11.74	16.10%		$20,626	0.94%	1.71%
12/31/15	12.34	0.20	(0.31)	(0.11)	(0.21)	(0.77)	(0.98)	11.25	(0.35%	)	16,906	0.94%	1.65%
12/31/14	11.51	0.20	0.83	1.03	(0.20)	-	(0.20)	12.34	8.96%		16,131	0.95%	1.66%
12/31/13	9.42	0.20	2.06	2.26	(0.17)	-	(0.17)	11.51	24.22%		14,775	0.95%	1.82%
12/31/12	8.51	0.20	0.80	1.00	(0.09)	-	(0.09)	9.42	11.73%		11,282	0.97%	2.23%

	Year ended December 31
	2016	2015	2014	2013	2012
Portfolio turnover rate	30%	27%	19%	15%	3%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML International Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
12/31/16	$8.81	$0.15	$0.56	$0.71	$(0.17)	$(0.02)	$(0.19)	$9.33	8.27%		$150,753	1.07%		1.00%		1.70%
12/31/15	9.27	0.15	(0.59)	(0.44)	(0.02)	-	(0.02)	8.81	(4.77%	)	164,083	1.09%		1.00%		1.59%
12/31/14[g]	10.00	0.18	(0.65)	(0.47)	(0.20)	(0.06)	(0.26)	9.27	(4.67%	)[b]	123,915	1.15%	[a]	1.00%	[a]	1.79%	[a]
Service Class I
12/31/16	$8.78	$0.13	$0.56	$0.69	$(0.16)	$(0.02)	$(0.18)	$9.29	7.97%		$1,063	1.32%		1.25%		1.50%
12/31/15	9.27	0.10	(0.57)	(0.47)	(0.02)	-	(0.02)	8.78	(5.10%	)	1,513	1.35%		1.25%		1.11%
12/31/14[h]	10.29	0.07	(0.83)	(0.76)	(0.20)	(0.06)	(0.26)	9.27	(7.44%	)[b]	298	1.36%	[a]	1.25%	[a]	1.08%	[a]

	Year ended December 31
	2016	2015	2014
Portfolio turnover rate	50%	46%	39%[b,g]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period January 7, 2014 (commencement of operations) through December 31, 2014.
h	For the period May 1, 2014 (commencement of operations) through December 31, 2014.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Large Cap Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/16	$11.70	$0.03	$(0.06)	$(0.03)	$(0.01)	$(1.03)	$(1.04)	$10.63	(0.38%	)	$103,315	0.70%	0.24%
12/31/15	14.06	0.01	0.58	0.59	-	(2.95)	(2.95)	11.70	5.12%		214,299	0.69%	0.10%
12/31/14	14.63	(0.01)	1.36	1.35	-	(1.92)	(1.92)	14.06	9.51%		242,229	0.69%	(0.07%	)
12/31/13	11.62	0.00 [d]	3.76	3.76	(0.05)	(0.70)	(0.75)	14.63	33.54%		268,330	0.70%	0.00%	[e]
12/31/12	10.04	0.05	1.54	1.59	(0.01)	-	(0.01)	11.62	15.81%		205,833	0.70%	0.49%
Service Class
12/31/16	$11.48	$(0.00)[d]	$(0.04)	$(0.04)	$-	$(1.03)	$(1.03)	$10.41	(0.52%	)	$3,604	0.95%	(0.02%	)
12/31/15	13.89	(0.02)	0.56	0.54	-	(2.95)	(2.95)	11.48	4.80%		3,501	0.94%	(0.15%	)
12/31/14	14.51	(0.04)	1.34	1.30	-	(1.92)	(1.92)	13.89	9.23%		2,726	0.94%	(0.29%	)
12/31/13	11.53	(0.03)	3.73	3.70	(0.02)	(0.70)	(0.72)	14.51	33.24%		1,849	0.95%	(0.25%	)
12/31/12	9.99	0.03	1.51	1.54	-	-	-	11.53	15.42%		1,439	0.95%	0.25%

	Year ended December 31
	2016	2015	2014	2013	2012
Portfolio turnover rate	134%	73%	77%	89%	91%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Managed Volatility Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/16	$14.27	$0.17	$0.31	$0.48	$(0.26)	$(2.75)	$(3.01)	$11.74	3.69%	$151,537	0.91%	1.29%
12/31/15	14.11	0.17	0.25	0.42	(0.26)	-	(0.26)	14.27	3.01%	162,332	0.89%	1.18%
12/31/14	14.33	0.16	0.46	0.62	(0.10)	(0.74)	(0.84)	14.11	4.41%	336,931	0.90%	1.14%
12/31/13	12.34	0.16	2.02	2.18	(0.19)	-	(0.19)	14.33	17.78%	203,330	0.88%	1.19%
12/31/12	10.98	0.17	1.27	1.44	(0.08)	-	(0.08)	12.34	13.19%	193,271	0.83%	1.43%
Service Class
12/31/16	$14.18	$0.14	$0.29	$0.43	$(0.22)	$(2.75)	$(2.97)	$11.64	3.42%	$32,569	1.16%	1.04%
12/31/15	14.02	0.14	0.24	0.38	(0.22)	-	(0.22)	14.18	2.79%	33,180	1.14%	0.95%
12/31/14	14.25	0.13	0.45	0.58	(0.07)	(0.74)	(0.81)	14.02	4.14%	31,812	1.15%	0.88%
12/31/13	12.27	0.13	2.02	2.15	(0.17)	-	(0.17)	14.25	17.56%	28,423	1.13%	0.95%
12/31/12	10.93	0.14	1.26	1.40	(0.06)	-	(0.06)	12.27	12.83%	22,660	1.08%	1.21%

	Year ended December 31
	2016	2015	2014	2013	2012
Portfolio turnover rate	4%	3%	14%	94%	11%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Mid Cap Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/16	$15.50	$(0.00)[d]	$0.97	$0.97	$-	$(2.12)	$(2.12)	$14.35	6.29%	$352,754	0.81%	(0.02%	)
12/31/15	16.41	(0.01)	1.05	1.04	-	(1.95)	(1.95)	15.50	6.78%	375,328	0.81%	(0.07%	)
12/31/14	16.59	(0.03)	2.11	2.08	-	(2.26)	(2.26)	16.41	13.27%	377,028	0.81%	(0.17%	)
12/31/13	12.96	(0.03)	4.65	4.62	(0.04)	(0.95)	(0.99)	16.59	36.69%	371,803	0.81%	(0.21%	)
12/31/12	12.08	0.01	1.63	1.64	-	(0.76)	(0.76)	12.96	13.78%	330,731	0.82%	0.04%
Service Class
12/31/16	$15.16	$(0.04)	$0.95	$0.91	$-	$(2.12)	$(2.12)	$13.95	6.02%	$71,227	1.06%	(0.27%	)
12/31/15	16.12	(0.05)	1.04	0.99	-	(1.95)	(1.95)	15.16	6.59%	66,936	1.06%	(0.31%	)
12/31/14	16.38	(0.07)	2.07	2.00	-	(2.26)	(2.26)	16.12	12.93%	56,457	1.06%	(0.42%	)
12/31/13	12.81	(0.07)	4.61	4.54	(0.02)	(0.95)	(0.97)	16.38	36.40%	43,873	1.06%	(0.45%	)
12/31/12	11.98	(0.02)	1.61	1.59	-	(0.76)	(0.76)	12.81	13.47%	29,154	1.07%	(0.19%	)

	Year ended December 31
	2016	2015	2014	2013	2012
Portfolio turnover rate	29%	35%	25%	26%	31%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Mid Cap Value Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/16	$10.74	$0.17	$2.22	$2.39	$(0.19)	$(1.15)	$(1.34)	$11.79	23.23%		$433,046	0.88%	1.55%
12/31/15	13.12	0.16	(0.43)	(0.27)	(0.25)	(1.86)	(2.11)	10.74	(1.45%	)	427,920	0.88%	1.26%
12/31/14	13.65	0.19	1.97	2.16	(0.24)	(2.45)	(2.69)	13.12	16.66%		465,533	0.88%	1.39%
12/31/13	11.11	0.20	3.09	3.29	(0.24)	(0.51)	(0.75)	13.65	30.43%		467,386	0.88%	1.57%
12/31/12	10.17	0.23	1.42	1.65	(0.18)	(0.53)	(0.71)	11.11	16.70%		437,725	0.89%	2.12%
Service Class
12/31/16	$10.62	$0.15	$2.18	$2.33	$(0.17)	$(1.15)	$(1.32)	$11.63	22.86%		$44,148	1.13%	1.35%
12/31/15	12.99	0.12	(0.41)	(0.29)	(0.22)	(1.86)	(2.08)	10.62	(1.60%	)	32,950	1.13%	1.03%
12/31/14	13.55	0.16	1.94	2.10	(0.21)	(2.45)	(2.66)	12.99	16.33%		30,017	1.13%	1.16%
12/31/13	11.04	0.17	3.07	3.24	(0.22)	(0.51)	(0.73)	13.55	30.11%		23,348	1.13%	1.33%
12/31/12	10.12	0.20	1.41	1.61	(0.16)	(0.53)	(0.69)	11.04	16.37%		16,241	1.14%	1.89%

	Year ended December 31
	2016	2015	2014	2013	2012
Portfolio turnover rate	52%	68%	66%	71%	81%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Small Cap Growth Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders				Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000's)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Initial Class
12/31/16	$13.51	$0.00 [d]	$1.59	$1.59	$(2.41)	$(2.41)	$12.69	12.74%	$191,245	1.10%	N/A	0.01%
12/31/15	17.85	(0.04)	(0.74)	(0.78)	(3.56)	(3.56)	13.51	(5.11%)	194,889	1.09%	N/A	(0.22%)
12/31/14	22.81	(0.09)	1.21	1.12	(6.08)	(6.08)	17.85	5.92%	253,096	1.08%	N/A	(0.43%)
12/31/13	16.30	(0.08)	7.79	7.71	(1.20)	(1.20)	22.81	48.54%	273,041	1.10%	1.08%	(0.43%)
12/31/12	16.05	(0.06)	2.17	2.11	(1.86)	(1.86)	16.30	13.41%	256,961	1.13%	1.12%	(0.38%)
Service Class
12/31/16	$13.05	$(0.03)	$1.53	$1.50	$(2.41)	$(2.41)	$12.14	12.46%	$12,969	1.35%	N/A	(0.23%)
12/31/15	17.40	(0.07)	(0.72)	(0.79)	(3.56)	(3.56)	13.05	(5.33%)	11,375	1.34%	N/A	(0.46%)
12/31/14	22.44	(0.13)	1.17	1.04	(6.08)	(6.08)	17.40	5.62%	9,977	1.33%	N/A	(0.67%)
12/31/13	16.09	(0.13)	7.68	7.55	(1.20)	(1.20)	22.44	48.17%	7,871	1.35%	1.34%	(0.69%)
12/31/12	15.91	(0.10)	2.14	2.04	(1.86)	(1.86)	16.09	13.07%	5,837	1.38%	1.37%	(0.63%)

	Year ended December 31
	2016	2015	2014	2013	2012
Portfolio turnover rate	105%	78%	78%	86%	90%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Small Company Value Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/16	$14.88	$0.10	$4.44	$4.54	$(0.10)	$(2.09)	$(2.19)	$17.23	32.46%		$88,729	1.02%	0.97%	0.66%
12/31/15	17.59	0.10	(1.06)	(0.96)	(0.06)	(1.69)	(1.75)	14.88	(5.36%	)	88,068	1.09%	1.05%	0.62%
12/31/14	23.88	0.05	(0.01)	0.04	-	(6.33)	(6.33)	17.59	0.47%		95,788	1.17%	1.15%	0.26%
12/31/13	18.86	(0.01)	5.87	5.86	(0.26)	(0.58)	(0.84)	23.88	31.71%		97,840	1.16%	1.15%	(0.04%	)
12/31/12	16.83	0.19	2.34	2.53	(0.00)[d]	(0.50)	(0.50)	18.86	15.20%		114,274	1.17%	1.15%	1.05%
Service Class I
12/31/16	$14.58	$0.07	$4.34	$4.41	$(0.07)	$(2.09)	$(2.16)	$16.83	32.16%		$15,465	1.27%	1.22%	0.44%
12/31/15	17.29	0.06	(1.06)	(1.00)	(0.02)	(1.69)	(1.71)	14.58	(5.65%	)	10,829	1.33%	1.30%	0.37%
12/31/14	23.63	0.00 [d]	(0.01)	(0.01)	-	(6.33)	(6.33)	17.29	0.24%		10,726	1.42%	1.40%	0.02%
12/31/13	18.70	(0.05)	5.79	5.74	(0.23)	(0.58)	(0.81)	23.63	31.34%		9,944	1.41%	1.40%	(0.23%	)
12/31/12	16.73	0.15	2.32	2.47	-	(0.50)	(0.50)	18.70	14.99%		6,354	1.42%	1.40%	0.86%

	Year ended December 31
	2016	2015	2014	2013	2012
Portfolio turnover rate	23%	44%	22%	12%	14%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Small/Mid Cap Value Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/16	$11.34	$0.06	$2.70	$2.76	$(0.07)	$(0.80)	$(0.87)	$13.23	25.10%		$211,849	0.79%	0.51%
12/31/15	14.69	0.07	(0.89)	(0.82)	(0.11)	(2.42)	(2.53)	11.34	(5.53%	)	197,297	0.79%	0.50%
12/31/14	13.80	0.11	1.19	1.30	(0.09)	(0.32)	(0.41)	14.69	9.45%		236,399	0.79%	0.80%
12/31/13	10.06	0.09	3.74	3.83	(0.09)	-	(0.09)	13.80	38.18%		257,210	0.80%	0.74%
12/31/12	8.51	0.08	1.54	1.62	(0.07)	-	(0.07)	10.06	19.06%		168,248	0.81%	0.82%
Service Class
12/31/16	$11.25	$0.03	$2.68	$2.71	$(0.04)	$(0.80)	$(0.84)	$13.12	24.83%		$19,563	1.04%	0.26%
12/31/15	14.59	0.04	(0.89)	(0.85)	(0.07)	(2.42)	(2.49)	11.25	(5.74%	)	15,919	1.04%	0.27%
12/31/14	13.72	0.08	1.18	1.26	(0.07)	(0.32)	(0.39)	14.59	9.16%		15,484	1.04%	0.56%
12/31/13	10.01	0.06	3.72	3.78	(0.07)	-	(0.07)	13.72	37.82%		12,729	1.05%	0.47%
12/31/12	8.47	0.06	1.53	1.59	(0.05)	-	(0.05)	10.01	18.78%		8,717	1.06%	0.60%

	Year ended December 31
	2016	2015	2014	2013	2012
Portfolio turnover rate	58%	42%	46%	67%	49%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Total Return Bond Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[n]		Ratio of expenses to average daily net assets after expense waivers[j,n]		Interest expense to average daily net assets[p]		Net investment income (loss) to average daily net assets[n]
Class II
12/31/16	$10.19	$0.17	$0.09	$0.26	$(0.18)	$-	$(0.18)	$10.27	2.52%		$393,276	0.62%		0.60%		N/A		1.67%
12/31/15	10.64	0.14	(0.11)	0.03	(0.36)	(0.12)	(0.48)	10.19	0.24%		328,928	0.66%		0.60%		N/A		1.32%
12/31/14	10.34	0.13	0.36	0.49	(0.19)	-	(0.19)	10.64	4.75%		403,732	0.70%		0.65%		0.00%	[e]	1.27%
12/31/13	10.82	0.13	(0.31)	(0.18)	(0.21)	(0.09)	(0.30)	10.34	(1.63%	)	401,127	0.69%		0.65%		0.00%	[e]	1.23%
12/31/12	10.13	0.20	0.70	0.90	(0.21)	-	(0.21)	10.82	8.93%		306,746	0.72%		0.65%		0.00%	[e]	1.84%
Service Class I
12/31/16	$10.11	$0.15	$0.09	$0.24	$(0.17)	$-	$(0.17)	$10.18	2.30%		$19,079	0.87%		0.85%		N/A		1.43%
12/31/15	10.57	0.11	(0.11)	(0.00)[d]	(0.34)	(0.12)	(0.46)	10.11	(0.05%	)	17,161	0.90%		0.85%		N/A		1.09%
12/31/14	10.29	0.10	0.35	0.45	(0.17)	-	(0.17)	10.57	4.43%		14,435	0.95%		0.90%		0.00%	[e]	1.00%
12/31/13	10.79	0.10	(0.30)	(0.20)	(0.21)	(0.09)	(0.30)	10.29	(1.85%	)	11,404	0.94%		0.90%		0.00%	[e]	1.00%
12/31/12[h]	10.49	0.10	0.41	0.51	(0.21)	-	(0.21)	10.79	4.94%	[b]	5,730	0.97%	[a]	0.90%	[a]	0.00%	[a,e]	1.45%	[a]

	Year ended December 31
	2016	2015	2014	2013	2012
Portfolio turnover rate	278%	322%	447%[u]	550%[u]	583%[u]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
h	For the period May 1, 2012 (commencement of operations) through December 31, 2012.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
n	Includes interest expense.
p	Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses in the Statements of Operations. Income earned on investing proceeds from reverse repurchase agreements is included in interest income in the Statements of Operations.
u	Excludes Treasury roll transactions. Including these transactions, the portfolio turnover would have been 479%, 574% and 618%, respectively, for the years ended December 31, 2014, December 31, 2013 and December 31, 2012.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	The Funds

MML Series Investment Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated December 19, 1984, as restated May 14, 1993, and further amended and restated as of December 15, 2011, as it may be further amended from time to time. The following are 19 series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MML Blue Chip Growth Fund (“Blue Chip Growth Fund”)

MML Equity Income Fund (“Equity Income Fund”)

MML Equity Index Fund (“Equity Index Fund”)

MML Focused Equity Fund (“Focused Equity Fund”)

MML Foreign Fund (“Foreign Fund”)

MML Fundamental Growth Fund (“Fundamental Growth Fund”)

MML Fundamental Value Fund (“Fundamental Value Fund”)

MML Global Fund (“Global Fund”)

MML Growth & Income Fund (“Growth & Income Fund”)

MML Income & Growth Fund (“Income & Growth Fund”)

MML International Equity Fund (“International Equity Fund”)

MML Large Cap Growth Fund (“Large Cap Growth Fund”)

MML Managed Volatility Fund (“Managed Volatility Fund”)

MML Mid Cap Growth Fund (“Mid Cap Growth Fund”)

MML Mid Cap Value Fund (“Mid Cap Value Fund”)

MML Small Cap Growth Equity Fund (“Small Cap Growth Equity Fund”)

MML Small Company Value Fund (“Small Company Value Fund”)

MML Small/Mid Cap Value Fund (“Small/Mid Cap Value Fund”)

MML Total Return Bond Fund (“Total Return Bond Fund”)

The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, C.M. Life Insurance Company, and the MML Allocation Funds, which are “funds of funds” series of the Trust, are the record owners of all of the outstanding shares of the Funds.

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

Notes to Financial Statements (Continued)

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of significant inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Trustees at their regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

[1]	The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Assistant Vice Presidents, Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Trustees may from time to time designate. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

Notes to Financial Statements (Continued)

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. Government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Funds determine their net asset values.

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned significant inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities issued by non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

The Focused Equity Fund, Small Company Value Fund, and Small/Mid Cap Value Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of December 31, 2016. For each Fund noted in the preceding sentence, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

Notes to Financial Statements (Continued)

The following is the aggregate value by input level, as of December 31, 2016, for the remaining Funds’ investments:

	Level 1	Level 2		Level 3	Total
Blue Chip Growth Fund
Asset Investments
Common Stock	$372,168,127	$5,875,810	*	$-	$378,043,937
Mutual Funds	1,005	-		-	1,005
Short-Term Investments	-	3,657,524		-	3,657,524

Total Investments	$372,169,132	$9,533,334		$-	$381,702,466

Equity Income Fund
Asset Investments
Common Stock	$455,502,180	$18,814,225	*	$-	$474,316,405
Preferred Stock	3,993,367	1,281,850		-	5,275,217
Corporate Debt	-	868,227		-	868,227
Mutual Funds	1,006	-		-	1,006
Short-Term Investments	-	9,958,555		-	9,958,555

Total Investments	$459,496,553	$30,922,857		$-	$490,419,410

Equity Index Fund
Asset Investments
Common Stock	$544,030,340	$-		$-	$544,030,340
Short-Term Investments	-	19,626,305		-	19,626,305

Total Investments	$544,030,340	$19,626,305		$-	$563,656,645

Liability Derivatives
Futures Contracts	$(124,118)	$-		$-	$(124,118)

Foreign Fund
Asset Investments
Common Stock*
Bermuda	$-	$1,269,101		$-	$1,269,101
Brazil	1,629,301	-		-	1,629,301
Canada	1,848,924	-		-	1,848,924
Cayman Islands	3,299,709	5,486,863		-	8,786,572
China	-	12,517,544		-	12,517,544
France	-	36,267,934		-	36,267,934
Germany	3,525,307	43,325,382		-	46,850,689
Hong Kong	-	6,726,115		-	6,726,115
Ireland	-	5,557,675		-	5,557,675
Israel	6,227,714	-		-	6,227,714
Italy	-	6,972,061		-	6,972,061
Japan	1,748,507	40,397,649		-	42,146,156
Luxembourg	-	2,133,713		-	2,133,713
Netherlands	-	17,579,457		-	17,579,457
Norway	-	6,475,815		-	6,475,815
Portugal	-	3,602,107		-	3,602,107
Republic of Korea	2,855,526	18,420,133		-	21,275,659
Singapore	-	11,963,255		-	11,963,255
Spain	3,975,679	-		-	3,975,679
Sweden	-	2,052,481		-	2,052,481
Switzerland	-	21,187,486		-	21,187,486
Taiwan	-	3,591,164		-	3,591,164

Notes to Financial Statements (Continued)

	Level 1	Level 2		Level 3	Total
Foreign Fund (Continued)
Asset Investments (Continued)
Common Stock* (Continued)
Thailand	$-	$3,559,625		$-	$3,559,625
United Kingdom	7,061,696	68,200,562		-	75,262,258
Mutual Funds	2,095,368	-		-	2,095,368
Short-Term Investments	-	9,225,651		-	9,225,651

Total Investments	$34,267,731	$326,511,773		$-	$360,779,504

Fundamental Growth Fund
Asset Investments
Common Stock	$168,532,745	$825,387	*	$-	$169,358,132
Short-Term Investments	-	129,588		-	129,588

Total Investments	$168,532,745	$954,975		$-	$169,487,720

Fundamental Value Fund
Asset Investments
Common Stock	$227,068,563	$5,434,261	*	$-	$232,502,824
Short-Term Investments	-	1,169,642		-	1,169,642

Total Investments	$227,068,563	$6,603,903		$-	$233,672,466

Global Fund
Asset Investments
Common Stock*
Austria	$-	$1,037,021		$-	$1,037,021
Brazil	-	1,284,753		-	1,284,753
Canada	4,269,790	-		-	4,269,790
Cayman Islands	-	524,695		-	524,695
Czech Republic	-	316,486		-	316,486
Denmark	-	1,996,744		-	1,996,744
France	-	19,184,670		-	19,184,670
Germany	-	15,915,622		-	15,915,622
Ireland	10,589,123	-		-	10,589,123
Israel	2,304,660	-		-	2,304,660
Japan	-	2,947,190		-	2,947,190
Mexico	779,938	-		-	779,938
Netherlands	2,298,467	4,856,604		-	7,155,071
Republic of Korea	-	1,895,707		-	1,895,707
Spain	-	1,410,302		-	1,410,302
Sweden	-	4,491,288		-	4,491,288
Switzerland	-	21,493,028		-	21,493,028
Thailand	-	534,017		-	534,017
United Kingdom	1,383,032	22,603,843		-	23,986,875
United States	122,983,083	-		-	122,983,083
Mutual Funds	3,209,958	-		-	3,209,958
Short-Term Investments	-	1,236,054		-	1,236,054

Total Investments	$147,818,051	$101,728,024		$-	$249,546,075

Notes to Financial Statements (Continued)

	Level 1	Level 2		Level 3		Total
Growth & Income Fund
Asset Investments
Common Stock	$119,243,781	$5,854,629	*	$-		$125,098,410
Short-Term Investments	-	913,481		-		913,481

Total Investments	$119,243,781	$6,768,110		$-		$126,011,891

Income & Growth Fund
Asset Investments
Common Stock	$252,728,368	$14,170,380	*	$-		$266,898,748
Short-Term Investments	-	11,374,171		-		11,374,171

Total Investments	$252,728,368	$25,544,551		$-		$278,272,919

International Equity Fund
Asset Investments
Common Stock*
Australia	$-	$5,899,094		$-		$5,899,094
Cayman Islands	5,182,893	-		-		5,182,893
France	-	22,450,181		-		22,450,181
Germany	-	15,208,230		-		15,208,230
India	949,120	-		-		949,120
Indonesia	-	2,795,216		-		2,795,216
Ireland	2,871,012	1,606,564		-		4,477,576
Israel	118,244	-		-		118,244
Italy	-	7,495,487		-		7,495,487
Japan	-	13,824,452		-		13,824,452
Mexico	2,713,611	-		-		2,713,611
Netherlands	-	11,674,908		-		11,674,908
Republic of Korea	-	1,787,845		-		1,787,845
Sweden	-	6,538,269		-		6,538,269
Switzerland	-	18,336,579		-		18,336,579
Taiwan	-	408,803		-		408,803
United Kingdom	-	28,371,813		-		28,371,813
Mutual Funds	145,010	-		-		145,010
Short-Term Investments	-	3,166,695		-		3,166,695

Total Investments	$11,979,890	$139,564,136		$-		$151,544,026

Asset Derivatives
Forward Contracts	$-	$294,394		$-		$294,394

Liability Derivatives
Forward Contracts	$-	$(370)		$-		$(370)

Large Cap Growth Fund
Asset Investments
Common Stock	$102,372,477	$3,384,020		$-		$105,756,497
Short-Term Investments	-	1,202,159		-		1,202,159

Total Investments	$102,372,477	$4,586,179		$-		$106,958,656

Managed Volatility Fund
Asset Investments
Common Stock	$181,760,804	$-		$-		$181,760,804
Corporate Debt	-	-		-	†,**	-
Purchased Options	696,970	-		-		696,970
Short-Term Investments	-	5,165,123		-		5,165,123

Total Investments	$182,457,774	$5,165,123		$-		$187,622,897

Notes to Financial Statements (Continued)

	Level 1	Level 2		Level 3		Total
Managed Volatility Fund (Continued)
Liability Derivatives
Written Options	$(3,424,740)	$-		$-		$(3,424,740)

Mid Cap Growth Fund
Asset Investments
Common Stock	$405,952,535	$-		$827,917	**	$406,780,452
Preferred Stock	-	-		1,921,312	**	1,921,312
Mutual Funds	12,445,422	-		-		12,445,422
Short-Term Investments	-	15,573,326		-		15,573,326

Total Investments	$418,397,957	$15,573,326		$2,749,229		$436,720,512

Mid Cap Value Fund
Asset Investments
Common Stock	$450,915,712	$5,536,114	*	$-		$456,451,826
Mutual Funds	13,125,050	-		-		13,125,050
Short-Term Investments	-	8,039,212		-		8,039,212

Total Investments	$464,040,762	$13,575,326		$-		$477,616,088

Asset Derivatives
Forward Contracts	$-	$20,842		$-		$20,842

Liability Derivatives
Forward Contracts	$-	$(95,156)		$-		$(95,156)

Small Cap Growth Equity Fund
Asset Investments
Common Stock	$196,937,969	$1,515,900	*	$431,128		$198,884,997
Preferred Stock	-	-		1,879,253		1,879,253
Mutual Funds	17,418,567	-		-		17,418,567
Short-Term Investments	-	3,046,873		-		3,046,873

Total Investments	$214,356,536	$4,562,773		$2,310,381		$221,229,690

Total Return Bond Fund
Asset Investments
Bank Loans	$-	$845,401		$-		$845,401
Corporate Debt	-	95,480,276		-		95,480,276
Municipal Obligations	-	4,445,102		-		4,445,102
Non-U.S. Government Agency Obligations	-	58,299,482		-		58,299,482
U.S. Government Agency Obligations and Instrumentalities	-	112,228,885		-		112,228,885
U.S. Treasury Obligations	-	143,944,595		-		143,944,595
Short-Term Investments	-	43,352,589		-		43,352,589

Total Investments	$-	$458,596,330		$-		$458,596,330

Asset Derivatives
Forward Contracts	$-	$364,683		$-		$364,683

Liability Derivatives
Futures Contracts	$(61,067)	$-		$-		$(61,067)

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments after the close of trading in their applicable foreign markets.
**	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund(s). Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2016 is not presented.
†	Represents a security at $0 value as of December 31, 2016.

Notes to Financial Statements (Continued)

The following tables show Fund(s) with certain assets and liabilities, which approximate fair value and would be categorized at Level 2 as of December 31, 2016.

Statements of Assets and Liabilities location:	Total Return Bond Fund

Receivables from:	X
Investments sold on a when-issued basis

Payables for:	X
Investments purchased on a when-issued basis

Statements of Assets and Liabilities location:	Foreign Fund	Global Fund	International Equity Fund	Mid Cap Growth Fund	Small Cap Growth Equity Fund	Small Company Value Fund
Securities on loan	X	X	X	X	X	X

The Fund(s) had no transfers between Level 1 and Level 2 of the fair value hierarchy during the year ended December 31, 2016. The Fund(s) recognize transfers between the Levels as of the beginning of the year.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 12/31/15	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3*	Transfers (out) of Level 3*		Balance as of 12/31/16	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 12/31/16
Small Cap Growth Equity Fund
Common Stock	$311,026	$-	$-	$60,329	$59,773	$-	$-	$-		$431,128	$60,329
Preferred Stock	2,419,091	-	(2,439)	(267,418)	-	(39,015)	-	(230,966	)**	1,879,253	(267,434)

	$2,730,117	$-	$(2,439)	$(207,089)	$59,773	$(39,015)	$-	$(230,966)		$2,310,381	$(207,105)

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year.
**	Transfers occurred as inputs were more observable.

Notes to Financial Statements (Continued)

The Small Cap Growth Equity Fund fair values certain of its Level 3 investments using acquisition cost, although the transaction may not have occurred during the current reporting period. These investments are generally privately held investments, but may include defaulted securities and new debt issuances. There may not be a secondary market, and/or there are a limited number of investors. The determination to fair value such investments at cost is based upon factors consistent with the principles of fair value measurement that are reasonably available to the Valuation Committee. Valuations are reviewed utilizing available market information to determine if the carrying value should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that affect the investment, also referred to as enterprise value (EV) to earnings before interest, taxes, depreciation and amortization (EBITDA) ratios. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment, and the fact that comparable public companies are not identical to the investments being fair valued by the Small Cap Growth Equity Fund. All market variables are assessed on a regular frequency and calibrated as necessary.

	Fair Value Amount	Valuation Technique	Unobservable Input Description	Value/ Weighted Average Range
Small Cap Growth Equity
Common stock — $431,128
Dropbox, Inc.	$100,816	Market Approach	EV/Multiple	5.40x
			Discount for Lack of Marketability	10%
Telogis	255,573	Market Approach	Future Cash Distribution	$3.18
Cenntenial Resource Development	74,739	Market Approach	Discount for Lack of Marketability	10%
Docusign, Series E Escrow Shares	-	Worthless	Worthless	-

Preferred stock — $1,879,253
Cloudera, Inc. Series F	207,932	Market Approach	EV/Multiple	6.10x
			Discount for Lack of Marketability	10%
Docusign, Series E	114,390	Market Approach	EV/Multiple	7.20x
Docusign, Series D	5,281		Discount for Lack of Marketability	10%
Docusign, Series B	7,364
Docusign, Series B1	2,196
Draftkings, Series D	59,472	Market Approach	Probability Expected Weighted Return Model — 2019 EV/Multiple	12.2x
Draftkings, Series D1	146,307		Merger Probability	50%
			Probability Expected Weighted Return Model — 2020 EV/Multiple	10.9x
			No Merger Probability	50%
			Discount for Lack of Marketability	10%
MarkLogic Corp. Series F	236,779	Market Approach	EV/Multiple	3.00x
			Discount for Lack of Marketability	10%
Telogis	481,843	Market Approach	Future Cash Distribution	$4.40
The Honest Co. Series D	139,012	Market Approach	EV/Multiple	3.74x
			Discount for Lack of Marketability	10%
Veracode, Inc. Series 8	219,211	Market Approach	EV/Multiple	4.40x
			Discount for Lack of Marketability	10%
Zuora, Inc. Series F	259,466	Market Approach	EV/Multiple	6.20x
			Discount for Lack of Marketability	10%

Total	$2,310,381

Notes to Financial Statements (Continued)

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Gains or losses from derivatives can be substantially greater than their original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the year ended December 31, 2016, the following table shows how the Fund used these types of derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Type of Derivative and Objective for Use	Equity Index Fund	International Equity Fund	Managed Volatility Fund	Mid Cap Value Fund	Total Return Bond Fund
Foreign Currency Transactions*
Hedging/Risk Management		A		A	A

Futures Contracts**
Hedging/Risk Management					A
Duration/Credit Quality Management					A
Substitution for Direct Investment	A				M

Options (Purchased)
Hedging/Risk Management			A

Options (Written)
Hedging/Risk Management			A
Income			A
*	Includes any options purchased or written, futures contracts, and forward contracts, if applicable.
**	Includes any options purchased or written on futures contracts, if applicable.

At December 31, 2016, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Equity Index Fund
Liability Derivatives
Futures Contracts^^	$(124,118)	$-	$-	$(124,118)

Realized Gain (Loss)#
Futures Contracts	$1,109,313	$-	$-	$1,109,313

Change in Appreciation (Depreciation)##
Futures Contracts	$(127,367)	$-	$-	$(127,367)

Notes to Financial Statements (Continued)

	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
International Equity Fund
Asset Derivatives
Forward Contracts*	$-	$294,394	$-	$294,394

Liability Derivatives
Forward Contracts^	$-	$(370)	$-	$(370)

Realized Gain (Loss)#
Forward Contracts	$-	$106,675	$-	$106,675

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$90,321	$-	$90,321

Managed Volatility Fund
Asset Derivatives
Purchased Options*	$696,970	$-	$-	$696,970

Liability Derivatives
Written Options^	$(3,424,740)	$-	$-	$(3,424,740)

Realized Gain (Loss)#
Purchased Options	$(6,429,163)	$-	$-	$(6,429,163)
Written Options	(4,271,668)	-	-	(4,271,668)

Total Realized Gain (Loss)	$(10,700,831)	$-	$-	$(10,700,831)

Change in Appreciation (Depreciation)##
Purchased Options	$299,218	$-	$-	$299,218
Written Options	(2,611,425)	-	-	(2,611,425)

Total Change in Appreciation (Depreciation)	$(2,312,207)	$-	$-	$(2,312,207)

Mid Cap Value Fund
Asset Derivatives
Forward Contracts*	$-	$20,842	$-	$20,842

Liability Derivatives
Forward Contracts^	$-	$(95,156)	$-	$(95,156)

Realized Gain (Loss)#
Forward Contracts	$-	$233,382	$-	$233,382

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$(44,271)	$-	$(44,271)

Notes to Financial Statements (Continued)

	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Total Return Bond Fund
Asset Derivatives
Forward Contracts*	$-	$364,683	$-	$364,683

Liability Derivatives
Futures Contracts^^	$-	$-	$(61,067)	$(61,067)

Realized Gain (Loss)#
Forward Contracts	$-	$1,351,855	$-	$1,351,855
Futures Contracts	-	-	(212,505)	(212,505)

Total Realized Gain (Loss)	$-	$1,351,855	$(212,505)	$1,139,350

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$364,683	$-	$364,683
Futures Contracts	-	-	(34,055)	(34,055)

Total Change in Appreciation (Depreciation)	$-	$364,683	$(34,055)	$330,628

*	Statements of Assets and Liabilities location: Investments, at value, Receivables from: open forward foreign currency contracts.
^	Statements of Assets and Liabilities location: Payables for: written options, or open forward foreign currency contracts outstanding, at value, as applicable.
^^	Cumulative appreciation (depreciation) on futures contracts is reported in “Futures Contracts” below. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
#	Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, futures contracts, written options, or foreign currency transactions, as applicable.
##	Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, futures contracts, written options, or translation of assets and liabilities in foreign currencies, as applicable.

For the year ended December 31, 2016, the number of contracts, notional amounts, or shares/units for each derivative type was as follows:

	Number of Contracts, Notional Amounts, or Shares/Units†
	Futures Contracts	Forward Contracts	Purchased Options	Written Options
Equity Index Fund	65	$-	-	-
International Equity Fund	-	5,894,634	-	-
Managed Volatility Fund	-	-	873	880
Mid Cap Value Fund	-	16,962,574	-	-
Total Return Bond Fund	200	12,800,897	-	-

†	Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, and shares/units outstanding for purchased options and written options, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended December 31, 2016.

Notes to Financial Statements (Continued)

The following table presents derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Fund(s) as of December 31, 2016.

Counterparty	Derivative Assets Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
International Equity Fund
State Street Bank and Trust	$294,394	$(370)	$-	$294,024

The following table presents derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Fund(s) as of December 31, 2016.

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
International Equity Fund
State Street Bank and Trust	$(370)	$370	$-	$-

*	Represents the net amount receivable from the counterparty in the event of default.
**	Represents the net amount payable to the counterparty in the event of default.
***	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†	The amount presented here may be less than the total amount shown in the Statements of Assets and Liabilities as some derivatives held by the counterparty are not covered within the master netting agreements.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. Typically, the Fund(s) and counterparties are not permitted to sell, re-pledge, or use the collateral they receive.

Further details regarding the derivatives and other investments held by the Fund(s) during the year ended December 31, 2016, are discussed below.

Foreign Currency Exchange Transactions

A Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts. These contracts call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. A Fund may enter into foreign currency exchange transactions in order to hedge against changes in the values of the assets or liabilities denominated in one or more foreign currencies, or otherwise to increase or reduce a Fund’s exposure to various foreign currencies. The use of foreign currency exchange transactions may create investment leverage.

Whenever a Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Notes to Financial Statements (Continued)

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered.

The Fund(s) listed in the following table had open forward foreign currency contracts at December 31, 2016. A Fund’s current exposure to a counterparty is the unrealized appreciation on the contract.

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
International Equity Fund
Contract to Buy
CHF	1,031,000	State Street Bank and Trust*	03/15/17	$1,006,957	$9,958

Contracts to Deliver
AUD	790,000	State Street Bank and Trust*	06/21/17	577,556	9,724
CHF	5,361,000	State Street Bank and Trust*	03/15/17	5,562,415	274,656
JPY	8,300,724	State Street Bank and Trust*	01/04/17	70,652	(370)
JPY	1,449,452	State Street Bank and Trust*	01/05/17	12,457	56

				$6,223,080	$284,066

Mid Cap Value Fund
Contract to Buy
CAD	649,448	Morgan Stanley & Co.	03/31/17	$485,766	$(1,552)

Contracts to Deliver
JPY	291,704,099	Credit Suisse International	03/31/17	2,477,040	(29,700)
CAD	10,328,548	Morgan Stanley & Co.	03/31/17	7,721,586	20,842
EUR	4,443,864	UBS AG	03/31/17	4,634,787	(63,904)

				$14,833,413	$(72,762)

Total Return Bond Fund
Contracts to Deliver
JPY	1,200,000,000	Citibank N.A.	01/10/17	$10,513,220	$241,377
JPY	630,000,000	JP Morgan Chase Bank N.A.	01/13/17	5,517,218	123,306

				$16,030,438	$364,683

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
*	Contracts are subject to an MNA.
EUR	Euro

JPY	Japanese Yen

Notes to Financial Statements (Continued)

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

The Fund(s) listed in the following table had open futures contracts at December 31, 2016:

	Expiration Date	Number of Contracts	Notional Amount	Net Unrealized Appreciation/ (Depreciation)
Equity Index Fund
Futures Contracts — Long
S&P 500 E Mini Index	03/17/17	180	$20,125,800	$(124,118)

Total Return Bond Fund
Futures Contracts — Long
U.S. Treasury Note 2 Year	03/31/17	46	$9,967,625	$(3,325)
U.S. Treasury Note 5 Year	03/31/17	212	24,944,781	(57,742)

				$(61,067)

Options

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date.

Notes to Financial Statements (Continued)

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date.

Writing put and call options. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Exchange Traded Options. Exchange traded options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price.

Notes to Financial Statements (Continued)

The Fund(s) listed in the following table had open written option contracts at December 31, 2016

Units	Expiration Date	Description	Premiums Received	Value
Managed Volatility Fund
85	1/06/17	S&P 500 Index Call, Strike 2,200.00	$301,537	$344,760
79	1/13/17	S&P 500 Index Call, Strike 2,260.00	193,236	76,077
94	1/20/17	S&P 500 Index Call, Strike 2,175.00	413,365	667,400
86	1/20/17	S&P 500 Index Call, Strike 2,200.00	249,185	453,048
95	1/20/17	S&P 500 Index Call, Strike 2,250.00	313,263	174,990
91	2/17/17	S&P 500 Index Call, Strike 2,200.00	488,261	590,590
93	2/17/17	S&P 500 Index Call, Strike 2,225.00	334,568	419,430
95	3/17/17	S&P 500 Index Call, Strike 2,250.00	493,762	427,975
86	3/17/17	S&P 500 Index Call, Strike 2,275.00	412,584	270,470

			$3,199,761	$3,424,740

Transactions in written option contracts during the year ended December 31, 2016, were as follows:

	Number of Contracts	Premiums Received
Managed Volatility Fund
Options outstanding at December 31, 2015	938	$4,774,926
Options written	9,611	34,699,267
Options terminated in closing purchase transactions	(9,619)	(36,093,618)
Options expired	(126)	(180,814)

Options outstanding at December 31, 2016	804	$3,199,761

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) (for U.S. Treasury inflation-indexed bonds) or, generally, by a comparable inflation index calculated by the foreign government issuing the inflation-indexed bonds.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. Any adjustments to the principal amount of an inflation-indexed bond due to inflation will be reflected as increases or decreases to interest income. Such adjustments may have a significant impact on the Fund’s distributions.

The value of inflation-indexed bonds is generally based on changes in real interest rates, which in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation, or that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States. Additionally, if interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Notes to Financial Statements (Continued)

Bank Loans

Certain of the Funds may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

At December 31, 2016, the Funds had no unfunded loan commitments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a

Notes to Financial Statements (Continued)

Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, a Fund’s use of the transaction proceeds may be restricted pending a determination by the counterparty or its representative, whether to enforce the Fund’s obligation to repurchase the securities. A Fund can incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction.

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.

Securities Lending

Each Fund may lend its securities; however, lending cannot exceed 33% of the total assets of the Fund taken at current value. The Funds’ securities lending activities are governed by a Securities Lending Agency Agreement (“Lending Agreement”) between each Fund and the lending agent (“agent”). The Lending Agreement authorizes the agent to lend qualifying U.S. and foreign securities held by a Fund to approved borrowers (each, a “Borrower”).

Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash or securities adjusted daily to have market value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. The Funds bear the risk of loss with respect to the investment of cash collateral. As with other extensions of credit, the Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the Borrower of the securities fail financially. Pursuant to the Lending Agreement, the agent has provided indemnification to the Funds in the event of default by a borrower with respect to a loan. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the Borrower, as well as a share of the income earned on investment of the cash collateral received for the loaned securities. At December 31, 2016, the Funds’ collateral was equal to or greater than 100% of the market value of securities on loan.

Security loans can be terminated at the discretion of either the lending agent or the Fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. For all Funds, all securities on loan are classified as common stock in the Fund’s Portfolio of Investments at December 31, 2016.

The Funds employ the agent to implement their securities lending program and the agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the Borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the securities lending agent or Borrower, respectively. For the year ended December 31, 2016, the Fund(s) earned securities lending net income as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Foreign Fund	$303,992	$61,470	$242,522
Global Fund	48,760	10,107	38,653

Notes to Financial Statements (Continued)

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
International Equity Fund	$48,618	$9,939	$38,679
Mid Cap Growth Fund	294,101	59,327	234,774
Small Cap Growth Equity Fund	161,580	32,728	128,852
Small Company Value Fund	10,911	2,265	8,646

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and realized capital gain distributions are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds determine the classification of distributions received as return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets.

Foreign Securities

Each of the Foreign Fund and the International Equity Fund invests substantially all of its assets and the Global Fund invests a significant amount of its assets in foreign securities. The other Funds may also invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Notes to Financial Statements (Continued)

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended, applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadvisers

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives advisory fees, based upon each Fund’s average daily net assets, at the annual rates shown in the following table.

MML Advisers has also entered into investment subadvisory agreements for each Fund with the unaffiliated investment subadviser(s) shown in the following table. MML Advisers pays a subadvisory fee to each of these subadvisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and, if applicable, (2) the average daily net assets of all other Funds or accounts of MML Advisers or its affiliates for which the subadviser provides subadvisory services and which have substantially the same investment objective, policies, and investment strategies.

The Funds’ subadvisory fees are paid by MML Advisers out of the advisory fees.

Fund	Investment Advisory Fee	Investment Subadviser(s)
Blue Chip Growth Fund	0.75% on the first $400 million; and	T. Rowe Price Associates, Inc.
0.70% on any excess over $400 million
Equity Income Fund	0.75% on the first $500 million; and	T. Rowe Price Associates, Inc.
0.70% on any excess over $500 million
Equity Index Fund	0.10% on the first $500 million; and	Northern Trust Investments, Inc.
0.08% on any excess over $500 million
Focused Equity Fund	0.70% on the first $250 million; and	Harris Associates L.P.
0.60% on any excess over $250 million
Foreign Fund	0.89% on the first $500 million; and	Templeton Investment Counsel, LLC
0.85% on any excess over $500 million
Fundamental Growth Fund	0.62% on the first $250 million; and	Wellington Management Company LLP
0.60% on any excess over $250 million
Fundamental Value Fund	0.60% on the first $500 million; and	Wellington Management Company LLP
0.575% on any excess over $500 million
Global Fund	0.60% on the first $500 million; and	Massachusetts Financial Services Company
0.55% on any excess over $500 million

Notes to Financial Statements (Continued)

Fund	Investment Advisory Fee	Investment Subadviser(s)
Growth & Income Fund	0.50% on the first $500 million; and	Massachusetts Financial Services Company
0.475% on any excess over $500 million
Income & Growth Fund	0.65% on the first $500 million; and	BlackRock Investment Management, LLC
0.60% on any excess over $500 million
International Equity Fund	0.80% on the first $250 million; and	Harris Associates L.P.
0.75% on any excess over $250 million
Large Cap Growth Fund#	0.65% on the first $500 million; and	Loomis, Sayles & Company, L.P.
0.60% on any excess over $500 million
Managed Volatility Fund	0.75% on the first $500 million; and	Gateway Investment Advisers, LLC
0.70% on any excess over $500 million
Mid Cap Growth Fund	0.77% on the first $500 million; and	T. Rowe Price Associates, Inc.
0.75% on any excess over $500 million
Mid Cap Value Fund	0.84% on the first $500 million; and	American Century Investment Management, Inc.
0.80% on any excess over $500 million
Small Cap Growth Equity Fund*	1.04% on the first $200 million; and	Wellington Management Company LLP
1.00% on any excess over $200 million
Small Company Value Fund	0.80% on the first $150 million; and	T. Rowe Price Associates, Inc.
0.70% on any excess over $150 million
Small/Mid Cap Value Fund	0.75% on the first $500 million; and	AllianceBernstein L.P.
0.70% on any excess over $500 million
Total Return Bond Fund**	0.40% on the first $500 million; and	Metropolitan West Asset Management, LLC
0.38% on any excess over $500 million

#	Effective December 7, 2016, Loomis, Sayles & Company, L.P. replaced Rainier Investment Management, LLC as subadviser to the Fund.
*	Waddell & Reed Investment Management Company acted as co-subadviser to the Fund through April 24, 2016.

**	Prior to June 1, 2016, the investment advisory fees were as follows:

Fund	Investment Advisory Fee
Total Return Bond Fund	0.45% on the first $500 million; and
0.43% on any excess over $500 million

Administration Fees

For the Equity Index Fund, Focused Equity Fund, Fundamental Growth Fund, Fundamental Value Fund, Global Fund, International Equity Fund, Small Company Value Fund, and Total Return Bond Fund, under a separate Administrative and Shareholder Services Agreement between the Funds and MML Advisers, MML Advisers is obligated to provide all necessary administrative and shareholder services and bear some of the Fund specific administrative expenses. In return for these services, MML Advisers receives an administrative services fee based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class I	Class II	Class III	Service Class I
Equity Index Fund	0.30%	0.15%	None	0.30%
Focused Equity Fund	N/A	0.15%	N/A	0.15%
Fundamental Growth Fund	N/A	0.15%	N/A	0.15%
Fundamental Value Fund	N/A	0.15%	N/A	0.15%
Global Fund	0.15%	0.15%	N/A	0.15%

Notes to Financial Statements (Continued)

	Class I	Class II	Class III	Service Class I
International Equity Fund	N/A	0.15%	N/A	0.15%
Small Company Value Fund	N/A	0.15%	N/A	0.15%
Total Return Bond Fund	N/A	0.15%	N/A	0.15%

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares and Service Class I shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares and Service Class I shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares or Service Class I shares, as applicable, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class and Service Class I shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

Expense Caps and Waivers

MML Advisers agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class II	Service Class I
Fundamental Growth Fund*	0.85%	1.10%
International Equity Fund*	1.00%	1.25%
Total Return Bond Fund*	0.60%	0.85%

#	Acquired Fund Fees and Expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through April 30, 2017.

MML Advisers contractually agreed to waive 0.05% of the advisory fee of the Total Return Bond Fund through May 31, 2016.

MML Advisers has agreed to voluntarily waive 0.05% of the advisory fee of the Small Company Value Fund. MML Advisers may amend or discontinue this waiver at any time without advance notice.

Effective June 1, 2016, MML Advisers has agreed to voluntarily waive 0.03% of the advisory fee of the Equity Income Fund through April 30, 2017. MML Advisers may amend or discontinue this waiver at any time without advance notice.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Notes to Financial Statements (Continued)

Rebated Brokerage Commissions

The Funds listed below have entered into agreements with certain brokers whereby the brokers will rebate to the Funds, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Funds and are included with realized gain or loss on investment transactions presented in the Statements of Operations. For the year ended December 31, 2016, brokerage commissions rebated under these agreements were as follows:

Rebated Commissions
Blue Chip Growth Fund	$3,395
Equity Income Fund	4,520
Foreign Fund	810
Fundamental Growth Fund	37
Fundamental Value Fund	1,237
Global Fund	1,200
Growth & Income Fund	4,908
Income & Growth Fund	441
Large Cap Growth Fund	4,210
Managed Volatility Fund	2,169
Mid Cap Growth Fund	4,647
Small Cap Growth Equity Fund	13,130
Small Company Value Fund	1,904
Small/Mid Cap Value Fund	34,470

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds may also be employees of MassMutual. The compensation of a trustee who is not an employee of MassMutual is borne by the Funds.

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2016, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Blue Chip Growth Fund	$-	$114,861,086	$-	$170,174,457
Equity Income Fund	-	99,058,427	-	148,305,545
Equity Index Fund	-	96,825,859	-	38,227,805
Focused Equity Fund	-	51,059,676	-	79,860,282
Foreign Fund	-	73,418,363	-	64,740,946
Fundamental Growth Fund	-	86,098,225	-	105,532,141

Notes to Financial Statements (Continued)

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Fundamental Value Fund	$-	$46,256,524	$-	$60,480,783
Global Fund	-	36,007,405	-	53,467,152
Growth & Income Fund	-	21,107,276	-	29,637,011
Income & Growth Fund	-	73,826,061	-	73,970,560
International Equity Fund	-	77,759,119	-	99,410,419
Large Cap Growth Fund	-	235,855,866	-	343,535,078
Managed Volatility Fund	-	8,172,698	-	34,534,311
Mid Cap Growth Fund	-	117,300,174	-	155,610,303
Mid Cap Value Fund	-	243,850,682	-	315,681,152
Small Cap Growth Equity Fund	-	204,349,515	-	224,453,638
Small Company Value Fund	-	22,701,890	-	45,830,544
Small/Mid Cap Value Fund	-	124,538,408	-	155,260,234
Total Return Bond Fund	1,008,171,947	57,589,211	945,939,973	61,870,703

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015

	Shares	Amount	Shares	Amount

Blue Chip Growth Fund Initial Class
Sold	1,829,690	$26,464,359	2,050,627	$35,000,186
Issued as reinvestment of dividends	3,178,098	44,016,658	4,217,280	62,289,222
Redeemed	(5,822,807)	(84,697,374)	(4,490,729)	(78,848,927)

Net increase (decrease)	(815,019)	$(14,216,357)	1,777,178	$18,440,481

Blue Chip Growth Fund Service Class
Sold	843,322	$11,915,061	700,855	$11,542,611
Issued as reinvestment of dividends	408,070	5,513,029	425,902	6,171,321
Redeemed	(516,842)	(7,327,640)	(264,136)	(4,401,398)

Net increase (decrease)	734,550	$10,100,450	862,621	$13,312,534

Equity Income Fund Initial Class
Sold	1,822,027	$20,681,583	3,349,391	$43,038,102
Issued as reinvestment of dividends	4,457,802	48,991,248	4,798,391	51,918,590
Redeemed	(7,467,353)	(84,435,481)	(5,851,519)	(76,038,084)

Net increase (decrease)	(1,187,524)	$(14,762,650)	2,296,263	$18,918,608

Equity Income Fund Service Class
Sold	823,658	$9,374,307	801,621	$9,912,506
Issued as reinvestment of dividends	746,940	8,141,646	699,148	7,508,847
Redeemed	(570,439)	(6,484,581)	(461,419)	(5,866,477)

Net increase (decrease)	1,000,159	$11,031,372	1,039,350	$11,554,876

Equity Index Fund Class I
Sold	195,781	$5,000,396	131,076	$3,326,839
Issued as reinvestment of dividends	107,635	2,760,846	123,159	2,876,982
Redeemed	(816,790)	(20,848,027)	(549,858)	(13,987,453)

Net increase (decrease)	(513,374)	$(13,086,785)	(295,623)	$(7,783,632)

Notes to Financial Statements (Continued)

	Year Ended December 31, 2016		Year Ended December 31, 2015

	Shares	Amount	Shares	Amount

Equity Index Fund Class II
Sold	530,976	$13,600,841	1,052,550	$26,566,026
Issued as reinvestment of dividends	273,077	7,004,425	241,782	5,652,856
Redeemed	(828,193)	(20,989,328)	(691,685)	(17,492,168)

Net increase (decrease)	(24,140)	$(384,062)	602,647	$14,726,714

Equity Index Fund Class III
Sold	3,454,116	$91,463,486	866	$22,459
Issued as reinvestment of dividends	302,119	7,740,287	298,056	6,959,599
Redeemed	(178,330)	(4,513,366)	(106,824)	(2,703,109)

Net increase (decrease)	3,577,905	$94,690,407	192,098	$4,278,949

Equity Index Fund Service Class I
Sold	171,504	$4,242,101	367,151	$9,082,505
Issued as reinvestment of dividends	63,228	1,580,076	61,289	1,398,611
Redeemed	(203,834)	(4,947,697)	(111,382)	(2,742,801)

Net increase (decrease)	30,898	$874,480	317,058	$7,738,315

Focused Equity Fund Class II
Sold	842,595	$10,160,682	1,950,228	$29,160,625
Issued as reinvestment of dividends	974,312	11,808,665	2,006,738	23,639,379
Redeemed	(4,185,139)	(52,228,414)	(1,850,790)	(27,653,542)

Net increase (decrease)	(2,368,232)	$(30,259,067)	2,106,176	$25,146,462

Focused Equity Fund Service Class I
Sold	85,127	$1,035,236	152,134	$2,134,769
Issued as reinvestment of dividends	40,044	482,130	86,342	1,010,197
Redeemed	(186,584)	(2,232,873)	(115,281)	(1,736,595)

Net increase (decrease)	(61,413)	$(715,507)	123,195	$1,408,371

Foreign Fund Initial Class
Sold	4,766,959	$44,140,856	7,768,376	$81,258,787
Issued as reinvestment of dividends	721,750	6,733,929	1,099,581	10,665,933
Redeemed	(5,117,276)	(47,134,979)	(4,394,039)	(46,071,249)

Net increase (decrease)	371,433	$3,739,806	4,473,918	$45,853,471

Foreign Fund Service Class
Sold	113,772	$1,038,692	224,140	$2,317,484
Issued as reinvestment of dividends	20,806	193,084	33,446	322,750
Redeemed	(252,633)	(2,300,078)	(140,636)	(1,433,225)

Net increase (decrease)	(118,055)	$(1,068,302)	116,950	$1,207,009

Fundamental Growth Fund Class II
Sold	1,199,321	$14,211,982	1,328,385	$18,826,700
Issued as reinvestment of dividends	1,903,133	21,600,562	3,138,822	36,975,319
Redeemed	(3,258,560)	(38,379,284)	(3,753,642)	(54,749,345)

Net increase (decrease)	(156,106)	$(2,566,740)	713,565	$1,052,674

Fundamental Growth Fund Service Class I
Sold	134,103	$1,564,543	81,440	$1,149,694
Issued as reinvestment of dividends	38,353	430,695	48,130	562,161
Redeemed	(32,918)	(388,876)	(41,054)	(547,246)

Net increase (decrease)	139,538	$1,606,362	88,516	$1,164,609

Notes to Financial Statements (Continued)

	Year Ended December 31, 2016		Year Ended December 31, 2015

	Shares	Amount	Shares	Amount

Fundamental Value Fund Class II
Sold	2,062,479	$27,882,168	1,885,056	$29,843,976
Issued as reinvestment of dividends	1,391,644	19,608,258	1,499,241	20,434,654
Redeemed	(3,561,951)	(51,188,268)	(1,653,877)	(25,697,093)

Net increase (decrease)	(107,828)	$(3,697,842)	1,730,420	$24,581,537

Fundamental Value Fund Service Class I
Sold	171,789	$2,410,217	267,094	$3,957,337
Issued as reinvestment of dividends	48,204	671,970	39,989	539,857
Redeemed	(132,120)	(1,868,524)	(104,355)	(1,613,745)

Net increase (decrease)	87,873	$1,213,663	202,728	$2,883,449

Global Fund Class I
Sold	2,598,743	$29,871,905	4,496,635	$57,265,309
Issued as reinvestment of dividends	1,719,683	20,068,702	1,081,244	12,434,307
Redeemed	(4,521,059)	(53,115,062)	(3,111,843)	(40,045,880)

Net increase (decrease)	(202,633)	$(3,174,455)	2,466,036	$29,653,736

Global Fund Class II
Sold	83,397	$996,780	47,470	$614,645
Issued as reinvestment of dividends	115,847	1,376,262	77,044	900,642
Redeemed	(188,416)	(2,259,699)	(158,619)	(2,031,358)

Net increase (decrease)	10,828	$113,343	(34,105)	$(516,071)

Global Fund Service Class I
Sold	288,887	$3,365,358	240,960	$2,974,186
Issued as reinvestment of dividends	91,432	1,058,779	46,172	527,285
Redeemed	(233,534)	(2,653,374)	(109,180)	(1,373,250)

Net increase (decrease)	146,785	$1,770,763	177,952	$2,128,221

Growth & Income Fund Initial Class
Sold	83,218	$1,108,925	107,989	$1,438,084
Issued as reinvestment of dividends	77,520	1,079,085	104,134	1,325,627
Redeemed	(998,028)	(13,418,679)	(1,283,961)	(17,198,074)

Net increase (decrease)	(837,290)	$(11,230,669)	(1,071,838)	$(14,434,363)

Growth & Income Fund Service Class
Sold	331,928	$4,463,523	179,282	$2,384,744
Issued as reinvestment of dividends	12,363	171,221	15,067	190,746
Redeemed	(133,828)	(1,798,978)	(192,689)	(2,544,358)

Net increase (decrease)	210,463	$2,835,766	1,660	$31,132

Income & Growth Fund Initial Class
Sold	3,182,082	$34,660,334	2,092,475	$25,180,057
Issued as reinvestment of dividends	2,288,205	25,307,549	1,736,757	18,426,994
Redeemed	(3,264,374)	(37,162,575)	(2,959,410)	(35,488,006)

Net increase (decrease)	2,205,913	$22,805,308	869,822	$8,119,045

Notes to Financial Statements (Continued)

	Year Ended December 31, 2016		Year Ended December 31, 2015

	Shares	Amount	Shares	Amount

Income & Growth Fund Service Class
Sold	371,022	$4,206,923	238,369	$2,815,280
Issued as reinvestment of dividends	168,049	1,841,818	124,932	1,315,531
Redeemed	(285,123)	(3,271,760)	(168,232)	(1,986,854)

Net increase (decrease)	253,948	$2,776,981	195,069	$2,143,957

International Equity Fund Class II
Sold	1,971,894	$17,061,558	6,490,052	$62,903,390
Issued as reinvestment of dividends	419,628	3,642,368	37,164	332,992
Redeemed	(4,857,377)	(43,062,552)	(1,267,813)	(12,071,785)

Net increase (decrease)	(2,465,855)	$(22,358,626)	5,259,403	$51,164,597

International Equity Fund Service Class I
Sold	48,207	$424,819	149,566	$1,425,758
Issued as reinvestment of dividends	2,580	22,321	258	2,305
Redeemed	(108,685)	(935,487)	(9,716)	(92,301)

Net increase (decrease)	(57,898)	$(488,347)	140,108	$1,335,762

Large Cap Growth Fund Initial Class
Sold	1,278,788	$14,028,042	1,489,752	$20,105,961
Issued as reinvestment of dividends	1,498,948	16,278,575	3,877,235	43,425,029
Redeemed	(11,384,877)	(123,856,300)	(4,271,474)	(60,263,375)

Net increase (decrease)	(8,607,141)	$(93,549,683)	1,095,513	$3,267,615

Large Cap Growth Fund Service Class
Sold	81,402	$891,887	94,721	$1,212,549
Issued as reinvestment of dividends	29,777	316,827	59,374	653,118
Redeemed	(69,781)	(749,495)	(45,443)	(561,141)

Net increase (decrease)	41,398	$459,219	108,652	$1,304,526

Managed Volatility Fund Initial Class
Sold	611,322	$7,531,963	490,598	$7,007,282
Issued as reinvestment of dividends	2,741,867	31,583,234	223,684	3,096,226
Redeemed	(1,816,708)	(23,703,734)	(13,214,384)	(188,949,041)

Net increase (decrease)	1,536,481	$15,411,463	(12,500,102)	$(178,845,533)

Managed Volatility Fund Service Class
Sold	205,968	$2,692,032	342,915	$4,861,141
Issued as reinvestment of dividends	585,189	6,691,391	37,132	511,045
Redeemed	(333,962)	(4,391,787)	(308,184)	(4,368,659)

Net increase (decrease)	457,195	$4,991,636	71,863	$1,003,527

Mid Cap Growth Fund Initial Class
Sold	1,110,396	$16,404,679	1,563,833	$26,333,144
Issued as reinvestment of dividends	3,283,291	47,049,556	2,842,206	42,547,818
Redeemed	(4,029,757)	(60,608,550)	(3,176,630)	(53,193,017)

Net increase (decrease)	363,930	$2,845,685	1,229,409	$15,687,945

Notes to Financial Statements (Continued)

	Year Ended December 31, 2016		Year Ended December 31, 2015

	Shares	Amount	Shares	Amount

Mid Cap Growth Fund Service Class
Sold	556,668	$8,058,126	735,303	$11,926,952
Issued as reinvestment of dividends	666,919	9,296,846	494,271	7,241,068
Redeemed	(533,707)	(7,680,021)	(315,754)	(5,180,003)

Net increase (decrease)	689,880	$9,674,951	913,820	$13,988,017

Mid Cap Value Fund Initial Class
Sold	1,763,938	$19,370,422	2,446,808	$31,047,996
Issued as reinvestment of dividends	4,436,936	48,717,562	6,996,182	72,480,445
Redeemed	(9,309,783)	(105,641,591)	(5,101,145)	(62,354,659)

Net increase (decrease)	(3,108,909)	$(37,553,607)	4,341,845	$41,173,782

Mid Cap Value Fund Service Class
Sold	736,023	$8,348,539	468,251	$5,612,473
Issued as reinvestment of dividends	400,965	4,346,455	503,193	5,152,695
Redeemed	(444,687)	(4,956,685)	(178,011)	(2,138,681)

Net increase (decrease)	692,301	$7,738,309	793,433	$8,626,487

Small Cap Growth Equity Fund Initial Class
Sold	816,707	$10,463,524	1,154,116	$17,387,574
Issued as reinvestment of dividends	2,665,580	32,147,623	2,896,528	40,634,083
Redeemed	(2,841,442)	(36,327,899)	(3,805,914)	(68,130,431)

Net increase (decrease)	640,845	$6,283,248	244,730	$(10,108,774)

Small Cap Growth Equity Fund Service Class
Sold	125,182	$1,542,294	205,576	$3,075,237
Issued as reinvestment of dividends	190,406	2,198,947	156,435	2,122,311
Redeemed	(119,127)	(1,432,928)	(63,729)	(1,060,919)

Net increase (decrease)	196,461	$2,308,313	298,282	$4,136,629

Small Company Value Fund Class II
Sold	314,449	$4,852,846	423,909	$7,077,697
Issued as reinvestment of dividends	799,296	12,181,265	630,971	9,281,588
Redeemed	(1,883,020)	(29,995,687)	(580,385)	(9,810,197)

Net increase (decrease)	(769,275)	$(12,961,576)	474,495	$6,549,088

Small Company Value Fund Service Class I
Sold	193,177	$2,982,699	135,867	$2,235,487
Issued as reinvestment of dividends	107,235	1,597,806	78,252	1,129,172
Redeemed	(124,129)	(1,919,145)	(91,945)	(1,485,389)

Net increase (decrease)	176,283	$2,661,360	122,174	$1,879,270

Small/Mid Cap Value Fund Initial Class
Sold	1,016,666	$11,162,219	948,363	$12,302,868
Issued as reinvestment of dividends	1,182,234	14,151,337	3,225,764	36,451,132
Redeemed	(3,593,861)	(43,329,832)	(2,865,346)	(40,334,518)

Net increase (decrease)	(1,394,961)	$(18,016,276)	1,308,781	$8,419,482

Notes to Financial Statements (Continued)

	Year Ended December 31, 2016		Year Ended December 31, 2015

	Shares	Amount	Shares	Amount
Small/Mid Cap Value Fund Service Class
Sold	174,099	$2,111,665	208,211	$2,741,062
Issued as reinvestment of dividends	95,585	1,135,556	247,494	2,776,882
Redeemed	(193,927)	(2,306,575)	(101,380)	(1,345,538)

Net increase (decrease)	75,757	$940,646	354,325	$4,172,406

Total Return Bond Fund Class II
Sold	9,918,042	$103,634,335	3,363,333	$35,396,133
Issued as reinvestment of dividends	557,268	5,873,606	1,437,031	14,643,347
Redeemed	(4,445,964)	(46,473,766)	(10,454,425)	(110,926,318)

Net increase (decrease)	6,029,346	$63,034,175	(5,654,061)	$(60,886,838)

Total Return Bond Fund Service Class I
Sold	723,394	$7,489,748	452,786	$4,709,307
Issued as reinvestment of dividends	31,915	333,516	66,792	675,933
Redeemed	(577,333)	(5,957,325)	(188,061)	(1,968,965)

Net increase (decrease)	177,976	$1,865,939	331,517	$3,416,275

6.	Federal Income Tax Information

At December 31, 2016, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Blue Chip Growth Fund	$266,169,755	$122,852,237	$(7,319,526)	$115,532,711
Equity Income Fund	386,546,006	114,957,581	(11,084,177)	103,873,404
Equity Index Fund	361,008,285	209,282,277	(6,633,917)	202,648,360
Focused Equity Fund	109,752,688	29,365,970	(3,186,428)	26,179,542
Foreign Fund	359,349,903	38,686,523	(37,256,922)	1,429,601
Fundamental Growth Fund	147,042,968	24,165,006	(1,720,254)	22,444,752
Fundamental Value Fund	182,058,361	59,524,172	(7,910,067)	51,614,105
Global Fund	217,540,168	38,522,113	(6,516,206)	32,005,907
Growth & Income Fund	90,795,389	37,105,896	(1,889,394)	35,216,502
Income & Growth Fund	225,982,773	55,818,953	(3,528,807)	52,290,146
International Equity Fund	153,580,122	6,425,712	(8,461,808)	(2,036,096)
Large Cap Growth Fund	98,893,063	9,033,933	(968,340)	8,065,593
Managed Volatility Fund	159,153,379	35,868,344	(7,398,826)	28,469,518
Mid Cap Growth Fund	333,008,603	111,396,019	(7,684,110)	103,711,909
Mid Cap Value Fund	414,834,109	68,472,644	(5,690,665)	62,781,979
Small Cap Growth Equity Fund	203,131,845	26,282,633	(8,184,788)	18,097,845
Small Company Value Fund	78,314,853	30,361,967	(1,204,093)	29,157,874
Small/Mid Cap Value Fund	190,897,531	46,160,708	(5,317,242)	40,843,466
Total Return Bond Fund	464,203,288	3,909,898	(9,516,856)	(5,606,958)

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may

Notes to Financial Statements (Continued)

now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2016, the following Fund(s) had available, for federal income tax purposes, pre-enactment unused capital losses:

	Expiring 2017	Expiring 2018
Foreign Fund	$5,029,961	$4,482,917
Growth & Income Fund	14,247,716	-

Net capital loss carryforwards for the Fund(s) shown in the table above are from pre-enactment years and are, therefore, subject to the eight-year carryforward period and possible expiration.

At December 31, 2016, the following Fund(s) had post-enactment accumulated capital loss carryforwards:

	Short Term Capital Loss Carryforward	Long term Capital Loss Carryforward
Foreign Fund	$419,005	$10,106,869
Managed Volatility Fund	4,898,382	-
International Equity Fund	1,598,914	11,040,436
Total Return Bond Fund	847,048	-

Net capital loss carryforwards for the Fund(s) shown in the above table are from post-enactment years and are, therefore, not subject to the eight-year carryforward period and possible expiration.

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2016, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Blue Chip Growth Fund	$694,802	$48,834,885	$-
Equity Income Fund	9,291,436	47,841,458	-
Equity Index Fund	8,411,169	10,674,465	-
Focused Equity Fund	2,825,171	9,465,624	-
Foreign Fund	6,927,013	-	-
Fundamental Growth Fund	1,183,093	20,848,164	-
Fundamental Value Fund	4,256,760	16,023,468	-
Global Fund	3,088,772	19,414,971	-
Growth & Income Fund	1,250,306	-	-
Income & Growth Fund	5,016,926	22,132,441	-
International Equity Fund	3,664,689	-	-
Large Cap Growth Fund	231,013	16,364,389	-
Managed Volatility Fund	3,180,298	35,094,327	-
Mid Cap Growth Fund	1,790,170	54,556,232	-
Mid Cap Value Fund	18,837,469	34,226,548	-
Small Cap Growth Equity Fund	-	34,346,570	-
Small Company Value Fund	604,802	13,174,269	-
Small/Mid Cap Value Fund	1,871,211	13,415,682	-
Total Return Bond Fund	6,207,122	-	-

Notes to Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2015, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Blue Chip Growth Fund	$127,622	$68,332,921	$-
Equity Income Fund	10,497,374	48,930,063	-
Equity Index Fund	7,613,210	9,274,838	-
Focused Equity Fund	3,008,185	21,641,391	-
Foreign Fund	10,988,683	-	-
Fundamental Growth Fund	4,952,300	32,585,180	-
Fundamental Value Fund	3,558,038	17,416,473	-
Global Fund	3,587,393	10,274,841	-
Growth & Income Fund	1,516,373	-	-
Income & Growth Fund	4,599,970	15,142,555	-
International Equity Fund	335,297	-	-
Large Cap Growth Fund	8,119,837	35,958,310	-
Managed Volatility Fund	3,607,271	-	-
Mid Cap Growth Fund	1,921,136	47,867,750	-
Mid Cap Value Fund	27,961,974	49,671,166	-
Small Cap Growth Equity Fund	4,560,467	38,195,927	-
Small Company Value Fund	307,773	10,102,987	-
Small/Mid Cap Value Fund	6,813,552	32,414,462	-
Total Return Bond Fund	11,545,091	3,774,189	-

The following Fund(s) have elected to pass through the foreign tax credit for the year ended December 31, 2016:

Amount
Foreign Fund	$632,455
International Equity Fund	317,487

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2016, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, futures contracts, options contracts, premium amortization accruals, passive foreign investment companies, non-taxable dividends basis adjustments, the deferral of wash sale losses, and deferred Trustee compensation.

At December 31, 2016, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Blue Chip Growth Fund	$17,808	$31,249,799	$(50,979)	$115,532,743
Equity Income Fund	11,628,514	32,345,971	(78,673)	103,873,724
Equity Index Fund	9,164,474	18,152,735	(99,387)	202,648,360
Focused Equity Fund	3,204,744	11,024,918	(15,264)	26,179,542
Foreign Fund	8,049,996	(20,038,752)	(56,235)	1,394,673
Fundamental Growth Fund	1,392,041	14,042,026	(19,751)	22,444,752
Fundamental Value Fund	4,677,306	15,548,054	(24,073)	51,610,103

Notes to Financial Statements (Continued)

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Global Fund	$2,924,147	$18,100,319	$(23,015)	$31,984,018
Growth & Income Fund	1,301,691	(14,247,716)	(28,088)	35,216,502
Income & Growth Fund	5,928,691	19,941,135	(31,256)	52,289,972
International Equity Fund	2,912,997	(12,639,350)	(8,547)	(2,082,920)
Large Cap Growth Fund	5,221,196	22,755,665	(25,374)	8,065,593
Managed Volatility Fund	2,352,607	(4,898,382)	650,323	28,244,010
Mid Cap Growth Fund	2,177,025	41,973,718	(58,260)	103,711,923
Mid Cap Value Fund	12,221,631	23,631,517	(71,527)	62,782,503
Small Cap Growth Equity Fund	75,028	7,965,966	(47,473)	18,097,559
Small Company Value Fund	646,518	11,796,107	(13,060)	29,157,874
Small/Mid Cap Value Fund	1,443,012	12,912,946	(34,434)	40,843,466
Total Return Bond Fund	8,677,152	(847,048)	(39,946)	(5,606,958)

During the year ended December 31, 2016, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Blue Chip Growth Fund	$232,757	$(271,849)	$39,092
Equity Income Fund	(67,020)	242,416	(175,396)
Equity Index Fund	409,777	(890,682)	480,905
Focused Equity Fund	7	-	(7)
Foreign Fund	17	218,339	(218,356)
Fundamental Growth Fund	194,325	(139,988)	(54,337)
Fundamental Value Fund	10	155,538	(155,548)
Global Fund	9	119,553	(119,562)
Growth & Income Fund	6	54,238	(54,244)
Income & Growth Fund	13	3,484	(3,497)
International Equity Fund	3	(120,516)	120,513
Large Cap Growth Fund	10	-	(10)
Managed Volatility Fund	199,007	(593,766)	394,759
Mid Cap Growth Fund	19	(775,251)	775,232
Mid Cap Value Fund	(77)	635,370	(635,293)
Small Cap Growth Equity Fund	(62,104)	(46,315)	108,419
Small Company Value Fund	5	11,217	(11,222)
Small/Mid Cap Value Fund	10	44,696	(44,706)
Total Return Bond Fund	17	(2,213,205)	2,213,188

Notes to Financial Statements (Continued)

The Funds did not have any unrecognized tax benefits at December 31, 2016, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2016, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years, or the returns filed to date for Funds in existence for less than three years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8.	Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds.

The potential amounts sought to be recovered from the Equity Income Fund and Equity Index Fund, plus interest and the Official Committee’s court costs, are approximately $4,562,800 and $207,706, respectively.

In addition, on June 2, 2011, the Equity Income Fund was named as a defendant in two closely related, parallel adversary proceedings brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Plaintiffs”), one in the United States District Court for the District of Massachusetts and one in the United States District Court for the District of Connecticut. The Plaintiffs also seek to recover payments of the Proceeds.

The Funds cannot predict the outcome of these proceedings. Accordingly, the Funds have not accrued any amounts related to these proceedings. If the proceedings were to be decided in a manner adverse to the Funds, or if the Funds were to enter into a settlement agreement with the Official Committee or the Plaintiffs, as applicable, the payment of such judgment or settlement could potentially have a material adverse effect on the Funds’ net asset values depending on the net assets of each applicable Fund at the time of such judgment or settlement.

9.	Subsequent Events

In preparation of these financial statements, management has evaluated the events and transactions subsequent to December 31, 2016, through the date when the financial statements were issued, and determined that there are no subsequent events or transactions that would require adjustments to or disclosures in the Funds’ financial statements other than those disclosed below.

Elaine A. Sarsynski resigned as a Trustee of the Trust effective as of February 1, 2017.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund and Shareholders of MML Blue Chip Growth Fund, MML Equity Income Fund, MML Equity Index Fund, MML Focused Equity Fund, MML Foreign Fund, MML Fundamental Growth Fund, MML Fundamental Value Fund, MML Global Fund, MML Growth & Income Fund, MML Income & Growth Fund, MML International Equity Fund, MML Large Cap Growth Fund, MML Managed Volatility Fund, MML Mid Cap Growth Fund, MML Mid Cap Value Fund, MML Small Cap Growth Equity Fund, MML Small Company Value Fund, MML Small/Mid Cap Value Fund, and MML Total Return Bond Fund (collectively, the “Funds”):

We have audited the accompanying statements of assets and liabilities of the Funds, including the portfolios of investments, as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 17, 2017

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statements of Additional Information include additional information about the Trust’s Trustees and are available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, Attention: MassMutual U.S. Product and Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Age: 68	Trustee	Since 2003	Retired; President and Chief Executive Officer (1996-2014), Economic Development Council of Western Massachusetts (non-profit development company); President and Chief Executive Officer (1984-2014), Westover Metropolitan Development Corporation (quasi-public development company).	94	Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Age: 58	Trustee	Since 2012	Founder and sole member of PR Academy of Executive Education, LLC (since 2016); Chairman (2011-2016), Academy of Executive Education, LLC (predecessor to PR Academy of Executive Education, LLC).	94	Director (2011-2015), Argo Group International Holdings, Ltd. (underwriter of specialty insurance and reinsurance products); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 62	Trustee	Since 2012	Retired.	94	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

R. Alan Hunter, Jr. Age: 70	Chairperson Trustee	Since 2016 Since 2003	Retired.	94	Director (since 2007), Actuant Corporation (diversified industrial company); Chairperson (since 2016), Trustee (since 2003), MassMutual Select Funds (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Age: 65	Trustee	Since 2012	Retired; President and Chief Executive Officer (2012-2014), PathoGenetix (genomics company).	94	Director (since 2015), Juniper Pharmaceuticals Inc. (specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Age: 64	Trustee	Since 2009	Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company).	96^	Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Trustee (since 2009), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Interested Trustee

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^^ Age: 71	Trustee	Since 2003	Retired.	96^	Director (since 2013), Leucadia National Corporation (holding company); Director (since 2012), Ormat Technologies, Inc. (provider of alternative and renewable energy technology); Director (2006-2014), Jefferies Group LLC (investment bank); Trustee (since 2003), Barings Corporate Investors (closed-end investment company); Trustee (since 2003), Barings Participation Investors (closed-end investment company); Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michael C. Eldredge Age: 52	Vice President	Since 2009	Head of Asset Allocation Funds (since 2016), portfolio manager (2014-2016), Head of Investments (2014-2016), MML Advisers; Vice President (since 2008), MassMutual; Vice President (since 2009), MassMutual Select Funds (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company); Vice President (since 2009), MassMutual Premier Funds (open-end investment company).	94

Andrew M. Goldberg Age: 50	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 (2001- 2008)	Assistant Vice President and Counsel (since 2004), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	94

Brian K. Haendiges Age: 56	President Vice President	Since 2016 (2014- 2016)	Vice President (since 2014), MML Advisers; Senior Vice President (since 2014), Vice President (2010-2014), MassMutual; Vice President (since 2014), MassMutual Select Funds (open-end investment company); President (since 2016), Vice President (2014-2016), MML Series Investment Fund II (open-end investment company); Vice President (since 2014), MassMutual Premier Funds (open-end investment company).	94

Renee Hitchcock Age: 46	Chief Financial Officer and Treasurer Assistant Treasurer	Since 2016 2007- 2016	Assistant Vice President (since 2015), Director (2007-2015), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company).	94

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Douglas Steele Age: 41	Vice President	Since 2016	Head of Investment Due Diligence (since 2016), MML Advisers; Assistant Vice President (since 2013), Investment Director (2005-2013), MassMutual; Vice President (since 2016), MassMutual Select Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company).	94

Philip S. Wellman Age: 52	Vice President and Chief Compliance Officer	Since 2007	Vice President and Chief Compliance Officer (since 2013), MML Advisers; Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (since 2014), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company).	94

Eric H. Wietsma Age: 50	Vice President	Since 2006	Director and President (since 2013), MML Advisers; Senior Vice President (since 2010), MassMutual; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company); President (since 2008) Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	94

Tina Wilson Age: 46	Vice President	Since 2016	Vice President and Head of Investments (since 2016), MML Advisers; Senior Vice President (since 2014), Vice President (2009-2014), MassMutual; Vice President (since 2016), MassMutual Select Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company).	94

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, CT 06082-1981.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified. The Chairperson shall hold office at the pleasure of the Trustees.

^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC (formerly known as Babson Capital Management LLC), an affiliate of MML Advisers.

^^	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Leucadia National Corporation, which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

#	The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended December 31, 2016, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Blue Chip Growth Fund	100.00%
Equity Income Fund	100.00%
Equity Index Fund	100.00%
Focused Equity Fund	100.00%
Fundamental Growth Fund	100.00%
Fundamental Value Fund	100.00%
Global Fund	67.40%
Growth & Income Fund	100.00%
Income & Growth Fund	100.00%
Large Cap Growth Fund	100.00%
Managed Volatility Fund	100.00%
Mid Cap Growth Fund	100.00%
Mid Cap Value Fund	47.02%
Small Company Value Fund	100.00%
Small/Mid Cap Value Fund	100.00%
Total Return Bond Fund	0.36%

For the year ended December 31, 2016, the following Fund(s) earned the following foreign sources of income:

Amount
Foreign Fund	$8,244,613
International Equity Fund	$3,917,910

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s EDGAR database on its website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meeting in November 2016, the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, or the subadvisers (the “Independent Trustees”), approved a new subadvisory agreement (“New Subadvisory Agreement”) with Loomis, Sayles & Company, L.P. (“Loomis Sayles”) for the Large Cap Growth Fund. In preparation for the meeting, the Trustees requested, and MML Advisers provided in advance, certain materials relevant to the consideration of the New Subadvisory Agreement. In all of their deliberations, the Trustees were advised by independent counsel.

In reviewing the New Subadvisory Agreement, the Independent Trustees discussed with MML Advisers and considered a wide range of information about, among other things: (i) Loomis Sayles and its respective personnel with responsibilities for providing services to the Large Cap Growth Fund; (ii) the terms of the New Subadvisory Agreement; (iii) the scope and quality of services that Loomis Sayles will provide under the New Subadvisory Agreement; (iv) the historical investment performance track record of Loomis Sayles; and (v) the fees payable to Looms Sayles by MML Advisers for the Large Cap Growth Fund and the effect of such fees on the profitability to MML Advisers.

Prior to the votes being taken to approve the New Subadvisory Agreement, the Independent Trustees met separately in executive session to discuss the appropriateness of such contract. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Based on the foregoing, the Trustees concluded that: (i) overall, they were satisfied with the nature, extent, and quality of services expected to be provided under the New Subadvisory Agreement; (ii) MML Advisers’ projected level of profitability due to the New Subadvisory Agreement was not excessive and the subadvisory fee amount under the New Subadvisory Agreement is fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of Loomis Sayles appear well suited to the Large Cap Growth Fund, given its investment objectives and policies; and (iv) the terms of the New Subadvisory Agreement are fair and reasonable with respect to the Large Cap Growth Fund and are in the best interests of the Large Cap Growth Fund’s shareholders. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve the New Subadvisory Agreement.

The New Subadvisory Agreement became effective on December 7, 2016.

At their meeting in November 2016, the Trustees, including the Independent Trustees, also approved renegotiated subadvisory agreements with T. Rowe Price Associates, Inc. (“T. Rowe Price”) for the Blue Chip Growth Fund, Equity Income Fund, Mid Cap Growth Fund, and Small Company Value Fund, each of which is based on the new form of subadvisory agreement previously

Other Information (Unaudited) (Continued)

presented to the Trustees (“Renegotiated Subadvisory Agreements”). In preparation for the meeting, the Trustees requested, and MML Advisers provided in advance, certain materials relevant to the consideration of the Renegotiated Subadvisory Agreements. In all of their deliberations, the Trustees were advised by independent counsel.

In reviewing the Renegotiated Subadvisory Agreements, the Trustees discussed with MML Advisers and considered a wide range of information about, among other things: (i) T. Rowe Price and its personnel with responsibilities for providing services to the Blue Chip Growth Fund, Equity Income Fund, Mid Cap Growth Fund, and Small Company Value Fund; (ii) the terms of the Renegotiated Subadvisory Agreements; and (iii) the scope and quality of services that T. Rowe Price will provide under the Renegotiated Subadvisory Agreements.

Prior to the votes being taken to approve the Renegotiated Subadvisory Agreements, the Independent Trustees met separately in executive session to discuss the appropriateness of such contracts. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Based on the foregoing, the Trustees concluded that: (i) overall, they were satisfied with the nature, extent, and quality of services expected to be provided under the Renegotiated Subadvisory Agreements, including the anticipated level of MML Advisers’ oversight of the Blue Chip Growth Fund, Equity Income Fund, Mid Cap Growth Fund, and Small Company Value Fund and the subadvisory process; and (ii) the terms of the Renegotiated Subadvisory Agreement are fair and reasonable with respect to the Blue Chip Growth Fund, Equity Income Fund, Mid Cap Growth Fund, and Small Company Value Fund and are in the best interest of the Funds’ shareholders. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve the Renegotiated Subadvisory Agreements.

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2016

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2016:

As a shareholder of the Funds, you incur ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2016.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Blue Chip Growth Fund
Initial Class	$1,000	0.79%	$1,071.50	$4.11	$1,021.20	$4.01
Service Class	1,000	1.04%	1,069.40	5.41	1,019.90	5.28
Equity Income Fund
Initial Class	1,000	0.75%	1,116.60	3.99	1,021.40	3.81
Service Class	1,000	1.00%	1,115.90	5.32	1,020.10	5.08
Equity Index Fund
Class I	1,000	0.43%	1,075.70	2.24	1,023.00	2.19
Class II	1,000	0.28%	1,076.70	1.46	1,023.70	1.42
Class III	1,000	0.13%	1,076.50	0.68	1,024.50	0.66
Service Class I	1,000	0.68%	1,074.10	3.55	1,021.70	3.46
Focused Equity Fund
Class II	1,000	0.90%	1,198.40	4.97	1,020.60	4.57
Service Class I	1,000	1.15%	1,197.30	6.35	1,019.40	5.84

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Foreign Fund
Initial Class	$1,000	0.97%	$1,075.60	$5.06	$1,020.30	$4.93
Service Class	1,000	1.22%	1,074.50	6.36	1,019.00	6.19
Fundamental Growth Fund
Class II	1,000	0.83%	1,039.00	4.25	1,021.00	4.22
Service Class I	1,000	1.08%	1,037.90	5.53	1,019.70	5.48
Fundamental Value Fund
Class II	1,000	0.79%	1,090.30	4.15	1,021.20	4.01
Service Class I	1,000	1.04%	1,089.40	5.46	1,019.90	5.28
Global Fund
Class I	1,000	0.82%	1,046.10	4.22	1,021.00	4.17
Class II	1,000	0.82%	1,045.60	4.22	1,021.00	4.17
Service Class I	1,000	1.07%	1,044.70	5.50	1,019.80	5.43
Growth & Income Fund
Initial Class	1,000	0.55%	1,069.10	2.86	1,022.40	2.80
Service Class	1,000	0.80%	1,067.90	4.16	1,021.10	4.06
Income & Growth Fund
Initial Class	1,000	0.69%	1,109.30	3.66	1,021.70	3.51
Service Class	1,000	0.94%	1,107.80	4.98	1,020.40	4.77
International Equity Fund
Class II	1,000	1.00%	1,198.30	5.53	1,020.10	5.08
Service Class I	1,000	1.25%	1,196.90	6.90	1,018.90	6.34
Large Cap Growth Fund
Initial Class	1,000	0.69%	1,029.60	3.52	1,021.70	3.51
Service Class	1,000	0.95%	1,028.90	4.84	1,020.40	4.82
Managed Volatility Fund
Initial Class	1,000	0.91%	1,031.90	4.65	1,020.60	4.62
Service Class	1,000	1.16%	1,030.60	5.92	1,019.30	5.89
Mid Cap Growth Fund
Initial Class	1,000	0.81%	1,047.30	4.17	1,021.10	4.12
Service Class	1,000	1.06%	1,046.40	5.45	1,019.80	5.38
Mid Cap Value Fund
Initial Class	1,000	0.88%	1,112.20	4.67	1,020.70	4.47
Service Class	1,000	1.13%	1,110.40	5.99	1,019.50	5.74
Small Cap Growth Equity Fund
Initial Class	1,000	1.10%	1,128.80	5.89	1,019.60	5.58
Service Class	1,000	1.35%	1,127.40	7.22	1,018.30	6.85
Small Company Value Fund
Class II	1,000	0.96%	1,214.40	5.34	1,020.30	4.88
Service Class I	1,000	1.21%	1,212.70	6.73	1,019.10	6.14
Small/Mid Cap Value Fund
Initial Class	1,000	0.79%	1,187.10	4.34	1,021.20	4.01
Service Class	1,000	1.04%	1,186.10	5.71	1,019.90	5.28
Total Return Bond Fund
Class II	1,000	0.60%	981.00	2.99	1,022.10	3.05
Service Class I	1,000	0.85%	979.40	4.23	1,020.90	4.32

*	Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2016, multiplied by the average account value over the period, multiplied by 184 days in the period, divided by 366 days in the year, unless stated otherwise. The annualized expense ratio does not reflect expenses deducted under the variable life insurance or variable annuity contract through which the Funds are invested in. Inclusion of these expenses would increase the annualized expense ratios shown.

Underwriter: MML Distributors, LLC 100 Bright Meadow Blvd. Enfield, CT 06082-1981

© 2017 Massachusetts Mutual Life Insurance Company, Springfield, MA. All rights reserved. www.massmutual.com.

MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliated companies and sales representatives. Investment Adviser: MML Investment Advisers, LLC

RS-41633-01

Item 2. Code of Ethics.

As of December 31, 2016, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2016, there were no reportable amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Susan B. Sweeney and Nabil N. El-Hage, both members of the Audit Committee, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Ms. Sweeney and Mr. El-Hage are both “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

References below to Deloitte & Touche LLP include its affiliates where applicable.

(a)

AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for the fiscal years ended 2016 and 2015 were $796,850.64 and $1,038,764, respectively.

(b)

AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2016 and 2015. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2016 and 2015.

(c)

TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for the fiscal years ended 2016 and 2015 were $128,347 and $126,364, respectively. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2016 and 2015.

(d)

ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2016 and 2015. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2016 and 2015.

(e)

(1) AUDIT COMMITTEE PRE-APPOVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during the fiscal years ended 2016 and 2015 were pre-approved by the committee.

(2) Not applicable.

(f)	Not applicable.
(g)

The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, for the fiscal years ended 2016 and 2015 were $7,296,695 and $732,859, respectively.

(h)

The audit committee considers whether the provision of non-audit services by Deloitte & Touche LLP to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte & Touche LLP’s independence.

*	Refers to fees that were required to be approved by the audit committee for services that relate directly to the operations and financial reporting of the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

Please see portfolio of investments contained in the Reports to Stockholders included under Item 1 of this form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MML Series Investment Fund

By (Signature and Title)	/s/ Brian Haendiges
Brian Haendiges, President and Principal Executive Officer

Date	2/21/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Brian Haendiges
Brian Haendiges, President and Principal Executive Officer

Date	2/21/17

By (Signature and Title)	/s/ Renee Hitchcock
Renee Hitchcock, Treasurer and Principal Financial Officer

Date	2/21/17